                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Special Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12


                          UNITED ROAD SERVICES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                          UNITED ROAD SERVICES, INC.

                            17 Computer Drive West
                            Albany, New York  12205


                                                                _______ __, 2000


Dear Stockholder of United Road Services, Inc.:

     You are invited to attend a special meeting of the stockholders (the "Meeting") of United Road Services, Inc., a Delaware corporation (the "Company"), to be held on ______________, 2000, beginning at 9:00 a.m. Eastern Standard Time, at _______________________________, Albany, New York.

     At the Meeting, you will be asked to consider and approve the following proposals (the "Proposals"):

          1. The Company's issuance and sale of (i) $25,000,000 worth of its Series A Participating Convertible Preferred Stock, par value $0.001 per share (the "Series A Preferred Stock"), to Blue Truck Acquisition, LLC, a Delaware limited liability company and an affiliate of KPS Special Situations Fund, L.P., a Delaware limited partnership (the "KPS Transaction"), and (ii) $2,000,000 worth of its Series A Preferred Stock to CFE, Inc., a Delaware corporation and an affiliate of General Electric Capital Corporation, a New York corporation (the "CFE Transaction" and, together with the KPS Transaction, the "Preferred Stock Transactions"); and

          2. An amendment to the Company's 1998 Stock Option Plan (the "Stock Option Plan") to (i) increase the maximum number of shares of the Company's common stock, par value $0.01 per share, which may be covered by awards under the plan from 127,889 to 327,889 shares, and (ii) limit the maximum number of shares with respect to which options may be granted to any one plan participant with respect to any calendar year and provide that it is intended that the committee which administers the Stock Option Plan will be comprised of "outside directors" (i.e., non-employee directors) to ensure that options granted under the Stock Option Plan will qualify for the "performance-based compensation" exception to the $1 million compensation deduction limitation generally imposed by Section 162(m) of the Internal Revenue Code of 1986, as amended.

     The Company's Board of Directors carefully considered and has approved the terms and conditions of the Preferred Stock Transactions and believes that the proposed transactions are advisable and in the best interests of the Company and its stockholders. The Board of Directors also believes that the proposal relating to the amendment to the Stock Option Plan will assist the Company in continuing to attract, motivate and retain key employees. The Board of Directors recommends that the stockholders vote FOR each of the Proposals.

     The enclosed Notice and Proxy Statement contain details concerning the Proposals. We urge you to read and consider these documents carefully. Whether or not you plan to be at the Meeting, please be sure to sign, date and return the enclosed proxy card in the enclosed envelope as promptly as possible so that your shares may be represented at the Meeting and voted in accordance with your wishes. If you attend the Meeting, you may vote in person, even if you previously returned your proxy card. Your vote is important regardless of the number of shares you own.


                              Sincerely,



                              Gerald R. Riordan
                              Chief Executive Officer and Secretary

                          UNITED ROAD SERVICES, INC.

                            17 Computer Drive West
                            Albany, New York  12205


                   Notice of Special Meeting of Stockholders
                          to be Held __________, 2000


To the Stockholders of
 United Road Services, Inc.

     Notice is hereby given that a special meeting of the stockholders (the "Meeting") of United Road Services, Inc., a Delaware corporation (the "Company"), will be held at ______________________________, Albany, New York, on
__________, 2000, beginning at 9:00 a.m. Eastern Standard Time, to consider and act upon the following proposals (the "Proposals"):

          1. The Company's issuance and sale of (i) $25,000,000 worth of its Series A Participating Convertible Preferred Stock, par value $0.001 per share (the "Series A Preferred Stock"), to Blue Truck Acquisition, LLC, a Delaware limited liability company and an affiliate of KPS Special Situations Fund, L.P., a Delaware limited partnership, and (ii) $2,000,000 worth of its Series A Preferred Stock to CFE, Inc., a Delaware corporation and an affiliate of General Electric Capital Corporation, a New York corporation; and

          2. An amendment to the Company's 1998 Stock Option Plan to (i) increase the maximum number of shares of the Company's common stock, par value $0.01 per share, which may be covered by awards under the plan from 127,889 to 327,889 shares, and (ii) limit the maximum number of shares with respect to which options may be granted to any one plan participant with respect to any calendar year and provide that it is intended that the committee which administers the Stock Option Plan will be comprised of "outside directors" (i.e., non-employee directors) to ensure that options granted under the Stock Option Plan will qualify for the "performance-based compensation" exception to the $1 million compensation deduction limitation generally imposed by Section 162(m) of the Internal Revenue Code of 1986, as amended.

     The Board of Directors has approved and recommends that you vote in favor of each of the Proposals to be presented at the Meeting.

     The Board of Directors has fixed the close of business on May 26, 2000 as the record date for determining the stockholders entitled to notice of and to vote at the Meeting. The Proposals are more fully described in the accompanying proxy statement, which forms a part of this notice and should be read carefully by all stockholders.

     WE URGE YOU TO ATTEND AND PARTICIPATE IN THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED (WHICH REQUIRES NO POSTAGE FOR MAILING IN THE UNITED STATES) AS SOON AS POSSIBLE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL ATTEND THE MEETING AND VOTE IN PERSON. A PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.


                              By Order of the Board of Directors,


                              Gerald R. Riordan
                              Chief Executive Officer and Secretary

__________ __, 2000

                   PRELIMINARY MATERIALS, DATED MAY 26, 2000

                          UNITED ROAD SERVICES, INC.
                            17 Computer Drive West
                            Albany, New York  12205


                              __________________

                                Proxy Statement
                                     for a
         Special Meeting of Stockholders to Be Held ________ __, 2000

                              __________________

Date, Time, Place and Purpose

     This proxy statement is furnished in connection with the solicitation of proxies by the board of directors (the "Board of Directors" or the "Board") of United Road Services, Inc., a Delaware corporation (the "Company"), for use at a special meeting of the Company's stockholders scheduled for ________ __, 2000 (the "Meeting"), beginning at 9:00 a.m. Eastern Standard Time, at _____________________________________________, Albany, New York, to consider and act upon the following proposals (the "Proposals"):

          1. The Company's issuance and sale of (i) $25,000,000 worth of its Series A Participating Convertible Preferred Stock, par value $0.001 per share (the "Series A Preferred Stock"), to Blue Truck Acquisition, LLC ("Blue Truck"), a Delaware limited liability company and an affiliate of KPS Special Situations Fund, L.P. ("KPS"), a Delaware limited partnership (the "KPS Transaction"), and
(ii) $2,000,000 worth of its Series A Preferred Stock to CFE, Inc. ("CFE"), a Delaware corporation and an affiliate of General Electric Capital Corporation ("GE Capital"), a New York corporation (the "CFE Transaction" and, together with the KPS Transaction, the "Preferred Stock Transactions"); and

          2. An amendment to the Company's 1998 Stock Option Plan (the "Stock Option Plan") to (i) increase the maximum number of shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), which may be covered by awards under the plan from 127,889 to 327,889 shares, and (ii) limit the maximum number of shares with respect to which options may be granted to any one plan participant (the "Option Plan Proposal") with respect to any calendar year and provide that it is intended that the committee which administers the Stock Option Plan will be comprised of "outside directors" (i.e., non-employee directors) to ensure that options granted under the Stock Option Plan will qualify for the "performance-based compensation" exception to the $1 million compensation deduction limitation generally imposed by Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

     This proxy statement and the accompanying proxy card are first being mailed to the Company's stockholders on or about _________ __, 2000.

     The Board of Directors has approved the Proposals and recommends a vote for approval of each Proposal by the stockholders entitled to vote at the Meeting. In deciding whether to approve the Proposals, you should carefully consider all of the information set forth in this proxy statement, including but not limited to the information set forth below under the headings "Proposal No. 1: The Preferred Stock Transactions - Background of the Preferred Stock Transactions,"

"- Recommendation of the Board of Directors and Reasons Therefor" and "- Certain Risks Associated with the Preferred Stock Transactions."

Quorum and Required Vote

     A majority of the outstanding shares of the Company's Common Stock represented in person or by proxy at the Meeting will constitute a quorum. Approval of each Proposal requires the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at the Meeting. Abstentions and proxies relating to "street name" shares for which brokers have not received voting instructions from the beneficial owner ("Broker Non-Votes") will be counted to determine whether a quorum is present. Abstentions will be counted as part of the total number of votes cast on the Proposals in determining whether each Proposal has received the requisite number of favorable votes, whereas Broker Non-Votes will not be counted as part of the total number of votes cast on the Proposals. Thus, abstentions will have the same effect as votes "against" the Proposals, whereas Broker Non-Votes will have no effect in determining whether any Proposal has been approved by stockholders.

     Stockholder approval of the KPS Transaction and the CFE Transaction is not required. However, due to the importance to the Company and its stockholders of these transactions, the Board of Directors has chosen to submit the Preferred Stock Transactions to the stockholders for approval. The agreements governing the Preferred Stock Transactions permit either party to elect not to consummate the transaction in the event that the Company's stockholders fail to approve the transaction at the Meeting. Each of the Company and Blue Truck or CFE, as the case may be, may (but is not required to) elect to waive the stockholder approval condition at any time and proceed with the transaction. In determining whether the Company should consummate the Preferred Stock Transactions in the event that they are rejected by the stockholders at the Meeting, the Board of Directors (including the independent committee thereof) will consider all relevant factors, including the financial condition of the Company, its need for capital, and the alternative sources of financing available to the Company, if any. Stockholder approval of the Option Plan Proposal is required by the terms of the plan to increase the number of shares and to ensure compliance with the performance-based compensation exception to the $1 million compensation deduction limitation generally imposed by Section 162(m) of the Code.

Proxies

     The enclosed proxy provides that you may specify that your shares be voted FOR, AGAINST or ABSTAIN with respect to each of the Proposals. All shares of Common Stock represented by properly executed proxies received prior to or at the Meeting and not revoked will be voted in accordance with the instructions indicated in such proxies. Properly executed proxies that do not contain voting instructions will be voted FOR approval of each of the Proposals provided that the stockholder is the record holder of the shares. If the stockholder holds the shares in street name through a broker, the shares will be treated as described under the heading "Quorum and Required Vote" above. Stockholders are urged to mark the box on the proxy to indicate how their Common Stock is to be voted. It is not expected that any matter other than those referred to herein will be brought before the Meeting. If, however, other matters are properly presented, the persons named as proxies will vote in accordance with their own judgment with respect to such matters, unless authority to do so is expressly withheld in the proxy. A duly executed proxy is irrevocable if it states that it is irrevocable and only as long as it is coupled with an interest sufficient in law to support an irrevocable power. Any stockholder who executes and returns a proxy may revoke such proxy in writing at any time before it is voted at the Meeting by: (1) filing with the Secretary of the Company, at 17 Computer Drive West, Albany, NY 12205, written notice of such revocation bearing a later date than the proxy or a subsequent, later dated and signed proxy relating to the same shares; or (2) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy).

     The cost of soliciting proxies will be borne by the Company. In addition to solicitations by mail, officers, directors and employees of the Company may solicit proxies in person or by telephone. Such individuals will not receive any extra compensation for these activities. The Company will also make arrangements with brokerage firms and other custodians, nominees and fiduciaries to forward proxy solicitation materials to the beneficial owners of the Common Stock. The Company will reimburse such persons for the reasonable out-of-pocket expenses that they incur in connection with forwarding such materials. In addition, the Company has retained Georgeson Shareholder Communications, Inc. ("Georgeson") to assist the Company in its solicitation of proxies from shareholders. The Company will pay Georgeson a fee, expected to be approximately $4,500, and will reimburse its reasonable out-of-pocket expenses.

Record Date

     As of May 26, 2000 (the "Record Date"), the record date for determining the stockholders entitled to notice of and to vote at the Meeting, the Company had outstanding _________ shares of its Common Stock and such shares are the only shares entitled to vote at the Meeting. Each share is entitled to one vote on each matter to be voted upon at the Meeting.

Reverse Stock Split

     All per share references contained in this proxy statement have been adjusted to give effect to the 10-for-1 reverse split of the outstanding Common Stock effected as of May 4, 2000 (the "Reverse Stock Split").

                          FORWARD-LOOKING STATEMENTS

     From time to time, in written reports and oral statements, management may discuss its expectations regarding the Company's future performance. Generally, these statements relate to business plans or strategies, projected or anticipated benefits or other consequences of such plans or strategies or other actions taken or to be taken by the Company, including the impact of such plans, strategies or actions on the Company's results of operations or components thereof, projected or anticipated benefits from operational changes, acquisitions or dispositions made or to be made by the Company, or projections, involving anticipated revenues, costs, earnings or other aspects of the Company's results of operations. The words "expect," "believe," "anticipate," "project," "estimate," "intend" and similar expressions, and their opposites, are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance but rather are based on currently available competitive, financial and economic data and management's operating plans. These forward-looking statements involve risks and uncertainties that could render actual results materially different from management's expectations. Such risks and uncertainties include, without limitation, the availability of capital to fund operations, including expenditures for new equipment, risks related to the Company's limited operating history, risks related to the Company's ability to successfully implement its revised business strategy, the loss of significant customers and contracts, changes in applicable regulations, including but not limited to, various federal, state and local laws and regulations regarding equipment, driver certification, training, recordkeeping and workplace safety, risks related to the Company's ability to integrate acquired companies, risks related to the adequacy, functionality, sufficiency and cost of the Company's information systems, potential exposure to environmental and other unknown or contingent liabilities, risks associated with the Company's labor relations, changes in the general level of demand for towing, recovery and transport services, price changes in response to competitive factors, seasonal and other variations in the demand for towing, recovery and transport services, general economic conditions, and other risk factors (the "Risk Factors") described from time to time in the Company's reports filed with the Securities and Exchange Commission (the "SEC").

     All statements herein that are not statements of historical fact are forward-looking statements. Although management believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that those expectations will prove to have been correct. Certain other important factors that could cause actual results to differ materially from management's expectations ("Cautionary Statements") are disclosed in this proxy statement and in the other filings of the Company with the SEC.
All written forward-looking statements by or attributable to management in this proxy statement are expressly qualified in their entirety by the Risk Factors and the Cautionary Statements. Investors must recognize that events could turn out to be significantly different from what management currently expects.

SUMMARY OF PROXY STATEMENT....................................................................

PROPOSAL NO. 1:  THE PREFERRED STOCK TRANSACTIONS.............................................

THE KPS TRANSACTION...........................................................................

Background of the KPS Transaction.............................................................

The Role of the Independent Committee.........................................................

Recommendation of the Board of Directors and Reasons Therefor.................................

Certain Risks Associated with the KPS Transaction.............................................

Information About Blue Truck..................................................................

Terms of the KPS Transaction..................................................................

The KPS Purchase Agreement....................................................................

Representations and Warranties................................................................

Covenants.....................................................................................

Conditions of Purchase........................................................................

Conditions of Sale............................................................................

Confidentiality and Access....................................................................

Indemnification...............................................................................

Termination...................................................................................

Terms of the Series A Preferred Stock.........................................................

Other Agreements..............................................................................

Investors' Agreement..........................................................................

Registration Rights Agreement.................................................................

Amended Charterhouse Purchase Agreement.......................................................

Interests of Certain Persons in the KPS Transaction...........................................

Existing Employment Agreements................................................................

Employment Agreements to be Executed at Closing...............................................

Modifications to Long Term Incentive Plans to be Established at or Following the Closing......

Interests of Charterhouse.....................................................................

Use of Proceeds of the KPS Transaction........................................................

THE CFE TRANSACTION...........................................................................

Background of the CFE Transaction.............................................................

Recommendation of the Board of Directors and Reasons Therefor.................................

Certain Risks Associated with the CFE Transaction.............................................

Information About CFE.........................................................................

Terms of the CFE Transaction..................................................................

The CFE Purchase Agreement....................................................................

Terms of the Series A Preferred Stock.........................................................

Other Agreements..............................................................................

Registration Rights Agreement.................................................................

Interests of Certain Persons in the CFE Transaction...........................................

Use of Proceeds of the CFE Transaction........................................................

The GE Capital Credit Facility................................................................

APPRAISAL RIGHTS..............................................................................

APPROVAL REQUIRED AND RECOMMENDATION..........................................................

PROPOSAL NO. 2:  THE AMENDMENT TO THE STOCK OPTION PLAN.......................................

The Increase to the Option Pool...............................................................

Compliance with Section 162(m) of the Code....................................................

The Stock Option Plan.........................................................................

EXECUTIVE COMPENSATION........................................................................

SECURITIES BENEFICIALLY OWNED BY PRINCIPAL STOCKHOLDERS AND MANAGEMENT........................

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING..............................................

INDEPENDENT ACCOUNTANTS.......................................................................

PROPOSALS OF SECURITY HOLDERS.................................................................

MATERIAL INCORPORATED BY REFERENCE............................................................

Appendix A:  The KPS Purchase Agreement

Appendix B:  Investors' Agreement

Appendix C:  Registration Rights Agreement

Appendix D:  Amended Charterhouse Purchase Agreement

Appendix E:  Certificate of Designations

Appendix F:  Amendment No. 1 to KPS Purchase Agreement

Appendix G:  Amendment No. 1 to Amended Charterhouse Purchase Agreement
             and Charterhouse Investors Agreement

Appendix H:  Amendment No. 1 to Stock Option Plan

                          SUMMARY OF PROXY STATEMENT


     The following is a brief summary of certain information contained elsewhere in this proxy statement. This summary is not intended to be a complete description of the matters covered in this proxy statement and is qualified in its entirety by reference to the more detailed information contained or incorporated by reference in this proxy statement or in the documents attached as appendices hereto. Capitalized terms used but not defined in this summary shall have the meanings given to them elsewhere in this proxy statement. Stockholders are urged to read this proxy statement, including all materials incorporated herein by reference, and the appendices hereto in their entirety.

     This proxy statement contains forward-looking statements that involve risks and uncertainties. Actual results could differ materially from those discussed in the forward-looking statements as a result of certain factors. See the section of this proxy statement entitled "Forward-Looking Statements."


The Meeting


     Date, Place and Time. The Meeting will be held on _______ __, 2000, at ______________________, Albany, New York, beginning at _____ a.m. Eastern Standard Time.


     Purpose. At the Meeting, stockholders will be asked to approve the following Proposals, as more fully described in this proxy statement:

          1. The Company's issuance and sale of (i) $25,000,000 worth of its Series A Preferred Stock to Blue Truck, an affiliate of KPS, and (ii) $2,000,000 worth of its Series A Preferred Stock to CFE, an affiliate of GE Capital; and

          2. An amendment to the Company's Stock Option Plan to (i) increase the maximum number of shares of the Company's Common Stock which may be covered by awards under the plan from 127,889 to 327,889 shares, and (ii) limit the maximum number of shares with respect to which options may be granted to plan participants with respect to any calendar year and provide that it is intended that the committee which administers the Stock Option Plan will be comprised of "outside directors" (i.e., non-employee directors) to ensure that options granted under the Stock Option Plan will qualify for the "performance-based compensation" exception to the $1 million compensation deduction limitation generally imposed by Section 162(m) of the Code.

     Vote Required and Record Date. Approval of each Proposal requires the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at the Meeting. The Board has fixed the close of business on May 26, 2000 as the Record Date for determining the stockholders entitled to notice of and to vote at the Meeting. At the close of business on the Record Date, the Company had outstanding _______ shares of its Common Stock and such shares are the only shares entitled to vote at the Meeting. Each share is entitled to one vote on each matter to be voted upon at the Meeting. A majority of the outstanding shares of Common Stock, represented in person or by proxy at the Meeting, will constitute a quorum. Abstentions and Broker Non-Votes will be counted to determine whether a quorum is present. Stockholder approval of the KPS Transaction and the CFE Transaction is not required. However, due to the importance to the Company and its stockholders of these transactions, the Board of Directors has chosen to submit the Preferred Stock Transactions to the stockholders for approval. The agreements governing the Preferred Stock Transactions permit either party to elect not to consummate the transaction in the event that the Company's stockholders fail to approve the transaction at the Meeting. Each of the Company and Blue Truck or CFE, as the case may be, may (but is not required to) elect to waive the stockholder approval condition at any time and proceed with the transaction. In determining whether the Company should consummate the Preferred Stock Transactions in the event that they are rejected by the stockholders at the Meeting, the Board of Directors (including the independent committee thereof) will consider all relevant factors, including the financial condition of the Company, its need for capital, and the alternative sources of financing available to the Company, if any. See the sections in the proxy statement entitled "Quorum and Required Vote," "Proxies," "Record Date" and "Proposal No. 1: The Preferred Stock Transactions - The KPS Transaction - Recommendation of the Board of Directors and Reasons Therefor."

     Revocation of Proxies. Any stockholder who executes and returns a proxy may revoke such proxy in writing at any time before it is voted by (1) filing with the Secretary of the Company, at 17 Computer Drive West, Albany, NY 12205, written notice of such revocation bearing a later date than the proxy or a subsequent, later dated and signed proxy relating to the same shares; or (2) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Properly executed proxies that do not contain voting instructions will be voted FOR approval of each of the Proposals provided that the stockholder is the record holder of the shares. If the stockholder holds the shares in street name through a broker, the shares will be treated as described in the section in this proxy statement entitled "Quorum and Required Vote." See also the section in this proxy statement entitled "Proxies."


The Preferred Stock Transactions

     Background of the Preferred Stock Transactions. For a description of the events leading to the approval and adoption by the Board of the Preferred Stock Transactions and the agreements related thereto, see the sections in this proxy statement entitled "Proposal No. 1: The Preferred Stock Transactions - The KPS Transaction - Background of the KPS Transaction," "- The Role of the Independent Committee," "- Recommendation of the Board of Directors and Reasons Therefor" and "- The CFE Transaction - Background of the CFE Transaction."

     Purpose of the Preferred Stock Transactions. The Company's purposes in engaging in the Preferred Stock Transactions are, among other things: (i) to obtain the equity capital provided by the investments by Blue Truck and CFE, and
(ii) to obtain increased borrowing capacity under a new $93 million senior secured revolving credit facility to be provided by GE Capital (which may increase to up to $100 million depending on the success of syndication efforts) (the "Refinancing," as it is described more fully in the section of this proxy statement entitled "Proposal No. 1 - The Preferred Stock Transactions - The CFE Transaction - The GE Capital Credit Facility"). See the section of this proxy statement entitled "Proposal No. 1: The Preferred Stock Transactions - The KPS Transaction - Recommendation of the Board of Directors and Reasons Therefor."


     Parties to the Preferred Stock Transactions.

          The Company.  The Company is a national provider of automobile
          -----------
     transport services and a regional provider of motor vehicle and equipment towing and recovery services. As of March 31, 2000, the Company operated a network of 26 towing and recovery service divisions and 17 transport divisions in a total of 22 states. During 1999, approximately 60.9% of the Company's net revenue was derived from the provision of transport services and approximately 39.1% of its net revenue was derived from the provision of towing and recovery services.

          Blue Truck and KPS.  Blue Truck is a newly-formed Delaware limited
          ------------------
     liability company formed and wholly-owned by KPS as an investment vehicle in connection with the KPS Transaction. It is anticipated that Blue Truck will not have any significant assets or liabilities other than the Series A Preferred Stock.

          KPS is a $210 million private equity fund formed in 1998. KPS specializes in investments in under-performing companies requiring operational, financial or strategic restructuring.

          CFE. CFE, Inc. is a Delaware corporation and a wholly-owned subsidiary
          ---
     of GE Capital. CFE serves as an investment vehicle for GE Capital. Its headquarters are in Stamford, Connecticut.

     Recommendation of the Board. The Board of Directors, by unanimous vote of all of the directors (other than the directors who were designated by Charter URS LLC ("Charterhouse") to be on the Board of Directors pursuant to the Investors Agreement, dated November 19, 1998, between Charterhouse and the Company (the "Charterhouse Designees") who abstained from voting on the matter due to a potential interest in the transaction (see the section of this proxy statement entitled "Proposal No. 1: The Preferred Stock Transactions - The KPS Transaction - Interests of Certain Persons in the KPS Transaction - Interests of Charterhouse")), has determined that the Preferred Stock Transactions are in the best interests of the Company and its stockholders, has approved the KPS Purchase Agreement and the CFE Purchase Agreement and the respective transactions contemplated thereby and recommends approval of the Preferred Stock Transactions by the stockholders.

     Certain Risks Associated with the KPS Transaction. The Company is in need of capital to refinance its existing credit facility and to fund its medium and long-run working capital requirements and its growth strategy. If the Preferred Stock Transactions are not consummated, the Refinancing will not be available to the Company and the Company cannot assure you that additional or alternative financing could be obtained on terms and conditions that are as favorable to the Company as the Refinancing.

     Moreover, in the event that the KPS Transaction is not consummated, the Company may be obligated to pay certain fees and/or expenses to Blue Truck, as described in the section of this summary entitled "- Certain Fees and Expenses." For additional information concerning risks associated with non-consummation of the Preferred Stock Transactions, see the section of this proxy statement entitled "Proposal No. 1: The Preferred Stock Transactions - The KPS
Transaction - Certain Risks Associated with the KPS Transaction."

     Consummation of the KPS Transaction will also result in certain adverse consequences, including: the change of control of the Company; the replacement of a majority of the Company's directors; a dilutive effect on existing stockholders; the possible deterrence of third party offers to acquire the Company; and the granting of certain preferential rights to the holders of the Series A Preferred Stock in the event of a liquidation of the Company or certain other events, including a change of control of the Company.

     Interests of Certain Persons in the Preferred Stock Transactions. In considering the recommendation of the Board with respect to the Preferred Stock Transactions, stockholders should be aware that certain persons have interests in the Preferred Stock Transactions that may be in addition to, or different from, the interests of stockholders in general. For a more detailed discussion of such interests, see the sections of this proxy statement entitled "Proposal No. 1: The Preferred Stock Transactions - The KPS Transaction - Interests of Certain Persons in the KPS Transaction" and "- The CFE Transaction - Interests of Certain Persons in the CFE Transaction." The Board was aware of these interests and considered them along with the other matters described herein in determining to recommend the Preferred Stock Transactions to the stockholders for approval.

     Terms of the KPS Transaction.

          Amount of Investment.  Subject to the terms and conditions contained
          --------------------
     in the KPS Purchase Agreement, Blue Truck has agreed to purchase $25,000,000 worth of the Series A Preferred Stock.

          Investors' Agreement.  At the closing of the KPS Transaction (the
          --------------------
    "Closing"), the Company and Blue Truck will enter into an investors' agreement providing for, among other things, Blue Truck's right to designate a majority of the Company's Board of Directors, subject to Blue Truck maintaining certain ownership levels of the Series A Preferred Stock.

          Registration Rights Agreement.  At the Closing, the Company will
          -----------------------------
     enter into a registration rights agreement with Blue Truck and CFE providing for, among other things, demand and "piggyback" registration rights with respect to the shares of Common Stock issued upon conversion of the Series A Preferred Stock and certain other shares of Common Stock held by Blue Truck and CFE, respectively.

          Conditions to Closing.  The consummation of the KPS Transaction is
          ---------------------
     subject to, among other things, the approval of the Company's stockholders at the Meeting, the execution of new employment agreements by certain members of the Company's management, the Refinancing, the restructuring of the Company's 8% Convertible Subordinated Debentures due 2008 held by Charterhouse (the "1998 Debentures") and other customary closing conditions. Each of the Company or Blue Truck, respectively, may (but is not required to) elect to waive any of these conditions and proceed with the transaction. See the sections of this proxy statement entitled "Proposal No. 1: The Preferred Stock Transactions - The KPS Transaction - The KPS Purchase Agreement - Conditions of Purchase" and "- Conditions of Sale" and "- The CFE Transaction - The GE Capital Credit Facility."

          Certain Fees and Expenses.  If the KPS Purchase Agreement is
          -------------------------
     terminated by Blue Truck upon a material breach by the Company or by either party if the Company's stockholders fail to approve the KPS Transaction, the Company will be obligated to reimburse Blue Truck's fees and expenses incurred in connection with the KPS Transaction up to $750,000. In the event that the KPS Purchase Agreement is terminated for any reason, other than those described in the preceding sentence, the Company will be obligated to reimburse Blue Truck's fees and expenses incurred in connection with the KPS Purchase Agreement up to $400,000. In addition, if the Company enters into a Competing Transaction (as defined in the KPS Purchase Agreement) within six months after termination of the KPS Agreement, the Company may be required to pay Blue Truck a breakup fee of up to $3 million, less the amount of any transaction fees and expenses already paid by the Company to Blue Truck. See the section of this proxy statement entitled "Proposal No. 1 - The Preferred Stock Transactions - The KPS Transaction - The KPS Purchase Agreement - Covenants - Expenses."

          No Solicitation.  The Company has agreed that, except with respect to
          ---------------
     a Superior Proposal (as defined in the KPS Purchase Agreement) and subject to certain actions by the Board in the exercise of its fiduciary duties, the Company will not solicit, initiate, encourage or take any other action to facilitate the making of any Competing Transaction.

          Termination.  The KPS Purchase Agreement may be terminated at any time
          -----------
     prior to the Closing, notwithstanding approval of the KPS Transaction by the stockholders at the Meeting, under any of the circumstances set forth in the section of this proxy statement entitled "Proposal No. 1: The Preferred Stock Transactions - The KPS Transaction - The KPS Purchase Agreement - Termination."

          Use of Net Proceeds.  It is currently expected that the net proceeds
          -------------------
     from the KPS Transaction of approximately $_______ will be used for working capital, capital expenditures and general corporate purposes, including the continued implementation of the Company's turnaround plan.

          Appraisal Rights.  Stockholders will not have appraisal or similar
          ----------------
     rights in connection with the KPS Transaction.

         Terms of the CFE Transaction.

                  Amount of Investment. Subject to the terms and conditions contained in the Commitment Letter, CFE has agreed to purchase $2,000,000 worth of the Series A Preferred Stock. See the section of this proxy statement entitled "Proposal No. 1: The Preferred Stock Transactions - The CFE Transaction - The CFE Purchase Agreement."

                  Registration Rights Agreement. At the Closing, CFE will enter into a registration rights agreement with the Company and Blue Truck providing for, among other things, demand and "piggyback" registration rights with respect to the shares of Common Stock issued upon conversion of the Series A Preferred Stock and certain other shares of Common Stock held by CFE and Blue Truck, respectively.

                  Conditions to Closing. The consummation of the CFE Transaction is subject to, among other things, the approval of the Company's stockholders at the Meeting, the Refinancing, the restructuring of the 1998 Debentures and other customary closing conditions. Each of the Company or CFE, respectively, may (but is not required to) elect to waive any of these conditions and proceed with the transaction. See the sections of this proxy statement entitled "Proposal No. 1: The Preferred Stock Transactions - The CFE Transaction - The CFE Purchase Agreement - Conditions of Purchase" and "- Conditions of Sale."

                  Termination. The CFE Purchase Agreement may be terminated at any time prior to the Closing, notwithstanding approval of the CFE Transaction by the stockholders at the Meeting, in the event of any of the circumstances set forth in the section of this proxy statement entitled "Proposal No. 1: The Preferred Stock Transactions - The CFE Transaction - The CFE Purchase Agreement - Termination."

         Summary of the Refinancing

         Pursuant to the terms of a commitment letter, dated as of May 19, 2000, by and among the Company and GE Capital (the "Commitment Letter"), GE Capital agreed to provide the Company with a $93 million senior secured revolving credit facility (the "GE Capital Credit Facility") (which amount may increase to up to $100 million depending upon the success of syndication efforts). The GE Capital Credit Facility will replace the Company's existing credit facility and provide for at least $25 million of borrowing capacity in addition to the amount outstanding at the Closing under the Company's existing credit facility. The closing of the GE Capital Credit Facility is a condition to the closing of both the KPS Transaction and the CFE Transaction.

         Terms and conditions of the GE Capital Credit Facility are set forth in the Commitment Letter. However, these terms and conditions remain subject to the execution of definitive credit documentation between the Company, GE Capital and the other financial institutions party thereto. For a more detailed discussion of the Refinancing, see the section of this proxy statement entitled "Proposal No. 1: The Preferred Stock Transactions - The CFE Transaction - The GE Capital Credit Facility."

The Amendment to the Stock Option Plan

     The Stock Option Plan currently authorizes the issuance of up to 127,889 shares of Common Stock pursuant to options granted under the plan. As of April 30, 2000, options to purchase an aggregate of 102,945 shares of Common Stock were outstanding under the Stock Option Plan. The Company also has a 1998 Non-Qualified Stock Option Plan, which is used for grants of stock options to employees who are neither directors nor officers of the Company. This plan authorizes the issuance of up to 50,000 shares of Common Stock pursuant to options. As of April 30, 2000, options to purchase an aggregate of 36,400 shares of Common Stock were outstanding under this plan. In addition, as of April 30, 2000, 75,000 options had been granted to an executive in connection with the commencement of his employment with the Company. See the sections of this proxy statement entitled "Executive Compensation" and "Proposal No. 2: The Amendment to the Stock Option Plan - The Increase to the Option Pool."

     The terms of the KPS Purchase Agreement require the Company to enter into new employment agreements with certain executive officers and one key employee of the Company at the Closing and, as part of their compensation, to grant such individuals options to purchase an aggregate of 178,250 shares of Common Stock (consisting of 129,000 additional options and 49,250 replacement options). See the section of this proxy statement entitled "Proposal No. 1 - The KPS Transaction - Interests of Certain Persons in the KPS Transaction - Employment Agreements to be Executed at Closing." In addition, the Company believes that an increase in the number of shares reserved for issuance under the Stock Option Plan will assist the Company in continuing to attract, motivate and retain directors, officers and key employees. The Board of Directors has approved an amendment to the Stock Option Plan to increase the total number of shares of Common Stock authorized for issuance under the plan from 127,889 to 327,889 shares to accommodate the grants contemplated by the KPS Transaction and to provide additional options for grant to directors, officers and key employees of the Company. Under the terms of the Stock Option Plan, any material increase in the number of shares authorized for issuance pursuant to options granted under the plan requires approval of the Company's stockholders. For additional information concerning the proposed amendment to increase the maximum number of shares of Common Stock which may be covered by awards under the Stock Option Plan, see the section of this proxy statement entitled "Proposal No. 2: The Amendment to the Stock Option Plan - The Increase to the Option Pool."

     In conjunction with the proposed increase in the number of shares of Common Stock which may be covered by awards under the plan, stockholders are also being asked to approve an amendment to the Stock Option Plan to limit the maximum number of shares with respect to which options may be granted to any one plan participant. The proposed amendment would provide that no plan participant may be granted stock options for more than 250,000 shares of Common Stock in the aggregate per calendar year. The purpose of this amendment is to ensure compliance with the performance-based compensation exception to the $1 million annual deduction limit imposed by Section 162(m) of the Code. See "Proposal No. 2: The Amendment to the Stock Option Plan - Per-Person Limitation on Option Grants."

                     PROPOSAL NO. 1:  THE PREFERRED STOCK TRANSACTIONS

     The first proposal to be considered and voted upon at the Meeting is the Company's issuance and sale of (i) $25,000,000 worth of Series A Preferred Stock to Blue Truck pursuant to a Stock Purchase Agreement, dated as of April 14, 2000 and amended as of May 26, 2000 (as amended, the "KPS Purchase Agreement"), between the Company and Blue Truck, and (ii) $2,000,000 worth of Series A Preferred Stock to CFE pursuant to the terms of a form of Stock Purchase Agreement (the "CFE Purchase Agreement") expected to be entered into between the Company and CFE prior to the closing of the KPS Transaction.

THE KPS TRANSACTION

     As explained under the section of this proxy statement entitled "Recommendation of the Board of Directors and Reasons Therefor," the Board is recommending that stockholders approve the KPS Transaction because the Board believes that the KPS Transaction is advisable and in the best interests of the Company and its stockholders. Certain members of the Board of Directors have abstained from this recommendation because of a potential interest in the transaction (see the section of this proxy statement entitled "- Interests of Certain Persons in the KPS Transaction - Interests of Charterhouse").

Background of the KPS Transaction

     In the spring and summer of 1999, as the Company's management anticipated the need for additional capital to fund the Company's operations and growth strategy, the Company began to explore alternatives for obtaining additional financing. Access to the capital markets was limited due to disappointing results of operations and significant declines in the market price for the Company's Common Stock. Although, in June 1999, the Company was able to secure an agreement from its bank group to expand the Company's existing $90 million credit facility to $225 million, funding under the amended credit agreement was conditioned upon completion of certain significant acquisitions, which the Board of Directors determined were not in the Company's best interests at that time. In addition, during the second and third quarters of 1999, the Company violated certain covenants in its existing credit facility. As a result of these defaults, the Company's existing credit facility was not expanded and the Company's ability to utilize bank borrowings to fund its working capital needs became constrained.

     Subsequently, on September 8 and 9, 1999, the Board of Directors met to consider and discuss, among other things, whether the Company should explore strategic alternatives as a means of raising capital. At this meeting, the Board received a presentation from Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ") regarding the goals of a strategic alternatives review and the mechanics of conducting such a process. DLJ also provided a preliminary valuation analysis and answered questions from the Board on the strategic alternatives process. After discussion, the Board determined that it was in the best interests of the Company and its stockholders to retain DLJ to gather information with respect to and explore various strategic alternatives to maximize shareholder value, which could include a sale, merger, consolidation or any other business combination involving all or a substantial amount of the business, securities or assets of the Company, a sale of certain assets, a recapitalization, an investment in the Company by one or more strategic partners, or maintaining the Company's current strategy.

     At the September 8 and 9 meeting, the Board also established an independent committee of the Board of Directors (the "Independent Committee"), consisting of Richard A. Molyneux (Chairman), Grace M. Hawkins, Mark J. Henninger, Edward W. Morawski and Todd Q. Smart, to direct the strategic alternatives process and to evaluate the results thereof free from any potential conflicts of interest. See the section of this proxy statement entitled "- The Role of the Independent Committee."

     Effective as of September 10, 1999, the Company entered into an agreement with DLJ whereby DLJ agreed, among other things, to act as the Company's exclusive financial advisor in identifying and evaluating potential strategic alternatives, including a sale, merger, consolidation or other business combination involving all or substantially all of the business, securities or assets of the Company, a sale of assets involving less than all or substantially all but more than 30% of the Company's assets, a recapitalization of the Company whereby stock, debentures or other securities of the Company would be exchanged for other securities of the Company or adjusted as to type, amount, income or priority or a private placement of debt or equity securities of the Company.

     As part of its review of strategic alternatives, DLJ contacted approximately 40 potential partners, including both strategic and financial buyers. After initial presentations by management to potentially interested parties, the Company received four proposals, two of which were from strategic buyers and two of which were from financial investors. On February 9, 2000, the Independent Committee and the full Board of Directors each met to review and consider the terms of these proposals and to hear a presentation from DLJ on the relative advantages and disadvantages of each. Following these meetings, based on the recommendation of the Independent Committee, the Board of Directors instructed management to engage in more detailed discussions with the two potential strategic buyers. Management was also instructed to continue preliminary discussions with KPS to explore KPS' interest in a transaction should neither of the strategic transactions materialize. During the course of these discussions, both strategic partners informed the Company that they did not wish to proceed with a transaction. In one such case, the strategic buyer informed the Company that its decision not to proceed was related to difficulties in obtaining financing. As a result, management began detailed discussions with KPS regarding a potential investment in the Company in the form of convertible preferred stock. During March and April 2000, KPS conducted its due diligence investigation of the Company's business and affairs and negotiated the terms of a definitive purchase agreement with the Company.

     Pursuant to the KPS Purchase Agreement, Blue Truck has agreed to purchase from the Company $25 million of the Company's Series A Preferred Stock. At the Closing, the Company will issue and sell to KPS the number of shares of Series A Preferred Stock obtained by dividing $25 million by a per share purchase price (the "Per Share Purchase Price") equal to the product of ten times the lesser of $20.00 and an amount equal to the average of the last reported sale prices per share of the Common Stock for the 30 consecutive trading days immediately preceding the date of the Closing (the "Thirty Day Average"); provided, that if the Thirty Day Average is (a) greater than or equal to $8.40 but less than or equal to $10.00, then the Per Share Purchase Price will be equal to the product of ten times $10.00, or (b) less than $8.40, then the Per Share Purchase Price will be 120% of the product of ten times the Thirty Day Average. Based upon a Per Share Purchase Price of $_____, which is 120% of the product of ten times the average of the last reported sale prices per share of Common Stock for the 30 consecutive trading days immediately preceding the date hereof, Blue Truck would purchase approximately ___ shares of Series A Preferred Stock. Each share of Series A Preferred Stock is initially convertible into ten shares of Common Stock, subject to certain adjustments for accrued and unpaid dividends, stock splits, recapitalizations and similar events. The Series A Preferred Stock carries a cash dividend payable at a rate of 5.5% per annum for the first six years after issuance and at a rate of 5.0% per annum thereafter. Under the terms of the Series A Preferred Stock and an investors' agreement (the "Investors' Agreement") to be executed by the Company and Blue Truck at the Closing, Blue Truck will have the right, subject to the continued satisfaction of certain ownership thresholds by Blue Truck, to designate a majority of the Company's directors (see the section of this proxy statement entitled "- Other
Agreements - Investors' Agreement"). The Series A Preferred Stock also carries voting rights on all matters submitted to the stockholders for a vote, other than with respect to the election of directors. Blue Truck may, however, vote on such matters if any person is soliciting proxies or consents in support of any director who has not been nominated by the Board or if Blue Truck is no longer entitled to designate at least three of the Board's directors. For additional information concerning the KPS Transaction and the terms of the Series A Preferred Stock, see the sections of this proxy statement entitled "- The KPS Purchase Agreement" and "- Terms of the Series A Preferred Stock."

     Consummation of the KPS Transaction is subject to a number of conditions, including, among others, stockholder approval, the execution of new employment agreements with certain members of the Company's senior management team and the availability at the Closing of the Refinancing. See the sections of this proxy statement entitled "- The KPS Purchase Agreement - Conditions to Purchase" and "- Conditions to Sale."

     As described more fully below, in connection with the KPS Transaction, the Company and Charterhouse entered into an amended and restated purchase agreement, dated April 14, 2000 (as amended, the "Amended Charterhouse Purchase Agreement"), pursuant to which they agreed, among other things, to amend the terms of the Company's 1998 Debentures and to restructure the transactions contemplated by the Purchase Agreement (the "1998 Purchase Agreement"), dated November 9, 1998, between the Company and Charterhouse, pursuant to which the 1998 Debentures were issued. The Amended Charterhouse Purchase Agreement provides that, among other things, effective as of the Closing (i) the 1998 Debentures will be canceled and the Company will issue to Charterhouse new debentures (the "Debentures") in an aggregate amount equal to the outstanding principal of and all accrued interest on the 1998 Debentures as of the Closing (which, as of the date of this proxy statement, was approximately $________),
(ii) the Company will have the right to redeem the Debentures at par plus accrued interest, except in certain limited circumstances, (iii) the holders of Debentures will have the right to cause the Company to repurchase their Debentures at a premium in the event of a Change of Control (as defined therein) of the Company, and (iv) Charterhouse will waive certain corporate governance rights that it has under its existing agreements with the Company. In addition, Charterhouse agreed to waive its right under the 1998 Purchase Agreement to cause the Company to repurchase the 1998 Debentures at a premium upon the closing of the KPS Transaction in return for, among other things, a fee in the amount of $750,000, payable in the form of the number of shares of Common Stock equal to the quotient of $750,000 divided by the Conversion Price (as defined below and as discussed in more detail under the section of this proxy statement entitled "- Terms of the Series A Preferred Stock"). For additional information concerning the Amended Charterhouse Purchase Agreement, see the section of this proxy statement entitled "- Other Agreements - Amended Charterhouse Purchase Agreement."

     On March 29 and April 12 and 14, 2000, the Independent Committee and the full Board of Directors each met to discuss the terms of the proposed KPS Transaction and to consider the advantages and disadvantages of proceeding with the transaction. See the section of this proxy statement entitled
"- Recommendation of the Board of Directors and Reasons Therefor." After reviewing and discussing the proposed terms of the KPS Transaction and the financing alternatives that the Company had considered, and based upon the advice and recommendation of DLJ and the recommendation of the Independent Committee, the Board of Directors, by unanimous vote of all of the directors (other than the Charterhouse Designees who abstained from voting on the matter due to a potential interest in the transaction - see the section of this proxy statement entitled "- Interests of Certain Persons in the KPS Transaction - Interests of Charterhouse") has determined that the KPS Transaction is in the best interests of the Company and its stockholders, has approved the KPS Purchase Agreement and the transactions contemplated thereby and recommends approval of the KPS Transaction by the stockholders. The Board also authorized management to enter into the KPS Purchase Agreement, the Amended Charterhouse Purchase Agreement and other related agreements, resolved that the KPS Transaction should be submitted to the Company's stockholders for approval and recommended that the Company's stockholders vote FOR the KPS Transaction.

The Role of the Independent Committee

     The role of the Independent Committee of the Board of Directors was to:
(i) gather information and explore and evaluate various strategic alternatives to maximize shareholder value; (ii) consult with management regarding the operational and financial prospects of the Company in the short, medium and long-terms; (iii) establish appropriate procedures and processes for evaluating such alternatives, including but not limited to procedures for addressing any potential conflicts of interest; (iv) approve or disapprove of any particular strategic alternative, subject to the approval of a transaction by the full Board of Directors as and if required by law; and (v) determine, when appropriate, that strategic alternatives should no longer be explored and that the engagement of DLJ should be terminated.

     At a meeting held on September 22, 1999, the Independent Committee considered its fiduciary and other responsibilities under Delaware law. At meetings held on December 2, 1999 and February 9, 2000, the Independent Committee reviewed the results of the strategic alternatives process and discussed whether the Company should continue the strategic alternatives review in light of the time and attention required of management to further the process while at the same time focussing on the Company's initiatives to improve profitability. As a result of its February 9, 2000 meeting, the Independent Committee recommended that the Company continue to pursue the parallel paths of implementing its turnaround plan and exploring possible strategic alternatives and that management should engage in more detailed discussions with the two potential strategic buyers that had submitted proposals. The Independent Committee also directed management to continue preliminary discussions with KPS to explore KPS' interest in a transaction, should neither of the strategic transactions materialize, and to continue to consider alternatives to secure additional and/or replacement financing for the Company.

     At each regular and special meeting of the Board of Directors between September 1999 and April 2000, the Independent Committee, together with the other members of the Board of Directors, received regular reports from DLJ concerning the results of the strategic alternatives review. At each meeting at which action was to be taken with respect to particular strategic alternatives, including the KPS Transaction, or the procedures and processes for evaluating strategic alternatives, the Independent Committee met separately to discuss, consider and approve or disapprove of the actions under consideration. From time to time, members of the Independent Committee also directed and consulted with management concerning the negotiations with KPS. After deliberating and reaching its conclusions with respect to any particular action, the Independent Committee reported its recommendations to the Board of Directors.

     The Independent Committee has unanimously approved the KPS Transaction and has recommended its approval to the Board of Directors. The Independent Committee believes that the terms of the KPS Transaction are in the best interests of the Company and its stockholders. The Independent Committee conducted its own analysis and considered numerous factors in reaching its decision to recommend the KPS Transaction to the Board of Directors, including the factors outlined below under "- Recommendation of the Board of Directors and Reasons Therefor."

Recommendation of the Board of Directors and Reasons Therefor

     The Board of Directors, by unanimous vote of all of the directors (other than the Charterhouse Designees who abstained from voting on the matter due to a potential interest in the transaction - see the section of this proxy statement entitled "- Interests of Certain Persons in the KPS Transaction - Interests of Charterhouse") has determined that the KPS Transaction is in the best interests of the Company and its stockholders, has approved the KPS Purchase Agreement and the transactions contemplated thereby and recommends approval of the KPS Transaction by the stockholders.

     In approving the KPS Transaction and in making its recommendation to the stockholders, the Board of Directors considered the following factors:

          (i) the terms of the KPS Purchase Agreement, the Investors' Agreement, the Registration Rights Agreement, the Certificate of Designations and the Amended Charterhouse Purchase Agreement (the foregoing terms are defined under the section of this proxy statement entitled "- Terms of the KPS Transaction"), which were the product of arm's length negotiations among the parties thereto;

          (ii) the Company's immediate and ongoing need for additional capital to fund its working capital requirements and its turnaround initiatives;

          (iii) the fact that (a) the Company is currently in default under its existing credit facility, with all amounts outstanding subject to acceleration upon the expiration of the temporary waivers granted by the banks, (b) as a result of the temporary nature of the waiver of the defaults under the credit facility, the Company's independent accountants expressed concern over the Company's ability to continue as a going concern in their audit opinion on the Company's 1999 financial statements, and (c) the KPS Transaction and the Refinancing (which is a condition of the KPS Transaction) will eliminate the current defaults under the existing credit facility and provide a significant source of new capital to fund the Company's initiatives to improve profitability;

          (iv) the fact that certain principals of KPS have substantial experience and expertise in restructurings and turnaround programs;

          (v) the fact that, as part of the Company's effort to explore potential sources of additional capital, DLJ contacted approximately 40 potential strategic partners or investors over a period of seven months and that, after this effort, the Company and its financial advisor believed that KPS remained as the only viable strategic alternatives proposal;

          (vi) management's expressed belief that, if consummated, the KPS Transaction, together with the Refinancing, will provide the Company with sufficient working capital to absorb any unanticipated decreases in revenues or increases in costs in the near term while, at the same time, providing the Company's stockholders with the opportunity to benefit from any future earnings and growth of the Company; and

          (vii) DLJ's recommendation that the Company proceed with this strategic alternative transaction.

     The Board of Directors did not assign relative weight to the above factors or consider that any factor was of paramount importance. Rather, the Board evaluated the KPS Transaction in light of the totality of information available for consideration.

Certain Risks Associated with the KPS Transaction

     In addition to the other information contained in this proxy statement, in determining whether to approve the KPS Transaction you should consider the following risks and other factors which may result should the KPS Transaction not be approved:

     . The Company's Limited Access to Capital. The Company's ability to execute its turnaround plan is highly dependent upon the availability of capital. The Company is currently in default of certain covenants in its credit facility. As a result, the commitment amount under the credit facility has been reduced to a level that is very near the amount that is currently outstanding. Although the banks have granted temporary waivers of these defaults, such waivers currently expire on May 31, 2000, at which time there will be an immediate event of default and, absent a further waiver or amendment, all amounts outstanding under the Company's existing credit facility will be subject to acceleration at the banks' discretion. If the banks elect to accelerate, the Company would be required to refinance its debt or obtain capital from other sources in order to meet its repayment obligations, which may not be possible. Any acceleration of amounts outstanding under the credit facility would also cause a default under the 1998 Debentures and Charterhouse could then accelerate repayment of the 1998 Debentures, subject to the credit facility banks' priority. If the KPS Transaction is not consummated, the Company cannot assure you that any additional or alternative financing will be available or that, if available, the additional or alternative financing could be obtained on terms and conditions that are as favorable to the Company as the Refinancing.

     . Certain Fees and Expenses. If the KPS Purchase Agreement is terminated by Blue Truck upon a material breach by the Company or by either party if the Company's stockholders fail to approve the KPS Transaction, the Company will be obligated to reimburse Blue Truck's fees and expenses incurred in connection with the KPS Transaction up to $750,000. In the event that the KPS Purchase Agreement is terminated for any reason, other than those described in the preceding sentence, the Company will be obligated to reimburse Blue Truck for any expenses incurred in connection with the KPS Purchase Agreement up to $400,000. In addition, if the Company enters into a Competing Transaction (as defined in the KPS Purchase Agreement) within six months after termination of the KPS Purchase Agreement, the Company may be required to pay Blue Truck a breakup fee of up to $3 million, less the amount of any transaction fees and expenses already paid by the Company to Blue Truck. See the section of this proxy statement entitled "- The KPS Purchase Agreement - Covenants - Expenses."

     In considering whether to approve the KPS Transaction, you should also consider that the issuance of the Series A Preferred Stock could have a number of potentially adverse effects on the interests of existing stockholders, including the following:

     . Loss of Control. As a result of the issuance of the Series A Preferred Stock, so long as Blue Truck satisfies certain conditions set forth in the other agreements and documents to become effective in connection with the KPS Transaction (see the sections of this proxy statement entitled "- Terms of the Series A Preferred Stock" and "- Other Agreements - Investors' Agreement"), Blue Truck, as the holder of a majority of the shares of Series A Preferred Stock, will be entitled to elect a majority of the Board of Directors, which will result in its ability to effectively control the Company. At the Closing, pursuant to the terms of the Investors' Agreement, a sufficient number of the Company's current directors will resign and be replaced with designees appointed by Blue Truck so that the Blue Truck designees will constitute a majority of the Company's Board of Directors. As of the date of this proxy statement, Blue Truck has not determined who are its designees nor has the Company determined which of its current directors will resign in order to allow for the Blue Truck designees to be appointed.

     . Dilutive Effect of Preferred Stock Transactions. The issuance of the Series A Preferred Stock will have a dilutive effect on existing stockholders and optionees of the Company. Assuming a Per Share Purchase Price for the Series A Preferred Stock of $_____ per share (based upon a Thirty Day Average of $____), following the Closing, existing stockholders and optionees of the Company would hold __% of the outstanding Common Stock on a fully diluted basis. The issuance of the Series A Preferred Stock will also have a dilutive effect on the voting rights of existing stockholders. Following the Closing, except with respect to the election of directors other than the Blue Truck designees, Blue Truck will be able to control the vote on all matters submitted to the stockholders of the Company.

     . Potential Conflicts of Interests. After the Closing, conflicts of interests may arise as a consequence of the control relationship between the Company and Blue Truck, such as conflicts with respect to corporate opportunities, contractual relationships or the strategic direction of the Company.

     . Antitakeover Effect. After the Closing, the significant ownership interests of Blue Truck could effectively deter a third party from making an offer to acquire the Company, which might involve a premium over the current stock price or other benefits for stockholders, or otherwise prevent changes in the control or management of the Company. There are no restrictions, in the form of a standstill agreement or otherwise, on the ability of Blue Truck, KPS, CFE, GE Capital or their respective affiliates to purchase additional securities of the Company and thereby to further consolidate their respective ownership interests in the Company. In light of the Board of Directors' approval of the Preferred Stock

          Transactions, Section 203 of the General Corporation Law of the State of Delaware will not apply in the event that Blue Truck or CFE seek to effect a future business combination with the Company.

     . Adequacy of Capital Provided by KPS Transaction. The funds provided under the KPS Purchase Agreement and the transactions contemplated thereby, including the contemplated Refinancing, may not be adequate to enable the Company to fully implement its business plan, and the Company cannot assure you that additional funds will be available on acceptable terms, or at all, if additional capital is required in the future.

     . Preferential Rights of Preferred Stock. The holders of the Series A Preferred Stock will have preferential rights with respect to distributions upon a liquidation of the Company, including certain business combinations. Accordingly, no distributions upon liquidation may be made to the holders of Common Stock until the holders of the Series A Preferred Stock have been paid their liquidation preference. As a result, it is possible that, on liquidation, all amounts available for the holders of equity of the Company would be paid to the holders of the Series A Preferred Stock and that the holders of Common Stock would not receive any payment at all. The Series A Preferred Stock will accrue dividends at a rate of 5.5% per year for the first six years after the initial issuance of the Series A Preferred Stock and 5.0% per year thereafter.

     . Other Risks. The Company's stockholders will continue to bear the risk of any decrease in the value of the Company.

Information About Blue Truck

     Blue Truck is a newly-formed Delaware limited liability company formed and wholly-owned by KPS as an investment vehicle in connection with the KPS Transaction. It is anticipated that Blue Truck will not have any significant assets or liabilities other than the Company's Series A Preferred Stock.

     KPS is a $210 million private equity fund formed in 1998. KPS invests in under-performing middle market companies requiring operational, financial or strategic restructuring. Such companies may be operating in default of their obligations to creditors or even in bankruptcy. KPS generally targets companies confronting one or more of the following issues: (i) inappropriate business strategy or inability to execute a proper business strategy; (ii) marketing or operational difficulties; (iii) excessive balance sheet leverage; (iv) insufficient liquidity; (v) insufficient capital for investment, modernization or growth; or (vi) "orphan" divisions or subsidiaries of larger companies that would benefit from new ownership.

     The principals of KPS are Messrs. Eugene J. Keilin, Michael G. Psaros and David Shapiro.

     Mr. Keilin is a founding principal of KPS and of Keilin & Co. LLC ("Keilin"), an investment banking firm specializing in providing financial advisory services in connection with mergers, acquisitions, restructurings and turnaround transactions, often on behalf of employee groups. Mr. Keilin is Chairman of the Board of Directors of Blue Ridge Paper Products, Inc. ("Blue Ridge"), a leading manufacturer of envelope-grade paper and board used in liquid packaging, and serves on the Board of Directors of Blue Heron Paper Company ("Blue Heron"), a manufacturer of newsprint and groundwood paper products.

     Prior to founding Keilin, Mr. Keilin was a General Partner of Lazard Freres & Co. Mr. Keilin was Chairman of the Municipal Assistance Corporation for the City of New York from 1993-1995, an agency created in 1975 to deal with New York City's financial crisis. Mr. Keilin is a Chairman of the Citizens Budget Commission, a Trustee of the Brooklyn Museum, and serves on the Board of
Directors of Concern Worldwide, U.S.   Mr. Keilin attended Rice University and
Harvard Law School.

     Mr. Psaros is a founding principal of KPS and a principal of Keilin.
Mr. Psaros serves on the Board of Directors of the following companies: Blue Ridge, Blue Heron, and Golden Northwest Aluminum Corp. Mr. Psaros was formerly an investment banker with Bear, Stearns & Co., Inc. Mr. Psaros graduated from Georgetown University and attended Sofia University in Tokyo, Japan.

     Mr. Shapiro is a founding principal of KPS and a principal of Keilin. Mr. Shapiro is Chairman of the Board of Directors of Blue Heron and serves on the Board of Directors of Blue Ridge. Mr. Shapiro was formerly an investment banker at Drexel Burnham Lambert and Dean Witter Reynolds, Inc. Mr. Shapiro graduated from the University of Michigan and received an MBA from the University of Chicago Graduate School of Business.

Terms of the KPS Transaction

     Stockholders should consider the following summary of the KPS Transaction before voting on the KPS Transaction. This summary is qualified in its entirety by reference to the following documents:

          (i) The KPS Purchase Agreement, a copy of which is attached hereto as Appendix A.
   ----------

          (ii) The Investors' Agreement, a form of which is attached hereto as Appendix B.
----------

          (iii) The Registration Rights Agreement (the "Registration Rights Agreement"), to be executed at the Closing, between the Company, Blue Truck and CFE, a form of which is attached hereto as Appendix C.
                                           ----------

          (iv) The Amended Charterhouse Purchase Agreement, a copy of which is attached hereto as Appendix D.
                      ----------

          (v) The Certificate of Powers, Designations, Preferences and Rights of the Company's Series A Participating Convertible Preferred Stock (the "Certificate of Designations"), to be filed with the Secretary of State of the State of Delaware at the Closing, a form of which is attached hereto as Appendix E.
----------

          (vi) Amendment No. 1 to Stock Purchase Agreement, dated as of May 26, 2000, by and among the Company and Blue Truck, a form of which is attached hereto as Appendix F.
          ----------

          (vii) Amendment No. 1 to Amended and Restated Purchase Agreement, dated as of May 26, 2000, between the Company and Charterhouse, a form of which is attached hereto as Appendix G.
                      ----------

The KPS Purchase Agreement

     Pursuant to the terms of the KPS Purchase Agreement, and subject to the conditions contained therein, the Company has agreed to issue and sell, and Blue Truck has agreed to purchase, $25,000,000 worth of the Company's authorized but unissued shares of Series A Preferred Stock. The Closing is subject to the satisfaction of certain conditions precedent, as discussed more fully below. The Closing will occur on a date (the "Closing Date") that is no later than three business days following the satisfaction or waiver of all such conditions precedent.

     The number of shares of Series A Preferred Stock to be delivered to Blue Truck at the Closing will be determined by dividing $25,000,000 by the Per Share Purchase Price. The Per Share Purchase Price is equal to the product of ten times the lesser of (i) $20.00 and (ii) an amount equal to the Thirty Day Average; provided, that if the Thirty Day Average is (a) greater than or equal to $8.40 but less than or equal to $10.00, then the Per Share Purchase Price will be equal to the product of ten times $10.00, and (b) less than $8.40, then the Per Share Purchase Price will be equal to 120% of the product of ten times the Thirty Day Average.

     The holders of the Series A Preferred Stock will be entitled to vote together with the holders of the Common Stock as a single class on matters submitted to the Company's stockholders for a vote (other than with respect to certain elections of directors). Consequently, the issuance of the Series A Preferred Stock will dilute the voting rights of the existing holders of Common Stock. In addition, each share of Series A Preferred Stock will be convertible into ten shares of Common Stock (subject to adjustments) and thus the issuance of the Series A Preferred Stock will dilute the ownership interest of the existing stockholders if the holders of Series A Preferred Stock elect to convert their shares of Series A Preferred Stock into Common Stock. For additional information concerning the voting and conversion rights of the Series A Preferred Stock, see the section of this proxy statement entitled
"- Terms of the Series A Preferred Stock."

  Representations and Warranties

     The KPS Purchase Agreement contains various representations and warranties of the Company (subject, in certain cases, to specified exceptions) relating to, among other things, the following matters: (i) due organization and qualification; (ii) capitalization; (iii) subsidiaries; (iv) due authorization, execution, delivery, performance and enforceability of the KPS Purchase Agreement and other related agreements and documents; (v) the absence of any conflict with the certificate of incorporation or by-laws of the Company or of any of its subsidiaries, applicable laws or any contract to which the Company or any of its subsidiaries is a party; (vi) consents, approvals or authorizations required in connection with the KPS Transaction;
(vii) reports and other documents filed with the SEC and the accuracy of the financial statements and other information contained therein; (viii) the absence of any undisclosed liabilities; (ix) the absence of certain changes or events having a material adverse effect on the business, results of operations or financial condition of the Company; (x) the absence of any material litigation;
(xi) compliance with material laws and possession of material licenses and permits; (xii) payment of taxes and filing of tax returns; (xiii) labor and employment matters; (xiv) employee benefit plans; (xv) title to and condition of assets; (xvi) the absence of brokerage or finder's fees; (xvii) intellectual property matters; (xviii) environmental matters; (xix) material commitments of the Company; (xx) insurance matters; (xxi) compliance with securities laws;
(xxii) acquisitions consummated by the Company and registration rights agreements executed in connection therewith; and (xxiii) the absence of fraud and abuse and certain other business practices.

     The KPS Purchase Agreement also contains representations and warranties of Blue Truck (subject, in certain cases, to specified exceptions) relating to, among other things, the following matters: (i) due authorization, execution, delivery, performance and enforceability of the KPS Purchase Agreement; (ii) certain matters relating to the fact that the Series A Preferred Stock has not been registered under the Securities Act of 1933, as amended (the "Securities Act"); and (iii) the absence of brokerage or finder's fees.

  Covenants

     The KPS Purchase Agreement also contains the following covenants and agreements, among others:

          (i)  Annual Management Fee. Commencing as of the Closing Date,
               ---------------------
the Company will pay KPS Management, LLC, a Delaware limited liability company and an affiliate of KPS and Blue Truck ("KPS Management") an annual management fee of (a) $1,000,000, payable quarterly, for so long as holders of the Series A Preferred Stock have the right under the Investors' Agreement or the Certificate of Designations to designate a majority of the Company's directors, or (b) $500,000, payable quarterly, for so long as holders of the Series A Preferred Stock have the right under the Investors' Agreement or the Certificate of Designations to designate at least three of the Company's directors. No management fee will be payable in the event holders of the Series A Preferred Stock do not have the right under the Investors' Agreement or the Certificate of Designations to designate at least three of the Company's directors.

          (ii) Expenses.
               --------

               (a) If the Closing occurs, the Company will pay the actual reasonable fees and expenses incurred by Blue Truck in connection with the negotiation, execution, delivery and performance of the KPS Purchase Agreement and the related agreements and documents (the "Transaction Expenses").

               (b) If the KPS Purchase Agreement is terminated for any reason other than those described in (c) below, the Company will reimburse Blue Truck for its Transaction Expenses in an amount not to exceed $400,000.

               (c) If the KPS Purchase Agreement is terminated by Blue Truck upon a material breach of a representation, warranty, covenant or agreement of the Company, or by either party if the Company's stockholders fail to approve the KPS Transaction, the Company will reimburse Blue Truck for its Transaction Expenses in an amount not to exceed $750,000.

               (d) If the KPS Purchase Agreement is terminated (x) by the Company if the Company receives and resolves to accept a third-party offer to consummate a transaction resulting in (A) another person becoming the beneficial owner of 20% or more of the Common Stock, (B) the merger or consolidation of the Company with or into another corporation, or (C) the sale or transfer of all or any substantial part of the Company's assets (a "Competing Transaction"), which the Board of Directors determines, in its reasonable judgment after consulting with its financial advisor, to be more favorable to the Company's stockholders than the KPS Transaction from a financial point of view (a "Superior Proposal"),
(y) by the Company if a tender or exchange offer is commenced for all outstanding shares of the Common Stock and the Board of Directors determines, in good faith after consultation with its financial advisor, that such offer is a Superior Proposal and resolves to accept such Superior Proposal or recommend that the Company's stockholders tender their shares in such offer, or (z) by Blue Truck if (A) the Board of Directors withdraws or modifies its approval or recommendation of the KPS Purchase Agreement, or approves or recommends a Superior Proposal, (B) the Company enters into any agreement with respect to a transaction, the proposal of which qualifies as a Superior Proposal, (C) a third party commences a tender or exchange offer for all of the outstanding shares of Common Stock and the Board of Directors recommends that the Company's stockholders tender their shares in response to such tender or exchange offer, or (D) the Board of Directors resolves to do any of the actions described in this clause (z), then the Company shall pay to Blue Truck a fee in cash of $3,000,000, less the amount of Transaction Expenses theretofore reimbursed by the Company (the "Breakup Fee").

               If (i) on or after April 14, 2000, but before the Meeting
(A) any person or group shall have informed the Company that such person or group or any member or affiliate thereof proposes, intends to propose, is considering proposing, or will or may, if the KPS Transaction is delayed, abandoned or not approved by the Company's stockholders, propose a Superior Proposal or (B) any such person or group or the Company publicly announces that such person or group or any member or affiliate thereof has proposed, intends to propose, is considering proposing, or will or may, if the KPS Transaction is delayed, abandoned or not approved by the Company's stockholders, propose a Superior Proposal and (ii) either the Company or Blue Truck terminates the KPS Purchase Agreement because the Company's stockholders fail to approve the KPS Transaction and, not later than six months after such termination, the Company enters into a definitive purchase agreement with respect to a Competing Transaction with such person or group or a member or affiliate thereof that constitutes a Superior Proposal, the Breakup Fee will be paid by the Company to Blue Truck if, as and when (whether or not within such six month time period) the Company consummates the transactions contemplated by such definitive purchase agreement.

               (e) The Company will pay all of its own fees and expenses in connection with the KPS Transaction.

          (iii)  Conduct of Business by the Company Pending the Closing.  Prior
                 ------------------------------------------------------
to the Closing Date or the earlier termination of the KPS Purchase Agreement, the Company: (a) will conduct its business in the ordinary course of business substantially consistent with past practice; (b) will not take certain actions with respect to its capital stock; (c) will not make any material change in its accounting methods; (d) will not merge with, or acquire a substantial portion of the stock or assets of, any other person; (e) will not dispose of or encumber any of its property or assets with a book value greater than or equal to $50,000 individually or $3,000,000 in the aggregate; (f) will not acquire certain assets or agree to make capital expenditures greater than or equal to $4,000,000 in the aggregate per fiscal quarter; (g) will not incur certain types of indebtedness;
(h) will not adopt a plan of dissolution, merger or restructuring; (i) will not adopt, amend or terminate certain employment agreements or employee benefit plans; (j) will not grant severance or termination arrangements to employees, or increase or accelerate benefits payable under such arrangements; and (k) will not enter into or engage in certain transactions with affiliates of the Company.

          (iv)   Public Announcements.  The Company and Blue Truck will consult
                 --------------------
with each other prior to issuing any press release with respect to the KPS Transaction.

          (v)    Stockholders' Meeting. The Company will use its best efforts to
                 ---------------------
(i) hold the Meeting as promptly as practicable for the purpose of voting upon the KPS Transaction, (ii) recommend that the Company's stockholders vote to approve the KPS Transaction, and (iii) secure the requisite vote or consent of its stockholders to the KPS Transaction.

          (vi)   No Solicitation of Transactions.  The Company will not solicit,
                 -------------------------------
initiate or encourage or take any other action to facilitate any Competing Transaction or hold discussions or negotiate with any person in furtherance of such inquiries, or agree to or endorse any Competing Transaction, except that the Company may, in response to an unsolicited bona fide written offer or proposal, furnish information and negotiate with a financially capable person if the Board of Directors determines, in good faith after consulting with its outside legal counsel, that the failure to provide such information or negotiate with such person would be reasonably likely to constitute a violation of the Board's fiduciary duties to the Company's stockholders. In addition, the Board of Directors may recommend to the Company's stockholders that they accept such Superior Proposal or otherwise take and disclose to the Company's stockholders a position contemplated by Rule 14e-2 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

          (vii)  Transaction Fee.  At the Closing, the Company will pay KPS
                 ---------------
Management a transaction fee of $2,500,000.

          (viii) Reasonable Efforts; Refinancing.  The Company and Blue Truck
                 -------------------------------
will use all reasonable efforts to do all things necessary or advisable under all applicable laws to consummate the KPS Transaction and the Company will use its reasonable best efforts to obtain all necessary consents and approvals. In addition, Blue Truck will use its commercially reasonable efforts to assist the Company in obtaining the Refinancing.

  Conditions of Purchase

     The obligation of Blue Truck to purchase the Series A Preferred Stock is subject to the satisfaction or waiver of the following conditions precedent on or before the Closing Date. Blue Truck may (but is not required to) elect to waive any of these conditions and proceed with the transaction.

          (i)    No Breach of Representations and Warranties; Performance of
                 -----------------------------------------------------------
Covenants.  The representations and warranties of the Company in the KPS
---------
Purchase Agreement shall be true in all material respects and the covenants and agreements contained in the KPS Purchase Agreement to be complied with by the Company shall have been complied with in all material respects.

          (ii)   Company Material Adverse Effect.  There shall not have been any
                 -------------------------------
event, occurrence or change that has had or could be reasonably expected to have a material adverse effect on the business, operations, assets, condition (financial or other) or results of operations of the Company and its subsidiaries, taken as a whole.

          (iii)  Opinion of Counsel.  Blue Truck shall have received an opinion
                 ------------------
of counsel to the Company as to certain matters.

          (iv)   Authorization.  The Company's Board of Directors shall have
                 -------------
authorized the Company to consummate the KPS Transaction.

          (v)    Effectiveness of Preferred Stock Terms.  The Company shall have
                 --------------------------------------
authorized and established the terms of the Series A Preferred Stock and have filed the Certificate of Designations with the Secretary of State of the State of Delaware.

          (vi)   Delivery of Documents.  The Company shall have executed and
                 ---------------------
delivered to Blue Truck certificates evidencing the shares of Series A Preferred Stock purchased by Blue Truck, certified copies of the Company's Certificate of Incorporation and By-laws and a certificate of good standing with respect to the Company in the State of Delaware.

          (vii)  HSR Compliance.  The waiting period under the Hart-Scott-Rodino
                 --------------
Antitrust Improvements Act of 1976, as amended (the "HSR Act"), shall have expired or been terminated.

          (viii) Consents.  All consents and approvals required to consummate
                 --------
the KPS Transaction shall have been obtained and be in effect.

          (ix)   Compliance with Law.  The issuance and sale of the Series A
                 -------------------
Preferred Stock shall be made in conformity with all applicable state and federal securities laws.

          (x)    Stockholder Approval.  The stockholders of the Company shall
                 --------------------
have approved the KPS Transaction.

          (xi)   Employment Agreements.  Each of Gerald Riordan, the Company's
                 ---------------------
Chief Executive Officer and Secretary, Donald Marr, the Company's Chief Financial Officer, Michael Wysocki, President of the Company's Transport Division, and Harold Borhauer, President of the Company's Towing and Recovery Division, shall have entered into a new employment agreement with the Company, which will supercede and terminate the prior agreement between each such executive and the Company.

          (xii)  No Order; Stockholder Suits.  No restraining order, injunction
                 ---------------------------
or other court order preventing the Closing shall be in effect. No stockholder of the Company shall have brought any action which seeks a remedy as a result of or otherwise in connection with the KPS Transaction or in connection with any of the reports or other documents filed by the Company with the SEC prior to the Closing of the KPS Transaction (a "Stockholder Suit").

          (xiii) Ancillary Agreements.  The Company shall have authorized,
                 --------------------
executed and delivered the Investors' Agreement and the Registration Rights Agreement.

          (xiv)  Investor Directors.  There shall have been elected to the
                 ------------------
Company's Board of Directors the number of directors entitled to be appointed by Blue Truck pursuant to and in accordance with the terms of the Investors' Agreement and the Certificate of Designations.

          (xv)   Refinancing of Credit Facility.  The Refinancing
                 ------------------------------
shall be available as of the Closing on terms and conditions reasonably satisfactory to Blue Truck.

          (xvi)  Restructuring of 1998 Debentures.  The Company and Charterhouse
                 --------------------------------
shall have consummated the Amended Charterhouse Purchase Agreement.

  Conditions of Sale

     The obligation of the Company to sell the Series A Preferred Stock is subject to the satisfaction or waiver of the following conditions precedent on or before the Closing Date. The Company may (but is not required to) elect to waive any of these conditions and proceed with the transaction.

          (i)    No Breach of Representations and Warranties; Performance of
                 -----------------------------------------------------------
Covenants.  The representations and warranties of Blue Truck in the KPS Purchase
---------
Agreement shall be true in all material respects and the covenants and agreements contained in the KPS Purchase Agreement to be complied with by Blue Truck shall have been complied with in all material respects.

          (ii)   HSR Compliance.  The waiting period under the HSR Act shall
                 --------------
have expired or been terminated.

          (iii)  Consents.  All governmental consents and approvals required to
                 --------
consummate the KPS Transaction shall have been obtained.

          (iv)   Compliance with Law.  The issuance and sale of the Series A
                 -------------------
Preferred Stock shall be made in conformity with all applicable state and federal securities laws.

          (v)    Stockholder Approval.  The stockholders of the Company shall
                 --------------------
have approved the KPS Transaction.

          (vi)   Certificates for Related Parties.  Blue Truck shall have
                 --------------------------------
delivered to the Company certificates executed by each of the equity interest holders in Blue Truck with respect to their investment intent and qualification as accredited and sophisticated investors.

          (vii)  No Order.  No restraining order, injunction or other court
                 --------
order preventing the closing of the KPS Transaction shall be in effect. No stockholder shall have brought any action which seeks a remedy as a result of or otherwise in connection with the KPS Transaction.

         (viii)  Refinancing of Credit Facility. The Refinancing
                 -------------------------------------
shall be available at the Closing on terms and conditions reasonably satisfactory to the Company.

  Confidentiality and Access

     The Company and Blue Truck have agreed to maintain the confidentiality of certain information until the Closing. In addition, the Company is required to permit Blue Truck and its representatives reasonable access to the Company's books, records, properties and personnel. The Company is also required to notify Blue Truck upon the occurrence of certain events.

  Indemnification

     The KPS Purchase Agreement contains provisions whereby each party undertakes to indemnify the other with respect to losses incurred by the other as a result of a breach of its representations, warranties, covenants or agreements. In addition, the Company is required to indemnify Blue Truck against certain losses arising from Stockholder Suits instituted prior to the Closing of which Blue Truck did not have knowledge at the Closing, or which are instituted after the Closing.

     Subject to certain exceptions, neither party will have any indemnification obligations with respect to a breach of a representation or warranty unless the aggregate losses by the indemnified party exceed $250,000, in which case the indemnifying party will indemnify the other party to the extent of the excess above that amount. In addition, subject to certain exceptions, neither party will have liability for any claim for indemnification asserted by the other party to the extent that the amount of such claim, combined with any previous claims for indemnification, exceeds $25,000,000. The $250,000 threshold and the $25,000,000 limitation do not apply in cases where Blue Truck or its affiliates are named as defendants in a Stockholder Suit.

     In addition, the Company has agreed to pay Blue Truck an amount equal to 50% of the amount by which the fee to be paid by the Company to DLJ exceeds $1.5 million, provided that such payment shall not exceed $750,000.

  Termination

     The KPS Purchase Agreement may be terminated and the KPS Transaction abandoned at any time prior to the Closing Date as follows:

          (i)    By the mutual consent of Blue Truck and the Company.

          (ii) By either party if the Closing Date does not occur on or before August 31, 2000 (the "Expiration Date"), except that this right is not available to any party whose breach caused such failure of the Closing to occur on or before such date.

          (iii) By the Company if there shall be any (a) final and nonappealable restraining order, injunction or other court order preventing the Closing of the KPS Transaction, or (b) action commenced by a stockholder of the Company seeking a remedy as a result of or otherwise in connection with the KPS Transaction.

          (iv) By either party upon certain breaches of the representations, warranties, covenants or agreements of the other party contained in the KPS Purchase Agreement which are not curable through reasonable best efforts or have not been cured as of the Expiration Date.

          (v) By the Company if the Company receives a Superior Proposal and resolves to accept such Superior Proposal; provided, that the Company shall have first paid the Breakup Fee to Blue Truck.

          (vi) By the Company if a tender or exchange offer is commenced by a third party for all outstanding shares of the Common Stock and the Board of Directors determines, in good faith after consultation with its financial advisor, that such offer constitutes a Superior Proposal and resolves to accept such Superior Proposal or recommend to the Company's stockholders that they tender their shares in such tender or exchange offer; provided, that the Company shall have first paid the Breakup Fee to Blue Truck.

          (vii) By either party if the Company's stockholders fail to approve the KPS Transaction.

          (viii) By Blue Truck if (a) the Board of Directors has withdrawn or modified its approval or recommendation of the KPS Purchase Agreement or approved or recommended a Superior Proposal, (b) the Company enters into any agreement with respect to a transaction the proposal of which qualifies as a Superior Proposal, (c) a third party commences a tender offer or an exchange offer for all of the outstanding shares of the Common Stock and the Board of Directors recommends that the Company's stockholders tender their shares in such tender or exchange offer, or (d) the Board of Directors has resolved to take any of the actions described in this paragraph (viii).

          (ix) By Blue Truck if a material adverse effect has occurred with respect to the business, operations, assets, condition (financial or other) or results of operation of the Company or its subsidiaries, taken as a whole.

          (x)   By Blue Truck if there shall be any Stockholder Suit.

Terms of the Series A Preferred Stock

  Rank

     The Series A Preferred Stock will rank senior to all other existing and future classes and series of capital stock of the Company as to dividends, distributions or redemptions, or as to distribution of assets and rights upon and following a Liquidation Event (as defined below).

  Voting Rights

     Except with respect to certain elections of directors (as described below), holders of Series A Preferred Stock shall be entitled to vote on all matters presented to a vote of the stockholders of the Company, voting together with holders of the Common Stock as a single class (other than matters required to be submitted to a class or series vote pursuant to the General Corporation Law of the State of Delaware or the Company's Certificate of Incorporation or By-laws).

     The holder of each share of Series A Preferred Stock shall be entitled to the number of votes equal to the number of full shares of Common Stock into which such share of Series A Preferred Stock could be converted on the record date for such vote. Fractional votes will not, however, be permitted and any fractional votes resulting from the foregoing formula (after aggregating all shares of Common Stock into which shares of Series A Preferred Stock held by each holder could be converted) will be rounded to the nearest whole number.

  Designation and Election of Directors

     Blue Truck will be entitled to designate certain members of the Company's Board of Directors, as follows:

               (a) For so long as Blue Truck or certain of its affiliates (the "Original Holders") own at least 50% of the Series A Preferred Stock acquired by Blue Truck in the KPS Transaction (and adjusted for any shares of the Company's capital stock purchased directly from the Company by Blue Truck following the Closing), such Original Holders will be entitled to designate a majority of the members of the Board of Directors.

               (b) If the Original Holders ever own less than 50% of such shares but at least 25% of such shares, and regardless of whether the Original Holders subsequently regain ownership of 50% or more of such shares, the Original Holders will thereafter be entitled to designate three members of the Board of Directors.

               (c) If the Original Holders ever own less than 25% of such shares but at least 10% of such shares, and regardless of whether the Original Holders subsequently regain ownership of 25% or more of such shares, the Original Holders will thereafter be entitled to designate one member of the Board of Directors.

               (d) If the Original Holders ever own less than 10% of such shares, and regardless of whether the Original Holders subsequently regain ownership of 10% or more of such shares, the Original Holders will thereafter not be entitled to designate any members of the Board of Directors.

     The foregoing provisions relating to election of directors are summarized in the following table:

Percentage of Series A Preferred Stock
    Owned by the Original Holders                  Number of Directors
    -----------------------------                  -------------------
50% or more                                      A majority of the Board
At least 25% but less than 50%                            Three
At least 10% but less than 25%                            One
Less than 10%                                             None

     At any time that (i) the holders of the majority of the Original Holders are not entitled to designate at least three members of the Board of Directors as a result of the foregoing, or (ii) any person solicits proxies or consents in support of or seeking the election of any director who has not been nominated by the Board of Directors, then the holders of Series A Preferred Stock shall be entitled to vote in the election of the directors of the Company (so long as, in the case of clause (ii) above, such vote is in favor of the Board's nominees).

     In addition to the foregoing, certain matters with respect to the composition of the Company's Board of Directors are described below under "- Other Agreements - Investors' Agreement."

  Dividend Rights

     Prior to the eighth anniversary of the Closing, holders of the outstanding Series A Preferred Stock are entitled to receive cumulative dividends on the Series A Preferred Stock each quarter at the rate per annum of (i) 5.5% for the first six years from the date of issuance of the Series A Preferred Stock, and
(ii) 5.0% thereafter, of the Series A Preferred Base Liquidation Amount (as defined below) per share of Series A Preferred Stock. The dividends are payable in cash at the end of each quarter or, at the election of the Company, will cumulate to the extent unpaid. In the event the Company does not make a scheduled dividend payment (an "arrearage"), dividends also accrue on such arrearage at the same rate. Once an arrearage occurs, the Company may no longer pay such dividend in cash, other than in connection with a Liquidation Event. In addition, holders of the Series A Preferred Stock are entitled to participate in all dividends payable to holders of the Common Stock.

     No dividends (other than with respect to arrearages and accruals thereon) will accrue on the Series A Preferred Stock for the period on and after
(i) eight years from the date of issuance of the Series A Preferred Stock, or
(ii) the dividend payment date next following the date on or after five years from the date of issuance of the Series A Preferred Stock upon which the average of the closing prices of the Common Stock exceeds, for a period of 30 consecutive days, 313% of the Conversion Price (as defined below).

  Liquidation Rights

     Upon any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary (a "Liquidation Event"), each holder of outstanding shares of Series A Preferred Stock shall be entitled to be paid out of the assets of the Company available for distribution to stockholders, before any amount shall be paid or distributed to the holders of any other capital stock of the Company, an amount per share of Series A Preferred Stock (the "Series A Preferred Liquidation Preference Amount") in cash equal to the sum of (i) the purchase price per share of the Series A Preferred Stock, subject to certain adjustments (the "Series A Preferred Base Liquidation Amount"), plus (ii) the amount of any and all unpaid dividends on such shares of Series A Preferred Stock. The holders of a majority of the shares of the Series A Preferred Stock (the "Majority Holders") may elect to treat certain mergers or consolidations involving the Company, sales of securities or substantially all of the assets of the Company or capital reorganizations of the Company (any of the foregoing, an "Organic Change") as a Liquidation Event.

     In the event that the amounts payable with respect to the Series A Preferred Stock upon any Liquidation Event are not paid in full, the holders of the Series A Preferred Stock shall share ratably in any distribution of assets in proportion to the amounts that would be payable to such holders if such assets were sufficient to permit payment in full. In the event that the Series A Preferred Liquidation Preference Amount is paid in full, the holders of the Series A Preferred Stock shall thereafter share ratably with the holders of the Common Stock in the value received for the remaining assets and properties of the Company, if any, with distributions and payments, as the case may be, to be made to the holders of Series A Preferred Stock as if each share of Series A Preferred Stock had been converted into shares of Common Stock immediately prior to such Liquidation Event.

  Conversion

     Any holder of the Series A Preferred Stock may elect, at any time, to convert all or any portion of such holder's Series A Preferred Stock into a number of shares of Common Stock equal to the sum of (i) the quotient obtained by dividing (x) the Series A Preferred Base Liquidation Amount by (y) the Conversion Price (as defined below) plus (ii) the quotient obtained by dividing
(x) the amount, if any, by which the Series A Preferred Liquidation

Preference Amount that has accrued at any time prior to five years from the date of issuance of the Series A Preferred Stock exceeds the Series A Preferred Base Liquidation Amount by (y) the product of the Conversion Price and 0.85.

     The Conversion Price equals the lesser of $20.00 and an amount equal to the Thirty Day Average; provided, that if the Thirty Day Average is (x) greater than or equal to $8.40 per share but less than or equal to $10.00 per share, then the Conversion Price will be $10.00, or (y) less than $8.40 per share, then the Conversion Price will be 120% of the Thirty Day Average. The Conversion Price is subject to adjustment in the event that certain specified actions are taken by the Company as described in the Certificate of Designations, including stock splits, declarations of dividends, reclassification of the Common Stock, issuance of Common Stock for less than current market price or consummation of an Organic Change of the Company.

     In addition, all outstanding shares of Series A Preferred Stock will automatically convert into shares of Common Stock immediately prior to the occurrence of an Organic Change; provided, that the Majority Holders may elect, in lieu of such conversion, to receive the Series A Preferred Liquidation Preference Amount for their shares of Series A Preferred Stock.

     No fractional shares of Common Stock will be issued upon any conversion of the Series A Preferred Stock. In lieu of any fractional shares to which a holder would otherwise be entitled, the Company will pay such holder an amount in cash equal to the value of such fractional interest.

  Other Rights and Restrictions

     The Series A Preferred Stock is also subject to certain redemption rights, preemptive rights, registration rights and restrictions on transfer. See the sections of this proxy statement entitled "- Other Agreements - Investors' Agreement" and "- Registration Rights Agreement."

Other Agreements

  Investors' Agreement

     At the Closing, the Company will enter into an Investors' Agreement with Blue Truck containing the following provisions:

          (i) Composition of the Board of Directors. Effective as of the
              -------------------------------------
Closing, the Board of Directors is expected to consist of eleven members, including six directors to be designated by the Majority Holders and five directors (of which two persons shall be directors nominated by Charterhouse) who were members of the Board of Directors as constituted immediately prior to the Closing; provided, that if the Board of Directors determines to reduce the size of the Board of Directors prior to Closing to nine directors, then effective as of the Closing the Board of Directors shall consist of five directors designated by the Majority Holders and four directors (of which two persons shall be directors nominated by Charterhouse) who were members of the Board of Directors as constituted immediately prior to the Closing. As a result, in connection with the KPS Transaction, a sufficient number of the Company's current directors will resign and be replaced with designees appointed by Blue Truck so that the KPS designees will constitute a majority of the Company's Board of Directors. As of the date of this proxy statement, Blue Truck has not determined who its designees will be nor has the Company determined which of its current directors will resign in order to allow for the Blue Truck designees to be appointed. After the Closing, so long as Charterhouse has the right, pursuant to the Amended and Restated Investors Agreement, dated April 14, 2000, between the Company and Charterhouse (as amended, the "Charterhouse Investors Agreement"), to nominate two directors to the Board of Directors, the Board of Directors will consist of either nine or eleven members.

          From and after the Closing, the Board will maintain an independent committee, consisting of one of the directors nominated by the Majority Holders (an "Investor Nominee") and all of the members of the Board of Directors who are not Investor Nominees. The Majority Holders shall be entitled to nominate the number of directors which the Original Holders are entitled to designate (as described under the section of this proxy statement entitled "- Terms of the Series A Preferred Stock - Designation and Election of Directors") and the remaining members of the Board of Directors will be nominated by such independent committee. At each meeting of the Company's stockholders at which directors are elected, the director nominees proposed by the Company will include the nominees designated by the Majority Holders and the nominees of such independent committee. So long as Charterhouse is entitled to nominate members of the Board of Directors, the Charterhouse nominees will be included among the nominees of such independent committee.

          (ii)  Restriction on Transfer of Series A Preferred Stock.  The
                ---------------------------------------------------
Original Holders may not transfer any shares of Series A Preferred Stock to any person, other than certain affiliates of Blue Truck (the "Permitted Transferees"), unless the independent committee described above approves such transfer and the proposed transferee (including Permitted Transferees) agrees to be bound by the provisions of the Investors' Agreement; provided, that the Original Holders may transfer all or any part of their shares of Series A Preferred Stock at any time when the average of the last reported sale prices per share of the Common Stock for the 30 immediately-preceding consecutive trading days is less than the quotient obtained by dividing the Series A Preferred Base Liquidation Amount by ten.

          (iii) Right to Redeem.  Except in the event of a transfer to an
                ---------------
affiliate, prior to any transfer of shares of Series A Preferred Stock by an Original Holder as permitted by the Investors' Agreement, the Original Holder shall offer the Company the right to purchase the shares to be transferred on the same terms as apply to such transfer, except that the price for such shares to the Company shall be the Series A Preferred Liquidation Preference Amount.

          (iv)  Restriction on Transfer of Converted Shares.  The Original
                -------------------------------------------
Holders shall not transfer any shares of Common Stock received by such holders upon conversion of the Series A Preferred Stock (the "Converted Shares") without the prior approval of the independent committee described above, except as follows: (a) the Original Holders may transfer Converted Shares to Permitted Transferees who agree in writing to be bound by the provisions of the Investors' Agreement; (b) the Original Holders may sell Converted Shares on any national securities exchange or on any other market in which such shares are eligible for trading; (c) the Original Holders may sell Converted Shares in a private transaction to any person who, immediately following such transaction, would not own more than 15% of the then-outstanding Common Stock (on a fully diluted basis); and (d) the Original Holders may sell Converted Shares in a private transaction or in any merger, consolidation or similar business combination in which all stockholders of the Company are offered the right to participate on identical terms in proportion to their ownership interests (a transaction would qualify under this clause (d) even if any or all stockholders are required to retain up to 15% of the shares of capital stock of the Company in such transaction, or otherwise, if it is approved by such independent committee).

          (v)   Preemptive Rights.  The Company shall not issue any Common Stock
                -----------------
or other capital stock of the Company (subject to certain exceptions with respect to certain stock option plans, acquisitions, registered offerings and other events), unless the Company offers in writing to the Original Holders the right to purchase, at the same price and on the same terms, a portion of the offered shares equal to the product of (a) the total number of offered shares, multiplied by (b) a fraction, the numerator of which is the number of shares of capital stock owned by the Original Holders and the denominator of which is the total number of outstanding shares (on a fully diluted, as converted basis).

  Registration Rights Agreement

     At the Closing, the Company will enter into a Registration Rights Agreement with Blue Truck and CFE, pursuant to which (x) Blue Truck or any holders that in the aggregate own at least 25% of (i) the shares of Common Stock issuable upon conversion of the Series A Preferred Stock, (ii) the shares of Common Stock acquired by Blue Truck and CFE after the Closing, and (iii) the shares of Common Stock issued to Blue Truck and CFE as a dividend or distribution (the "Registrable Securities") or (y) CFE, will be entitled to demand that the Company, at any time (on up to four occasions, no more than three of which demands may be made by Blue Truck and no more than one of which demands may be made by CFE), file a registration statement under the Securities Act covering the sale of Registrable Securities by such holders. In addition, all holders of Registrable Securities are entitled to require the Company to include Registrable Securities in certain other registration statements filed by the Company covering the public sale of its Common Stock.

     The Registration Rights Agreement contains other customary provisions, including indemnification provisions with respect to liabilities resulting from materially false and misleading statements in or omissions from such registration statements.

  Amended Charterhouse Purchase Agreement

     In connection with the execution of the KPS Purchase Agreement, the Company entered into the Amended Charterhouse Purchase Agreement pursuant to which the 1998 Debentures will be cancelled and replaced by the new Debentures in the principal amount equal to the principal amount of the 1998 Debentures plus accrued interest thereon to the date of the Closing. The Amended Charterhouse Purchase Agreement contains, among other things, the following provisions:

     (i)  Financial and Business Information.  The Company will deliver, to each
          ----------------------------------
holder of a minimum of $5,000,000 in principal amount of the Debentures, monthly, quarterly and annual financial statements of the Company on a consolidated basis, reports and statements filed by the Company with the SEC, notice of any default under the Amended Charterhouse Purchase Agreement and certain other information as reasonably requested by such holders. In addition, the Company will permit such holders to visit and inspect the Company's and any significant subsidiary's offices, examine books and records and consult with management regarding the Company's business.

     (ii) Optional Redemption of Debentures.  At any time after the Closing, the
          ---------------------------------
Company may redeem the outstanding Debentures in whole (and not in part) at a redemption price equal to 100% of the principal amount of such Debentures, together with accrued interest. The Company's right to so redeem the Debentures is subject to any right of the holders of such Debentures to first convert the Debentures into shares of Common Stock, as discussed below under "- Conversion of Debentures"; provided that if at any time the 30-day trailing average of the closing prices of the Common Stock has exceeded 58.333% of the then conversion price of the Debentures, the Company may not thereafter exercise its right to elect to redeem the Debentures unless the average of the closing prices of the Common Stock exceeds, for a period of 30 days, 150% of the then conversion price of the Debentures. If within a period of one year after any such redemption there shall occur a Change of Control (as defined in the Amended Charterhouse Purchase Agreement and as discussed below under the heading "- Change of Control"), the Company will immediately prior to such Change of Control pay to each holder of Debentures the excess of such holder's pro rata share of the sum of (A) the Change of Control Purchase Price (defined as an amount equal to (i) 106.5% of the principal amount of the Debentures, if such Change of Control occurs on or prior to April 14, 2005, or (ii) 103% of such principal amount thereafter) that would have been payable if no such redemption had occurred over the aggregate redemption price paid on account of such redemption and (B) interest, at a rate of 8% per annum, on the amount referred to in the preceding clause (A).

     (iii) Conversion of Debentures.  Holders of Debentures may elect to convert
           ------------------------
such Debentures, in whole or in part, into a number of shares of Common Stock equal to the quotient of the principal amount of such Debentures, together with accrued interest thereon, divided by the conversion price of the Debentures on the date of conversion. The conversion price of the Debentures as of the date hereof is $150.00 per share, subject to certain adjustments (except that there shall be no such adjustment with respect to the issuance of the Series A Preferred Stock at the Closing or the conversion of the Series A Preferred Stock at a later date). This conversion right expires ten years after the Closing Date or sooner upon the occurrence of certain events. Fractional shares of Common Stock will not be issued upon any conversion of Debentures but, instead, the Company will pay in respect of any fractional interest an amount in cash equal to the market value of such fractional interest on the conversion date.

     (iv)  Repurchase of Debentures Upon a Change of Control.  Upon the
           -------------------------------------------------
occurrence of a Change of Control (as defined in the Amended Charterhouse Purchase Agreement and as discussed below under "- Change of Control") of the Company, the Company is obligated to make an offer to the holders of the Debentures to repurchase the Debentures for cash. The price to be paid for such Debentures shall be equal to 106.5% of the principal amount of the Debentures if such Change of Control occurs on or prior to the fifth anniversary of the Closing Date, or 103% of the principal amount of the Debentures thereafter, plus accrued and unpaid interest. In connection with the KPS Transaction and the execution of the Amended Charterhouse Purchase Agreement, Charterhouse has agreed to waive its right to require the Company to repurchase the 1998 Debentures at 106.5% of the aggregate principal amount of the 1998 Debentures, plus accrued and unpaid interest thereon, upon the Closing of the KPS Transaction.

     (v)   Debentures Subordinate to Senior Obligations.  The Debentures are, to
           --------------------------------------------
the extent and in the manner set forth in the Amended Charterhouse Purchase Agreement, subordinate in right of payment to the Company's Senior Obligations (as defined in the Amended Charterhouse Purchase Agreement). The obligations under the GE Capital Credit Facility will be Senior Obligations.

     (vi)  Negative Covenants.  The Amended Charterhouse Purchase Agreement also
           ------------------
contains provisions restricting the Company's (and its subsidiaries', in the case of (ii) and (iv) below) ability to, among other things: (i) merge or transfer all or substantially all of its assets, (ii) declare or pay dividends or make other distributions on capital stock (other than dividends payable to the Company or its subsidiaries), (iii) incur certain types of indebtedness,
(iv) enter into transactions with certain related persons, or (v) effect certain sales of assets outside the ordinary course of business. In addition, the Company and its subsidiaries may not redeem, repurchase or otherwise acquire or retire any outstanding shares of capital stock or any securities convertible into or exchangeable for such capital stock, except for the conversion of the Series A Preferred Stock.

     (vii) Transaction Expenses.  The Company will pay all reasonable out-of-
           --------------------
pocket fees and expenses incurred by Charterhouse in connection with the transactions contemplated by the Amended Charterhouse Purchase Agreement, up to a maximum of $150,000, whether or not such agreement is terminated prior to Closing. The Company will pay certain additional expenses and fees of Charterhouse without regard to the $150,000 cap. At the Closing, the

Company will pay Charterhouse Group International, Inc. a fee in the amount of $750,000, payable in the form of Common Stock equal to the quotient of $750,000 divided by the Conversion Price (as defined in the Certificate of Designations, see the section of this proxy statement entitled "- Terms of the Series A Preferred Stock").

     (viii)  Indemnification.  The Amended Charterhouse Purchase Agreement
             ---------------
contains provisions whereby each party undertakes to indemnify the other with respect to losses incurred by the other as a result of inaccuracies or breaches of representations and warranties. In addition, the Company will indemnify Charterhouse with respect to any breach of a covenant or obligation of the Company.

     (ix)    Change of Control. The following is a summary of certain changes
             -----------------
made to the definition of "Change of Control" in the Amended Charterhouse Purchase Agreement:

             1. The sale, transfer or other conveyance by the Company of its towing business in and of itself shall not constitute a Change of Control if, at the time of such event, such assets when added to all other assets (other than inventory sold in the ordinary course of the Company's business) of the Company on a consolidated basis sold, transferred or otherwise conveyed in the preceding 12-month period constitute less than 60% of the total assets of the Company on a consolidated basis.

             2. Any event whereby any person or group (other than Charterhouse, its affiliates or any group of which Charterhouse is a part) becomes the beneficial owner of more than 35% of the total voting power in the aggregate of all classes of capital stock of the Company then outstanding normally entitled to vote in elections of directors; provided, that KPS and its affiliates becoming the beneficial owner in the aggregate of more than 35% of the voting power of the Company shall not be deemed to be a Change of Control unless at any time after the Closing KPS and its affiliates shall have been the beneficial owner in the aggregate of less than 25% of the voting power of the Company.

             3. The occurrence of an Organic Change or a Liquidation Event, as those terms are defined in the Certificate of Designations; provided, that the issuance of the Series A Preferred Stock to Blue Truck and CFE at the Closing shall not constitute a Change of Control.

     (x)     Pari Passu Indebtedness and Disqualified Capital Stock.  Except
             ------------------------------------------------------
with respect to Senior Obligations or any other indebtedness that is subordinated in right of payment to the Debentures, the Company is prohibited under the Amended Charterhouse Purchase Agreement from (i) creating, incurring, issuing, assuming or otherwise becoming liable for any indebtedness that is pari passu in right of payment of principal, premium (if any) and interest thereon to the Debentures, and (ii) issuing any capital stock (other than the Series A Preferred Stock) that is redeemable or exchangeable for debt securities on or prior to the final maturity of the Debentures ("Disqualified Capital Stock"). Except as otherwise provided for in the Amended Charterhouse Purchase Agreement, the Company's subsidiaries are prohibited from incurring, creating, issuing, assuming or otherwise becoming liable for any indebtedness and from issuing any Disqualified Capital Stock.

     (xi)    Related Party Transactions.  Under the terms of the Amended
             --------------------------
Charterhouse Purchase Agreement, the Company may not enter into any transaction with, or create or permit to exist any relationship or transaction with any Related Person (defined to include any individual or entity owning or having the right to acquire 5% or more of the total voting power of all classes of the Company's capital stock (determined without reference to certain shares issuable upon conversion of the Debentures), or any affiliate, officer, director or relative of such individual or entity). Notwithstanding the foregoing, (x) the Company may pay certain fees to Blue Truck as required by the KPS Purchase Agreement and related agreements, may enter into and perform its obligations under the GE Capital Credit Facility and may enter into or permit to exist any transaction or relationship that (i) is not material in relation to the business, operations, financial condition, assets or properties of the Company and its subsidiaries, taken as a whole, (ii) is on terms and conditions no less favorable to the Company than would be available to the Company in a comparable relationship or transaction in an arm's length dealing with an individual or entity that is not a Related Person, and (iii) does not involve KPS, any affiliate of KPS or any officer, director or relative of any of the foregoing and (y) continue to conduct business with GE Capital as its customer. The Amended Charterhouse Purchase Agreement also restricts the ability of the Company to modify or waive any of the provisions of the KPS Purchase Agreement, the CFE Purchase Agreement or the respective related agreements without the consent of the holders of at least 50% in principal amount of the Debentures at the time outstanding.

     (xii)  Asset Sales.  The terms of the Amended Charterhouse Purchase
            -----------
Agreement prohibit the Company from effecting any sale, lease or other disposition of assets or properties of the Company or a subsidiary of the Company outside the ordinary course of the Company's business and not otherwise consistent with the Company's past practice (an "Asset Sale") for so long as any payment obligation under any Debenture is outstanding, unless not less than 80% of the consideration payable in respect of such Asset Sale consists of cash, marketable securities and promissory notes. The net cash proceeds from any permitted Asset Sale effected by the Company shall be applied as follows:
(i) first, to permanently prepay, repay or purchase Senior Obligations to the extent the Company elects to do so, (ii) second, to the extent that the Company elects and is permitted under the terms of the agreements evidencing its Senior Obligations, to either replace the assets and properties sold or disposed of or to be reinvested in a line of business in which the Company was engaged on April 14, 2000, and (iii) third, to make a cash offer to purchase Debentures from the holders thereof at a purchase price of principal plus accrued but unpaid interest to the date of purchase on the terms and conditions contained in the Amended Charterhouse Purchase Agreement. Any net cash proceeds from an Asset Sale realized by the Company after the first anniversary of that Asset Sale ("Deferred Cash Proceeds") shall be applied in the manner described in the preceding sentence, except that the Company will not be obligated to make an offer to purchase Debentures (as described in the preceding sentence) unless all Deferred Cash Proceeds from the applicable Asset Sale (when added to all Deferred Cash Proceeds from any preceding Asset Sales, less any payments made with respect to Senior Obligations and any replacements of assets, as described in the previous sentence) exceed $1 million.

Interests of Certain Persons in the KPS Transaction

 Existing Employment Agreements

     Harold W. Borhauer, Donald J. Marr, Richard P. McGinn, Gerald R. Riordan and Michael A. Wysocki have employment agreements with the Company which provide for the payment of certain amounts to such individuals in connection with a change of control of the Company. A "change of control," as defined in such agreements, includes a change in control of the Board of Directors resulting from a sale of the Company's securities, which will occur if the KPS
Transaction is consummated. In the case of Mr. Riordan, the payment obligation is triggered automatically upon a change of control. In the case of the other individuals, the payment obligation is not triggered unless certain additional events occur in connection with the change of control, such as the termination without cause of the employee, the diminution of the employee's duties or a change in the majority of the Board of Directors.

     The amounts payable by the Company under the change of control provisions vary according to the employee's compensation and the terms of each agreement. None of these individuals, however, will be entitled to receive payments in excess of an amount equal to approximately three times the individual's base amount (as defined in Section 280G of the Code).

 Employment Agreements to be Executed at Closing

     At the Closing, the Company will enter into new employment agreements (the "New Employment Agreements") with Mr. Borhauer, Mr. Marr, Mr. Riordan and Mr. Wysocki. These agreements will have three year terms and will replace the existing agreements (the "Existing Agreements") between the Company and such individuals and will restructure the payments which such individuals are entitled to receive upon Closing pursuant to the Existing Agreements. In addition, at the Closing the Company will enter into an amendment to the existing employment agreement between the Company and Mr. McGinn (the "McGinn Agreement" and, together with the New Employment Agreements, the "New Agreements") which will provide that Mr. McGinn will waive any change of control payments to which he may have been entitled under his existing employment agreement in return for the payments described below.

     The New Agreements will contain the following provisions:

     1.   Change of Control Payment.  Pursuant to the Existing Agreements, at
          -------------------------
Closing Messrs. Borhauer, Marr, McGinn, Riordan and Wysocki (the "Senior Management Group") would collectively be entitled to receive an aggregate change of control payment equal to approximately $2,300,000. In connection with the KPS Transaction, however, the Senior Management Group has agreed to receive 50% of this amount as a cash payment at Closing, which will be allocated as follows:
Mr. Riordan: $600,000, Mr. Marr: $292,500, Mr. Wysocki: $75,000, Mr. Borhauer:
$62,500 and Mr. McGinn: $121,500. The distributions reflect the relative entitlement of each member of the Senior Management Group under their current employment agreements upon a change of control of the Company. The Senior Management Group will then be entitled to receive the following payments (the "Change of Control Payment") on each of the first and second anniversaries of the Closing Date: Mr. Riordan: $300,000, Mr. Marr: $146,250, Mr. Wysocki:
$37,500, Mr. Borhauer: $31,250, and Mr. McGinn: $60,750. Any unpaid portion of the Change of Control Payment will be immediately payable in full to any member of the Senior Management Group upon his death, disability, termination by the Company without cause or resignation for Good Reason (as defined below). Any unpaid portion of the Change of Control Payment will be forfeited by any member of the Senior Management Group upon his termination for cause or his voluntary termination without Good Reason (as defined below).

     2.   Replacement Options.  As of April 14, 2000, the Senior Management
          -------------------
Group collectively held options for 113,400 shares of Common Stock, of which 14,900 were vested and 98,500 were unvested. The existing employment agreements of the members of the Senior Management Group provide that all unvested options automatically vest upon a change of control. Pursuant to the New Agreements, however, 50% of these unvested options (representing 49,250 shares of Common Stock) will vest at the Closing of the KPS Transaction and the remaining unvested options will expire.

Subject to stockholder approval of the amendment to the Stock Option Plan, at Closing the Company will grant an aggregate of 49,250 options to the Senior Management Group, which options will vest at the rate of 33 1/3% per year over three years beginning on the first anniversary of the date of grant. Upon any termination of a member of the Senior Management Group, other than a termination by the Company for cause or a voluntary termination without Good Reason, such individual's stock options will vest and be 100% exercisable at any time prior to the expiration of the option term. Upon his termination for cause, all stock options of such individual, whether vested or unvested, will immediately expire. Upon his voluntary termination without Good Reason, the vested portion of such individual's stock options will remain exercisable.

     3.   Salary and Bonus.  The following table indicates the annualized salary
          ----------------
and bonus payments, with respect to calendar year 2000, to which certain members of the Senior Management Group other than Mr. McGinn are entitled under the Existing Agreements and the New Agreements:

                        Existing Agreements             New Agreements
                        -------------------             --------------
       Name            Salary        Bonus(1)        Salary       Bonus(1)
       ----            ------        --------        ------       --------
Harold Borhauer       $125,000          (2)         $160,000         100%(3)
Donald Marr            180,000          (2)          200,000         100 (3)
Gerald Riordan         300,000          (4)          350,000         140 (3)
Michael Wysocki        150,000          (2)          200,000         100 (3)

__________________
(1)  Expressed as a percentage of annual salary.
(2) Subject to the discretion of the Compensation Committee of the Board of Directors.
(3) The amount of such bonus will be contingent upon the Company's achievement of certain EBITDA targets established by the Compensation Committee of the Board pursuant to an incentive compensation program of the Company.
(4) Subject to the discretion of the Compensation Committee of the Board of Directors, but not to exceed 100% of his gross base salary in any given year.

     Other than his Change of Control Payment, Mr. McGinn's salary and bonus with respect to calendar year 2000 will not be changed by his amended agreement.

     4.   Additional Options.  Subject to stockholder approval of the amendment
          ------------------
to the Stock Option Plan, at Closing the Company will grant additional options to purchase shares of Common Stock to the Senior Management Group under the Stock Option Plan, as follows:

                                Shares of Common Stock
                Name              Underlying Options
                ----               ------------------
          Harold Borhauer                25,000
          Don Marr                       25,000
          Richard McGinn                  4,000
          Gerald Riordan                 50,000
          Michael Wysocki                25,000

     Such options will vest in equal installments on the first, second and third anniversaries of the Closing Date. The exercise price for these stock options will be an amount which equals or exceeds the fair market value of the Common Stock on the date of grant and which: (i) with respect to the options that vest on the first anniversary of the Closing Date, equals the Conversion Price determined as of the Closing Date multiplied by 1.5; (ii) with respect to the options that vest on the second anniversary of the Closing Date, equals the Conversion Price determined as of the Closing Date multiplied by 2.5; and (iii) with respect to the options that vest on the third anniversary of the Closing Date, equals the Conversion Price determined as of the Closing Date multiplied by 3.5.

     Each of the New Agreements will provide that upon an employee's termination by the Company without cause or by the employee for Good Reason (which includes a future change in control of the Company, a reduction in the employee's salary or failure to pay the Change of Control Payment or maintain other employee benefits), the employee will be entitled to severance equal to salary continuation through the later of the completion of the employment term or one year from the termination of employment.

Modifications to Long Term Incentive Plan to be Made After the Closing

     After the Closing, certain changes will be made to the existing incentive compensation program, pursuant to which the Company's key executives will be eligible to earn an annual performance bonus of up to 100% of their Base Salary (or 140% in the case of Mr. Riordan). The program will continue to require that the Company attain certain EBITDA goals in order for an executive to receive a bonus. The level of EBITDA which must be attained will be determined from time to time by the Compensation Committee of the Board of Directors.

 Interests of Charterhouse

     Pursuant to the terms of the 1998 Purchase Agreement and the 1998 Charterhouse Investors Agreement (as defined below) and other agreements entered into in connection therewith, Charterhouse is entitled to designate three members of the Board of Directors. Messrs. Merril M. Halpern, Robert L. Berner III, and Michael S. Pfeffer currently serve as the Charterhouse Designees on the Board of Directors.

     The 1998 Purchase Agreement provides that, upon the occurrence of a change of control of the Company prior to November 9, 2003, the Company is obligated to make an offer to the holders of the 1998 Debentures to repurchase the 1998 Debentures for an amount, in cash, equal to 106.5% of the principal amount of the 1998 Debentures (which includes the principal amount of additional Debentures received pursuant to payment-in-kind dividend payments made since November 1998) plus accrued and unpaid interest thereon. Under the 1998 Purchase Agreement, the KPS Transaction would constitute a change of control and the Company would be required to repurchase all outstanding 1998 Debentures for 106.5% of the principal amount thereof. In connection with the negotiation of the KPS Transaction, however, Charterhouse has agreed to waive its 106.5% premium in exchange for, among other things, a $750,000 fee payable in shares of Common Stock valued pursuant to the Conversion Price formula set forth in the Certificate of Designations (see the section of this proxy statement entitled "-Terms of the Series A Preferred Stock"). Accordingly, Charterhouse has an economic interest in the consummation of the KPS Transaction. For this reason, the Charterhouse Designees abstained from voting with the Board of Directors with respect to matters relating to the KPS Transaction and the CFE Transaction.

     In addition, the terms of the Investors Agreement, dated as of November 19, 1998, between the Company and Charterhouse (the "1998 Charterhouse Investors Agreement") restrict the Company from taking any action (other than the election of directors) which would require the approval of the Company's stockholders under the Delaware General Corporation Law or the rules of the National Association of Securities Dealers, Inc., unless such action is approved by a majority of the Charterhouse Designees. In connection with the KPS Transaction, Charterhouse has agreed to waive, effective at the Closing, the foregoing approval rights in the 1998 Charterhouse Investors Agreement with respect to the KPS Transaction. Charterhouse also agreed to amend the 1998 Charterhouse Investors Agreement to waive the foregoing approval rights with respect to all such future actions of the Company.

     Charterhouse is entitled, under the 1998 Charterhouse Investors Agreement, to designate no more than three members of the Board of Directors. In connection with the negotiation of the Preferred Stock Transactions, Charterhouse agreed to waive this right, on a going-forward basis, with respect to one of the three directors. Accordingly, from and after Closing and until such time as Charterhouse shall no longer own at least 10% of the Initial Interests (as defined in the Charterhouse Investors Agreement), Charterhouse will be entitled to designate no more than two members of the Company's Board of Directors.

     For additional information on the terms of the Amended Charterhouse Purchase Agreement, see the section of this proxy statement entitled "- Other Agreements - Amended Charterhouse Purchase Agreement."

     The Board of Directors was aware of these interests and considered them along with the other matters described herein in determining to approve the KPS Transaction.

Use of Proceeds of the KPS Transaction

     The net proceeds to the Company from the KPS Transaction, after payment of all transaction fees and expenses, are expected to be approximately $__________. In addition, the Company is obligated under the KPS Purchase Agreement to pay KPS Management an annual management fee of $1,000,000 initially, which may be reduced to $500,000 and then to zero based upon the amount of Series A Preferred Stock held by Blue Truck and its permitted transferees. The Company expects to use the net proceeds from the KPS Transaction for working capital, capital expenditures and general corporate purposes, including the continued implementation of its turnaround plan.

THE CFE TRANSACTION

Background of the CFE Transaction

     As noted above under the section of this proxy statement entitled "- The KPS Transaction - Terms of the KPS Transaction - Conditions of Purchase" and "Conditions of Sale," the Refinancing is a condition to the closing of the KPS Transaction. In the course of discussions between KPS and GE Capital regarding a replacement credit facility for the Company, GE Capital, which is one of the Company's largest customers, expressed an interest in purchasing shares of Series A Preferred Stock on substantially the same economic terms and conditions as are contained in the KPS Purchase Agreement. On May 4, 2000, the Board of Directors met to discuss the terms of the proposed CFE Transaction and to consider the advantages and disadvantages of proceeding with the transaction. After discussion, the Board of Directors authorized management to proceed with the CFE Transaction and to take all action which it deemed necessary or appropriate in connection therewith.

     On May 19, 2000, the Company and GE Capital entered into the Commitment Letter, pursuant to which GE Capital agreed to provide the Company with a $93 million (or up to $100 million, depending on the success of GE Capital's syndication efforts) senior secured credit facility (the "GE Capital Credit Facility") and to purchase $2 million worth of Series A Preferred Stock on terms substantially similar to the terms contained in the KPS Purchase Agreement. The closing of the transactions contemplated by the Commitment Letter is conditioned upon, among other things, consummation of the KPS Transaction and restructuring of the 1998 Debentures on terms acceptable to GE Capital.

     On May 22, 2000, the Board met to discuss, among other things, the status of the discussions with GE Capital and the advantages and disadvantages of proceeding with the CFE Transaction. After discussion, the Board approved the CFE Transaction, the Commitment Letter, the form of CFE Purchase Agreement to be entered into between the Company and CFE (with such changes as are deemed appropriate in the discretion of management) and other related agreements. The Board also resolved that the CFE Transaction should be submitted to the stockholders for approval in conjunction with the KPS Transaction.

     For additional information concerning the terms of the CFE Purchase Agreement, see the section of this proxy statement entitled "- Terms of the CFE Purchase Agreement." For additional information concerning the GE Capital Credit Facility and the terms of the Commitment Letter, see the section of this proxy statement entitled "- The GE Capital Credit Facility."

Recommendation of the Board of Directors and Reasons Therefor

     The Board of Directors, by unanimous vote of all of the directors (other than the Charterhouse Designees who abstained from voting on the matter due to a potential interest in the transaction - see the section of this proxy statement entitled "Proposal No. 1: The Preferred Stock Transactions - The KPS
Transaction - Interests of Certain Persons in the KPS Transaction - Interests of Charterhouse") has determined that the CFE Transaction is in the best interests of the Company and its stockholders, has approved the Commitment Letter, the form of CFE Purchase Agreement and the transactions contemplated thereby and recommends approval of such transactions by the stockholders.

     In addition to the factors described in the section of this proxy statement entitled "Proposal No. 1: The Preferred Stock Transactions - The KPS Transaction - Recommendation of the Board of Directors and Reasons Therefor," the Board of Directors also considered the CFE Purchase Agreement and the Commitment Letter in approving the CFE Transaction. In considering the CFE Transaction, the Board also took into account GE Capital's reputation in the financial community and the fact that GE Capital is one of the largest lessors of automobiles in the United States.

Certain Risks Associated with the CFE Transaction

     Closing of the CFE Transaction is contingent upon Closing of the KPS Transaction. For a description of the risks and other factors you should consider in determining whether to approve the CFE Transaction, see the section of this proxy statement entitled "Proposal No. 1: The Preferred Stock Transactions - The KPS Transaction - Certain Risks Associated with the KPS Transaction."

Information About CFE

     CFE, Inc. is a Delaware corporation and a wholly-owned subsidiary of GE Capital. CFE serves as an investment vehicle for GE Capital. Its headquarters are in Stamford, Connecticut.

Terms of the CFE Transaction

     Stockholders should consider the following summary of the CFE Transaction before voting on the CFE Transaction. This summary is qualified in its entirety by reference to the following documents:

          (i)     The form of CFE Purchase Agreement.

          (ii)    The Commitment Letter.

          (iii)   The form of Registration Rights Agreement.

The CFE Purchase Agreement

     Pursuant to the terms of the Commitment Letter and consistent with the form of CFE Purchase Agreement, and subject to the conditions contained therein, the Company has agreed to issue and sell, and CFE has agreed to purchase, $2,000,000 worth of the Company's authorized but unissued shares of Series A Preferred Stock. The closing of the CFE Transaction is subject to the satisfaction of certain conditions precedent. The closing of the CFE Transaction and the closing of the KPS Transaction will take place simultaneously (and, as used herein, the term Closing shall include the closing of both transactions).

     The number of shares of Series A Preferred Stock to be delivered to CFE at the Closing will be determined by dividing $2,000,000 by the Per Share Purchase Price. The Per Share Purchase Price is equal to the product of ten times the lesser of $20.00 and an amount equal to the Thirty Day Average; provided, that if the Thirty Day Average is (a) greater than or equal to $8.40 but less than or equal to $10.00, then the Per Share Purchase Price will be equal to the product of ten times $10.00, or (b) less than $8.40, then the Per Share Purchase Price will be 120% of the product of ten times the Thirty Day Average.

     The holders of the Series A Preferred Stock will be entitled to vote together with the holders of the Common Stock as a single class on matters submitted to the Company's stockholders for a vote (other than with respect to certain elections of directors). Consequently, the issuance of the Series A Preferred Stock will dilute the voting rights of the existing holders of Common Stock. In addition, the Series A Preferred Stock will be convertible into shares of Common Stock and thus the issuance of the Series A Preferred Stock will dilute the ownership interest of the existing stockholders if the holders of Series A Preferred Stock elect to convert their shares of Series A Preferred Stock into Common Stock. For additional information concerning the voting and conversion rights of the Series A Preferred Stock, see the section of this proxy statement entitled "- The KPS Transaction - Terms of the Series A Preferred Stock."

     Representations and Warranties

     The representations and warranties contained in the CFE Purchase Agreement are expected to be substantially similar to those contained in the KPS Purchase Agreement. For a description of the representations and warranties contained in the KPS Purchase Agreement, see the section of this proxy statement entitled
"- The KPS Transaction - The KPS Purchase Agreement - Representations and Warranties."

     Covenants

     Except as noted below, the covenants contained in the CFE Purchase Agreement are expected to be substantially similar to those contained in the KPS Purchase Agreement. For a description of the covenants contained in the KPS Purchase Agreement, see the section of this proxy statement entitled "- The KPS Transaction - The KPS Purchase Agreement - Covenants."

     Notwithstanding the foregoing, the provisions of the CFE Purchase Agreement are expected to differ from those of the KPS Purchase Agreement in the following respects, among others:

     (i) No Investors' Agreement. No investors' agreement will be entered into
         -----------------------
by CFE and the Company at Closing.

     (ii) Fewer Covenants. The CFE Purchase Agreement will contain fewer
          ---------------
restrictions on the rights of the Company to conduct its business prior to Closing. It will also not contain covenants against the solicitation of other transactions.

     (iii) Fees. The Company will not be obligated to pay an annual management
           ----
fee to CFE pursuant to the terms of the CFE Purchase Agreement. For a description of the fees and expenses the Company is obligated to pay to GE Capital pursuant to the Commitment Letter, see the section of this proxy statement entitled "- The GE Capital Credit Facility."

     Conditions of Purchase and Sale

     Except as noted below, the conditions precedent to Closing contained in the CFE Purchase Agreement are expected to be substantially similar to those contained in the KPS Purchase Agreement. Each of the Company or CFE, respectively, may (but is not required to) elect to waive any of these conditions and proceed with the transaction. For a description of the conditions precedent to Closing contained in the KPS Purchase Agreement, see the section of this proxy statement entitled "- The KPS Transaction - The KPS Purchase Agreement - Conditions to Purchase" and "- Conditions to Sale."

     Notwithstanding the foregoing, the conditions precedent to Closing contained in the CFE Purchase Agreement are expected not to include, among other things, the following:

     (i) Employment Agreements. Unlike the KPS Purchase Agreement, the Closing
         ---------------------
of the CFE Purchase Agreement will not be conditioned upon the Company entering into new employment agreements with certain of its officers and employees.

     (ii) Investors Agreement. The Closing of the CFE Purchase Agreement will
          -------------------
not be conditioned upon the execution by the Company and CFE of an investors' agreement.

     (iii) Directors. Unlike Blue Truck, CFE will not be entitled to designate
           ---------
any members of the Company's Board of Directors and, therefore, the Closing of the CFE Purchase Agreement will not be conditioned upon the election of any directors designated by CFE.

     In addition, the Closing of the CFE Purchase Agreement will be conditioned upon, among other things, the restructuring of the 1998 Debentures in a manner satisfactory to GE Capital, an amendment to the Amended Charterhouse Purchase Agreement to permit the CFE Transaction, the consent by Blue Truck to the CFE Transaction and consummation of the KPS Transaction.

     Confidentiality and Access

     The Company and CFE will agree to maintain the confidentiality of certain information. In addition, the Company will agree to permit CFE and its representatives reasonable access to the Company's books, records, properties and personnel.

     Indemnification

     The CFE Purchase Agreement will contain provisions whereby each party undertakes to indemnify the other with respect to losses incurred by the other as a result of a breach of its representations, warranties, covenants or agreements. Subject to certain exceptions, neither party will have any indemnification obligations with respect to a breach of a representation or warranty unless the aggregate losses by the indemnified party exceed $20,000, in which case the indemnifying party will indemnify the other party to the extent of the excess above that amount. In addition, subject to certain exceptions, neither party will have liability for any claim for indemnification asserted by the other party to the extent that the amount of such claim combined with any previous claims for indemnification exceeds $2,000,000. Unlike the Company's obligation to Blue Truck under the KPS Purchase Agreement, the Company will not be obligated to pay any amounts to CFE in respect of the fee to be paid by the Company to DLJ.

     Termination

     The CFE Purchase Agreement will provide that it may be terminated and the CFE Transaction abandoned at any time prior to the Closing Date upon circumstances substantially similar to those giving rise to a right of termination under the KPS Purchase Agreement, except that under the CFE Purchase Agreement the Company will not be obligated to pay a breakup fee to CFE. In addition, either the Company or CFE will have the right to terminate the CFE Purchase Agreement upon any termination of the KPS Purchase Agreement.

Terms of the Series A Preferred Stock

     For a description of the terms of the Series A Preferred Stock, see the section of this proxy statement entitled "Proposal No. 1: The Preferred Stock Transactions - The KPS Transaction - Terms of the Series A Preferred Stock." Unlike Blue Truck, CFE will not be entitled to designate any members of the Company's Board of Directors.

Other Agreements

     Registration Rights Agreement

     At the Closing, the Company will enter into a Registration Rights Agreement with CFE and Blue Truck. For a description of the Registration Rights Agreement, see the section of this proxy statement entitled "Proposal No. 1: The Preferred Stock Transactions - The KPS Transaction - Other Agreements - Registration Rights Agreement."

Interests of Certain Persons in the CFE Transaction

     For a description of certain persons with interests in the CFE Transaction that may be in addition to, or different from, the interests of stockholders in general, see the section of this proxy statement entitled "Proposal No. 1: The Preferred Stock Transactions - The KPS Transaction - Interests of Certain Persons in the KPS Transaction."

Use of Proceeds of the CFE Transaction

     The net proceeds to the Company from the CFE Transaction, after payment of all transaction fees and expenses, are expected to be approximately $__________. The Company expects to use the net proceeds from the CFE Transaction for working capital, capital expenditures and general corporate purposes, including the continued implementation of its turnaround plan.

The GE Capital Credit Facility

     Pursuant to the Commitment Letter, GE Capital agreed to provide a $93 million senior secured revolving credit facility. The GE Capital Credit Facility has a term of five years and includes a letter of credit subfacility of up to $10 million. The GE Capital Credit Facility may be increased to up to $100 million, depending on the success of GE Capital and its affiliates in syndicating the facility to other lenders acceptable to GE Capital and the Company.

     The Company's borrowing capacity under the GE Capital Credit Facility is limited to the sum of (i) up to 85% of the Company's eligible accounts receivable, (ii) up to 80% of the net orderly liquidation value (as defined in the Commitment Letter) (net of expenses) of existing vehicles for which GE Capital has received title certificates and other requested documentation, and
(iii) up to 85% of the invoiced purchase price of newly-purchased vehicles for which GE Capital has received title certificates and other requested documentation, in each case less reserves, and not to exceed the $93 million (or $100 million, as the case may be) maximum amount.

     Interest will accrue on amounts borrowed under the GE Capital Credit Facility at either (at the Company's option): (i) a floating rate equal to the Index Rate (as defined in the Commitment Letter) plus a margin of 1.00%, or
(ii) a fixed rate for periods of one, two, three or six months equal to the reserve adjusted LIBOR Rate (as defined in the Commitment Letter) plus a margin of 2.50%. The foregoing provisions are subject to adjustments based upon the performance of the Company, the occurrence of an event of default or certain other events.

     The following fees are payable by the Company to GE Capital under the Commitment Letter: (i) a letter of credit fee equal to 1.75% per annum on the face amount of letters of credit under the facility, plus costs and expenses incurred by GE Capital in connection therewith; (ii) an unused facility fee equal to 0.375% per annum, on the average unused daily balance of the facility;
(iii) a prepayment premium, in the event that the Revolver Commitment (as defined in the Commitment Letter) is reduced or terminated prior to the third anniversary of the closing date, in an amount equal to the maximum amount of the GE Capital Credit Facility multiplied by (a) 1.00% upon a prepayment during the first year following the Closing Date, (b) 0.5% upon a prepayment during the second year following the Closing Date, and (c) 0% upon a prepayment during the third year following the Closing Date; (iv) a commitment fee of $581,250, which was paid by the Company on May 19, 2000 in connection with the execution of the Commitment Letter; (v) a closing fee of $1,162,500, less the amount of the commitment fee and that portion, if any, of the Underwriting Deposit (as defined in the Commitment Letter) in excess of the Transaction Expenses (as defined in the Commitment Letter) incurred on, prior to, or as of the Closing Date, payable at the closing of the GE Capital Credit Facility; (vi) an agency fee of $150,000 per annum; (vii) field audit charges of $650 per diem per auditor plus actual out-of-pocket expenses in connection with GE Capital's field examinations prior to and after the Closing Date; and (viii) all reasonable out-of-pocket expenses incurred by GE Capital or certain of its affiliates in connection with the GE Capital Credit Facility or the CFE Transaction.

     In addition, the Company will be required to pay to GE Capital a breakup fee of $375,000 in the event that the Company or any of its subsidiaries closes a credit facility with an Other Institution (as defined in the Commitment Letter), unless either (i) such credit facility is entered into on or after August 31, 2000 (or such later date as the KPS Transaction shall have been extended to), or (ii) prior to closing such credit facility, KPS or CFE shall have elected not to proceed with the KPS Transaction or the CFE Transaction, respectively.

     To secure all obligations under the GE Capital Credit Facility, GE Capital, for itself and the ratable benefit of any other lenders, will receive a fully perfected first priority security interest (except for permitted liens and encumbrances reasonably acceptable to GE Capital) in substantially all of the existing and after acquired real and personal, tangible and intangible assets of the Company and its subsidiaries.

     The terms of the GE Capital Credit Facility will contain additional covenants requiring the Company, among other things, to (a) make certain prepayments against principal, (b) maintain cash management systems acceptable to GE Capital, (c) maintain commercially reasonable insurance protection, (d) restrict commercial transactions, management agreements (other than with respect to KPS), service agreements and borrowing transactions with certain related parties, (e) restrict the payment of cash dividends and other distributions to equity holders, payments in respect of subordinated debt, payments of management fees to affiliates (other than with respect to KPS) and redemption of capital stock, (f) refrain from mergers, acquisitions or sales of capital stock or a substantial portion of assets of the Company or its subsidiaries, (g) refrain from direct or indirect changes in control, (h) limit capital expenditures and
(i) meet certain financial covenants.

APPRAISAL RIGHTS

     Stockholders will not have appraisal or similar rights in connection with the Preferred Stock Transactions.

APPROVAL REQUIRED AND RECOMMENDATION

     The approval of the Company's stockholders is not required in order to consummate the Preferred Stock Transactions under Delaware law, the Company's Certificate of Incorporation, the Company's By-laws or the rules governing securities listed for quotation on the Over-the-Counter Electronic Bulletin Board. However, due to the importance to the Company and its stockholders of the Preferred Stock Transactions, the Board of Directors has chosen to submit the Preferred Stock Transactions to the stockholders for approval.

     The KPS Purchase Agreement and the CFE Purchase Agreement permit the Company, Blue Truck and/or CFE, respectively, to elect not to consummate the KPS Transaction or the CFE Transaction, respectively, in the event that the Company's stockholders fail to approve the Preferred Stock Transactions at the Meeting. Each of the Company, Blue Truck and CFE may (but is not required to) elect to waive the stockholder approval condition at any time and proceed with the transaction. In determining whether the Company should consummate the Preferred Stock Transactions, in the event that they are rejected by the stockholders at the Meeting, the Board of Directors (including the Independent Committee thereof) will consider all relevant factors, including the financial condition of the Company, its need for capital and the alternative sources of financing available to the Company, if any.

                      THE BOARD OF DIRECTORS HAS APPROVED
       THE PREFERRED STOCK TRANSACTIONS SET FORTH AS PROPOSAL NO. 1 AND
               BELIEVES THAT THEY ARE IN THE BEST INTERESTS OF
                     THE COMPANY AND ITS STOCKHOLDERS AND
                         RECOMMENDS THAT YOU VOTE FOR
                       THE PREFERRED STOCK TRANSACTIONS.


            PROPOSAL NO. 2:  THE AMENDMENT TO THE STOCK OPTION PLAN

     The second proposal to be considered and voted upon at the Meeting is the proposed amendment to the Company's Stock Option Plan to (i) increase the maximum number of shares of Common Stock which may be covered by awards under the plan to 327,889 shares, and (ii) limit the maximum number of shares with respect to which options may be granted to any one plan participant during a calendar year and make other administrative changes to ensure compliance with the performance-based compensation exception to the $1 million annual deduction limit imposed by Section 162(m) of the Code.

The Increase to the Option Pool
-------------------------------

     The Stock Option Plan provides for the issuance of up to 127,889 shares of Common Stock pursuant to options granted under the plan. As of April 30, 2000, options to purchase an aggregate of 102,945 shares of Common Stock were outstanding.

     The Company also has a 1998 Non-Qualified Stock Option Plan, which is used for grants of stock options to employees who are neither directors nor officers of the Company. This plan authorizes the issuance of no more than 50,000 shares of Common Stock pursuant to options covered by the plan. As of April 30, 2000, options to purchase an aggregate of 36,400 shares of Common Stock were outstanding under this plan.

     In addition, on October 11, 1999, the Company granted a nonqualified stock option exercisable for 75,000 shares of Common Stock to Gerald R. Riordan in connection with the commencement of his employment with the Company. This option vests over a period of three years at a rate of 33 1/3% per year beginning on October 11, 2000.

     In the aggregate, as of April 30, 2000, options to purchase 252,889 shares of Common Stock were authorized, of which options to purchase 214,345 shares of Common Stock were outstanding, under the Stock Option Plan, the Company's 1998 Non-Qualified Stock Option Plan and the nonqualified stock option granted to Mr. Riordan on October 11, 1999.

     On May 22, 2000, the Board of Directors approved, subject to stockholder approval at the Meeting, an amendment to the Stock Option Plan to increase the total number of shares of Common Stock reserved for issuance under the plan to 327,889 shares. The text of the proposed amendment is attached hereto as Appendix H and is incorporated herein by reference. The Company is seeking
----------
stockholder approval of the proposed increase because the terms of the Stock Option Plan prohibit the Company from materially increasing the maximum aggregate number of shares which may be covered by awards under the Stock Option Plan without the approval of the Company's stockholders. Stockholder approval of the amendments is also required to qualify for an exception to the deduction limit imposed by Section 162(m) of the Code.

     The proposed amendment to the Stock Option Plan is needed because the Company agreed, pursuant to the provisions of the KPS Purchase Agreement and subject to stockholder approval of the amendment to the Stock Option Plan, to issue options exercisable for 178,250 shares of Common Stock to certain executive officers and one key employee of the Company at Closing. See the section of this proxy statement entitled "Proposal No. 1: The Preferred Stock Transactions - The KPS Transaction -Interests of Certain Persons in the KPS Transaction - Employment Agreements to be Executed at Closing." In connection with the Company's agreements with these employees, the employees will collectively forfeit options to purchase 49,250 shares of Common Stock. The Stock Option Plan provides for the "reuse" of such shares to make new grants. However, if the proposed amendment to the Stock Option Plan is not adopted, there will not be a sufficient number of shares authorized under the Stock Option Plan as currently in effect in order for the Company to be able to grant the required options to these employees at the Closing of the KPS Transaction.

     The Board of Directors also believes that the increase is needed to assure that the Company may continue to attract, motivate and retain officers, directors and key employees by means of incentive and stock-based compensation. The Board recognizes the increased demands that have been placed on the employees of the Company during the last 12 months. The Board believes that employees should be provided with appropriate stock-based incentives to motivate them to increase stockholder value and remain dedicated to the Company. In the opinion of the Board of Directors, appropriate levels of awards under the Stock Option Plan will require more shares than are currently permitted by the Stock Option Plan. Therefore, the amendment to the Stock Option Plan is necessary to provide the Company with the ability to award stock-based incentive compensation in the future.

Compliance with Section 162(m) of the Code

     In conjunction with the proposal to amend the Stock Option Plan to increase the number of shares of Common Stock which may be covered by awards under the plan, stockholders are also being asked to approve and ratify an amendment to the Stock Option Plan to limit the maximum number of shares with respect to which options may be granted to any one plan participant during a calendar year and certain other administrative changes. The purpose of this amendment is to ensure compliance with the performance-based compensation exception to the deduction limit of Section 162(m) of the Code.

     Under Section 162(m) of the Code, no deduction is allowed in any taxable year of the Company for compensation in excess of $1 million paid to the Company's chief executive officer and each of its four most highly paid other executive officers who are serving in such capacities as of the last day of such taxable year, subject to certain exceptions.

     The proposed amendment to the Stock Option Plan will also provide that it is intended that the plan will be administered by the Board or by a committee consisting of two or more members of the Board who are "outside directors" within the meaning of Section 162(m) of the Code, to the extent that Section 162(m) is applicable. The Stock Option Plan is administered by the Compensation Committee of the Board, which, as of the date hereof, is composed of such outside directors. The proposed amendment is intended to ensure that, for so long as the Stock Option Plan is administered by a committee of the Board of Directors, all option grants made by such committee will be made in compliance with the outside director requirement of Section 162(m) of the Code.

     Options will generally qualify under one of these exceptions if they are granted under a plan that states the maximum number of shares with respect to which options may be granted to any employee during a specified period, the exercise price is not less than the fair market value of the common stock at the time of grant, and the plan under which the options are granted is approved by stockholders and is administered by a compensation committee comprised of outside directors. The Stock Option Plan as amended is intended to satisfy these requirements with respect to grants of options to covered employees.

The Stock Option Plan

     The Company adopted its Stock Option Plan in connection with its May 1998 initial public offering. The Stock Option Plan is intended to provide directors, officers, employees and consultants of the Company with an opportunity to invest in the Company and to advance the interests of the Company and its stockholders by enabling the Company to attract and retain qualified personnel. The Stock Option Plan provides for the grant of incentive stock options, within the meaning of Section 422 of the Code, and nonqualified stock options.

     As currently in effect, the maximum number of shares of Common Stock that may be subject to options granted under the Stock Option Plan may not exceed, in the aggregate, 127,889 shares. Shares of Common Stock that are attributable to grants that have expired, terminated, been cancelled or forfeited are available for issuance in connection with future grants.

     The Compensation Committee of the Board of Directors administers the Stock Option Plan, selects the individuals who will receive stock option awards, establishes the terms and conditions of such awards and determines the consideration to be received by the Company for each grant. The Company may grant options under the Stock Option Plan only to (i) persons who, at the time of such grant, are directors, officers and/or employees of the Company and/or any of its subsidiaries, and (ii) persons who, and entities which, at the time of such grant, are independent contractors, consultants or advisors of the Company and/or any of its subsidiaries. As of April 30, 2000, there were approximately (i) 2,220 such directors, officers and employees, and (ii) 330 such independent contractors, consultants and advisors, eligible to receive options under the Stock Option Plan.

     All option grants are awarded by written agreement between the Company and the recipient. Unless otherwise provided in such option agreement, all options granted under the Stock Option Plan may be exercised for a period of 10 years from the date of grant (or five years in the case of incentive stock options granted to certain holders of more than 10% of the Company's capital stock) and become vested generally with respect to 1/3 of the shares underlying the option as of each anniversary of the date of grant. Upon any Termination of Eligibility Status (as defined in the Stock Option Plan) of an optionee, other than a termination for cause, that portion of the optionee's options that are vested will be exercisable at any time prior to the expiration of the option term. Upon a termination for cause of an optionee, all options of the optionee, whether vested or unvested, will immediately expire.

     On May 25, 2000, the closing sale price of the Common Stock on the Over-the-Counter Electronic Bulletin Board was $4.00 per share.

     The following summary of the federal income tax consequences of the grant and exercise of nonqualified stock options (NSOs) and Incentive Stock Options within the meaning of Section 422 of the Code (ISOs) awarded under the Stock Option Plan and the disposition of Common Stock purchased pursuant to the exercise of such options is intended to reflect the current provisions of the Code and the regulations thereunder. This summary is not intended to be a complete statement of applicable law, it does not address state and local tax considerations, nor does it address the tax consequences of options granted to individual taxpayers located outside the U.S. Moreover, the U.S. federal income tax consequences to any particular individual may differ from those described herein by reason of, among other things, the particular circumstances of such individual. For these reasons, participants are urged to consult their own tax advisors with respect to the consequences of their participation in the Stock Option Plan.

     No income will be realized by any optionee upon grant of any NSO. Upon exercise of any NSO, the optionee will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the underlying stock over the option exercise price (the "Spread") at the time of exercise. The Spread generally will be deductible by the Company for federal income tax purposes. The optionee's tax basis in the underlying shares acquired by exercise of an NSO will equal the exercise price plus the amount taxable as compensation to the optionee. Upon sale of the shares received by the optionee upon exercise of the NSO, any gain or loss is generally long-term or short-term capital gain or loss, depending on the holding period. The optionee's holding period for shares acquired pursuant to the exercise of an NSO will begin on the date of exercise of such option.

       ISO holders will generally incur no federal income tax liability at the time of grant or upon exercise of such options. However, the spread at exercise may give rise to "alternative minimum tax" liability for the taxable year in which the exercise occurs. If the optionee does not dispose of the shares before two years following the date of grant and one year following the date of exercise, the difference between the exercise price and the amount realized upon disposition of the shares will constitute long-term capital gain or loss, as the case may be. Assuming both holding periods are satisfied, no deduction will be allowed to the Company for federal income tax purposes in connection with the grant or exercise of the option. If, within two years following the date of grant or within one year following the date of exercise, the holder of shares acquired through the exercise of an ISO disposes of such shares, the optionee will generally realize ordinary taxable compensation at the time of such disposition equal to the difference between the exercise price and the lesser of the fair market value of the stock on the date of exercise or the amount realized on the subsequent disposition, and such amount will generally be deductible by the Company for federal income tax purposes.

     The payment by an optionee of the exercise price, in full or in part, with previously acquired shares will not affect the tax treatment of the exercise described above. No gain or loss generally will be recognized by the optionee upon the surrender of the previously acquired shares to the Company, and shares received by the optionee, equal in number to the previously surrendered shares, will have the same tax basis as the shares surrendered to the Company and will have a holding period that includes the holding period of the shares surrendered. However, any surrendered shares which were obtained upon the exercise of an ISO and were not held for the requisite two and one year periods will be treated as disposed of at the time of exercise and will not result in the realization of ordinary taxable compensation described above. The value of shares received by the optionee in excess of the number of shares surrendered to the Company will be taxable to the optionee. Such additional shares will have a tax basis equal to the fair market value of such additional shares as of the date ordinary income is recognized and will have a holding period that begins on the date ordinary income is recognized.

          As of April 30, 2000, the following options have been granted under the Stock Option Plan:

                                                                     Shares of Common Stock
Name and Position                                                      Underlying Options
-----------------                                                      ------------------
Edward T. Sheehan, Former Chairman of the Board,
  Chief Executive Officer and Secretary..........................            9,000
Donald J. Marr, Chief Financial Officer..........................           17,500
Allan D. Pass, Ph.D, Former President and
  Chief Operating Officer........................................           15,500
Robert J. Adams, Jr., Former Vice President and
  Chief Acquisition Officer......................................           11,000
All current executive officers as a group........................           31,000
All current directors who are not executive officers as a group..           11,500
All employees, including all current officers who are not
  executive officers, as a group.................................           47,025

     If the proposal to increase the number of shares covered by the Stock Option Plan is adopted, the Company intends to file with the SEC an amendment to the Company's registration statement on Form S-8 to register all shares of Common Stock that may be issued pursuant to the Stock Option Plan.

     The proposal to amend the Stock Option Plan is independent of Proposal 1.

             THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE
      AMENDMENT TO THE STOCK OPTION PLAN SET FORTH AS PROPOSAL NO. 2 AND
                 BELIEVES THAT IT IS IN THE BEST INTERESTS OF
                     THE COMPANY AND ITS STOCKHOLDERS AND
                   UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR
                    THE AMENDMENT TO THE STOCK OPTION PLAN

                            EXECUTIVE COMPENSATION

                          Summary Compensation Table

     The following table presents summary information concerning the compensation of (i) the two individuals who served as the Company's Chief Executive Officer ("CEO") during 1999, and (ii) the Company's four most highly compensated officers during 1999, other than the CEO (together, the "Named Executive Officers"), for services rendered to the Company and its subsidiaries during the fiscal years 1998 and 1999. Other than the Named Executive Officers, no executive officer of the Company received salary and bonus payments exceeding $100,000 in the aggregate during fiscal year 1999. No compensation was paid by the Company to the Named Executive Officers during fiscal year 1997. All per share references contained herein have been adjusted to give effect to the Reverse Stock Split.

                                                                                        Securities
                                                                                        Underlying              All Other
Name                                      Year         Salary          Bonus             Options               Compensation
----                                      ----         ------          -----             -------               ------------
Gerald R. Riordan(1)                      1999         $ 61,539          --                75,000                $  4,575(2)
Chief Executive Officer

Edward T. Sheehan(3)                      1999          118,850          --                    --                 196,539(4)
Former Chief Executive Officer            1998          141,678          --                 9,000                      --

Donald J. Marr                            1999           74,827     $66,042                 5,000                      --
Chief Financial Officer                   1998           75,000      50,000                12,500                      --

Allan D. Pass, Ph.D(5)                    1999          222,115          --                    --                      --
Former Chief Operating Officer            1998          125,765          --                15,500                   8,887(2)

Robert J. Adams, Jr.(6)                   1999          174,615          --                    --                   7,692(7)
Former Chief Acquisition Officer          1998          110,002          --                11,000                   4,554(8)

________________________

(1)  Mr. Riordan's employment with the Company began as of October 11, 1999.

(2) Consists of housing expenses paid by the Company on behalf of the Named Executive Officer.

(3)  Mr. Sheehan was employed by the Company from October 1997 until June 21,
     1999.

(4) Consists of (i) $26,923 representing previously unpaid salary for Mr. Sheehan's service to the Company for the period from February 26, 1998 to May 15, 1998, (ii) $17,308 representing reimbursement for vacation time accrued but unused by Mr. Sheehan, and (iii) $152,308 in severance payments made pursuant to the Employment Termination and Release Agreement between the Company and Mr. Sheehan.

(5) Dr. Pass' employment with the Company began as of April 20, 1998. From January 1, 1998 through April 19, 1998, Dr. Pass provided consulting services to the Company. Dr. Pass terminated his employment agreement with the Company effective as of December 15, 1999.

(6) Mr. Adams' employment with the Company began as of June 1, 1998. From February 1, 1998 through June 1, 1998, Mr. Adams provided acquisition-related consulting services to the Company. Mr. Adams terminated his employment agreement with the Company effective as of December 15, 1999.

(7) Consists of severance payments made to Mr. Adams pursuant to his Amended and Restated Employment Agreement.

(8) Consists of relocation expenses paid by the Company on behalf of the Named Executive Officer.

                             Option Grants in 1999


     The following table sets forth information concerning stock option grants to Mr. Riordan and Mr. Marr during 1999. None of the other Named Executive Officers received grants of stock options during 1999. All per share references contained herein have been adjusted to give effect to the Reverse Stock Split.

                                                                                      Potential Realizable
                                                                                        Value at Assumed
                         Number of       Percentage of                                   Annual Rates of
                          Shares         Total Options                                     Stock Price
                        Underlying         Granted to      Exercise                      Appreciation for
                         Options          Employees in      Price      Expiration         Option Term(1)
                                                                                          --------------
Name                     Granted          Fiscal Year     (per share)     Date           5%            10%
----                     -------          -----------     -----------     ----           --            ---
Gerald R. Riordan        75,000(2)            66.0           $29.06     10/11/09      $1,370,250   $3,476,250

Donald J. Marr            5,000(3)             4.4            33.13       9/1/09         104,200      264,000

------------------------

(1) Represents the potential realizable value of each grant of options assuming that the market price of the underlying securities appreciates in value from the date of grant to the end of the option term at the rates of 5% and 10% compounded annually.

(2) All of such options were issued at fair market value on October 11, 1999 and vest over a period of three years at a rate of 33 1/3% per year beginning on October 11, 2000.

(3) All of such options were granted pursuant to the Stock Option Plan, were issued at fair market value on September 1, 1999 and were fully vested on the date of grant.

                         Fiscal Year-End Option Values

     The following table sets forth information concerning the number of shares of Common Stock underlying exercisable and unexercisable options held by the Named Executive Officers as of December 31, 1999. The exercise price for each of these options exceeded the fair market value of such options based on the last reported sale price of the Common Stock on December 31, 1999 ($1.625 per share, equivalent to $16.25 per share after giving effect to the Reverse Stock Split) and, therefore, the options had no value as of such date. No options were exercised by any of the Named Executive Officers during 1999. All per share references contained herein have been adjusted to give effect to the Reverse Stock Split.


             Name                            Exercisable Options     Unexercisable Options
             ----                            -------------------     --------------------
     Gerald R. Riordan                                   --                  75,000
     Donald J. Marr                                   9,167                   8,333
     Edward T. Sheehan                                3,000                   6,000
     Allan D. Pass, Ph.D                              5,167                  10,333
     Robert J. Adams, Jr.                             3,667                   7,333

                             Employment Agreements

     Below is a discussion of the existing employment agreements with each of the Named Executive Officers. If the Preferred Stock Transactions are approved and such transactions are consummated, these agreements will be superceded by the New Agreements as discussed above under "Proposal No. 1: The KPS Transaction - Interests of Certain Persons in the KPS Transaction - Employment Agreements to be Executed at Closing."

     The Company's employment agreement with Mr. Riordan, which was effective as of October 11, 1999, has an initial term of three years with an evergreen extension continuing after the initial term unless either the Company or Mr. Riordan provides ten days' notice of termination. Pursuant to this agreement, Mr. Riordan is entitled to receive an annual salary of not less than $300,000. The terms of the agreement require the Company to pay Mr. Riordan a termination fee (over a period of 24 months) equal to approximately two times his annual salary and bonus if (i) the agreement is terminated without "Cause" by the Company, or (ii) the agreement is terminated by Mr. Riordan following the Company's assignment to him of regular duties, responsibilities or status which the Board of Directors determines, in good faith, to be materially inconsistent with, or a reduction or alteration in the nature and status of, Mr. Riordan's duties, responsibilities and status as set forth in the agreement. In addition, all stock options pursuant to any of the Company's stock option plans granted to Mr. Riordan prior to the effective date of such a termination will continue to vest as if such termination had not occurred, and he will be entitled to continue to receive health, life and disability insurance benefits for a period of two years after termination. Upon the occurrence of a "Change of Control" of the Company, Mr. Riordan has the option, exercisable within one year after the Change of Control, to terminate his employment agreement and receive a lump sum payment equal to approximately three times his base salary and bonus. In such event, he will be entitled to continue to receive health, life and disability insurance benefits for a period of three years after such termination. Regardless of whether Mr. Riordan terminates his employment agreement after a "Change of Control," all of his stock options that are unvested as of the effective date of a Change of Control will become immediately vested and exercisable. The agreement contains a covenant prohibiting Mr. Riordan from competing with the Company for a period of one year following any expiration or termination of the agreement. The agreement also provides for customary benefits and perquisites.

     The Company's employment agreement with Mr. Marr, which was effective as of September 8, 1999, expires on October 11, 2000. Pursuant to his employment agreement, Mr. Marr is entitled to receive annual compensation of not less than $180,000, subject to annual increase at the discretion of the Compensation Committee of the Board of Directors. Mr. Marr is also entitled to an additional annual bonus at the discretion of the Compensation Committee. The agreement requires the Company to pay Mr. Marr a termination fee (over a period of one year) equal to his base salary at the time of termination and his bonus, if any, for the year immediately preceding termination, if (i) the agreement is terminated without "Cause" by the Company, (ii) the agreement is terminated by Mr. Marr following the Company's assignment to him of regular duties, responsibilities or status which the Board of Directors determines, in good faith, to be materially inconsistent with, or a reduction or alteration in the nature and status of, Mr. Marr's duties, responsibilities and status in effect prior to such assignment, or (iii) Mr. Marr terminates his employment within one month following a relocation of the Company's headquarters more than 45 miles from its current location. In addition, all stock options granted to Mr. Marr pursuant to any of the Company's stock option plans prior to the effective date of such a termination will continue to vest as if such termination had not occurred, and he will be entitled to continue to receive health, life and disability insurance benefits for a period of two years after termination. If after a "Change of Control" of the Company, (i) Mr. Marr is assigned duties responsibilities or status inconsistent with his duties, responsibilities or status prior to the Change of Control, (ii) Mr. Marr's salary or specified bonus is reduced, (iii) the Company or its successor fails to continue the Company's insurance, disability or option plans, or any other benefit plans, policies, practices or arrangements in which Mr. Marr participated prior to the

Change of Control, or the Company or its successor fails to provide for Mr. Marr's participation in such plans or arrangements on the same basis as existed prior to the Change of Control, (iv) the Company fails to obtain a satisfactory agreement from its successor to assume Mr. Marr's employment agreement,
(v) Mr. Marr's employment is terminated for any reason other than for "Cause," or (vi) the persons who were directors of the Company immediately prior to the Change of Control cease to constitute a majority of the Board of Directors of the Company following such transaction, Mr. Marr has the option, exercisable until October 11, 2000, to terminate his employment agreement and receive a lump sum payment equal to approximately three times his base salary and bonus. In such event, he will be entitled to continue to receive health, life and disability insurance benefits for a period of three years after such termination. Regardless of whether Mr. Marr terminates his employment agreement after a "Change of Control," all of his stock options that are unvested as of the effective date of a Change of Control will become immediately vested and exercisable. The agreement contains a covenant prohibiting Mr. Marr from competing with the Company for a period of one year following any expiration or termination of his agreement. The agreement also provides for customary benefits and perquisites.

     The Company had an employment agreement with Mr. Sheehan that provided
Mr. Sheehan with an annual base salary of not less than $300,000. On June 21, 1999, Mr. Sheehan's employment agreement was terminated and the Company and Mr. Sheehan entered into an Employment Termination and Release Agreement. Under the termination agreement, Mr. Sheehan received (i) a lump sum payment equal to $26,923 representing previously unpaid salary for Mr. Sheehan's service to the Company for the period of February 26, 1998 to May 15, 1998, and (ii) a lump sum payment equal to $17,308 for unused vacation. Pursuant to the agreement, Mr. Sheehan is entitled to a severance payment of $600,000 payable over a two year period in equal installments. In addition, the agreement provides that all stock options granted to Mr. Sheehan pursuant to any of the Company's stock option plans prior to the termination of Mr. Sheehan's employment will continue to vest as if such termination had not occurred, and that Mr. Sheehan is entitled to continue to receive medical, life, dental and disability insurance benefits for a period of five years after termination. The agreement further provides that all shares of Common Stock purchased by Mr. Sheehan pursuant to the Stock Purchase and Restriction Agreement dated November 1997 between the Company and Mr. Sheehan shall be considered fully "vested" under such agreement as of the date of termination, and that the Company shall have no right to repurchase such shares. The agreement contains a covenant prohibiting Mr. Sheehan from competing with the Company for a period of two years following the termination of Mr. Sheehan's employment.

     The Company had employment agreements with Dr. Pass and Mr. Adams which were terminated by said individuals as of December 15, 1999. Each of these agreements had an initial term of three years with an evergreen extension continuing after the initial term unless either the Company or such individual provided ten days' notice of termination. Pursuant to these employment agreements, Dr. Pass and Mr. Adams were entitled to receive an annual salary of not less than $250,000 and $200,000, respectively. The terms of the agreements required the Company to pay Dr. Pass and Mr. Adams a termination fee equal to approximately two times such individual's salary and bonus if (i) such individual's agreement was terminated without "Cause" by the Company, (ii) the Board of Directors determined in good faith that such individual had been assigned duties, responsibilities or status materially inconsistent with the duties, responsibilities and status set forth in his employment agreement, or
(iii) if such
individual terminated his employment with the Company within six months after any termination of Mr. Sheehan's employment with the Company. The agreements also provided that, upon any such event, all stock options granted to such individuals pursuant to any of the Company's stock option plans prior to the effective date of termination would continue to vest as if such termination had not occurred and such individuals would be entitled to continue to receive health, life and disability insurance benefits for a period of two years after termination. Each agreement also contained a covenant prohibiting Dr. Pass and Mr. Adams from competing with the Company for a period of one year following any expiration or termination of the agreement.

                    Compensation of the Board of Directors

     As compensation for service as a director of the Company, each director who is not an employee of the Company or any of its subsidiaries or affiliated with Charterhouse is entitled to receive (i) upon election as a director and on the date of each annual meeting of the Board of Directors thereafter, a grant of options to purchase 2,000 shares of Common Stock at the fair market value on the date of grant, and (ii) cash compensation of approximately $2,500 for each meeting attended. In addition, all directors are reimbursed for their out-of-pocket expenses incurred in connection with attending meetings of the Board of Directors and committees thereof.

     In addition, each director who is neither an officer nor an employee of the Company (i) is entitled to receive upon accepting the position of chairman of a committee of the Board of Directors (or, as of September 30, 1999, with respect to directors who were committee chairmen on that date), a grant of options to purchase 250 shares of the Company's Common Stock pursuant to the 1998 Stock Option Plan, and (ii) who serves on a committee of the Board of Directors is entitled to receive $500 in cash (the "Committee Fee") for each committee meeting attended by such director; provided, however, that no Committee Fee shall be payable to any director unless and until the closing price of the Common Stock exceeds $50.00 per share for five consecutive trading days following the date of the meeting to which the Committee Fee relates.

     During 1999, Ms. Hawkins and Messrs. Henninger, Smart and Molyneux each received options to purchase 2,000 shares of Common Stock in connection with their service on the Board of Directors. Mr. Molyneux was also awarded, as of September 30, 1999, (i) options to purchase 7,500 shares of Common Stock in connection with his appointment as Chairman of the Board of Directors, and (ii) options to purchase an aggregate of 750 shares of Common Stock in connection with his service as Chairman of the Company's Audit, Compensation and Independent Committees. As of September 30, 1999, Mr. Smart was also awarded options to purchase 250 shares of Common Stock in connection with his service as Chairman of the Company's Executive Committee. The Company also has consulting or employment agreements with certain directors. See the section of this proxy statement entitled "- Certain Relationships and Related Transactions."

          Compensation Committee Interlocks and Insider Participation

     As of December 31, 1999, the Compensation Committee of the Board of Directors consisted of Grace M. Hawkins, Mark J. Henninger and
Richard A. Molyneux. Mr. Henninger was appointed to the Compensation Committee after the resignation of Donald J. Moorehead, Jr.

from the Board of Directors as of September 30, 1999. No member of the Compensation Committee was an officer or employee of the Company or its subsidiaries during 1999, or an officer of the Company or its subsidiaries at any time prior to 1999. During 1999, none of the Named Executive Officers served as a director or member of the Compensation Committee of another entity, one of whose executive officers served as a director or member of the Compensation Committee of the Company. Mr. Henninger has certain agreements with the Company described under "- Certain Relationships and Related Transactions."

                Certain Relationships and Related Transactions

     Each of Messrs. Henninger, Morawski and Smart is a former owner of a business acquired by the Company during 1998. The Company is required to make earn-out payments to these individuals for each of the years 1998 through 2002, if their respective businesses achieve target levels of net revenue. The target level of net revenue for each business, for the years 1999 through 2002, is generally 110% of the greater of its actual net revenue or its target net revenue for the prior year. If the target net revenue is achieved for a particular year, the Company must make an initial payment generally equal to 5% of the excess of actual net revenue over the target level. In addition, once the target level of net revenue for a particular year is met, the Company must make subsequent and equal payments for each year through 2002, but only if the actual net revenue for the respective subsequent year exceeds the actual net revenue for the year that the earn-out target was first achieved. None of Mr. Morawski, Mr. Smart or Mr. Henninger were entitled to receive an earn-out payment based on the performance of their respective businesses during 1999.

     Pursuant to the agreements entered into in connection with the Company's acquisition of their respective businesses, Messrs. Morawski, Smart and Henninger have agreed not to compete with the Company for a period of five years from the date of the Company's initial public offering in defined business and geographic areas.

     In connection with the Company's purchases of their respective businesses, the Company entered into consulting agreements with Mr. Smart and Mr. Henninger. Pursuant to these agreements, Mr. Smart and Mr. Henninger were each entitled to receive a consulting fee equal to two percent (2%) of the gross revenue of each business they assisted the Company in acquiring, with the fee to be based on the acquired business' gross revenue for the twelve months immediately preceding its acquisition by the Company. These consulting agreements were terminated in September 1999. The Company made no payments to either Mr. Smart or Mr. Henninger under their consulting agreements during 1999.

     In connection with the Company's acquisition of Northland Auto Transporters, Inc. and Northland Fleet Leasing, Inc. in May 1998, the Company entered into an employment agreement with Mr. Morawski pursuant to which he serves as one of the Company's vice presidents for a term of three years, with an annual base salary of $150,000.

     The employment and consulting agreements described above also contain covenants not to compete for one year after termination of the agreement.

     In June 1998, Mr. Smart was awarded a contract for police towing in a police district in Los Angeles. Mr. Smart conducts these operations through a business that he controls. The Company has the option, exercisable until May 1, 2001, to buy Mr. Smart's business. The purchase price under this option is equal to 13 times the after-tax income of the business for the 12 month period prior to the exercise of the option. Mr. Henninger is also seeking the award of a contract for police towing in another district in Los Angeles. If Mr. Henninger is awarded this contract, the Company will have the right, exercisable until August 7, 2001, to buy this business on the same terms described above relating to Mr. Smart's business.

                       SECURITIES BENEFICIALLY OWNED BY

                     PRINCIPAL STOCKHOLDERS AND MANAGEMENT


     The following table sets forth the beneficial ownership of the Common Stock as of _____ __, 2000 by (i) each stockholder known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (ii) each director, (iii) each named executive officer (as defined in Item 402(a)(3) of Regulation S-K under the Securities Act), and (iv) all directors and executive officers as a group. Unless otherwise indicated, each such person (alone or with family members) has sole voting and dispositive power with respect to the shares listed opposite such person's name. Except as otherwise indicated, the address of each such person is c/o United Road Services, Inc., 17 Computer Drive West, Albany, New York 12205.

                                                        Number of
                                                   Beneficially-Owned    Percent of
Name                                                     Shares           Class(1)
----                                                     ------           --------
Gerald R. Riordan                                        3,077                *

Richard A. Molyneux                                      1,333(2)             *

Grace M. Hawkins                                         2,000(2)             *

Mark J. Henninger                                       38,429(3)            __

Edward W. Morawski                                      69,227               __

Todd Q. Smart                                           30,927(4)            __

Merril M. Halpern(5)                                        --               --

Robert L. Berner, III(5)                                    --               --

Michael S. Pfeffer(5)                                       --               --

Donald J. Marr                                          11,999(2)             *

Edward T. Sheehan(6)                                    75,856(7)            __

Allan D. Pass, Ph.D(8)                                   9,000(2)             *

Robert J. Adams, Jr.(9)                                  4,500(2)             *

Charter URS LLC                                        539,176(10)           __

Michael A. Wysocki                                      91,835(11)           --

All directors and executive officers                   249,332               __
as a group (12 persons)

________________________

*    Less than one percent.

(1) The applicable percentage of ownership is based upon ___________ shares of Common Stock outstanding as of ________ __, 2000.

(2) Consists entirely of shares issuable pursuant to options exercisable within 60 days.

(3) Includes 666 shares issuable pursuant to options exercisable within 60 days and 37,762 shares held of record by the Henninger Family Revocable Trust dated January 21, 1999.

(4) Includes 666 shares issuable pursuant to options exercisable within 60 days.

(5) The address of this director is c/o Charterhouse Group International, Inc., 535 Madison Avenue, New York, New York 10022.

(6)  The address of this stockholder is 6 East Ridge Road, Loudonville, NY
     12211.

(7) Includes 1,123 shares held by children of Mr. Sheehan. Mr. Sheehan disclaims beneficial ownership of such shares. Also includes 70,400 shares held of record by the Edward T. Sheehan 1992 Revocable Trust and 4,333 shares issuable pursuant to options exercisable within 60 days.

(8)  The address of this stockholder is 10775 Babcock Blvd., Gibsonia, PA
     15044.

(9)  The address of this stockholder is 885 Beaverbrook Drive, Atlanta, GA
     30318.

(10) Consists entirely of shares issuable upon conversion of the Debentures held by Charterhouse. According to a Schedule 13D, dated as of December 7, 1998 and amended as of March 16, 1999, Charterhouse Equity Partners III, L.P., a Delaware limited partnership ("CEP III"), is the principal member of Charterhouse. The general partner of CEP III is CHUSA Equity Investors III, L.P., whose general partner is Charterhouse Equity III, Inc., a wholly-owned subsidiary of Charterhouse Group International, Inc., a Delaware corporation ("Charterhouse International"). Each of Charterhouse and CEP III has shared voting and dispositive power over the shares held of record by Charterhouse and may be deemed to beneficially own these shares.
     Mr. Halpern serves as Chairman of the Board and Chief Executive Officer of Charterhouse International. Mr. Berner serves as Managing Director of Charterhouse International. Mr. Pfeffer serves as Senior Vice President of Charterhouse International. Messrs. Halpern, Berner and Pfeffer disclaim beneficial ownership with respect to the shares held of record by Charterhouse. The address of Charterhouse is c/o Charterhouse Group International, Inc., 535 Madison Avenue, New York, New York 10022.

(11) Includes 20,000 shares held by Translesco, Inc. ("Translesco"). Mr. Wysocki is the majority stockholder of Translesco.


                OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

     The Board of Directors of the Company knows of no other business which may come before the Meeting. However, if any other matters are properly presented to the Meeting or any adjournment thereof, the persons named in the proxies will vote upon them in accordance with their best judgment.

                            INDEPENDENT ACCOUNTANTS

     KPMG LLP serves as independent certified public accountants for the Company. Representatives of KPMG LLP are expected to be present at the Meeting, will have the opportunity to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions.

                         PROPOSALS OF SECURITY HOLDERS

     Under the Company's Certificate of Incorporation and By-laws, the Company's stockholders may not make a proposal regarding the business to be considered at the Meeting.

     A stockholder proposal relating to the Company's annual meeting of stockholders to be held in 2000 must have been received at the Company's executive offices no later than December 29, 1999, for evaluation as to inclusion in the proxy statement in connection with such meeting.

     Under the By-laws, in order for a stockholder to propose business (including to nominate a candidate for director) to be considered at an annual meeting of stockholders, timely written notice of such business must be given to the Company's Secretary. To be timely with respect to the Company's annual meeting of stockholders to be held in 2000, such notice must have been received at the principal executive offices of the Company between February 23 and March 25, 2000 (except in the event that the date of such annual meeting is held prior to April 24, 2000 or after July 23, 2000, in which event a stockholder's notice must be so delivered not earlier than the 90th day prior to the date of the annual meeting and not later than the 60th day prior to such date or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company). Such notice must provide the information specified in the By-laws regarding the stockholder giving the notice and the nature of the business to be proposed or the candidate to be nominated. Such notice is separate from and in addition to the requirements a stockholder must meet to have a proposal included in the Company's proxy statement.


                      MATERIAL INCORPORATED BY REFERENCE

     The following documents are attached hereto and incorporated by reference herein:


          1. The Company's Annual Report on Form 10-K/A, filed with the Securities and Exchange Commission on April 14, 2000.

          2. The Company's Quarterly Report on Form 10-Q for the period ended March 31, 2000, filed with the Securities and Exchange Commission on May 15, 2000.

     WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED STAMPED ENVELOPE.


                                    By Order of the Board of Directors


                                    Gerald R. Riordan
                                    Chief Executive Officer and Secretary

Date:  ________ __, 2000

                                                                      Appendix A
--------------------------------------------------------------------------------



                          UNITED ROAD SERVICES, INC.



                              Shares of Series A
                   Participating Convertible Preferred Stock



                           STOCK PURCHASE AGREEMENT



                          Dated as of April 14, 2000



--------------------------------------------------------------------------------

                           STOCK PURCHASE AGREEMENT

          AGREEMENT made as of this 14th day of April, 2000 (the "Agreement"), by and among United Road Services, Inc., a Delaware corporation (the "Company"), and Blue Truck Acquisition, LLC, a Delaware limited liability company (the "Investor").

                             W I T N E S S E T H:

          WHEREAS, the Company wishes to issue and sell to the Investor, and the Investor wishes to purchase from the Company, $25,000,000 worth of the Company's authorized but unissued shares of the Company's Series A Participating Convertible Preferred Stock, par value $.001 per share (the "Series A Preferred Stock") having the rights and preferences set forth in the Certificate of Designation (as defined herein), upon the terms and subject to the conditions set forth herein;

          WHEREAS, in connection with this Agreement and the transactions contemplated hereby, the parties hereto, together with certain other Persons, shall enter into other agreements ancillary hereto, including, without limitation, the Investors' Agreement and the Registration Rights Agreement (the "Ancillary Agreements"); and.

          WHEREAS, simultaneously with the execution of this Agreement the Company and Charter URS LLC ("Charterhouse") have entered into an amendment to the Company's 8% Convertible Subordinated Debentures due 2008 (the "Charterhouse Debentures") in the form of Exhibit A attached hereto.

          NOW, THEREFORE, in consideration of the premises and the mutual agreements and covenants hereinafter set forth, the Investor and the Company hereby agree as follows:

                                   SECTION 1

                        TERMS OF PURCHASE AND ISSUANCE

          1.1  Description of Series A Participating Convertible Preferred
               -----------------------------------------------------------
Stock. The Company has authorized the issuance and sale to the Investor of its
-----
Series A Preferred Stock for a per share purchase price (the "Per Share Purchase Price") in the amount per share equal to the lesser of (A) $2.00 and (B) an amount equal to the Thirty Day Average Share Price on the Closing Date; provided, that if the Thirty Day Average Share Price is (A) greater than or equal to $.84 per share but less than or equal to $1.00 per share then the Per Share Purchase Price shall be $1.00, or (B) less than $.84 per share then the Per Share Purchase Price shall be 120% of the Thirty Day Average Share Price; provided, further, that in the event the Company shall effect a reverse stock split prior to the Closing each of the dollar amounts described in this sentence shall be adjusted to equal the product obtained by multiplying such dollar amount by the number of shares converted into one share of Company Common Stock in the reverse stock split.

          1.2  Sale and Purchase.  At the Closing (as defined in Section 1.3
               -----------------
hereof) and subject to the terms and conditions herein set forth, the Company shall issue and sell to the Investor, and the Investor shall purchase from the Company, the amount of shares of Series A Preferred Stock obtained by dividing $25,000,000 (the "Aggregate Purchase Price") by the Per Share Purchase Price.

          1.3  Closing.  The closing (the "Closing") of the sale and purchase of
               -------
the Series A Preferred Stock shall take place at the offices of McDermott, Will & Emery, 600 13th Street, N.W., Washington, D.C. 20005, at 10:00 A.M., as promptly as practicable (and in any event no later than the third business day) after the satisfaction or waiver of all the conditions set forth in Sections 3 and 4 hereof or (b) at such other time, date or place as the Investor and the Company may agree (the date upon which the Closing occurs, the "Closing Date"). At the Closing, the Company will deliver the Series A Preferred Stock in the form of a stock certificate issued in the Investor's name, against payment of the full Purchase Price therefor in immediately available funds by wire transfer by or on behalf of the Investor to the Company.

                                   SECTION 2

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

          The Company represents and warrants to the Investor that as of the date hereof and as of the Closing Date:

          2.1  Organization and Qualification.  The Company is a corporation
               ------------------------------
duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to carry on its business as it is now being conducted. The Company is duly qualified to do business and is in good standing in each jurisdiction in which the properties owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary, except where the failure to be so qualified and in good standing could not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

          2.2  Capitalization.  As of the date hereof, the authorized capital
               --------------
stock of the Company consists of 35,000,000 shares of common stock, par value $0.001 per share (the "Company Common Stock"), and 5,000,000 shares of preferred stock, par value $0.001 per share ("Company Preferred Stock"). As of the date hereof, (i) 17,851,649 shares of Company Common Stock are issued and outstanding, all of which are validly issued and are fully paid, nonassessable and free of preemptive rights, (ii) no shares of Company Common Stock and no shares of Company Preferred Stock are held in the treasury of the Company, (iii) 2,260,402 shares of Company Common Stock are reserved for issuance pursuant to the exercise of outstanding options and warrants to purchase Company Common Stock and (iv) 5,499,596 shares of Company Common Stock are reserved for issuance pursuant to the conversion of outstanding convertible debentures.
There are no shares of Company Preferred Stock issued and outstanding. Assuming the exercise of all outstanding options and warrants to purchase Company Common Stock, the conversion of all outstanding convertible debentures as of April 14,

2000, and the conversion of all of the Series A Preferred Stock (assuming a conversion price for the Series A Preferred Stock of $1.679 per share) there would be 40,571,789 shares of Company Common Stock issued and outstanding as of the date hereof.

          As of the date hereof, other than disclosed above or as listed on
Schedule 2.2 of the Company Disclosure Schedule, there are no outstanding options, warrants, subscriptions, calls, convertible securities or other rights, agreements, arrangements or commitments (contingent or otherwise) (including any right of conversion or exchange under any outstanding security, instrument or other agreement) obligating the Company to issue, deliver or sell, or cause to be issued, delivered or sold, any shares of the capital stock of the Company or obligating the Company to grant, extend or enter into any such agreement or commitment. Except as disclosed on Schedule 2.2 of the Company Disclosure Schedule, there are no outstanding contractual obligations of the Company to repurchase, redeem or otherwise acquire any shares of capital stock of the Company or make any investment (in the form of a loan, capital contribution or otherwise) in any other Person other than a subsidiary of the Company. Upon consummation of the Closing as contemplated hereby, including receipt by the Company of the Purchase Price, the Series A Preferred Stock owned by the Investor will be validly issued, fully paid and nonassessable, and any shares of capital stock issued upon the payment of dividends on the Series A Preferred Stock or the conversion thereof in accordance with the terms thereof shall be validly issued, fully paid and nonassessable.

          2.3  Subsidiaries.  Schedule 2.3 of the Company Disclosure Schedule
               ------------
sets forth a complete list of the Company's direct and indirect subsidiaries, including their respective jurisdictions of incorporation or organization. Each direct and indirect subsidiary of the Company is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has the requisite power and authority to carry on its business as it is now being conducted and each such subsidiary is qualified to do business, and is in good standing, in each jurisdiction in which the properties owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary, except as set forth on Schedule 2.3 of the Company Disclosure Schedule and except where the failure to be so qualified and in such good standing could not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. All of the outstanding shares of capital stock of each corporate subsidiary of the Company are validly issued, fully, paid, nonassessable and free of preemptive rights, and are owned, directly or indirectly, by the Company, free and clear of any Liens, except that such shares are pledged to secure the Company's credit facilities. There are no subscriptions or rights relating to the issuance of any shares of capital stock of any such subsidiary of the Company, including any right of conversion or exchange under any outstanding security, instrument or agreement.

          2.4  Power and Authority; Non-contravention; Government Approvals.
               ------------------------------------------------------------

               (a) Power and Authority.  The Company has all requisite corporate
                   -------------------
power and authority to enter into this Agreement and, subject to the Company Required Statutory Approvals (as defined in Section 2.4(c) hereof) and the
                                            --------------
approval of the Company's stockholders (the "Company Stockholder Approval"), to consummate the transactions contemplated hereby. This Agreement, the Ancillary Agreements and the transactions contemplated hereby and thereby have been approved by the Board of Directors of the Company. Except as set forth on Schedule 2.4(a) of the Company Disclosure Schedule, no other corporate proceedings on the part of the Company are necessary to authorize the execution and delivery of this Agreement and the Ancillary Agreements or, except for the Company Required Statutory Approvals and the Company Stockholder Approval, the consummation by the Company of the transactions contemplated hereby and thereby. This Agreement and the Ancillary Agreements have been duly executed and delivered by the Company, and assuming the due authorization, execution and delivery by the other parties thereto, this Agreement and the Ancillary Agreements constitute and, as of the Closing Date, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforcement may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally and (ii) general equitable principles, regardless of whether such enforceability is considered in a proceeding at law or in equity. Neither the Company nor any of its subsidiaries is in violation of any of the provisions of their respective articles of incorporation, by-laws or equivalent organizational documents in any material respect.

               (b) Non-contravention. The execution and delivery of this
                   -----------------
Agreement and the Ancillary Agreements by the Company does not violate, conflict with or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, could reasonably be expected to constitute a default) under, or result in the termination, suspension, revocation or cancellation of, or accelerate the performance required by, or result in a right of termination, suspension, revocation or cancellation or acceleration under, or result in the creation of any Lien, upon any of the terms, conditions or provisions of (i) the respective charters or by-laws of the Company or any of its subsidiaries, (ii) any statute, law, ordinance, rule, regulation, judgment, decree, order, injunction, writ, permit or license of any court, governmental authority or arbitration panel applicable to the Company or any of its subsidiaries or any of their respective properties or assets, (iii) except as set forth on Schedule 2.4(b)(iii) of the Company Disclosure Schedule any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, contract, lease or sublease or other instrument, obligation or agreement of any kind to which the Company or any of its subsidiaries is now a party or by which the Company or any of its subsidiaries or any of their respective properties or assets may be bound or affected. The consummation by the Company of the transactions contemplated hereby will not result in any violation, conflict, breach, termination, suspensions, revocations, cancellations, acceleration or creation of Liens under any of the terms, conditions or provisions described in clauses (i) through (iii) of the preceding sentence, subject (x) in the case of the terms, conditions or provisions described in clause (ii) above, to obtaining (prior to the Closing) the Company Required Statutory Approvals and the Company Stockholder's Approval and (y) in the case of the terms, conditions or provisions described in clause (iii) above, to obtaining (prior to the Closing) consents required from commercial lenders, lessors or other third parties as specified in Section 2.4(b) of the Company Disclosure Schedule. Excluded from the foregoing sentences of this paragraph (b) insofar as they apply to the terms, conditions or provisions described in clauses (ii) and (iii) of the first sentence of this paragraph (b) (and whether resulting from such execution and delivery or consummation), are such violations, conflicts, breaches, defaults, terminations, suspensions, revocations, cancellations, accelerations or creations of Liens that could not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

               (c) Government Approvals. Except for (i) compliance with any
                   --------------------
applicable requirements of the HSR Act and any comparable foreign filings or approvals listed on Schedule 2.4(c) of the Company Disclosure Schedule; (ii) compliance with any applicable requirements of the Securities Act and the Exchange Act and (iii) such filings as may be required under any applicable state securities or blue sky laws (the filings and approvals referred to in clauses (i) through (iii) being herein referred to collectively as the "Company Required Statutory Approvals"), and except as otherwise set forth on Schedule 2.4(c) of the Company Disclosure Schedule, no declaration, filing or registration with, or notice to, or authorization, consent, approval, order or permit of, any governmental or regulatory body or authority is necessary for the execution and delivery of this Agreement by the Company or the consummation by the Company of the transactions contemplated hereby, other than such declarations, filings, registrations, notices, authorizations, consents or approvals which, if not made or obtained, as the case may be, could not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

          2.5  SEC Reports; Financial Statements.
               ---------------------------------

               (a) Since February 26, 1998, the Company has filed with the SEC all forms, statements, reports and documents (including all exhibits, post-effective amendments and supplements thereto) required to be filed by it under each of the Securities Act and the Exchange Act (collectively, the "Company SEC Reports"), all of which, as amended (if applicable) complied when filed in all material respects with all applicable requirements of the appropriate act and the rules and regulations thereunder. As of their respective dates, the Company SEC Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representation in the preceding two sentences shall not apply to any misstatement or omission in any Company SEC Report filed prior to the date of this Agreement which was superseded by an amended or subsequent Company SEC Report filed prior to the date of this Agreement.

               (b) Each of the consolidated financial statements included in the Company SEC Reports, together with the related notes and schedules (collectively, the "Company Financial Statements"), has been prepared in accordance with GAAP applied on a consistent basis (except as may be indicated therein or in the notes thereto) and fairly presents the consolidated financial position of Company and its subsidiaries as of the respective dates thereof and the results of their operations and cash flow for the periods then ended, except as otherwise noted therein and subject, in the case of the unaudited interim financial statements, to normal year-end adjustments and any other adjustments described therein.

          2.6  Absence of Undisclosed Liabilities.  Except as set forth on
               ----------------------------------
Schedule 2.6 of the Company Disclosure Schedule, the Company did not have at September 30, 1999, and has not incurred since that date, any liabilities or obligations (whether absolute, accrued, contingent or otherwise) of any nature, except (a) liabilities, obligations or contingencies (i) which are accrued or reserved against in the Company Financial Statements contained in the SEC Reports filed prior to the date hereof or reflected in the notes thereto or (ii) which were incurred after September 30, 1999, and were incurred in the ordinary course of business and consistent with past practices, (b) liabilities, obligations or contingencies which (i) are incurred in the ordinary course of business or (ii) would not be disclosed on the Company Financial Statements and
(c) liabilities, obligations or contingencies which are of a nature not required to be reflected in the Company Financial Statements.

          2.7  Absence of Certain Changes or Events.  Since the date of the most
               ------------------------------------
recent Company SEC Report filed prior to the date hereof that contains consolidated financial statements of the Company and except as set forth on
Schedule 2.7 of the Company Disclosure Schedule, (a) there have been no events, changes, or occurrences which have had, or are reasonably likely to have, a Company Material Adverse Effect, (b) the Company and its subsidiaries have (i) conducted their respective businesses in the ordinary and usual course, (ii) not changed, in any material respect, the accounting methods or practices followed by the Company, including, without limitation, any material change in any assumption underlying, or method of calculating any bad debt, contingency or other reserve or any material revaluation by the Company of any asset (including, without limitation, any writing-down of the value of inventory or writing-off of notes or accounts receivable), other than in the ordinary course of business consistent with past practices, and (c) there has not been any (i)
(A) declaration, setting aside or payment of any dividend or distribution in respect of any capital stock of the Company or any redemption, purchase or other acquisition of any of its securities, (B) any split, combination, reclassification, exchange or substitution of the capital stock or other security of the Company or (C) any issuance of the Company's common stock at a price which is below the average of the last reported sales price per share on the Nasdaq National Market for the thirty consecutive trading days immediately preceding such issuance, (ii) amendment of any term of any outstanding security of the Company or any of its subsidiaries that would materially increase the obligations of the Company or such subsidiary under such security, (iii) damage, destruction or other casualty loss with respect to any asset or property owned, leased or otherwise used by the Company or any of its subsidiaries, except for such damage, destruction or loss that, individually or in the aggregate, could not reasonably be expected to have a Company Material Adverse Effect, (iv) incurrence, assumption or guarantee by the Company or any of its subsidiaries of any indebtedness for borrowed money other than in the ordinary course of business and consistent with past practices, except as incurred under facilities existing as of the date of the most recent Company Financial Statement, (v) making of any loan, advance or capital contribution to or investment in any Person by the Company or any of its subsidiaries other than (A) loans, advances or capital contributions to or investments in any wholly-owned subsidiary, (B) loans or advances to the Company by any of its subsidiaries or (C) loans or advances to employees of the Company or any of its subsidiaries made in the ordinary course of business consistent with past practices, (vi) (A) transactions, commitments, contracts or agreements entered into by the Company or any of its subsidiaries relating to any material acquisition or disposition of any assets or business or (B) modification, amendment, assignment, termination or relinquishment by the Company or any of its subsidiaries of any contract, license or other right that could be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect, other than, in either case, transactions, commitments, contracts or agreements modified, amended, assigned, terminated, relinquished or expired in the ordinary course of business consistent with past practices and those contemplated by this Agreement, or (vii) other than in the ordinary course of business consistent with past practice, any material increase in or establishment of any bonus, insurance, severance, deferred compensation, pension, retirement, profit-sharing, stock option (including, without limitation, the granting of stock options, stock appreciation rights, performance awards, or restricted stock awards), stock purchase or other employee benefit plan, or any other increase in the compensation payable or to become payable to any executive officers or key employees of the Company or any of its subsidiaries.

          2.8  Litigation.  Schedule 2.8 of the Company Disclosure Schedule sets
               ----------
forth a complete listing of all claims, actions, suits, proceedings and investigations pending or, to the knowledge of the Company, threatened in writing, by or against any of (i) the Company and its subsidiaries, (ii) its or their respective properties, assets, rights or businesses, or (iii) to the knowledge of the Company, any of its or their officers or directors in connection with their businesses or affairs, in each case which is (x) in the ordinary course of the Company and its subsidiaries and could reasonably be expected, individually, to result in a liability to the Company or any of its subsidiaries in excess of $50,000 or (y) outside the ordinary course of business of the Company and its subsidiaries. There are no claims, suits, actions or proceedings pending or, to the knowledge of the Company, threatened against, relating to or affecting the Company, before any court, governmental department, commission, agency, instrumentality or authority, or any arbitrator that seek to restrain the consummation of this transaction or which could reasonably be expected, either alone or in the aggregate with all such claims, suits, actions or proceedings, to have a Company Material Adverse Effect. Neither the Company nor any of its properties or assets is subject to any judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality or authority or arbitrator which prohibits or restricts the consummation of the transactions contemplated hereby or could reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

          2.9  No Violation of Law; Licenses; Permits and Registration.  Except
               -------------------------------------------------------
as set forth on Schedule 2.9 of the Company Disclosure Schedule, neither the Company nor any of its subsidiaries is in violation of, or has been given notice or been charged with any violation of, any law, statute, order, rule, regulation, ordinance or judgment (including, without limitation, any applicable environmental law, ordinance or regulation) of any governmental or regulatory body or authority or arbitration panel, except for violations which could not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. Except as set forth on Schedule 2.9 of the Company Disclosure Schedule, as of the date of this Agreement, no investigation or review by any governmental or regulatory body or authority is pending or, to the knowledge of the Company, threatened involving the Company or its subsidiaries, nor has any governmental or regulatory body or authority indicated an intention to conduct the same. Each of the Company and its subsidiaries has all material permits, licenses, approvals, authorizations of and registrations under all federal, state, local and foreign laws applicable to it, and from all applicable governmental authorities as are required by the Company and its subsidiaries to carry on their respective businesses as currently conducted.

          2.10 Taxes.  All material Tax Returns required to be filed prior to
               -----
the date hereof with respect to the Company and its subsidiaries or their income, properties, franchises or operations have been timely filed. Each such Tax Return has been prepared in material compliance with all applicable laws and regulations, and all such Tax Returns are true and correct in all material respects. The Company and its subsidiaries have duly paid in full or made adequate provisions on the books of the Company and its subsidiaries in accordance with GAAP for the payment of all Taxes for all past and current periods. The liabilities and reserves for Taxes reflected in the Company balance sheet included in the latest Company SEC Report filed prior to the date hereof to cover all Taxes for all periods ending at or prior to the date of such balance sheet have been determined in accordance with GAAP and there is no material liability for Taxes for the Company and each subsidiary for any period beginning after such date other than Taxes arising in the ordinary course of business. The Company and its subsidiaries have withheld and paid all Taxes to the appropriate governmental authorities required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder or other third party. Except as set forth on
Schedule 2.10 of the Company Disclosure Schedule, with respect to each taxable period of the Company and its subsidiaries: (a) no material deficiency or proposed adjustment which has not been settled or otherwise resolved for any amount of Taxes has been asserted or assessed by any taxing authority against the Company or any of its subsidiaries, other than a deficiency or an adjustment being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been established on the books of the Company, (b) the Company and its subsidiaries have not consented to extend the time in which any Taxes may be assessed or collected by any taxing authority, (c) the Company and its subsidiaries have not requested or been granted an extension of the time for filing any Tax Return, (d) there is no action, suit, taxing authority proceeding, or audit now in progress, or pending or, to the knowledge of the Company, threatened against or with respect to the Company or any of its subsidiaries regarding Taxes, and (e) there are no Liens for Taxes (other than for current Taxes not yet due and payable) upon the assets of the Company or any of its subsidiaries.

          2.11 Labor and Employment Matters.  Neither the Company nor any of its
               ----------------------------
subsidiaries is a party to or bound by any collective bargaining agreement or any other agreement with a labor union, and, except as set forth on Schedule 2.11 of the Company Disclosure Schedule to the Company's knowledge, there has been no effort by any labor union during the 24-month period prior to the date hereof to organize any employees of the Company or any of its subsidiaries into one or more collective bargaining units. There is no pending or, to the knowledge of the Company, threatened material labor dispute, strike or work stoppage at the Company or any of its subsidiaries. All persons classified by the Company or any of its subsidiaries as independent contractors and/or leased employees satisfy the requirements of applicable law to be so classified and neither the Company, nor any of its subsidiaries has any obligation to provide benefits to any such person, whether or not under any Company Plan (as such term is defined in Section 2.12 hereof).

          2.12 Employee Benefit Plans; ERISA.  Except as set forth on Schedule
               -----------------------------
2.12(a) of the Company Disclosure Schedule, the Company and its subsidiaries do not maintain or contribute to or have any obligation or liability, actual or contingent, to or with respect to, directly or indirectly, any employee benefit plans, programs, arrangements or practices, including employee benefit plans within the meaning set forth in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or other similar arrangements for the provision of benefits to employees (such plans, programs, arrangements or practices of Company and its subsidiaries being referred to as the "Company Plans").

          With respect to each Company Plan, (i) no actions, suits or claims (other than routine claims for benefits in the ordinary course) are pending or, to the knowledge of the Company, threatened, (ii) to the knowledge of the Company, no facts or circumstances exist that could give rise to any such actions, suits or claims, and (iii) no events have occurred and no conditions exist that would subject the Company or any of its subsidiaries, either directly or indirectly, to any tax, fine, lien, penalty or other liability imposed by ERISA, the Code or other applicable laws, rules and regulations. Neither Company nor any of its subsidiaries has any obligation to create or contribute to any additional such plan, program, arrangement or practice or to amend any such plan, program, arrangement or practice so as to increase benefits or contributions thereunder, except as required under the terms of the Company Plans, or to comply with applicable law.

          Neither the Company nor any of its subsidiaries contributes to, maintains, or has an actual or contingent liability with respect to, or sponsors any defined benefit pension plan and/or arrangement (whether or not subject to Title IV of ERISA). All Company Plans are in compliance in all material respects with the requirements prescribed by any and all statutes (including ERISA and the Code) and all other applicable laws, rules and regulations.
Except as set forth on Schedule 2.12(b) of the Company Disclosure Schedule, neither the Company nor any of its subsidiaries has any actual or contingent liability in respect of the provision of post-employment or post-retirement benefits, including, but not limited to, health and life insurance benefits to any person (other than post-employment benefits provided in accordance with the health care continuation provisions of the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, or comparable state law).

          Other than as set forth on Schedule 2.12(c) of the Company Disclosure Schedule, no Company Plan or other agreement or arrangement exists that, as a result of the transaction contemplated by this Agreement, could result in the payment to any present or former employee of the Company or its subsidiaries of any money or other property or accelerate the time of, or increase the amount of payment to which such person may otherwise be entitled, or provide any other rights or benefits to any present or former employee of the Company or its subsidiaries or any other person, whether or not such payment would constitute a parachute payment within the meaning of Section 280G of the Code. Except as set forth on Schedule 2.12(c) of the Company Disclosure Schedule, no employee or former employee of the Company or any of its subsidiaries will become entitled to any bonus, retirement, severance, job security or similar benefit or enhancement of such benefit (including acceleration of vesting or exercise of an incentive award) as a result of the transactions contemplated hereby.

          2.13 Title to and Condition of Assets.  Except as set forth on
               --------------------------------
Schedule 2.13 of the Company Disclosure Schedule, each of the Company and its subsidiaries has good and marketable fee title to, or, in the case of leased properties and assets, has good and valid leasehold interests in, all of its tangible properties and assets, real, personal and mixed, used or held for use in, or which are necessary to conduct, the business of the Company and its subsidiaries as currently conducted, free and clear of all Liens, other than (a) any Liens for current taxes, payments of which are not yet delinquent, (b) such imperfections in title and easements and encumbrances, if any, as are not substantial in character, amount or extent and do not materially detract from the value, or interfere with the present use of the property subject thereto or affected thereby, or otherwise materially impair the Company's business operations (in the manner presently carried on by the Company), or (c) Liens arising under the Company's credit facilities or any refinancing or replacement thereof.

          2.14 Brokers and Finders.  Except with respect to KPS Management LLC
               -------------------
(as contemplated by Sections 5.1 and 5.7), Charter URS LLC and Donaldson, Lufkin & Jenrette, Securities Corporation ("DLJ") each of whose fees will be paid by the Company, (a) the Company is not a party to or bound by any contract, arrangement or understanding with any person or firm which may result in the obligation of the Company to pay any finder's fees, brokerage or agent commissions or other like payments in connection with the transactions contemplated hereby and (b) there is no claim for payment by the Company of any investment banking fees, finder's fees, brokerage or agent commissions or other like payments in connection with the negotiations leading to this Agreement or the consummation of the transactions contemplated hereby.

          2.15 Intellectual Property.
               ---------------------

               (a) Except as could not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and each of its subsidiaries own or have a valid license to use each trademark, patent or copyright (including any registrations or applications for registration of any of the foregoing) necessary to carry on the business of the Company and its subsidiaries, taken as a whole, as currently conducted (collectively the "Company Intellectual Property"). To the knowledge of the Company, neither the Company nor any of its subsidiaries has received any complaint, assertion, threat or allegation or otherwise has notice of any claim, lawsuit, demand, proceeding or investigation involving any such matters or otherwise knows that any of the Company Intellectual Property is invalid or conflicts with the rights of any third party.

                    (b) Except as set forth on Schedule 2.15(b) of the Company Disclosure Schedule, the Company and each of its subsidiaries owns free and clear of all Liens or has a valid license to use all computer software that is material to the operation of its business as presently conducted.

               2.16 Environmental Matters.
                    ---------------------

                    (a) (i) The Company and its subsidiaries have conducted their respective businesses in material compliance with all applicable Environmental Laws (defined in Section 2.16(b)), including, without limitation, having all permits, licenses and other approvals and authorizations necessary for the operation of their respective businesses as presently conducted, (ii) except as set forth on Schedule 2.16(a)(ii) of the Company Disclosure Schedule, none of the properties currently or formerly owned or operated by Company or any of its subsidiaries contain any Hazardous Substance (defined in Section 2.16(c)) as a result of any activity of Company or any of its subsidiaries in amounts exceeding the levels permitted by applicable Environmental Laws and, to the knowledge of the Company and Charles Baxter, no such condition exists on any of the properties as a result of any activity by any other Person, (iii) since May 6, 1998, neither Company nor any of its subsidiaries has received any notices, demand letters or requests for information from any Federal, state, local or foreign governmental entity indicating that Company or any of its subsidiaries may be in material violation of, or materially liable under, any Environmental Law in connection with the ownership or operation of their businesses, (iv) there are no civil, criminal or administrative actions, suits, demands, claims, hearings, investigations or proceedings pending or, to the knowledge of the Employees (as defined in Section 3.11) and Charles Baxter, threatened, against the Company or any of its subsidiaries under any Environmental Law arising out of, or related to, the current or past operation of business of the Company and its subsidiaries, (v) no Hazardous Substance has been disposed of, released or transported in violation of any applicable Environmental Law from any properties owned by the Company or any of its subsidiaries as a result of any activity of the Company or any of its subsidiaries during the time such properties were owned, leased or operated by the Company or any of its subsidiaries, and (vi) neither the Company, its subsidiaries nor any of their respective properties are subject to any liabilities or expenditures (fixed or contingent) relating to any suit, settlement, court order, administrative order, regulatory requirement or obligation, judgment or claim asserted or arising under any Environmental Law, except violations of the foregoing clauses (ii), (iv) or (vi) that, individually or in the aggregate, could not reasonably be expected to result in a liability to the Company or any of its subsidiaries in excess of $100,000 in the aggregate.

               (b) As used herein, "Environmental Law" means any Federal, state, local or foreign law, statute, ordinance, rule, regulation, code, license, permit, authorization, approval, consent, legal doctrine, order, judgment, decree, injunction, requirement or agreement with any governmental entity relating to (x) the protection, preservation or restoration of the environment (including, without limitation, air, water vapor, surface water, groundwater, drinking water supply, surface land, subsurface land, plant and animal life or any other natural resource) or to human health or safety or (y) the exposure to, or the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production, release or disposal of Hazardous Substances, in each case as amended and as in effect on the Closing Date. The term "Environmental Law" includes, without limitation, (i) the Federal Comprehensive Environmental Response Compensation and Liability Act of 1980, the Superfund Amendments and Reauthorization Amendments and Reauthorization Act, the Federal Water Pollution Control Act of 1972, the Federal Clean Air Act, the Federal Clean Water Act, the Federal Resource Conservation and Recovery Act of 1976 (including the Hazardous and Solid Waste Amendments thereto), the Federal Solid Waste Disposal Act and the Federal Toxic Substances Control Act, the Federal Insecticide, Fungicide and Rodenticide Act, and the Federal Occupational Safety and Health Act of 1970, each as amended and as in effect on the Closing Date, and (ii) any common law or equitable doctrine (including, without limitation, injunctive relief and tort doctrines such as negligence, nuisance, trespass and strict liability) that may impose liability or obligations for injuries or damages due to, or threatened as a result of, the presence of, effects of or exposure to any Hazardous Substance.

               (c) As used herein, "Hazardous Substance" means any substance presently listed, defined, designated or classified as hazardous, toxic, radioactive, or dangerous, or otherwise regulated, under any Environmental Law. Hazardous Substance includes any substance to which exposure is regulated by any government authority or any Environmental Law including, without limitation, any toxic waste, pollutant, contaminant, hazardous substance, toxic substance, hazardous waste, special waste, industrial substance or petroleum or any derivative or by-product thereof, radon, radioactive material, asbestos, or asbestos containing material, urea formaldehyde foam insulation, lead or polychlorinated biphenyls.

          2.17 Material Contracts.  The Company's SEC Reports filed prior to the
               ------------------
date hereof contain a complete list of all contracts, agreements, licenses, notes, bonds, mortgages, guarantees, security agreements and commitments, including all amendments and modifications thereto, to which the Company or any of its subsidiaries is a party that are required to be disclosed pursuant to
Item 601 of Regulation S-K under the Securities Act (the "Material Contracts") except as disclosed on Schedule 2.17(a). Except as disclosed on Schedule 2.17(b) of the Company Disclosure Schedule, each Material Contract is valid and binding on the Company and is in full force and effect. The Company and each of its subsidiaries are not in breach or violation of or in default in the performance or observance of any terms or provisions of, and no event has occurred which, with lapse of time or action by a third party, could result in a default under any

Material Contract. To the knowledge of the Company, no other party to any Material Contract is in breach thereof or default thereunder.

          2.18 Insurance.  Neither the Company nor any of its subsidiaries is in
               ---------
default with respect to any policies or binders of fire, liability, workmen's compensation, vehicular or life insurance held by the Company and its subsidiaries or other types of policies customary for motor vehicle and equipment towing, recovery and transport services (the "Company Insurance Policies"), and neither has failed to give any notice or present any claim under such policy or binder in due and timely fashion, except as could not, individually or in the aggregate, reasonably be expected to have Company Material Adverse Effect. Schedule 2.18(a) of the Company Disclosure Schedule sets forth a list of the Company Insurance Policies, and Schedule 2.18(b) of the Company Disclosure Schedule sets forth the loss-runs for the past five years in respect thereof or, in the case of the Company's subsidiaries, since the date of the Company's acquisition of such subsidiary. The Company Insurance Policies are sufficient for the operation of the Company's business and are in full force and effect. Except as set forth on Schedule 2.18(c) of the Company Disclosure Schedule, neither the Company nor any of its subsidiaries has received a notice of cancellation or non-renewal of any such policy or binder. Except for claims disclosed on Schedule 2.18(d) of the Company Disclosure Schedule, there are no outstanding unpaid claims under any such policy or binder and, to the knowledge of the Company, none of the material unpaid claims disclosed on Schedule 2.18(d) of the Company Disclosure Schedule have been denied. The Company has not received notice of any inaccuracy in any application for such policies or binders, any failure to pay premiums when due or any similar state of facts which might form the basis for termination of any such insurance, except as could not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect.

          2.19 Securities Law Compliance.  Assuming the representations and
               -------------------------
warranties of the Investor set forth in Section 7 hereof are true and correct in all material respects, the issuance and sale of the Series A Preferred Stock pursuant to this Agreement will be exempt from the registration requirements of the Securities Act. Except as set forth on Schedule 2.19 of the Company Disclosure Schedule, neither the Company nor any Person acting on its behalf has, in connection with the sale of the Series A Preferred Stock, engaged in (i) any form of general solicitation or general advertising (as those terms are used within the meaning of Rule 502(c) under the Securities Act), (ii) any action involving a public offering within the meaning of Section 4(2) of the Securities Act, or (iii) any action that would require the registration under the Securities Act of the offering and sale of the Series A Preferred Stock pursuant to this Agreement or that would violate applicable state securities or "blue sky" laws.

          2.20 Acquisition Obligations.
               -----------------------

               (a) Schedule 2.20(a) sets forth a true and correct list of the Company's acquisitions since May 6, 1998.

          Except as disclosed in the Company's SEC Reports filed prior to the date hereof, there is no outstanding right, option or other agreement of any kind which has or could reasonably be expected to have the effect of requiring the Company to register any of the Company's common stock or preferred stock or any other security of the Company, and there is no outstanding security of any kind of the Company convertible into any such right. Except as set forth on Schedule 2.20(b) of the Company Disclosure Schedule, there is no agreement of any kind which has or could reasonably be expected to have the effect of requiring the Company to keep effective a registration statement of the Company effective as of or following the date hereof with respect to any of the Company's common stock or preferred stock or any other security of the Company. Except as disclosed in the Company's SEC Reports filed prior to the date hereof, no Person has any right arising out of an acquisition by either the Company or any of its subsidiaries to participate in, or receive any payment based on revenue, income, value, net worth or other financial measure of the Company and/or any of its subsidiaries or any component or portion thereof.

          2.21 Fraud and Abuse; Absence of Certain Business Practices.  None of
               ------------------------------------------------------
the Company or any of its subsidiaries nor any officer or director thereof nor, to the knowledge of the Company, any other Person or entity acting on behalf of any of the Company or any of its subsidiaries, acting alone or together, has (A) received, directly or indirectly, any rebates, payments, commissions, promotional allowances or any other economic benefits, regardless of their nature or type, from or on behalf of any Person or entity with whom any of the Company and its subsidiaries has done business directly or indirectly, or (B) directly or indirectly, given or agreed to give any gift or similar benefit to any Person or entity who is or may be in a position to help or hinder the business of any of the Company and its subsidiaries which, in the case of either clause (A) or clause (B) above, could reasonably be expected to subject any of the Company and its subsidiaries to any damage or penalty in any civil, criminal or governmental litigation or proceeding.

          2.22 Disclosure.
               ----------

               (a) No representation or warranty by the Company in this Agreement and no statement contained in the schedules or exhibits or in any certificate to be delivered pursuant to this Agreement, contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary, in light of the circumstances under which it was made, in order to make the statements therein not misleading.

               (b) The Investor has been furnished with, or given access to, complete and correct copies of all agreements, instruments or documents, together with any amendments or supplements thereto, set forth on, or underlying the Company Disclosure Schedule.

                                   SECTION 3

                            CONDITIONS OF PURCHASE

          The Investor's obligation to purchase and pay for the Series A Preferred Stock shall be subject to the fulfillment to the Investors' satisfaction on or before the Closing Date of the following conditions:

          3.1  Satisfaction of Conditions.  The representations and warranties
               --------------------------
of the Company contained in this Agreement shall be, if specifically qualified by materiality or Company Material Adverse Effect, true in all respects and, if not so qualified, shall be true in all material respects, in each case on and as of the Closing Date with the same effect as if made on and as of the Closing Date, other than representations and warranties expressly stated to be made as of the date of this Agreement or of another date other than the Closing Date, which shall be true and correct as of such date, and the covenants and agreements contained in this Agreement to be complied with by the Company on or before the Closing shall have been complied with in all material respects. The Company shall have delivered to the Investor a certificate dated the Closing Date to the foregoing effect.

          3.2  Company Material Adverse Effect.  There shall not have been any
               -------------------------------
event, occurrence or change that has had or could be reasonably expected, individually or in the aggregate, to have a Company Material Adverse Effect after the date of this Agreement and prior to the Closing Date.

          3.3  Opinion of Counsel.  The Investor shall have received an opinion
               ------------------
of counsel to the Company, dated the Closing Date, in substantially the form of Appendix A attached hereto.

          3.4  Authorization.  The Board of Directors of the Company shall have
               -------------
duly adopted resolutions in form reasonably satisfactory to the Investor authorizing the Company to consummate the transactions contemplated hereby in accordance with the terms hereof, and the Investor shall have received a duly executed certificate of the Secretary of the Company setting forth a copy of such resolutions, the Company's Certificate of Designations, Preferences and Rights of Series A Preferred Stock (the "Certificate of Designations") and the By-laws and such other matters as may be requested by the Investor.

          3.5  Effectiveness of Preferred Stock Terms.  The Board of Directors
               --------------------------------------
of the Company shall have adopted a resolution establishing the terms of the Series A Preferred Stock as set forth in Appendix B hereto and such action shall have been made effective by the filing of a certificate of designations with the Secretary of State for the State of Delaware.

          3.6  Delivery Documents.  The Company shall have executed and
               ------------------
delivered to the Investor (or shall have caused to be executed and delivered to the Investor by the appropriate persons) the following:

               (a) Newly issued stock certificates issued to the Investor and evidencing the shares of the Series A Preferred Stock purchased by the Investor;

               (b) A copy of the certificate of incorporation of the Company, as amended, certified as of the Closing Date by the Secretary of State of the State of Delaware;

               (c) A copy of the By-laws of the Company, as amended to provide in a manner reasonably satisfactory to the Investor that a quorum for a meeting of the Board of Directors of the Company shall require that a majority of the total number of all directors be present and that at all times until the holders of the Series A Preferred Stock and the Series B Participating Convertible Preferred Stock (as such term is defined in the Certificate of Designation) no longer have the right under the Investors' Agreement or the Certificate of Designation to designate at least three of the Company's directors, a majority of the directors present be Investor Directors (as such term is defined in the Investors' Agreement), certified by the Company's secretary; and

               (d) Certificates issued by the Secretary of State of Delaware certifying that the Company is in good standing.

          3.7  HSR Compliance.  The waiting period (and any extension thereof)
               --------------
under the HSR Act applicable to the consummation of the transactions under this Agreement shall have expired or been terminated.

          3.8  Consents.  All consents set forth on Schedule 2.4(b) of the
               --------
Company Disclosure Schedule and the consents, authorizations, orders and approvals of (or filings or registrations with) any governmental commission, board or other regulatory body required to consummate the transactions under this Agreement shall have been obtained and be in effect at the Closing Date.

          3.9  Compliance with Law.  The issuance and sale of the Series A
               -------------------
Preferred Stock to the Investor shall be made in conformity with all applicable state and federal securities laws.

          3.10 Stockholder Approval.  At a special meeting of the stockholders
               --------------------
of the Company entitled to vote (the "Special Meeting"), the stockholders of the Company shall have approved the issuance to the Investor pursuant to this Agreement of the Series A Preferred Stock (the "20% Issuance").

          3.11 Employment Arrangements.  Gerald Riordan, Donald Marr, Michael
               -----------------------
Wysocki and Harold Warren Borhauer II (collectively, the "Employees") shall have entered into employment agreements with the Company substantially on the terms set forth on Exhibit B, which agreements shall supercede and terminate any agreement between each of the Employees and the Company otherwise in effect as of the Closing and the forms of such agreements shall have been agreed to by the Investor and the Employees not later than forty-five days following the date hereof.

          3.12 No Order.
               --------

               (a) No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the Closing or any of the other transactions contemplated hereby shall be in effect.

               (b) No stockholder of the Company shall have brought an action in its own name or in the name of the Company which seeks a remedy (in law or equity) as a result of or otherwise in connection with (i) this Agreement and the transactions contemplated hereby or (ii) the Company's SEC Reports filed prior to the Closing (each, a "Stockholder Suit").

          3.13 Ancillary Agreements.  The Company shall have duly authorized,
               --------------------
executed and delivered an Investors' agreement, substantially in the form attached hereto as Exhibit C (the "Investors' Agreement"), and a registration rights agreement, substantially in the form attached hereto as Exhibit D.

          3.14 Investor Directors.  There shall have been elected to the Board
               ------------------
of Directors of the Company, the number of directors entitled to be appointed by the Investor pursuant to and in accordance with the terms of the Investors' Agreement and the Certificate of Designation.

          3.15 Refinancing Company's Credit Facility.  A refinancing or
               -------------------------------------
replacement of the Company's existing credit facility shall be available at the Closing providing for at least $25 million available for borrowing in addition to the amount outstanding at Closing, all on terms and conditions reasonably satisfactory to the Investor, it being understood that as to principal, maturity, rate, fees and security the Investor acknowledges that an $80 million principal amount (including a $10 million letter of credit facility), five year maturity loan, with interest at LIBOR plus 3% and/or Prime plus 1-1/2% and a $1.5 million closing fee and $200,000 annual agency fee, which is secured by a first lien on substantially all of the assets of the Company and its subsidiaries, will be acceptable to the Investor.

          3.16 Restructuring of Charterhouse Debentures.  The Company, the
               ----------------------------------------
Investor and Charterhouse shall have consummated an agreement for restructuring of the Charterhouse Debentures in substantially the form of Exhibit E hereto.

          3.17 NASDAQ Listing.  The Company's shares shall trade on the NASDAQ
               --------------
National Market.

          3.18 Modification of Certificate of Designation.  The Company agrees
               ------------------------------------------
that, at the election of the Investor in its sole discretion made not later than 15 days after the date hereof, the Company and the Investor shall undertake to modify and amend the form Certificate of Designation so as to grant the Investor the right to have issued to it, in lieu of the Series A Preferred Stock and the Series B Preferred Stock, shares of a single class of the Company's convertible preferred stock that will be the economic equivalent of the Series A Preferred Stock and the Series B Preferred Stock and which will
(i) accumulate and compound preferred dividends, (ii) participate in any other dividends declared or paid by the Company, and (iii) be convertible, on the terms and conditions and into the same number of shares of Company Common Stock as would have been the case had the Investor purchased and converted the Series A Preferred Stock (and any Series B Preferred Stock issuable thereon) as contemplated by the Certificate of Designation. The form of such modified and amended Certificate of Designation shall be in a form acceptable to the Company, the Investor and Charterhouse.

                                   SECTION 4

                              CONDITIONS OF SALE

          The Company's obligation to issue the Series A Preferred Stock to the Investor and perform its other obligations hereunder shall be subject to the fulfillment to the Company's satisfaction on or before the Closing Date of the following conditions:

          4.1  Satisfaction of Conditions.  The representations and warranties
               --------------------------
of the Investor contained in this Agreement shall be true in all material respects on and as of the Closing Date with the same effect as if made on and as of the Closing Date, other than representations and warranties expressly stated to be made as of the date of this Agreement or as of another date other than the Closing Date, which shall be true and correct as of such date, and the covenants and agreements contained in this Agreement to be compiled with by the Investor on or before the Closing shall have been complied with in all material respects. The Investor shall have delivered to the Company a certificate dated the Closing Date to the foregoing effect.

          4.2  HSR Compliance.  The waiting period (and any extension thereof)
               --------------
under the HSR Act applicable to the consummation of the transactions under this Agreement shall have expired or been terminated.

          4.3  Consents.  All consents, authorizations, orders and approvals of
               --------
(or filings or registrations with) any governmental commission, board or other regulatory body required to consummate the transactions under this Agreement shall have been obtained and be in effect at the Closing Date.

          4.4  Compliance with Law.  The issuance and sale of the Series A
               -------------------
Preferred Stock to the Investor shall be made in conformity with all applicable state and federal securities laws.

          4.5  Stockholder Approval.  At the Special Meeting the stockholders
               --------------------
shall have approved the 20% Issuance.

          4.6  Refinancing Company's Credit Facility.  A commitment letter from
               -------------------------------------
a lender containing customary closing conditions (the "Commitment Letter") shall have been received by the Company for a new credit facility with a group of banks reasonably satisfactory to the Company in an amount sufficient to allow for repayment of all amounts outstanding under the Company's existing credit facility as of the Closing Date and to provide for a minimum of $25 million of additional borrowings that are immediately available to the Company after giving effect to such repayment, all on terms and conditions reasonably satisfactory to the Company; provided, however, that this condition shall be deemed satisfied only
         --------  -------
if the Investor shall have delivered to the Company such a Commitment Letter on or prior to 45 days after the date hereof; provided, further, however, that it shall not be considered a customary condition for the commitment to be subject to any further business due diligence and it shall be considered customary that the commitment be subject to material adverse change, documentation and market conditions.

          4.7  Certificates for Related Parties.  At the Closing, the Investor
               --------------------------------
shall have delivered to the Company, in form and substance reasonably satisfactory to the Company, certificates executed by each of the equity interest holders in the Investor with respect to their investment intent and qualification as accredited and sophisticated investors, and containing representation and warranties for the benefit of the Company similar to those in
Section 7.1.

          4.8  No Order.
               --------

               (a) No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the Closing or any of the other transactions contemplated hereby shall be in effect.

               (b) No stockholder of the Company shall have brought an action in its own name or in the name of the Company which seeks a remedy (in law or equity) as a result of or otherwise in connection with this Agreement and the transactions contemplated hereby.

          4.9  Refinancing Company's Credit Facility.  A refinancing or
               -------------------------------------
replacement of the Company's existing credit facility shall be available at the Closing providing for at least $25 million available for borrowing in addition to the amount outstanding at Closing, all on terms and conditions reasonably satisfactory to the Company, it being understood that as to principal, maturity, rate, fees and security the Company acknowledges that an $80 million principal amount (including a $10 million letter of credit facility), five year maturity loan, with interest at LIBOR plus 3% and/or Prime plus 1-1/2% and a $1.5 million closing fee and $200,000 annual agency fee, which is secured by a first lien on substantially all of the assets of the Company and its subsidiaries, will be acceptable to the Company.

                                   SECTION 5

                                   COVENANTS

          5.1  Annual Management Fee.  Commencing as of the Closing Date, the
               ---------------------
Company will pay KPS Management LLC an annual management fee of (a)

$1,000,000, payable in arrears in quarterly installments on the last day of each calendar quarter, as long as holders of the Series A Preferred Stock have the right under the Investors' Agreement or the Certificate of Designation to designate a majority of the Company's directors or (b) $500,000, payable in arrears in quarterly installments on the last day of each calendar quarter for as long as the Investor has the right under the Investors' Agreement or the Certificate of Designation to designate at least three of the Company's directors. The Company shall not be obligated to pay (but such amounts shall accrue with interest at an annual rate of [Prime plus 1-1/2%]) the annual management fee if the Company shall be in default under its senior credit facility unless such payment is otherwise permitted thereby. No management fee will be paid or accrue to KPS Management LLC if the Investor does not have the right under the Investors' Agreement or the Certificate of Designation to designate at least three Directors.

          5.2  Expenses.
               --------

               (a) If the Closing occurs, the Company will pay the actual reasonable fees and expenses incurred by the Investor in connection with the negotiation, execution, delivery and performance of this Agreement and the agreements, documents and instruments contemplated hereby or executed pursuant hereto (including the reasonable fees and expenses of counsel, accountants and other representatives engaged by the Investor in connection with such transactions) ("Transaction Expenses").

               (b) If this Agreement is terminated for any reason, other than a material breach of any representation, warranty, covenant or agreement on the part of the Investor set forth in this Agreement, the Company shall reimburse the Investor for its Transaction Expenses in an amount not to exceed $400,000 within five days after receiving documentation evidencing such fees, except that if this Agreement is terminated pursuant to Section 8.4(d) or Section 8.4(h) the maximum amount shall be $750,000.

               (c)  If this Agreement is terminated pursuant to Sections 8.4(f),
(g) or (i), then the Company shall pay to the Investor a fee not later than the time of such termination, in cash of $3,000,000 less the amount of Transaction Expenses of the Investor theretofore reimbursed by the Company (the "Breakup Fee"). If (i) on or after the date hereof but before the Special Meeting (A) any Person or group shall have informed the Company that such Person or group or any member or Affiliate thereof proposes, intends to propose, is considering proposing, or will or may, if the 20% Issuance is delayed, abandoned or not approved by the Company's stockholders, propose a Superior Proposal or (B) any such Person or group or the Company publicly announces (including any filing with any federal or state office or agency) that such Person or group or any member or Affiliate thereof has proposed, intends to propose, is considering proposing, or will or may, if the 20% Issuance is delayed, abandoned or not approved by the Company's stockholders, propose a Superior Proposal and (ii) either the Company or the Investor terminates this Agreement pursuant to Section 8.4(h), and, not later than six months after such termination, the Company shall enter into a definitive purchase agreement with respect to a Competing Transaction with such Person or group or a member or Affiliate thereof that constitutes a Superior Proposal (the "Alternative Definitive Agreement"), the Breakup Fee shall be paid by the Company to the Investor if, as and when (whether or not within the six month period referred to above) the Company shall consummate the transactions contemplated by the Alternative Definitive Agreement.

               (d) Notwithstanding anything to the contrary contained herein, the Company will pay the fees and expenses incurred by the Company or any of its subsidiaries in connection with the negotiation, execution, delivery and performance of this Agreement and the agreements, documents and instruments contemplated hereby or executed pursuant hereto (including the fees and expenses of counsel, accountants and other representatives engaged by the Company or any of its subsidiaries in connection with such transactions).

          5.3  Conduct of Business by the Company Pending the Closing.  The
               ------------------------------------------------------
Company covenants and agrees that, prior to the Closing Date or earlier termination of this Agreement as provided herein, unless the Investor shall otherwise agree in writing and except as contemplated by this Agreement:

               (a) the Company shall, and shall cause its subsidiaries to, act and carry on their respective businesses in the ordinary course of business substantially consistent with past practice and use its and their respective reasonable best efforts to preserve substantially intact their current material business organizations, keep available the services of their current officers and employees (except for terminations of employees in the ordinary course of business) and preserve their material relationships with others having significant business dealings with them;

               (b) the Company shall not (i) create any new class of shares having a preference with respect to dividends and/or liquidation over or on parity with the Series A Preferred Stock, (ii) increase the authorized number of shares of Series A Preferred Stock, (iii) (A) declare, set aside, pay or effect any dividend or other distribution or payment in cash, stock or property in respect of any of its shares of capital stock, provided, that the Company may implement a reverse stock split of the Company Common Stock substantially on the terms and conditions set forth in the Company's Preliminary Proxy Statement as filed with the SEC on March 30, 2000, or (B) split, combine, reclassify, exchange or substitute any of the capital stock or other security of the Company, (iv) sell a majority of its assets in one or a series of related transactions, or effect any merger, consolidation or combination of the Company with another Person, or (v) effect any tender or exchange offer involving the Company's equity securities or any security convertible into, exchangeable for, or that otherwise gives the holder the right to obtain, equity securities of the Company;

               (c) neither the Company nor any of its subsidiaries shall (i) except as expressly permitted by Section 5.3(j) and except for shares issued upon the exercise of stock options outstanding as of the date hereof, issue, grant, sell, pledge or transfer or agree or propose to issue, grant, sell, pledge or transfer any shares of capital stock, stock options, warrants, debt or equity securities or rights of any kind or rights to acquire any such shares, securities or rights of the Company, any of its subsidiaries or any successor thereto, (ii) acquire directly or indirectly by redemption or otherwise any shares of the capital stock of the Company or its subsidiaries of any class or any options, warrants or other rights to purchase any such shares except for employee stock options, "holdback" shares which revert to the Company under the terms of the agreements pursuant to which the Company made the acquisitions set forth on Schedule 2.20(a) of the Company Disclosure Schedule, or as otherwise provided in this Agreement, or (iii) enter into or modify any contract, agreement, commitment or arrangement with respect to any of the foregoing;

               (d) neither the Company nor any of its subsidiaries shall make any material change in its accounting principles or methods, except as may be required by a change in GAAP or a change in any rule or regulation of the SEC;

               (e) neither the Company nor any of its subsidiaries shall acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial portion of the stock or assets of, or by any other manner, any Person;

               (f) neither the Company nor any of its subsidiaries shall sell, lease, license, mortgage or otherwise encumber or subject to any Lien or otherwise dispose of any of its property or assets except for (x) assets acquired after the date hereof in accordance with the terms of this Agreement and which become subject to Liens pursuant to the Company's existing credit facilities, (y) vehicles or equipment acquired or leased after the date hereof, and (z) the sale of any assets in one or a series of transactions with a book value lower than $50,000 individually and $3,000,000, in the aggregate;

               (g) except as set forth in Schedule 5.3(g) of the Company Disclosure Schedule, neither the Company nor any of its subsidiaries shall acquire or agree to acquire any assets, other than inventory, vehicles or equipment in the ordinary course of business consistent with past practice, that are material, individually or in the aggregate, to the Company and its subsidiaries, taken as a whole, or make or agree to make any capital expenditures except capital expenditures which, in the aggregate, do not exceed $4,000,000 per fiscal quarter;

               (h)  neither the Company nor any of its subsidiaries shall (i)
(A) incur any indebtedness for borrowed money or guarantee any such indebtedness of another Person except for guaranties by the Company of obligations of the Company's subsidiaries, or of independent contractors providing services to the Company in the ordinary course of business (B) issue or sell any debt securities or warrants or other rights to acquire any debt securities of the Company or any of its subsidiaries, (C) guarantee any debt securities of another person, (D) enter into any "keep well" or other agreement to maintain any financial statement condition of another person or (E) enter into any arrangement having the economic effect of any of the foregoing, except for (x) draw-downs by the Company incurred in the ordinary course of business consistent with past practice under currently existing indebtedness agreements or (y) any indebtedness in an aggregate amount not to exceed $5,000,000, or (ii) make any loans, advances or capital contributions to, or investments in, any other Person, other than to the Company or any direct or indirect wholly-owned subsidiary of the Company;

               (i) neither the Company nor any of its subsidiaries shall adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or reorganization or resolutions providing for or authorizing such a liquidation, dissolution, merger, consolidation, restructuring, recapitalization or reorganization, other than internal restructurings or reorganizations undertaken for operational purposes only;

               (j) except in the ordinary course of business consistent with past practice, neither the Company nor any of its subsidiaries shall adopt, establish, enter into, terminate, withdraw from or amend (except as may be required by law) any bonus, profit sharing, thrift compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment or other employee benefit plan, agreement, trust, fund or other arrangement for the benefit or welfare of any employee, director or former director or employee, or increase the compensation or fringe benefits of or loan or advance money or other property to any director, employee or former director or employee or pay any benefit not required by any existing plan, arrangement or agreement;

               (k) except in the ordinary course of business consistent with past practice, neither the Company nor any of its subsidiaries shall grant to employees any new or modified severance (except for increases in severance granted to employees other than executive officers in the ordinary course of business which are immaterial individually and in the aggregate) or termination arrangement or increase or accelerate any benefits payable under its severance or termination pay policies in effect on the date hereof;

               (l) neither the Company nor any of its subsidiaries shall engage in any transaction with, or enter into any agreement, arrangement, or understanding with, directly or indirectly, any of the Company's or its subsidiaries' Affiliates, including, without limitation, any transactions, agreements, arrangements or understandings with any affiliate or other Person covered under Item 404 of Regulation S-K under the Securities Act that would be required to be disclosed under such Item 404, except pursuant to agreements, arrangements or understandings existing as of the date hereof and disclosed on
Schedule 5.3(l) of the Company Disclosure Schedule or in the Company's SEC Reports filed prior to the date hereof;

               (m) neither the Company nor any of its subsidiaries shall authorize any, or commit or agree to do any of the things described in clauses
(a) through (l).

          5.4  Public Announcements.  The initial press release relating to this
               --------------------
Agreement shall be a joint press release the text of which has been agreed to by each of the Investor and the Company. Thereafter, each of the Investor and the Company shall consult with the other before issuing any press release with respect to this Agreement or any of the transactions contemplated hereby.

          5.5  Company Stockholders' Meeting.  The Company shall use its best
               -----------------------------
efforts to take all actions necessary or advisable and permitted by applicable Law to (i) hold a stockholders' meeting as promptly as practicable for the purpose of voting upon the approval of the issuance of the Series A Preferred Stock pursuant to the terms of the Certificate of Designations, (ii) recommend that the stockholders of the Company vote to approve the 20% Issuance, and (iii) secure the requisite vote or consent of stockholders for the 20% Issuance.

          5.6  No Solicitation of Transactions.
               -------------------------------

               (a) The Company will not, directly or indirectly, and will cause its subsidiaries and affiliates, and their respective officers, directors, employees, investment bankers, attorneys, accountants and other advisers or representatives (collectively, the "Representatives") not to, directly or indirectly, solicit, initiate or encourage (including by means of furnishing non-public information), or take any other action to facilitate, any inquiries or the making of any proposal or offer that constitutes, or may reasonably be expected to lead to, any Competing Transaction, or enter into or maintain or continue discussions or negotiate with any Person in furtherance of such inquiries or to obtain a Competing Transaction, or agree to or endorse any Competing Transaction, or authorize or permit any of its subsidiaries or any Representative retained by it to take any such action.

               (b) Notwithstanding the foregoing, (i) the Company may, in response to an unsolicited bona fide written offer or proposal with respect to a proposed Superior Proposal and pursuant to a confidentiality agreement no less favorable to the Company than the Investor Confidentiality Agreement, furnish confidential or non-public information to a financially capable Person (a "Potential Acquirer") and negotiate with such Potential Acquirer if the Board of Directors of the Company, after consulting with its outside legal counsel, determines in good faith that the failure to provide such confidential or non-public information to or negotiate with such Potential Acquirer would be reasonably likely to constitute a breach of its fiduciary duty to the Company's stockholders, and (ii) the Company's Board of Directors may recommend to the Company's stockholders that they accept such Superior Proposal or otherwise take and disclose to the Company's stockholders a position contemplated by Rule 14e-2 under the Exchange Act. It is understood and agreed that negotiations and other activities conducted in accordance with this Section 5.6(b) shall not constitute a violation of Section 5.6(a).

               (c) The Company shall promptly, but in any event within two days, advise the Investor in writing of any Competing Transaction or any inquiry regarding the making of a Competing Transaction, including any request for information, the material terms and conditions of such request, Competing Transaction or inquiry and the identity of the Person making such request, Competing Transaction or inquiry. The Company shall keep the Investor reasonably informed of the status and details, including any amendments or proposed amendments, of any such request, Competing Transaction or inquiry.

          5.7  Transaction Fee.  At the Closing, the Company will pay KPS
               ---------------
Management LLC a transaction fee of $2,500,000.

          5.8  All Reasonable Efforts; Agreement to Cooperate.
               ----------------------------------------------

               (a) Subject to the terms and conditions herein provided, each of the parties hereto shall use all reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement. Each of the Investor and the Company shall as promptly as practicable after the date hereof, file a Notification and Report Form under the HSR Act with the Federal Trade Commission and the Antitrust Division of the Department of Justice and each of the Investor and the Company shall promptly respond to any request for additional information pursuant to the HSR Act.

               (b) Without limiting the generality of the foregoing, and notwithstanding anything in this Agreement to the contrary, the Company shall use its reasonable best efforts to take or cause to be taken all reasonable action and to do, or cause to be done, and to assist and cooperate with the other parties hereto in doing, all things necessary, proper or advisable to obtain all consents, amendments to or waivers from other parties under the terms of all Material Contracts and other material leases, agreements, indentures, instruments, permits, concessions, franchises or licenses applicable to the Company or its subsidiaries required as a result of the transactions contemplated by this Agreement and obtain all necessary consents, approvals and authorizations as are required to be obtained under any federal or state law or regulation.

               (c) Without limiting the generality of the foregoing, and notwithstanding anything in this Agreement to the contrary, the Investor will use its commercially reasonable efforts to take or cause to be taken, all reasonable action and to do, or cause to be done, and to assist and cooperate with the other parties hereto in doing, all things necessary, proper or advisable to obtain a refinancing or replacement of the Company's existing credit facility in an amount sufficient to repay all amounts outstanding under the Company's existing credit facility as of the Closing Date and to provide for a minimum of $30 million of additional borrowings that are immediately available to the Company after giving effect to such repayment. Nothing in this Section 5.8(c) shall require the Investor to agree to any modification of the Certificate of Designation, this Agreement or any of the Ancillary Agreements or make an investment in the Company that is greater than the amount contemplated hereby.

                                   SECTION 6

                            CONFIDENTIALITY; ACCESS

          6.1  Existing Agreement.  The existing confidentiality agreement
               ------------------
between Investor and the Company (the "Investor Confidentiality Agreement") shall remain in full force and effect until the Closing; provided, however, that
                                                         --------  -------
in the event of a conflict between (i) this Agreement and the Ancillary Agreements and (ii) the Investor Confidentiality Agreement, this Agreement and the Ancillary Agreements shall supersede the Investor Confidentiality Agreement.

          6.2  Access; Notification of Certain Matters.
               ---------------------------------------

               (a) Upon reasonable notice, the Company shall afford the Investor and its representatives and representatives of all prospective sources of financing reasonable access during normal business hours to the offices, properties, books, records and personnel of the Company and its subsidiaries and such additional information concerning the business and properties of the Company and its subsidiaries as the Investor and its representatives may reasonably request. The Company shall instruct its and its subsidiaries' employees, counsel and financial advisors to cooperate with the Investor in its investigation of the business of the Company and its subsidiaries.

               (b)  The Company shall, promptly (and in any event within five
(5) business days) after obtaining knowledge of any of the following occurring subsequent to the date of this Agreement and prior to the Closing Date, notify the Investor of: (i) any material claims, actions, proceedings, tax audits or investigations commenced or, to its knowledge, threatened in writing, involving or affecting the Company or any of its subsidiaries or any of their properties or assets, which if adversely resolved could reasonably be expected to have a Company Material Adverse Effect, (ii) any notice of, or other written communication relating to, a default or event which, with notice or lapse of time or both, could reasonably be expected to become a default, received by the Company or any of its subsidiaries, under any agreement, contract, lease, indenture, permit, concession, franchise, license or other instrument to which the Company or any of its subsidiaries is a party where such a default has had or could reasonably be expected, individually or in the aggregate, to have a Company Material Adverse Effect, (iii) any material event or emergency outside the normal course of the business of the Company or any of its subsidiaries, including, without limitation, any instances of wrongful injury or wrongful death involving the Company or any of its subsidiaries, or otherwise of a nature that would reasonably be expected to customarily be reported at a meeting of the Board of Directors of the Company or of any of its committees, or (iv) any governmental complaints, investigations, proceedings or hearings (or communications indicating that the same may be contemplated) relating to either the Company or any of its subsidiaries that are of a nature which would customarily be reported at a meeting of the Board of Directors of the Company or any of its committees.

          6.3  Management Rights.  In addition to the Investor's rights set
               -----------------
forth in the Investors' Agreement, and in no way limiting such rights, the Investor shall have the following rights:

               (a)  Consultation with Management. During the period after the
                    ----------------------------
Closing until Investor no longer owns any stock of the Company (the "Consultation Period"), the Company shall permit the Investor at all reasonable times and at the Company's expense, to discuss the Company's business and affairs with its officers, directors and independent accountants.

               (b)  Proposals and Recommendations. During the Consultation
                    -----------------------------
Period, the Investor shall be entitled, from time to time, to make proposals, recommendations and suggestions to the Company relating to the business and affairs of the Company; provided, however, that failure by the Company to accept
                        --------  -------
such proposals, recommendations or suggestions shall not be considered a breach of this Agreement or the Ancillary Agreements by the Company.

               (c)  Examination of Books. During the Consultation Period, the
                    --------------------
Company shall permit the Investor at all reasonable times and at the Investor's expense, to examine such books, records, documents and other written information in the possession of the Company relating to its affairs as the Investor may reasonably request.

               (d)  Inspection of Properties. During the Consultation Period,
                    ------------------------
the Company shall permit the Investor, at all reasonable times and at the Investor's expense, to visit and inspect the Company's properties.

                                   SECTION 7

                           INVESTOR REPRESENTATIONS

          7.1  Representations.  It is the understanding of the Company, and the
               ---------------
Investor hereby represents and warrants to the Company with respect to the Investor's purchase of Series A Preferred Stock hereunder that:

               (a) The execution of this Agreement has been duly authorized by all necessary action on the part of the Investor, has been duly executed and delivered by the Investor, and constitutes a valid, binding agreement of the Investor, enforceable in accordance with its terms.

               (b) The Investor is acquiring the Series A Preferred Stock for its own account, for investment, and not with a view to any "distribution" thereof within the meaning of the Securities Act.

               (c) The Investor understands that because the Series A Preferred Stock has not been registered under the Securities Act, it cannot dispose of any or all of the Series A Preferred Stock unless such securities are subsequently registered under the Securities Act or exemptions from such registration are available. The Investor understands that each certificate representing the Series A Preferred Stock will bear the following legend or one substantially similar thereto:

          The securities represented by this certificate have not been registered under the Securities Act. These securities have been acquired for investment and not with a view to distribution or resale, and may not be sold or otherwise transferred without an effective registration statement for such securities under the Act or the availability of an exemption from such registration requirements.

               (d) The Investor is sufficiently knowledgeable and experienced in the making of special situation investments so as to be able to evaluate the risks and merits of its investment in the Company, and is able to bear the economic risk of loss of its investment in the Company.

               (e) The Investor has been advised that none of the Series A Preferred Stock has been registered under the Securities Act or under the "blue sky" laws of any jurisdiction and that the Company, in issuing the Series A Preferred Stock is relying upon, among other things, the representations and warranties of the Investor contained in this Section 7.

               (f) Except for KPS Management LLC, no broker, finder, agent or similar intermediary has acted on behalf of the Investor in connection with this Agreement or the transactions contemplated hereby and except as set forth in Sections 2.14, 5.1 and 5.7, there are no brokerage commissions, finder's fees or similar fees or commissions payable in connection therewith.

                                   SECTION 8

                        INDEMNIFICATION AND TERMINATION

          8.1  Indemnification, Fees and Expenses.
               ----------------------------------

               (a) Each party shall indemnify, defend, and hold the other party harmless against all liability, losses, claims, charges, actions, suits, proceedings, penalties, fines, settlements, judgments or damages, together with all reasonable costs and expenses related thereto (including reasonable legal and accounting fees and expenses) (collectively, "Losses"), arising from the breach of any of its representations, warranties, covenants or agreements contained in this Agreement.

               (b) The Company shall indemnify, defend, and hold the Investor harmless against all Losses arising from any Stockholder Suit instituted prior to the Closing of which the Investor did not have knowledge at the Closing or instituted after the Closing.

               (c) All indemnification obligations under this Section 8 shall be net of any insurance proceeds received by the indemnified party in respect of the event or circumstance giving rise to the claim for indemnification.

          8.2  Indemnification Procedure.  Whenever a claim shall arise for
               -------------------------
indemnification under Section 8.1, the party entitled to indemnification (the "Indemnified Party") shall give notice to the other party (the "Indemnifying Party") of any matter that the Indemnified Party has determined has given or could give rise to a right of indemnification under this Agreement within 30 days after the Indemnified Party first learns of such claim, stating the amount of the Loss, if known, and method of computation thereof, and containing a reference to the provisions of this Agreement in respect of which such right of indemnification is claimed or arises, provided, however, that the failure to
                                      --------  -------
provide such notice shall not release the Indemnifying Party from any of its obligations under Section 8.1 except to the extent the Indemnifying Party is materially prejudiced by such failure and shall not relieve the Indemnifying Party from any other obligation or liability that it may have to any Indemnified Party otherwise than under Section 8.1. The obligations and liabilities of the Indemnifying Party under Section 8.1 with respect to Losses arising from claims of any third party which are subject to the indemnification provided for in
Section 8.1 ("Third Party Claims") shall be governed by and contingent upon the following additional terms and conditions: if an Indemnified Party shall receive notice of any Third Party Claim, the Indemnified Party shall give the Indemnifying Party notice of such Third Party Claim following receipt by the Indemnified Party of such notice in the time frame provided above; provided,
                                                                   --------
however, that the failure to provide such notice shall not release the
-------
Indemnifying Party from any of its obligations under Section 8.1 except to the extent the Indemnifying Party is materially prejudiced by such failure and shall not relieve the Indemnifying Party from any other obligation or liability that it may have to any Indemnified Party otherwise than under Section 8.1. The Indemnifying Party shall be entitled to assume and control the defense of such Third Party Claim at its expense and through counsel of its choice if it gives notice of its intention to do so to the Indemnified Party within ten days of the receipt of such notice from the Indemnified Party; provided, however, that if there exists or is reasonably likely to exist a conflict of interest that would prevent the same counsel from representing both the Indemnified Party and the Indemnifying Party, then the Indemnified Party shall be entitled to retain its own counsel, at the expense of the Indemnifying Party provided that no more than one law firm (plus any local counsel required) is so retained. In the event the Indemnifying Party exercises the right to undertake any such defense against any such Third Party Claim as provided above, the Indemnified Party shall cooperate with the Indemnifying Party in such defense and make available to the Indemnifying Party, at the Indemnifying Party's expense, all witnesses, pertinent records, materials and information in the Indemnified Party's possession or under the Indemnified Party's control relating thereto as is reasonably required by the Indemnifying Party. Similarly, in the event the Indemnified Party is, directly or indirectly, conducting the defense against any such Third Party Claim, the Indemnifying Party shall cooperate with the Indemnified Party in such defense and make available to the Indemnified Party, at the Indemnifying Party's expense, all witnesses, pertinent records, materials and information in the Indemnifying Party's possession or under the

Indemnifying Party's control relating thereto as is reasonably required by the Indemnified Party. No such Third Party Claim may be settled by the Indemnifying Party without the prior written consent of the Indemnified Party.

          8.3  Indemnification Thresholds and Limitations.
               ------------------------------------------

               (a) Except as set forth below, neither party shall have any indemnification obligations hereunder in respect of a breach of any representation or warranty set forth in this Agreement, unless the aggregate Losses by the Indemnified Party exceed $250,000 (the "Basket Amount"), in which case the Indemnifying Party shall indemnify the other party in respect of the excess above that amount.

               (b) Notwithstanding any provision herein to the contrary, neither party shall have liability for any claim for indemnification asserted by the other party to the extent the amount of such claim combined with any previous claims for indemnification exceeds $25,000,000 (the "Cap").

               (c) The Company and the Investor have agreed that separate standards will apply to the use of terms such as "material," "materiality," and "Material Adverse Effect" (together, the "Company Materiality Terms") for purposes of determining the satisfaction of Section 3.1, on the one hand, and the rights to indemnification under Section 8.3, on the other. For purposes of determining the satisfaction of Section 3.1, the Company Materiality Terms shall each be given their respective separate meanings in accordance with applicable law. For purposes of indemnification, the representations and warranties in
Section 2 shall be construed as if they were not qualified by the Company Materiality Terms.

               (d) Notwithstanding anything to the contrary contained herein, the Basket Amount and the Cap shall not apply with respect to any Losses for amounts paid by the Investor or its directors, officers or affiliates as a result of or otherwise in connection with a Stockholder Suit in which the Investor or its directors, officers or affiliates are named as a defendant and which was (x) instituted prior to the Closing and of which the Investor did not have knowledge at the Closing or (y) instituted after the Closing.

               (e) The indemnification provided for in Section 8.1(b) shall be limited as follows: Losses arising under Stockholder Suits covered by Section 3.12(b)(ii) shall be limited to actual out-of-pocket costs of defense (including reasonable fees and expenses of counsel) and amounts paid by the Investor or the Company in settlement or by reason of judgments incurred that are not actually recovered under an insurance policy and shall not include any other measure of damage or loss, including without limitation, consequential damages. Such Losses shall not be indemnified in cash but, subject to Sections 8.3(a) and 8.3(b), shall be recovered by a downward adjustment in the Conversion Price of the Series A Preferred Stock and the Series B Preferred Stock. Losses arising under Stockholder Suits covered by Section 3.12(b)(i) shall, subject to Sections 8.3(a) and 8.3(b), be limited to cash reimbursement of the actual out-of-pocket costs of defense (including reasonable fees and expenses of counsel) incurred by the Investor.

               (f) The Company shall pay to the Investor 50% of the amount by which the fee paid to DLJ by the Company exceeds $1.5 million (in cash or fair market value of Company Common Stock). Such payment shall not exceed $750,000 paid in Company Common Stock valued at the fair market value thereof as of the date of payment.

          8.4  Termination.  This Agreement may be terminated and the other
               -----------
transactions contemplated by this Agreement may be abandoned at any time prior to the Closing Date, notwithstanding any requisite approval and adoption of this Agreement and the transactions contemplated by this Agreement, pursuant to a written notice of such termination, as follows:

               (a) by mutual written consent of each of the Investor and the Company;

               (b) by either the Investor or the Company if the Closing date shall not have occurred on or before August 31, 2000; provided, however, that
                                                      --------  -------
the right to terminate this Agreement under this Section 8.4(b) shall not be available to any party whose breach has caused the failure of the Closing to occur on or before such date;

               (c) by the Company if there shall be any (x) restraining order, injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the Closing or any of the other transactions contemplated hereby which is final and nonappealable or (y) action commenced by a stockholder of the Company which seeks a remedy (in law or equity) as a result of or otherwise in connection with this Agreement and the transactions contemplated hereby.

               (d) by the Investor upon a breach of any representation, warranty, covenant or agreement on the part of the Company set forth in this Agreement, or if any representation or warranty shall have become untrue, such that the conditions set forth in Section 3.1 would not be satisfied ("Terminating Company Breach"); provided, however, that if such Terminating
                                --------  -------
Company Breach is curable by the Company through the exercise of its reasonable best efforts and for as long as the Company continues to exercise such efforts, but not beyond the date specified in paragraph (b) above, the Investor may not terminate this Agreement under this Agreement 8.4(d);

               (e) by the Company upon a breach of any representation, warranty, covenant or agreement on the part of the Investor set forth in this Agreement, or if any representation or warranty shall have become untrue, such that the conditions set forth in Section 4.1 would not be satisfied ("Terminating Investor Breach"); provided, however, that if such Terminating
                                 --------  -------
Investor Breach is curable by the Investor through the exercise of its reasonable best efforts and for as long as the Investor continues to exercise such efforts, but not beyond the date specified in paragraph (b) above, the Company may not terminate this Agreement under this Section 8.2(e);

               (f) by the Company if the Company receives a Superior Proposal, resolves to accept such Superior Proposal; provided, however, that prior to such
                                           --------  -------
termination (x) the Company shall have given the Investor two days' prior written notice of its intention to terminate pursuant to this provision and (y) the Company shall have paid to the Investor in immediately available funds the amounts referred to in Section 5.2(c);

               (g) by the Company if (A) a tender or exchange offer is commenced by a Potential Acquirer for all outstanding shares of Company common stock, and (B) the Company's Board of Directors determines, in good faith and after consultation with an independent financial advisor, that such offer constitutes a Superior Proposal and resolves to accept such Superior Proposal or recommend to the stockholders that they tender their shares in such tender or exchange offer; provided, however, that prior to such termination (x) the
                --------  -------
Company shall have given the Investor two days' prior written notice of its intention to terminate pursuant to this provision and (y) the Company shall have paid to the Investor in immediately available funds the amounts referred to in
Section 5.2(c);

               (h) by either the Company or the Investor if the stockholders of the Company fail to approve the 20% Issuance at the Special Meeting;

               (i) by the Investor if (i) the Board of Directors of the Company has withdrawn, modified or changed its approval or recommendation of this Agreement, or approved or recommended a Superior Proposal, (ii) the Company enters into any agreement with a Person with respect to a transaction the proposal of which qualifies as a Superior Proposal, or (iii) (A) a third party commences a tender offer or exchange offer for all of the outstanding shares of the Company common stock and (B) the Board of Directors of the Company has recommended that the shareholders of the Company tender their shares in such tender or exchange offer, or (iv) the Board of Directors of the Company shall have resolved to do any of the foregoing;

               (j) by the Investor, if a Company Material Adverse Effect has occurred;

               (k) by the Company, after the expiration of 45 days from the date hereof but on or prior to 55 days after the date hereof, if the condition set forth in Section 4.6 shall not have been satisfied; or

               (l)  by the Investor if there shall be any Stockholder Suit.

          8.5  Effect of Termination.  In the event of termination of this
               ---------------------
Agreement pursuant to Section 8.5, this Agreement shall forthwith become void, there shall be no liability under this Agreement on the part of the Investor or the Company or any of their respective officers or directors, and all rights and obligations of each party hereto shall cease, subject to the remedies set forth in Sections 5.2(b) and 5.2(c); provided, however, that nothing herein shall relieve any party from liability for any willful or intentional breach of any covenant or agreement of such party contained in this Agreement.

                                   SECTION 9

                                  DEFINITIONS

          9.1 As used herein, the following terms shall have the following meanings:

          "Affiliate" means, with respect to any Person, any other Person,
           ---------
directly or indirectly, controlling, controlled by, or under common control with, such Person. For purposes of this definition, the term "control"
                                                               -------
(including the correlative terms "controlling", "controlled by" and "under
                                  -----------    -------------       -----
common control with") means the possession, direct or indirect, of the power to
-------------------
direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

          "Code" means the Internal Revenue Code of 1986, as amended.
           ----

          "Company Disclosure Schedule" means the disclosure schedule of the
           ---------------------------
Company attached hereto and incorporated herein by this reference which identifies exceptions to, and sets forth certain other information regarding, the representations and warranties and covenants of the Company contained herein by numbered Schedules corresponding to the Section numbers of such provisions.

          "Company Material Adverse Effect" shall mean any material adverse
           -------------------------------
effect on the business, operations, assets, condition (financial or other) or results of operations of the Company and its subsidiaries, taken as a whole.

          "Competing Transaction" means the occurrence of a transaction
           ---------------------
resulting in any of the following: (i) any Person, other than a trustee or other fiduciary holding securities of the Company under a Company benefit plan or any of the Company's subsidiaries or any stockholder (and such stockholder's Affiliates) as of the date hereof and direct transferees thereof, becoming, after the date hereof, the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing, or convertible into, 20% or more of the outstanding Company common stock; (ii) the merger or consolidation of the Company with any other corporation; or (iii) the sale or transfer (in one transaction or a series of related transactions) of all or any substantial part of the assets of the Company and its subsidiaries, taken as a whole (including, without limitation, a sale of stock of a subsidiary of the Company (whether by sale or direct issuance), representing a substantial part of the assets of the Company and its subsidiaries, taken as a whole) other than to a subsidiary of the Company.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
amended, and the rules and regulations promulgated thereunder.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended,
           ------------
and the rules and regulations promulgated thereunder.

          "GAAP" means generally accepted accounting principles as in effect in
           ----
the United States of America from time to time, consistently applied.

          "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of
           -------
1976, as amended.

          "knowledge of the Company" or "Company's knowledge" shall mean the
           ------------------------      -------------------
knowledge of Gerald R. Riordan, Donald Marr, Hal Borhauer, Michael Wysocki, Rick McGinn, Patrick Riley, Michael Moscinski and Charles Baxter.

          "Lien" means any mortgage, pledge, security interest, encumbrance,
           ----
lien, claim or charge of any kind (including, but not limited to, any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code or comparable law or any jurisdiction in connection with such mortgage, pledge, security interest, encumbrance, lien or charge).

          "Person" means an individual, corporation, limited liability company,
           ------
partnership, association, trust or any other entity or organization.

          "SEC" means the Securities and Exchange Commission.
           ---

          "Securities Act" means the Securities Act of 1933, as amended, and the
           --------------
rules and regulations promulgated thereunder.

          "Superior Proposal" means an offer made by a third party to consummate
           -----------------
a Competing Transaction that the Board determines, in its reasonable judgment (after consultation with a nationally recognized independent financial advisor), to be more favorable to the Company's stockholders than the terms of the transactions contemplated by this Agreement; provided, however, that as used in
                                             --------  -------
Section 5.1(c), Superior Proposal shall mean a Competing Transaction that is more favorable to the Company's stockholders than the terms of the transaction contemplated by this Agreement from a financial point of view.

          "Tax Returns" means any return, report or other document required to
           -----------
be supplied to a taxing authority in connection with Taxes.

          "Taxes" means all taxes, including, without limitation, income, gross
           -----
receipts, excise, property, sales, withholding, social security, occupation, use, service, license, payroll, franchise, transfer and recording taxes, fees and charges, windfall profits, severance, customs, import, export, employment or similar taxes, charges, fees, levies or other assessments imposed by the United States, or any state, local or foreign government or subdivision or agency thereof, together with all interest and all penalties, additions to tax or additional amounts imposed by any of them.

          "Thirty Day Average Share Price" means the average of the last
           ------------------------------
reported sale prices per share of the Company Common Stock on the Nasdaq National Market (or on such other United States stock exchange or public trading market on which the shares of Company Common Stock are listed or trade at the time of the calculation; provided, however, that if a reverse stock split is
                         --------  -------
effected between the date hereof and the Closing, the sale price on all days prior to such effective date shall be adjusted by multiplying such price by the number of shares converted into one share of Company Common Stock in such reverse stock split.

          "20% Issuance" shall have the meaning provided in Section 3.10 hereof.
           ------------

          9.2 As used herein, the following terms shall have the meanings ascribed to them in the Section of this Agreement opposite each such term:


               Term                                            Section
               ----                                            -------

               Aggregate Purchase Price                        1.2
               Agreement                                       Preamble
               Alternative Definitive Agreement                5.2(c)
               Ancillary Agreements                            Preamble
               Basket Amount                                   8.3(a)
               Breakup Fee                                     5.2(c)
               Cap                                             8.3(b)
               Certificate of Designations                     Preamble
               Charterhouse                                    Preamble
               Closing                                         1.3
               Closing Date                                    1.3
               Commitment Letter                               4.6
               Company                                         Preamble
               Company Common Stock                            2.2
               Company Financial Statements                    2.5(b)
               Company Insurance Policies                      2.18
               Company Intellectual Property                   2.15(a)
               Company Materiality Terms                       8.3(c)
               Company Plans                                   2.12
               Company Preferred Stock                         2.2
               Company Required Statutory Approvals            2.4(c)
               Company SEC Reports                             2.5(a)
               Company Stockholder Approval                    2.4(a)
               Consultation Period                             6.3(a)
               "control"                                       9.1(a)
               DLJ                                             2.14
               Employees                                       3.11
               Environmental Law                               2.16(b)
               Hazardous Substance                             2.16(c)
               Indemnified Party                               8.2
               Indemnifying Party                              8.2

               Investor                                        Preamble
               Investor Confidentiality Agreement              6.1
               Investors' Agreement                            3.13
               Losses                                          8.2(b)
               Material Contracts                              2.17
               Per Share Purchase Price                        1.1
               Potential Acquirer                              5.6(b)
               Representatives                                 5.6(a)
               Series A Preferred Stock                        Preamble
               Special Meeting                                 3.10
               Stockholder Suit                                3.12(b)
               Terminating Company Breach                      8.4(d)
               Terminating Investor Breach                     8.4(e)
               Third Party Claims                              8.2
               Transaction Expenses                            5.2(b)
               20% Issuance                                    3.10


                                   SECTION 10

                                    GENERAL

          10.1 Amendments, Waivers and Consents.  For the purposes of this
               --------------------------------
Agreement and all agreements, documents and instruments executed pursuant hereto, except as otherwise specifically set forth herein or therein, no course of dealing between the Company and any Investor and no delay on the part of any party hereto in exercising any rights hereunder or thereunder shall operate as a waiver of the rights hereof and thereof. No covenant or other provision hereof or thereof may be waived otherwise than by a written instrument signed by the party so waiving such covenant or other provision; provided, however, that except as otherwise provided herein or therein, changes in or additions to, and any consents required by, this Agreement may be made, and compliance with any term, covenant, condition or provision set forth herein may be omitted or waived (either generally or in a particular instance and either retroactively or prospectively) with respect to the holders of the Series A Preferred Stock by a consent or consents in writing signed by the holders of a majority in interest of such series; provided, further, that the amendment, modification or waiver of any provision which by its terms requires the consent or approval of holders of more than a majority in interest of such series shall only be effective if it is signed by holders of such requisite percentage. Any amendment or waiver effected in accordance with this Section 10.1 shall be binding upon each holder of the Series A Preferred Stock at the time outstanding, each future holder of all such securities and the Company. The waiver or failure to insist upon strict compliance with any condition or provision hereof shall not operate as a waiver of, or estoppel with respect to, any subsequent or other waiver or failure.

          10.2 Survival of Representations, Warranties and Covenants,
               ------------------------------------------------------
Assignability of Rights.  All representations and warranties made herein and in
-----------------------
the
certificates, exhibits or schedules delivered or furnished by or on behalf of a party to the other party in connection herewith or therewith shall be deemed material and to have been relied upon by the receiving party, and, except as otherwise provided in this Agreement, shall survive the delivery of the Series A Preferred Stock regardless of any instruction until 60 days after the Investor receives the audited financial statements of the Company for the year ended December 31, 2000, and shall not merge in the performance of any obligation and shall bind each party's successors, assigns and heirs, whether so expressed or not, and, except as otherwise provided in this Agreement, all such covenants, agreements, representations and warranties shall inure to the benefit of the successors and assigns of the receiving party and to transferees of the Series A Preferred Stock of the Investor, whether so expressed or not.

          10.3 Governing Law.  This Agreement shall be deemed to be a contract
               -------------
made under, and shall be construed in accordance with, the laws of the State of New York (without giving effect to principles of conflicts of law the effect of which would cause the application of domestic substantive laws of any other jurisdiction).

          10.4 Section Headings; Counterparts.  The descriptive headings in this
               ------------------------------
Agreement have been inserted for convenience only and shall not be deemed to limit or otherwise affect the construction of any provision thereof or hereof. This Agreement may be executed simultaneously in any number of counterparts, each of which when so executed and delivered shall be taken to be an original; but such counterparts shall together constitute but one and the same document.

          10.5 Notices and Demands.  All notices and other communications
               -------------------
hereunder shall be in writing and shall be deemed given if delivered personally, mailed by registered or certified mail (return receipt requested) or sent via facsimile to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                    (i)  If to Investor to:

     c/o KPS Special Situations Fund, L.P.
     200 Park Avenue, 58th Floor
     New York, NY  10166
     Attention:  Stephen Presser, Esq.
     Facsimile:  (212) 867-7980

     with a copy to:

     Paul, Weiss, Rifkind, Wharton & Garrison
     1285 Avenue of the Americas
     New York, NY  10019-6064
     Attention:  Carl L. Reisner, Esq.
     Facsimile:  (212) 757-3990

                    (ii) If to the Company, to:

     United Road Services, Inc.
     17 Computer Drive
     West Albany, NY 12205
     Attention:  Gerald Riordan, President
     Facsimile: (518) 446-0676

     with a copy to:

     McDermott, Will & Emery
     600 13th Street, NW
     Attention:  Karen A. Dewis, Esq.
     Facsimile:  (202) 756-8087

          10.6 Severability.  Whenever possible, each provision of this
               ------------
Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be deemed prohibited or invalid under such applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, and such prohibition or invalidity shall not invalidate the remainder of such provision or the other provisions of this Agreement.

          10.7 Integration.  This Agreement, including the exhibits, documents
               -----------
and instruments referred to herein or therein, and the existing confidentiality agreement between Investor and the Company, constitute all of the agreements and supersede all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

          10.8 No Assignment.  Except as otherwise provided herein, (i) this
               -------------
Agreement may not be assigned, pledged, hypothecated or otherwise transferred by the Company without the consent of all of the parties hereto and (ii) the Investor may assign this Agreement to any of its Affiliates without the consent of the Company.

          10.9 Jurisdiction.  Each party hereby irrevocably submits to the
               ------------
exclusive jurisdiction of the courts of the State of New York and the federal courts of the United States of America located in such state solely in respect of any claim relating to the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement, or otherwise in respect of the transactions contemplated hereby and thereby, and hereby waives, and agrees not to assert, as a defense in any action, suit or proceeding in which any such claim is made that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in such courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts. The parties hereby consent to and grant any such court jurisdiction over such parties and over the subject matter of any such claim and agree that mailing of process or other papers in connection with any such action, suit or proceeding in the manner provided in

Section 10.5, or in such other manner as may be permitted by law, shall be valid and sufficient service thereof.

          10.10  Waiver of Jury Trial.  Each party acknowledges and agrees that
                 --------------------
any controversy which may arise under this Agreement is likely to involve complicated and difficult issues, and therefore each party hereby irrevocably and unconditionally waives any right such party may have to a trial by jury. Each party certifies and acknowledges that (i) no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver, (ii) such party understands and has considered the implications of this waiver, (iii) such party makes this waiver voluntarily, and (iv) such party has been induced to enter into this Agreement by, among other things, the mutual waivers, agreements and certifications in this section.

          10.11  Third-Party Beneficiary.  Except for Sections 3.18
                 -----------------------
(Modification of Certificate of Designation), 5.1 (Annual Management Fee) and
5.7 (Transaction Fee), nothing expressed or implied in this Agreement is intended or shall be construed to confer upon or give any Person other than the parties hereto any rights or remedies under or by reason of this Agreement or any transaction contemplated hereby.

                            [Signature page follows]

          IN WITNESS WHEREOF, the undersigned have executed this Agreement as a sealed instrument as of the day and year first above written.

                                        UNITED ROAD SERVICES, INC.



                                        By     /s/  Gerald R. Riordan
                                               ____________________________
                                        Name:   Gerald R. Riordan
                                        Title:  CEO


                                        BLUE TRUCK ACQUISITION, LLC


                                        By     /s/ Michael Psaros
                                               ____________________________
                                        Name:  Michael Psaros
                                        Title: President

                                                       Appendix A

                            (Form of Legal Opinion)

                                                       Appendix B

        (Form of Certificate of Designations, Preferences and Rights of
                           Series A Preferred Stock)

                                                                      Appendix B
                              INVESTORS' AGREEMENT


         This INVESTORS' AGREEMENT (this "Agreement") is made as of ______ __,
                                          ---------
2000, between United Road Services, Inc., a Delaware corporation (the "Company"), and Blue Truck Acquisition, LLC ( "Blue Truck").
 ------                                        ----------

         WHEREAS, the Company and Blue Truck have entered into a Purchase Agreement, dated as of April 14, 2000 (as amended, the "Purchase Agreement"),
                                                        ------------------
pursuant to which the Company has agreed to issue and sell to Blue Truck ________ shares of the Company's Series A Convertible Participating Preferred Stock, par value $0.001 (the "Series A Preferred Stock");
                              ------------------------

         WHEREAS, the Certificate of Powers, Designations, Preferences and Rights of the Preferred Shares (the "Certificate of Designations") provides,
                                     ---------------------------
among other things, that shares of the Series A Preferred Stock are convertible at any time, in part or in whole, at the option of the holder into shares of the common stock, par value $0.01 per share, of the Company (the "Common Stock");
                                                              ------------
and

         WHEREAS, the execution and delivery of this Agreement is a condition to the closing of the Purchase Agreement.

         NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         1. Definitions.
            ------------

         As used in this Agreement, the following terms shall have the meanings set forth below:

                  1.1 Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Purchase Agreement.

                  1.2 "Affiliate" of a Person means any other Person who is
                       ---------
controlled by, controls or is under common control with such Person.

                  1.3 "Company Board" means the Board of Directors of the
                       -------------
Company.

                  1.4 "Converted Shares" means the shares of Common Stock
                       ----------------
actually received by the Original Holders upon conversion of some or all of the shares of Series A Preferred Stock.

                  1.5 "Current Company Directors" means the members of the Board
                       -------------------------
of Directors of the Company as constituted immediately prior to the Closing.

                  1.6 "Independent Committee" means a committee of the Board of
                       ---------------------
Directors of the Company which consists of (i) all the Independent Members, and
(ii) one Investor Nominee.

                  1.7 "Independent Member" means a member of the Company Board
                       ------------------
who is not an Investor Nominee.

                  1.8 "Investor Nominee" means any person designated, nominated
                       ----------------
or elected by the Majority Holders to serve as a director on the Company Board pursuant to this Agreement.

                  1.9 "Liquidation" means the liquidation under applicable
                       -----------
bankruptcy or reorganization legislation, or the dissolution or winding up, of the Company.

                  1.10 "Majority Holders" shall mean the holders of a majority
                        ----------------
of the outstanding shares of Series A Preferred Stock.

                  1.11 "Original Holders" shall mean Blue Truck and any
                        ----------------
Permitted Transferees.

                  1.12 "Permitted Transferee" means any Affiliate, partner,
                        --------------------
member or stockholder of Blue Truck and the respective Affiliates, partners, members or Stockholders of such persons.

                  1.13 "Person" means an individual, corporation, limited
                        ------
liability company, partnership, association, trust or any other entity or organization.

                  1.14 "Stockholders" means all of the holders of capital stock
                        ------------
of the Company and "Stockholder" shall mean any such Person.

                  1.15 "Transfer" means to sell, assign, transfer (voluntarily
                        --------
or involuntarily), exchange (by merger or otherwise) or otherwise dispose of or to grant a lien, encumbrance, pledge or other form of security interest.

         2. Corporate Governance.
            --------------------

            2.1 Election of Directors.
                ---------------------

                2.1.1 Resignation of Directors and Filling of Vacancies. Subject
                      -------------------------------------------------
to the second sentence of this Section 2.1.1, effective as of the Closing, four of the Current Company Directors shall resign as directors, such resignations to be evidenced by letters of resignation delivered to the Company on or prior to the Closing Date, and the remaining Current Company Directors shall fill the vacancies caused by such resignations, along with the two other vacancies presently existing on the Company Board, with six (6) persons designated by the Majority Holders, such that immediately after the Closing, the Company Board shall consist of eleven (11) members, six (6) of whom shall have been designated by the Majority Holders and five (5) of whom shall be Current Company Directors. Notwithstanding anything herein to the contrary, if the Current Company Directors shall determine, in their sole discretion, that it is in the best interests of the Company to reduce the size of the Company Board to nine members prior to the Closing Date, effective as of the

Closing Date, five Current Company Directors shall resign as directors, such resignations to be evidenced as provided above and the remaining Current Company Directors shall fill the vacancies caused by such resignations with five (5) persons designated by the Majority Holders, such that, immediately after Closing, the Company Board shall consist of nine (9) members, five (5) of whom shall have been designated by the Majority Holders and four (4) of whom shall be Current Company Directors. In connection with such resignations and filling of vacancies, the Company Board shall take all action necessary (through redesignation of classes or otherwise) to cause the classes of directors on the Company Board after the Closing to be as nearly equal in number as possible and to have the Investor Nominees spread as evenly as possible among the various classes.

                2.1.2 From and after the Closing:

                      (a) The Original Holders and the Company Board shall take all necessary actions to cause the establishment and appointment of the Independent Committee having the powers under this Agreement and to select the nominees of the Independent Committee consistent with the terms of this Agreement.

                      (b) For so long as the Original Holders own (as reflected in the stock ledger of the Company on the record date for determining the shareholders who are entitled to vote for the election of directors (the "Record
                                                                          ------
Date")) at least 50% of the Adjusted Number of Shares Purchased (as defined in
----
Section 2.1.2(f)), the size of the Company Board shall be either 9 or 11 and if the size of the Company Board is eleven, the Majority Holders shall be entitled to elect and designate six of the directors to the Company Board; and if the size of the Company Board is nine, the Majority Holders shall be entitled to elect and designate five of the directors of the Company Board, and in both cases, the remainder of the members of the Company Board shall be nominated by the Independent Committee; provided, however, that so long as Charter URS LLC
                           --------  -------
and its permitted transferees ("Charterhouse") are entitled to nominate members
                                ------------
of the Company Board pursuant to the Investors Agreement, dated April 14, 2000, as amended, between Charterhouse and the Company (the "Charterhouse Investors
                                                       ----------------------
Agreement"), the Charterhouse Nominees (as defined in the Charterhouse Investors
---------
Agreement) shall be included among the nominees of such Independent Committee.

                      (c) If the Original Holders ever own (as reflected in the stock ledger of the Company on the relevant Record Date) less than 50% of the Adjusted Number of Shares Purchased, for so long as the Original Holders own at least 25% of the Adjusted Number of Shares Purchased, and regardless of whether the Original Holders subsequently regain ownership of 50% or more of the Adjusted Number of Shares Purchased, then the size of the Company Board shall be either nine or eleven, and the Majority Holders shall be entitled to elect and designate three directors to the Company Board (regardless of whether the size of the Company Board is nine or eleven).

                      (d) If the Original Holders ever own (as reflected in the stock ledger of the Company on the relevant Record Date) less than 25% of the Adjusted Number of Shares Purchased, for so long as the Original Holders own at least 10% of the Adjusted Number of Shares Purchased, and regardless of whether the Original Holders subsequently regain ownership of 25% or more of the

Adjusted Number of Shares Purchased, then the total number of directors shall be designated in accordance with the Company's Bylaws, and the Majority Holders shall be entitled to elect and designate one director to the Company Board (regardless of whether the size of the Company Board is nine or eleven).

                      (e) If the Original Holders shall ever fail to own (as reflected in the stock ledger of the Company on the relevant Record Date) at least 10% of the Adjusted Number of Shares Purchased, and regardless of whether the Original Holders subsequently regain ownership of 10% or more of the Adjusted Number of Shares Purchased, then the total number of directors shall be designated in accordance with the Company's Bylaws and the holders of the Series A Preferred Stock shall no longer be entitled, as a class, to elect any particular number of directors to the Company Board.

                      (f) The "Adjusted Number of Shares Purchased" means the Number of Convertible Equivalent Shares (as defined in the Certificate of Designations) purchased by the Original Holders, as increased, from time to time, by the number of shares of capital stock of the Company (as converted into Common Stock, if applicable) that the Original Holders purchase directly from the Company after the date hereof and as equitably adjusted, from time to time, in connection with any event requiring adjustment under Section 5(f) of the Certificate of Designations, such adjustment to be made in a manner consistent with such adjustment of the Conversion Price under Section 5(f) of the Certificate of Designations.

                2.1.3 If at any time more Investor Nominees are serving on the Company Board than are entitled to serve on the Company Board pursuant to this
Section 2.1, the holders of the Series A Preferred Stock shall cause the requisite number of Investor Nominees to immediately resign (the person to resign to be designated by the Majority Holders) from the Company Board by giving written notice to the Company so that the correct number of Investor Nominees are serving on the Company Board. Notwithstanding anything herein to the contrary, in the event that written resignations of the requisite number of Investor Nominees are not received by the Company within one business day after the event that causes such Investor Nominees to no longer be entitled to serve on the Company Board pursuant to this Section 2.1, the Independent Committee shall be entitled (without the consent of the Original Holders or the Investor Nominees) to take all action permitted under the Company's Certificate of Incorporation and Bylaws and the Delaware General Corporation Law to remove such Investor Nominees from the Company Board.

                2.1.4 At any time during which the holders of the Series A Preferred Stock are entitled to designate persons for election to the Company Board, neither the Company nor the Original Holders shall take any action to change the size of the Company Board without the approval of a majority of the Investor Nominees and the approval of a majority of the Independent Members. Notwithstanding anything herein or in the Purchase Agreement to the contrary, at any time during which the Original Holders do not own shares of the Series A Preferred Stock that represent at least 25% of the Adjusted Number of Shares Purchased (and regardless of whether the Original Holders subsequently regain ownership of 25% or more of the Adjusted Number of Shares Purchased), the Company Board may be reduced or increased at the option of the Company without the consent of holders of the Series A Preferred Stock or the Investor Nominees.

            2.2 Removal and Replacement of Directors.
                ------------------------------------

                2.2.1 Removal of Investor Nominees. If at any time the Majority Holders notify the Company Board of their wish to remove any Investor Nominee from the Company Board, the Company Board shall vote so as to remove such Investor Nominee provided that such Investor Nominee can be removed in accordance with the Company's Bylaws and the Delaware General Corporation Law. Except as otherwise provided in Sections 2.1.3 above, removal of an Investor Nominee by the Company Board requires the prior written consent of the Majority Holders unless such removal is based upon the gross negligence or willful misconduct of the Investor Nominee.

                2.2.2 Replacement of Directors. If at any time after the Closing Date, a vacancy is created on the Company Board by reason of the incapacity, death, removal or resignation of, or the expiration of the term of, any Investor Nominee, then the Majority Holders shall designate an individual to fill such vacancy provided that the Original Holders continue to have the right to designate a person for such position pursuant to Section 2.1 above. If at any time after the Closing Date, a vacancy is created on the Company Board by reason of the incapacity, death, removal or resignation of, or the expiration of the term of, any Independent Member, then the Independent Committee shall have the right to nominate an individual to fill such vacancy.

                2.2.3 Stockholder Meetings. At each meeting of Stockholders of the Company at which directors are elected, the nominees for directors proposed by the Company Board shall include the Investor Nominees and the nominees of the Independent Committee required pursuant to this Agreement.

            2.3 Board Members.
                -------------

                2.3.1 All members of the Company Board shall receive notice of each meeting of the Company Board at the same time and in the same manner.

                2.3.2 All Investor Nominees shall be entitled to the same indemnification rights as are accorded Independent Members. The Company shall at all times maintain a directors' and officers' insurance policy covering all the members of the Company Board.

         3. Restriction on Transfer.
            -----------------------

            3.1 (a) The Original Holders shall not Transfer any shares of Series A Preferred Stock to any Person (other than a Permitted Transferee) unless the Independent Committee approves such Transfer and any proposed transferee (including the Permitted Transferees) agrees in writing to be bound by the provisions of this Agreement; provided, that the Original Holders may, subject
                              --------
to prior compliance with Section 3.1(b), sell all, or any part of, the Series A Preferred Shares at any time when the product of the Current Market Price (as defined in the

Certificate of Designations) times ten is less than the Series A Preferred Base Liquidation Amount (as defined in the Certificate of Designations but adjusted in accordance with Section 5(f)(i) of the Certificate of Designations). Any transferee of shares of Series A Preferred Stock under this Section 3.1 shall stand in the shoes of the Original Holders for all purposes of this Agreement and shall be bound by all of the obligations and restrictions and entitled to all of the rights set forth herein as if such transferee were the initial signatory to this Agreement.

                           (b) Right to Redeem. Prior to any Transfer of any
                               ---------------
shares of Series A Preferred Stock pursuant to Section 3.1(a), the Original Holders shall offer the Company in writing (the "First Refusal Offer") the right
                                                 -------------------
to purchase the shares of Series A Preferred Stock proposed to be Transferred (the "Transfer Shares"), on the same terms other than price which shall be at
      ---------------
the Series A Preferred Liquidation Preference Amount (as defined in the Certificate of Designations) as the Transfer Shares. The Company shall have the right to accept the offer for all (but not less than all) Transfer Shares by written notice to the Original Holders within 5 days of receipt by the Company of the First Refusal Offer.

            3.2 The Original Holders shall not Transfer any Converted Shares to any Person without the prior written approval of the Independent Committee, except:

                (a) The Original Holders may transfer Converted Shares to Permitted Transferees who agree in writing to be bound by the provisions of this Agreement;

                (b) The Original Holders may sell Converted Shares on any national securities exchange or on any other market in which such shares are eligible for trading at the time of such proposed transfer;

                (c) The Original Holders may sell Converted Shares in a private transaction to any Person who would not own immediately following such purchase more than 15% of the then outstanding Common Stock (on a fully diluted basis); and

                (d) The Original Holders may sell Converted Shares either (i) in a private transaction or in any merger, consolidation or similar business combination in which all stockholders of the Company are offered the right to participate on identical terms and conditions in proportion, to their ownership interests; provided, that a transaction shall not be deemed to fail to satisfy
           --------
the requirements of this clause (i) of this paragraph (d) if any or all of the stockholders of the Company are required to retain up to 15% of the shares of capital stock of the Company in such transaction, or (ii) in any other transaction approved by the Independent Committee.

         4. Preemptive Rights. The Company shall not issue any Common Stock or
            -----------------
any other capital stock of the Company to any Person (the "Offered Shares") (other than Common Stock or capital stock issued (i) pursuant to any officer or director stock option plan or stock purchase plan approved by the Company Board,
(ii) in connection with a stock dividend or a subdivision of outstanding shares of Common Stock into a larger number of shares of Common Stock, (iii) in connection with an acquisition which is approved by the Company Board, (iv) pursuant to a registration statement of the Company as declared effective by the Securities Exchange Commission, (v) upon exercise or conversion of presently outstanding options, warranties or securities, including, without limitation, the Company's 8% Convertible Subordinated Debentures due 2008 and the Series A Preferred Stock, (vi) the issuance of the Closing Shares (as such term is defined in the Amended and Restated Purchase Agreement, dated as of April 14, 2000, as amended, between the Company and Charter URS LLC or (vii) pursuant to an agreement identified on Schedule 2.2 of the Company Disclosure Schedule to the Purchase Agreement), unless the Company has offered in writing (the "Preemptive Notice") to the Original Holders the right to purchase, at the same price and on the same terms as the Offered Shares, a portion of the Offered Shares equal to the product of (a) the total number of Offered Shares and (b) a fraction, the numerator of which is the number of shares of capital stock owned by the Original Holders and the denominator of which is the total number of outstanding shares (on a fully diluted, as converted basis). The Original Holders shall have the right to accept the offer for all or any portion of its portion of the Offered Shares as calculated in accordance with this Section 4 by written notice to the Company within 5 days of receipt by the Original Holders of the Preemptive Notice.

         5. Miscellaneous.
            --------------

            5.1 Notices. All notices or other communications required or
                -------
permitted hereunder shall be in writing and shall be delivered personally, or sent by facsimile, certified, registered or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally, or sent by facsimile, certified, registered or express mail or, if mailed, five days after the date of deposit in the United States mail, as follows:

                      (a)   if to the Company:

                            United Road Services, Inc.
                            17 Computer Drive West
                            Albany, NY 12205
                            Attn:  Gerald R. Riordan
                            Facsimile: (518) 446-0676

                            With a copy to:

                            McDermott, Will & Emery
                            600 13th Street, N. W.
                            Washington, D.C. 20005
                            Attn: Karen A. Dewis, Esq.
                            Facsimile:  (202) 756-8087

                      (b)   If to the Original Holders:

                            Blue Truck Acquisition, LLC
                            c/o KPS Special Situations Fund, L.P.
                            200 Park Avenue, 58th Floor
                            New York, NY  10166
                            Attn:  Stephen Presser, Esq.
                            Telecopy:  (212) 867-7980

                            With a copy to:

                            Paul, Weiss, Rifkind, Wharton &
                            Garrison
                            1285 Avenue of the Americas
                            New York, New York 10019-6064
                            Attn: Carl L. Reisner
                            Facsimile:  (212) 757-3990

Any party may, by notice given in accordance with this Section 5.1, designate another address or person for receipt of notices hereunder.

            5.2 Amendment and Waiver.
                --------------------

                5.2.1 No failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the parties hereto at law, in equity or otherwise.

                5.2.2 Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by any party from the terms of any provision of this Agreement, shall be effective (i) only if it is made or given in writing and signed by the Company and the Majority Holders and (ii) only in the specific instance and for the specific purpose for which made or given.

            5.3 Specific Performance. The parties hereto intend that each of the
                --------------------
parties has the right to seek damages or specific performance in the event that any other party hereto willfully fails to perform such party's obligations hereunder. Therefore, if any party shall institute any action or proceeding to enforce the provisions hereof, any party against whom such action or proceeding is brought hereby waives any claim or defense therein that the plaintiff party has an adequate remedy at law.

            5.4 Headings. The headings in this Agreement are for convenience of
                --------
reference only and shall not limit or otherwise affect the meaning hereof.

            5.5 Severability. If any one or more of the provisions contained
                -----------
herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

            5.6 Entire Agreement. This Agreement is intended by the parties as a
                ----------------
final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

            5.7 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN
                -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE.

            5.8 Further Assurances. Each of the parties shall, and shall cause
                ------------------
their respective Affiliates to, execute such instruments and take such action as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby.

            5.9 Successors and Assigns. This Agreement shall be binding upon and
                ----------------------
inure to the benefit of the parties and their respective permitted successors and assigns. This Agreement is not assignable by the Company and may be assigned by Blue Truck to any Permitted Transferee.

            5.10 No Third Party Beneficiaries. Except for Section 2.3, this
                 ----------------------------
Agreement is not intended to, and does not, create any rights or benefits of any Person other than the parties hereto.

            5.11 Counterparts. This Agreement may be executed in one or more
                 ------------
counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

            5.12 Effectiveness. Notwithstanding anything to the contrary
                 -------------
contained in this Agreement, this Agreement shall not become effective, and the Original Holders shall have no rights hereunder, unless and until the Closing has occurred.

                  IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement on the date first written above.



                                                  UNITED ROAD SERVICES, INC.


                                                  By:___________________________
                                                  Name:
                                                  Title:



                                                  BLUE TRUCK ACQUISITION, LLC

                                                  By:


                                                  By:___________________________
                                                  Name:
                                                  Title:

                                                                      Appendix C

                          REGISTRATION RIGHTS AGREEMENT


                  This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of [ ], 2000 between United Road Services, Inc., a Delaware corporation (the "Company"), Blue Truck Acquisition, LLC, a Delaware limited liability company ("Blue Truck"), and CFE, Inc., a Delaware corporation ("CFE" and together with Blue Truck, the "Investors").

                  WHEREAS, the Company and Blue Truck have entered into that certain Purchase Agreement, dated as of April 14, 2000 (as amended, the "Blue Truck Purchase Agreement"), pursuant to which the Company is issuing and selling $25,000,000 worth of its shares of Series A Participating Preferred Stock (the "Series A Preferred Stock") to Blue Truck;

                  WHEREAS, the Company and CFE have entered into that certain Purchase Agreement, dated as of _____ __, 2000 (the "CFE Purchase Agreement" and together with the Blue Truck Purchase Agreement, the "Purchase Agreements"), pursuant to which the Company is issuing and selling $2,000,000 worth of its shares of Series A Preferred Stock to CFE;

                  WHEREAS, the execution and delivery of this Agreement is a condition to the closing of the Purchase Agreements.

                  NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                  1. Definitions. For purposes of this Agreement:
                     -----------

                     (a) "Certificate of Designations" means the Certificate of Powers, Designations, Preferences and Rights of the Series A Preferred Stock issued by the Company.

                     (b) "Closing" means the closing of the sale and purchase of Series A Preferred Stock by the Company to the Investors.

                     (c) "Common Stock" means the common stock, par value $0.01 per share, of the Company.

                     (d) "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

                     (e) "Form S-3" means such form under the Securities Act as in effect on the date hereof or any similar "short form" registration statement subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

                     (f) "Holder" means any Person owning or having the right to acquire Registrable Securities, or any assignee thereof in accordance with
Section 11 hereof.

                     (g) "Initiating Holders" means the Holder(s) initiating a registration request under Section 2(a) hereof.

                     (h) "Investor Request" means a request from (i) Blue Truck or any Holders that in the aggregate beneficially own at least twenty-five percent (25%) of the Registrable Securities outstanding as of the date of such request, which percentage shall be determined based on the conversion described in Section 5 of the Certificate of Designations, that the Company file a registration statement under the Securities Act with respect to the Registrable Securities or (ii) CFE.

                     (i) "Investors' Agreement" means the Investors' Agreement entered into as of the date hereof between the Company and Blue Truck.

                     (j) "majority in interest of the Initiating Holders" means Initiating Holders holding a majority of the Registrable Securities held by all Initiating Holders.

                     (k) "Person" means any individual, partnership, limited liability company, joint venture, corporation, association, trust or any other entity or organization.

                     (l) "Preferred Shares" means shares of Series A Preferred Stock of the Company owned by an Investor or any assignee thereof in accordance with Section 11 hereof.

                     (m) "Register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

                     (n) "Registrable Securities" means (1) any shares of Common Stock directly or indirectly issuable or issued upon conversion of the Preferred Shares, (2) any shares of Common Stock hereafter acquired by the Investors (or any assignee thereof in accordance with Section 11) and (3) any shares of Common Stock issued to the Investors (or any assignee thereof in accordance with
Section 11) as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such Common Stock or other warrants, rights or securities; provided, however, that any Registrable
                                      --------  -------
Securities sold by an Investor in a transaction in which such Investor's rights under this Agreement are not assigned pursuant to Section 11 below shall cease to be Registrable Securities from and after the time of such sale.

                     (o) "SEC" means the Securities and Exchange Commission.

                     (p) "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

                     (q) "Violation" means any of the following statements, omissions or violations: (i) any untrue statement or alleged untrue statement of a material fact contained in a registration statement filed pursuant to this Agreement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto or any documents filed under state securities or "blue sky" laws in connection therewith, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.




                  2. Request for Registration.
                     ------------------------

                     (a) If the Company shall receive a written Investor Request, then the Company shall, within ten (10) days of the receipt thereof, give written notice of such request to all Holders and, subject to the limitations of Section 2(c) below, file (as expeditiously as practicable, and in any event within sixty (60) days after the receipt of such request) and use its best efforts to have declared effective a registration statement under the Securities Act with respect to all Registrable Securities which the Holders request to be registered by the giving of notice to the Company within thirty
(30) days after the mailing of the Company's notice referred to above, each such notice to be given in accordance with Section 18 below.

                     (b) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2 and the Company shall include such information in the written notice referred to in Section 2(a); provided, however, that notwithstanding
                                    --------  -------
anything herein to the contrary, in no event shall the Company be required to effect more than one underwritten offering in any 12 month period. In the event of an underwritten offering, the right of any Holder to include such Holder's Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Section 4(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters so selected for such underwriting by a majority in interest of the Initiating Holders; provided, however, that no Holder shall be required to make
                    --------  -------
any representations, warranties or indemnities except as they relate to such Holder's ownership of shares and authority to enter into the underwriting agreement and to such Holder's intended method of distribution, and the liability of such Holder (whether by indemnification, contribution or otherwise) shall be limited to an amount equal to the net proceeds from the offering received by such Holder. Notwithstanding any other provision of this Section 2, if the underwriter advises the Initiating Holders that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise the Company and the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated as follows: (i) first, among the Holders of Registrable Securities that have elected to participate in such underwritten offering, in proportion (as nearly as practicable) to the amount of Registrable Securities owned by such Holders until such Holders have included in the underwriting all shares requested by such Holders to be included and (ii) thereafter among any other holders of Common Stock who have exercised their piggyback registration rights, if permitted hereunder, with respect to such registration.

                     (c) The Company shall be obligated to effect only four (4) registrations pursuant to an Investor Request under this Section 2 provided,
                                                                   --------
however, that the Company shall not be obligated to effect more than one (1)
-------
registration pursuant to this Section 2 in any six (6) month period; provided,
                                                                     --------
further, that (x) CFE shall be entitled to demand only one (1) and Blue Truck
-------
shall be entitled to demand only three (3) of such four (4) registrations and
(y) Blue Truck or any of its Permitted Transferees eligible to make an Investor Request shall be entitled to make an Investor Request only with respect to at least twenty-five percent (25%) of the Registrable Securities outstanding as of such request. A registration which does not become and remain effective throughout the proposed plan of distribution or six (6) months, whichever is shorter, will not be considered one of the four (4) registrations required to be effected by the Company according to this Section 2(c). The Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to this Section 2 if the registration request is subsequently withdrawn at the request of a majority of the Initiating Holders of the Registrable Securities to be registered (in which case all Initiating Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be requested in the withdrawn registration by the Initiating Holders); provided, however,
                                                          --------  -------
that if at the time of such withdrawal, the Initiating Holders have learned of a material adverse change in the condition, business, or prospects of the Company different from that known to the Initiating Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Initiating Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to this Section 2.

                     (d) Notwithstanding the foregoing, if the Company shall furnish to the Initiating Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for up to sixty (60) days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this
                    --------  -------
right for more than an aggregate of one hundred twenty (120) days in any twelve
(12) month period; provided, further, that if at the time of any Investor
                   --------  -------
Request for a registration pursuant to this Section 2, the Company has fixed plans (following a resolution of the Board of Directors of the Company so authorizing) to file within sixty (60) days after such request a registration statement covering the sale of any of its securities in a public offering under the Securities Act, no registration shall be required to be initiated pursuant to this Section 2 until ninety (90) days after the effective date of such Company registration unless the Company is no longer proceeding diligently to effect such registration and so long as the Company shall provide the Holders with the right to participate in such public offering pursuant to, and subject to, Section 3.

                     (e) Upon the request of a majority of the Initiating Holders for the termination of a registration, the Company shall terminate such registration and such registration shall not be considered one of the four (4) registrations required under Section 2(c); provided, that the Initiating Holders pay the expenses of such registration in accordance with Section 2(c) unless excused from doing so under the proviso set forth in Section 2(c).

                  3. Company Registration. If (but without any obligation to do
                     --------------------
so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than Holders of Registrable Securities) any of its Common Stock under the Securities Act in connection with the public offering of such Common Stock for cash (other than a registration on Form S-8 (or similar or successor form) relating to the sale of securities to participants in a Company stock plan or to other compensatory arrangements to the extent includable on Form S-8 (or similar or successor form), or a registration on Form S-4 (or similar or successor form)), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 18, the Company shall, subject to the provisions of Section 9, use its best efforts to cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered. The Company shall have no obligation under this Section 3 to make any offering of its securities, or to complete an offering of its securities that it proposes to make.

                  4. Obligations of the Company. Whenever required under this
                     --------------------------
Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                     (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective promptly, and, upon the request of the Holders of a majority of the Registrable Securities being registered thereunder, keep such registration statement effective for up to one hundred twenty (120) days or until the Holders have completed the distribution referred to in such registration statement, whichever occurs first (but in any event for at least any period required under the Securities Act); provided that before filing such registration statement or any amendments thereto, the Company will furnish to the Holders copies of all such registration statements or amendments thereto proposed to be filed.

                     (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

                     (c) Furnish to the Holders such number of copies of such registration statement and of each amendment and supplement thereto (in each case without exhibits unless requested by such Holders), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents as any of the Holders may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                     (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or "blue sky" laws of such states or jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto (i) to qualify to do business in any state or jurisdiction where it would not otherwise be required to qualify but for the requirements of this clause (d), or (ii) to file a general consent to service of process in any such state or jurisdiction.

                     (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering.

                     (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

                     (g) Notify each Holder of Registrable Securities covered by such registration statement and such Holder's underwriters, if any, and confirm such advice in writing: (i) when the registration statement has become effective, (ii) when any post-effective amendment to the registration statement becomes effective and (iii) of any request by the SEC for any amendment or supplement to the registration statement or prospectus or for additional information.

                     (h) Notify each Holder of Registrable Securities if at any time the SEC should institute or threaten to institute any proceedings for the purpose of issuing, or should issue, a stop order suspending the effectiveness of the Registration Statement. Upon the occurrence of any of the events mentioned in the preceding sentence, the Company will use its best efforts to prevent the issuance of any such stop order or to obtain the withdrawal thereof as soon as possible. The Company will advise each Holder of Registrable Securities promptly of any order or communication of any public board or body addressed to the Company suspending or threatening to suspend the qualification of any Registrable Securities for sale in any jurisdiction.

                     (i) (x) cause to be delivered an opinion of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the Holders and, if applicable, the underwriters, and (y) use its commercially reasonable efforts to cause to be delivered, on the date that the registration statement with respect to such securities becomes effective, a "comfort" letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to (i) the underwriters in an underwritten public offering, addressed to the underwriters, and, a reaffirmation of such letter on the date that such Registrable Securities are delivered to the underwriters for sale or (ii) in the case of an offering that is not an underwritten public offering, to the Holders.

                     (j) As soon as practicable after the effective date of the registration statement, and in any event within sixteen (16) months thereafter, have "made generally available to its security holders" (within the meaning of Rule 158 under the Securities Act) an earnings statement (which need not be audited) covering a period of at least twelve (12) months beginning after the effective date of the registration statement and otherwise complying with Section 11(a) of the Securities Act.

                     (k) List, if the Company meets the applicable listing requirements, the Registrable Securities subject to Section 2 on the National Market System of the Nasdaq Stock Market, and on each national securities exchange or automated quotation system upon which the shares to be registered are traded.

                  5. Amendments, Supplements to Prospectus. Immediately upon
                     -------------------------------------
receipt of a notice referred to in Section 4(f) hereof, each Holder agrees to
(i) cease making sales of securities pursuant to any then effective registration statement or any prospectus contained therein until it has received from the Company an amendment or supplement to the registration statement or prospectus and (ii) to promptly deliver to the Company any copies of the registration statement or such prospectus then in its possession.

                  6. Furnish Information. It shall be a condition precedent to
                     -------------------
the obligations of the Company to take any action pursuant to this Agreement with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

                  7. Expenses of Registration. All expenses other than
                     ------------------------
underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including (without limitation) all registration, filing and qualification fees, printers' fees, fees and expenses of counsel and accountants for the Company and the reasonable fees and disbursements of one counsel for the selling Holders, shall be borne by the Company, even if such registrations, filings, or qualifications do not become effective, subject to Section 2(c).

                  8. Underwriting Requirements. In connection with any
                     -------------------------
underwritten offering initiated by the Company or any stockholder other than a Holder of Registrable Securities, the Company shall not be required under
Section 3 to include any Holder's securities in such underwriting unless such Holder accepts the terms of the underwriting as agreed upon between the Company or such stockholder and the underwriters selected by the Company or such stockholder, and then only in such quantity as will not, in the opinion of the underwriters, have an adverse effect on such offering by the Company; provided,
                                                                      --------
however, that no Holder participating in such underwriting shall be required to
-------
make any representations, warranties or indemnities except as they relate to such Holder's ownership of shares and authority to enter into the underwriting agreement and to such Holder's intended method of distribution, and the liability of such Holder (whether by indemnification, contribution or otherwise) shall be limited to an amount equal to the net proceeds from the offering received by such Holder. If a Holder complies with the requirements set forth in this Section 8, then such Holder shall have the right to be included in any underwritten offering by the Company, whether initiated by the Company or any stockholder, subject to the terms of Sections 2 and 3 and to the limitations set forth below in this Section 8. If the total number of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the largest number of securities that the underwriters reasonably believe can be sold without having an adverse effect on such offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters believe will not have an adverse effect on such offering. The securities of the Holders included shall be allocated (i) first, among all Holders of Registrable Securities that have elected to participate in such underwritten offering and other holders of Common Stock who, by agreement in effect as of the date of the Closing, do not have their priority below that of the Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities and Common Stock, respectively, owned by such holders until such holders have included in the underwriting all shares requested by such holders to be included and (ii) thereafter among any other holders of Common Stock who have exercised their piggyback registration rights, if permitted hereunder, with respect to such registration.

                  9. Indemnification. In the event any Registrable Securities
                     ---------------
are included in a registration statement under this Agreement:

                     (a) The Company will indemnify and hold harmless each Holder, its heirs, personal representatives and assigns, each of such Holder's officers, directors, partners, employees and affiliates, any underwriter (as defined in the Securities Act) for such Holder and each Person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state securities law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon a Violation; and the Company will pay to each such indemnified party, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this
        --------  -------
Section 9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case to a particular indemnified party for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such indemnified party.

                     (b) Each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers, each Person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder (and any affiliate thereof) selling securities in such registration statement and any controlling Person of any such underwriter or other Holder, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing Persons may become subject, under the Securities Act, the Exchange Act or other federal or state securities law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any Person intended to be indemnified pursuant to this Section 9(b), in connection with investigating or defending any such loss, claim, damage, liability, or action;

provided, however, that the indemnity agreement contained in this Section 9(b)
--------  -------
shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, further,
                                                          --------  -------
that in no event shall the liability of any Holder under this Section 9(b) or otherwise in connection with the offering exceed the net proceeds from the offering received by such Holder.

                     (c) Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel (but no more than one separate counsel, plus any required local counsel) with the fees and expenses to be paid by the indemnifying party, if in the reasonable opinion of counsel to an indemnified party, representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflicts of interests between, or different defenses available to, such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the indemnified party under this Section 9 except if, and only to the extent that, the indemnifying party is actually prejudiced thereby.

                     (d) The obligations of the Company and Holders under this
Section 9 shall survive the completion of any offering of Registrable Securities in a registration statement under this Agreement.

                     (e) Any indemnity agreements contained herein shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party.

                     (f) If for any reason the foregoing indemnity is unavailable, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinafter calculated, then, in lieu of indemnifying such indemnified party, the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other but also the relative fault of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by or on behalf of the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Notwithstanding anything to the contrary in this Section 9, no Holder shall be required, pursuant to this Section 9 or otherwise in connection with the offering, to contribute any amount in excess of the net proceeds received by such indemnifying party from the sale of Common Stock in the offering to which the losses, claims, damages, liabilities or expenses of the indemnified party relate.

                  10. Reports Under the Exchange Act. With a view to making
                      ------------------------------
available to the Holders the benefits of Rule 144 under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

                     (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

                     (b) remain registered under the Exchange Act and file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                     (c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

                  11. Assignment of Registration Rights. The rights to cause the
                      ---------------------------------
Company to register Registrable Securities pursuant to this Agreement may be assigned in whole or in part to any Person acquiring Registrable Securities from a Holder in compliance with the applicable provisions of any relevant agreement between such Holder and the Company, including with respect to Blue Truck the Investors' Agreement, provided that such transferee or assignee delivers to the Company a written instrument by which such transferee or assignee agrees to be bound by the obligations imposed on Holders under this Agreement to the same extent as if such transferee or assignee was a party hereto.

                  12. Amendment; Waiver. Any provision of this Agreement may be
                      -----------------
amended only with the written consent of the Company and each of the Holders. The observance of any provision of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the party to be charged. Any amendment or waiver effected in accordance with this Section 12 shall be binding upon each Holder of Registrable Securities at the time outstanding, each future Holder of all such securities, and the Company.

                  13. Changes in Registrable Securities. If, and as often as,
                      ---------------------------------
there are any changes in the Registrable Securities by way of stock split, stock dividend, combination or reclassification, or through merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions of this Agreement, as may be required, so that the rights and privileges granted hereby shall continue with respect to the Registrable Securities as so changed. Without limiting the generality of the foregoing, the Company will require any successor by merger or consolidation to assume and agree to be bound by the terms of this Agreement, as a condition to any such merger or consolidation.

                  14. No Inconsistent Agreements. The Company represents and
                      --------------------------
warrants that it has not granted to any Person the right to request or require the Company to register any securities issued by the Company, other than the rights granted to the Holders herein, the rights granted pursuant to the Amended and Restated Registration Rights Agreement dated April 14, 2000 between the Company and Charter URS LLC (the "Charter Agreement") and the rights disclosed in public filings or on Schedule 2.20(b) of the Purchase Agreements, which rights are not greater than the rights granted to the Holders herein. The Company shall not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or grant any additional registration rights to any Person or with respect to any securities which are not Registrable Securities which are prior in right to, equal in right to or inconsistent with the rights granted in this Agreement, and any such attempted agreements or grants shall be null and void and of no effect. Notwithstanding the foregoing, this paragraph 14 shall in no way diminish, alter or otherwise modify the rights granted to Charter URS LLC pursuant to the Charter Agreement.

                  15. Entire Agreement. This Agreement constitutes the full and
                      ----------------
entire understanding and agreement among the parties with regard to the subject matter hereof. Nothing in this Agreement, express or implied, is intended to confer upon any Person, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

                  16. Governing Law. This Agreement shall be governed in all
                      -------------
respects by the laws of the State of New York as such laws are applied to agreements between New York residents entered into and to be performed entirely within New York.

                  17. Successors and Assigns. The provisions hereof shall inure
                      ----------------------
to the benefit of, and be binding upon, the successors, permitted assigns (as provided in Section 11), heirs, executors and administrators of the parties hereto.

                  18. Notices. Unless otherwise provided, any notice required or
                      -------
permitted under this Agreement shall be given in writing and shall be deemed effectively given upon receipt by the party to be notified (including by telecopier, receipt confirmed) or three (3) days after deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified (a) if to a party other than the Company, at such party's address set forth at the end of this Agreement or at such other address as such party shall have furnished to the Company in writing, or (b) if to the Company, at its address set forth at the end of this Agreement, or at such other address as the Company shall have furnished to the parties in writing.

                  19. Effectiveness. Notwithstanding anything to the contrary
                      -------------
contained in this Agreement, this Agreement shall not become effective, and the Investors shall have no rights hereunder, unless and until the Closing has occurred.

                  20. Severability. Any invalidity, illegality or limitation on
                      ------------
the enforceability of this Agreement or any part hereof, by any party whether arising by reason of the law of the respective party's domicile or otherwise, shall in no way affect or impair the validity, legality or enforceability of this Agreement with respect to other parties. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  21. Titles and Sub-titles. The titles and sub-titles of the
                      ---------------------
Sections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

                  22. Delays or Omissions; Remedies Cumulative. It is agreed
                      ----------------------------------------
that no delay or omission to exercise any right, power or remedy accruing to the parties, upon any breach or default of another party under this Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character by a party of any breach or default under this Agreement, or any waiver by a party of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in writing and that all remedies, either under this Agreement, or by law or otherwise afforded to a party, shall be cumulative and not alternative.

                  23. Counterparts. This Agreement may be executed in any number
                      ------------
of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

                  IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

                                            UNITED ROAD SERVICES, INC.


                                            By:_________________________________
                                               Name:
                                               Title:

Address:
_______

17 Computer Drive West
Albany, NY 12205
Attn: Chief Executive Officer
Telecopy: (518) 446-0580

                                            BLUE TRUCK ACQUISITION, LLC



                                            By:_________________________________
                                               Name:
                                               Title:


Address:
_______

200 Park Avenue, 58th Floor
New York, NY 10166
Attn: Stephen Presser
Telecopy: (212) 867-7980

                                            CFE, INC.



                                            By:_________________________________
                                               Name:
                                               Title:



Address:
_______

800 Connecticut Avenue, Two North
Norwalk, CT 06854
Attention: Martin S. Greenberg
Telecopy: (203) 852-3660

with copies to:

Winston & Strawn
200 Park Avenue
New York, NY 10166
Attention: William D. Brewer
Telecopy: (212) 294-4700

CFE, Inc.
800 Connecticut Avenue, Two North
Norwalk, CT 06854
Attention: Jill A.G. Zellner
Telecopy: (203) 852-3670

                                                                      Appendix D
                          United Road Services, Inc.


                          8% Convertible Subordinated
                              Debentures due 2008

                           _________________________

                              Amended and Restated
                               Purchase Agreement
                           _________________________


                              Dated April 14, 2000

                               TABLE OF CONTENTS

                                                                                                    PAGE NO.
1.   AUTHORIZATION OF DEBENTURES....................................................................     1

2.   ISSUANCE OF DEBENTURES.........................................................................     2

3.   INTENTIONALLY OMITTED..........................................................................     2

4.   CLOSING........................................................................................     2
     4.1.     CLOSING...............................................................................     2
     4.2.     INTENTIONALLY OMITTED.................................................................     3

5. CONDITIONS TO THE CLOSING........................................................................     3
     5.1.     CONDITIONS  TO CLOSING................................................................     3
     5.2.     INTENTIONALLY OMITTED.................................................................     5

6.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY..................................................     5
     6.1.     ORGANIZATION; POWER AND AUTHORITY.....................................................     5
     6.2.     AUTHORIZATION, ETC....................................................................     5
     6.3.     CAPITALIZATION........................................................................     6
     6.4.     ORGANIZATION AND OWNERSHIP OF SHARES OF SUBSIDIARIES..................................     6
     6.5.     FILED DOCUMENTS AND FINANCIAL STATEMENTS..............................................     7
     6.6.     COMPLIANCE WITH LAW, ETC..............................................................     7
     6.7.     GOVERNMENTAL AUTHORIZATIONS, ETC......................................................     7
     6.8.     INTENTIONALLY OMITTED.................................................................     8
     6.9.     INTENTIONALLY OMITTED.................................................................     8
     6.10.    INTENTIONALLY OMITTED.................................................................     8
     6.11.    INTENTIONALLY OMITTED.................................................................     8
     6.12.    INTENTIONALLY OMITTED.................................................................     8
     6.13.    ABSENCE OF UNDISCLOSED LIABILITIES ...................................................     8
     6.14.    INTENTIONALLY OMITTED.................................................................     8
     6.15.    INTENTIONALLY OMITTED.................................................................     8
     6.16.    INTENTIONALLY OMITTED.................................................................     8
     6.17.    INTENTIONALLY OMITTED.................................................................     8
     6.18.    INTENTIONALLY OMITTED.................................................................     8
     6.19.    STATUS UNDER CERTAIN STATUTES.........................................................     8
     6.20.    FOREIGN CORRUPT PRACTICES ACT; NO UNLAWFUL PAYMENTS...................................     8
     6.21.    INTENTIONALLY OMITTED.................................................................     9
     6.22.    INTENTIONALLY OMITTED.................................................................     9
     6.23.    NO BROKERS OR FINDERS.................................................................     9

     6.24.    INTERESTS OF KPS RELATED PERSONS...........................................................     9

7.   REPRESENTATIONS OF CHARTERHOUSE.....................................................................    10
     7.1.     AUTHORIZATION, ETC.........................................................................    10
     7.2.     PURCHASE FOR INVESTMENT....................................................................    10
     7.3.     OWNERSHIP OF 1998 DEBENTURES...............................................................    10

8.   INFORMATION AS TO THE COMPANY.......................................................................    10
     8.1.     FINANCIAL AND BUSINESS INFORMATION.........................................................    10
     8.2.     INSPECTION.................................................................................    12
     8.3.     EFFORTS TO CLOSE BLUE TRUCK TRANSACTION....................................................    12

9.   OPTIONAL REDEMPTION OF THE DEBENTURES...............................................................    13

10.  OPTIONAL CONVERSION.................................................................................    14
     10.1.    INTENTIONALLY OMITTED......................................................................    14
     10.2.    CONVERSION BY THE HOLDER...................................................................    14
     10.3.    CONVERSION PRICE...........................................................................    15
     10.4.    FRACTIONS OF SHARES........................................................................    15
     10.5.    ADJUSTMENT OF CONVERSION PRICE ............................................................    15
     10.6.    NOTICE OF ADJUSTMENTS OF CONVERSION PRICE..................................................    20
     10.7.    NOTICE OF CERTAIN CORPORATE ACTION.........................................................    20
     10.8.    COMPANY TO RESERVE COMMON STOCK............................................................    21
     10.9.    INTENTIONALLY OMITTED......................................................................    21
     10.10.   COVENANT AS TO COMMON STOCK................................................................    21
     10.11.   CANCELLATION OF CONVERTED DEBENTURES.......................................................    21
     10.12.   PROVISIONS IN CASE OF CONSOLIDATION, MERGER OR SALE OF ASSETS..............................    21

11.  AFFIRMATIVE COVENANTS...............................................................................    22
     11.1.    COMPLIANCE WITH LAW........................................................................    22
     11.2.    INSURANCE..................................................................................    22
     11.3.    MAINTENANCE OF PROPERTIES..................................................................    22
     11.4.    PAYMENT OF TAXES...........................................................................    22
     11.5.    CORPORATE EXISTENCE, ETC...................................................................    23
     11.6.    REPURCHASE OF THE DEBENTURES AT THE OPTION OF THE HOLDER UPON A CHANGE OF CONTROL..........    23
     11.7.    DEBENTURES SUBORDINATE TO SENIOR OBLIGATIONS...............................................    25

12.  NEGATIVE COVENANTS..................................................................................    29
     12.1.    MERGER, CONSOLIDATION, ETC.................................................................    29
     12.2.    NO DIVIDENDS OR REDEMPTION.................................................................    29

     12.3.    FORBEARANCE FROM RESTRICTIONS ON RIGHTS OF HOLDERS OF DEBENTURES............................   30
     12.4.    RESTRICTIONS ON PARI PASSU INDEBTEDNESS AND CERTAIN STOCK...................................   30
     12.5.    RELATED PARTY TRANSACTIONS..................................................................   30
     12.6.    ASSET SALES.................................................................................   31

13.  EVENTS OF DEFAULT ...................................................................................   32

14.  REMEDIES ON DEFAULT, ETC.............................................................................   34
     14.1.    ACCELERATION. ..............................................................................   34
     14.2.    OTHER REMEDIES..............................................................................   34
     14.3.    RESCISSION..................................................................................   34
     14.4.    NO WAIVERS OR ELECTION OF REMEDIES, EXPENSES, ETC...........................................   35

15.  REGISTRATION; EXCHANGE; SUBSTITUTION OF DEBENTURES...................................................   35
     15.1.    REGISTRATION OF DEBENTURES..................................................................   35
     15.2.    TRANSFER AND EXCHANGE OF DEBENTURES.........................................................   35
     15.3.    REPLACEMENT OF DEBENTURES...................................................................   36

16.  PAYMENTS ON DEBENTURES...............................................................................   36
     16.1.    PLACE OF PAYMENT............................................................................   36
     16.2.    HOME OFFICE PAYMENT.........................................................................   37
     16.3.    INTEREST....................................................................................   37

17.  EXPENSES, ETC........................................................................................   37
     17.1.    TRANSACTION EXPENSES........................................................................   37
     17.2.    SURVIVAL....................................................................................   38

18.  INDEMNIFICATION......................................................................................   38
     18.1.    INDEMNIFICATION BY THE COMPANY..............................................................   38
     18.2.    TERMS AND CONDITIONS OF INDEMNIFICATION.....................................................   39

19.  SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.........................................   40

20.  AMENDMENT AND WAIVER.................................................................................   40
     20.1.    REQUIREMENTS................................................................................   40
     20.2.    SOLICITATION OF HOLDERS OF DEBENTURES.......................................................   41
     20.3.    BINDING EFFECT, ETC.........................................................................   41
     20.4.    DEBENTURES HELD BY COMPANY, ETC.............................................................   41

21.  NOTICES..............................................................................................   42

22.  REPRODUCTION OF DOCUMENTS.................................................................  43

23.  INTENTIONALLY OMITTED.....................................................................  43

24.  SUBSTITUTION OF CHARTERHOUSE..............................................................  43

25.  MISCELLANEOUS.............................................................................  43
     25.1.    SUCCESSORS AND ASSIGNS...........................................................  43
     25.2.    PAYMENTS DUE ON NON-BUSINESS DAYS................................................  44
     25.3.    SEVERABILITY.....................................................................  44
     25.4.    CONSTRUCTION.....................................................................  44
     25.5.    COUNTERPARTS.....................................................................  44
     25.6.    GOVERNING LAW....................................................................  44
     25.7.    FURTHER ASSURANCES...............................................................  45

                         EXHIBITS AND SCHEDULES INDEX


Exhibit 1                     Form of Debenture

Exhibit 2                     Lost Note Affidavits

Exhibit 3                     Form of Company Counsel Opinion

Exhibit 4                     Amendment and Restatement Agreement

Exhibit 5                     Blue Truck Certificate of Designations

Exhibit 6                     Blue Truck Investor"s Agreement

Exhibit 7                     Blue Truck Purchase Agreement

Exhibit 8                     Blue Truck Registration Rights Agreement

Exhibit 9                     Charterhouse Consent

Exhibit 10                    Charterhouse Release

Exhibit 11                    Charterhouse Side Letter

Exhibit 12                    Company Release

Exhibit 13                    Termination Agreement

Schedule A                    Defined Terms

Schedule 6.3.2(a)             Other Authorized Capital

Schedule 6.3.2(b) Number Shares of Issuable and Reserved Shares for Stock Options and Warrants

Schedule 6.3.2(c)             Stock Option Plan

Schedule 6.4.1(a)             List of Subsidiaries and Jurisdiction of
                              Organization

Schedule 6.4.1(b)             Liens on Shares

Schedule 6.6                  Compliance with Laws

Schedule 6.13                 Absence of Undisclosed Liabilities

Schedule 6.23                 Brokers and Finders Fee

Schedule 6.24                 Interest of KPS Related Persons

Schedule 6.24.2               Blue Truck Consents

Schedule 12.5.1               Fees on Blue Truck Documents

                          United Road Services, Inc.
                               8 Automation Lane
                            Albany, New York 12205


                          8% Convertible Subordinated
                              Debentures due 2008


                                        April 14, 2000

Charter URS LLC
575 Madison Avenue
New York, New York

Ladies and Gentlemen:

          Reference is hereby made to that certain purchase agreement, dated as of November 9, 1998, between United Road Services, Inc., a Delaware corporation (the "Company"), and Charter URS LLC, a Delaware limited liability company ("Charterhouse"), relating to, among other things, the purchase of 8% Convertible Subordinated Debentures due 2008 (the "1998 Purchase Agreement"). The Company and Charterhouse have agreed to restructure the transactions contemplated by the 1998 Purchase Agreement, including, without limitation, the indebtedness evidenced by the debentures issued under the 1998 Purchase Agreement (the "1998 Debentures"), in the manner set forth below. Accordingly, the Company and Charterhouse hereby agree as follows (the "Agreement"):


1.   AUTHORIZATION OF DEBENTURES

     The Company has authorized the issue of its 8% Convertible Subordinated Debentures due 2008 (the "Debentures") on the terms and subject to the conditions set forth in this Agreement. The Debentures shall be substantially in the form set out in Exhibit 1 attached hereto, with such changes therefrom, if
                    ---------
any, as may be approved by Charterhouse, the Company and, to the extent required in Section 20.1, Blue Truck. Certain capitalized terms used in this Agreement are defined in Schedule A; references to a "Schedule" or an "Exhibit" are,
               ----------
unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

2.   ISSUANCE OF DEBENTURES

     2.1. Effective as of the Closing (as defined in Section 4.1), the indebtedness evidenced by the 1998 Debentures shall be amended and restated so as to be the indebtedness evidenced by the Debentures. In that connection, on the terms and subject to the conditions set forth in this Agreement, the Company will issue to Charterhouse, and Charterhouse will acquire from the Company, at the Closing, the Debentures in an aggregate principal amount equal to the aggregate principal amount of the 1998 Debentures together with all accrued interest thereon as of the Closing.

     2.2.  INTENTIONALLY OMITTED

3.   INTENTIONALLY OMITTED

4.   CLOSING

     4.1.  CLOSING.

           4.1.1 The issuance of the Debentures to be issued to Charterhouse under this Agreement shall occur at the offices of Paul Weiss Rifkind & Garrison, 1285 Avenue of the Americas, New York, New York, at 9:00 a.m., Eastern Standard Time, at a closing (the "Closing") on the date of the closing of the transaction contemplated under the Blue Truck Documents (the "Blue Truck Closing"), subject to the satisfaction or waiver of the conditions set forth in
Section 5.1 (the "Issue Date") or such other Business Day thereafter as may be agreed upon by Charterhouse and the Company. At the Closing, the Company will deliver to Charterhouse the Debentures to be issued to Charterhouse at the Closing in the form of a single Debenture (or such greater number of Debentures as Charterhouse may request) dated the Issue Date and registered in Charterhouse's name (or in the name of Charterhouse's nominee), against delivery by Charterhouse to the Company of (A) either (i) all the 1998 Debentures marked "canceled" or (ii) lost note affidavits in the form annexed hereto as Exhibit 2
                                                                      ---------
with respect to the 1998 Debentures, and (B) a letter by Charterhouse acknowledging that all accrued interest on the 1998 Debentures is no longer owing (the "Interest Letter").

           4.1.2 If (A) the Blue Truck Closing shall fail to occur on or before the earlier to occur of tenth day after the approval of the transactions contemplated the Blue Truck Documentation by the requisite vote of stockholders of the Company and August 31, 2000 (the "Drop-Dead Date"), (B) at the Closing the Company shall fail to tender the Debentures to Charterhouse as provided above in Section 4.1.1, or (C) any of the conditions specified in Section 5.1.1 shall not have been fulfilled to Charterhouse's satisfaction on or before the Drop-Dead Date, then Charterhouse shall, at Charterhouse's election, be relieved of all further obligations under this Agreement, without thereby waiving any rights Charterhouse may have by reason of such failure or such nonfulfillment.

           4.1.3 If (A) the Blue Truck Closing shall fail to occur on or before the Drop-Dead Date, (B) at the Closing Charterhouse shall fail to tender the 1998 Debentures or lost note affidavits and the Interest Letter to the Company as provided above in Section 4.1.1, or (C) any of the conditions specified in Section 5.1.2 shall not have been fulfilled to the Company's satisfaction on or before the Drop-Dead Date, the Company shall, at the Company's election, be relieved of all further obligations under this Agreement (other than as provided in clause (ii) of Section 11.7.10 and Section 17.1), without thereby waiving any rights the Company may have by reason of such failure or such nonfulfillment.

4.2.  INTENTIONALLY OMITTED

5.  CONDITIONS TO THE CLOSING

5.1.  CONDITIONS TO CLOSING

      5.1.1 Charterhouse's obligation to consummate the transactions contemplated by Section 4.1 of this Agreement is subject to the fulfillment or waiver, prior to or at the Closing, of the following conditions:

            (a) Representations and Warranties. The representations and warranties of the Company in this Agreement and the Other Agreements which are qualified as to materiality shall be true and correct, and all other representations and warranties of the Company in this Agreement and the Other Agreements shall be true and correct, in all material respects, in each case (i) when made and (ii) at the time of the Closing (except where such representations and warranties expressly relate to a specific date or time (other than the date hereof) which need only be true and correct as of such date or time).

            (b) Performance; No Default. The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing and, after giving effect to the issue and sale of the Debentures, no Default or Event of Default shall have occurred and be continuing.

            (c) Compliance Certificates.

                    (i) Officer's Certificate. The Company shall have delivered to Charterhouse an Officer's Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 5.1.1(a), 5.1.1(b) and 5.1.1(h) have been fulfilled.

                    (ii) Secretary's Certificate. The Company shall have delivered to Charterhouse a certificate of the secretary of the Company certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Debentures, this Agreement and the Other Agreements and the approval of the issuance of the Debentures pursuant to this Agreement.

               (d) Opinion of Counsel. Charterhouse shall have received an opinion, dated the date of the Closing, from McDermott, Will & Emery ("McDermott Will"), counsel to the Company, in the form attached hereto as Exhibit 3.
                                                               ---------

            (e) Transaction Permitted by Applicable Law, etc. On the date of the Closing, Charterhouse's acquisition of the Debentures shall not (i) violate any applicable law or regulation (including, without limitation, Regulation U, T, or X of the Board of Governors of the Federal Reserve System) and (ii) subject Charterhouse to any tax, penalty or liability under or pursuant to any change in applicable law or regulation occurring after the date of this Agreement.

            (f) New Bank Facility. The refinancing described in Section 5.1.2(e) shall have been consummated.

            (g) Other Agreements and Documents. All Other Agreements shall be in full force and effect and the Company and the other parties thereto shall have delivered to Charterhouse a true, complete and executed copy of each Other Agreement. All documents and instruments incident to the transactions contemplated by this Agreement and the Other Agreements shall be satisfactory to Charterhouse and Proskauer Rose LLP ("Proskauer"), its counsel, and Charterhouse and Proskauer shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

            (h) Blue Truck Transaction. The transactions contemplated by the Blue Truck Documentation, including, without limitation the issuance to Blue Truck of the Blue Truck Preferred Stock in consideration of the payment of $25,000,000, shall have been consummated in accordance with the terms and conditions of the Blue Truck Documents as in effect on the date of this Agreement, without any amendment, modification or supplement thereto.

     5.1.2 The Company's obligation to consummate the transactions contemplated by Section 4.1 of this Agreement is subject to the fulfillment or waiver, prior to or at the Closing, of the following conditions:

            (a) Representations and Warranties. The representations and warranties of Charterhouse in this Agreement which are qualified as to materiality shall be true and correct, and all other representations and warranties of Charterhouse in this Agreement shall be true and correct, in all material respects, in each case (i) when made and (ii) at the time of the Closing (except where such representations and warranties expressly relate to a specific date or time (other than the date hereof) which need only be true and correct as of such date or time).

            (b) Performance. Charterhouse shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing.

            (c) Officer's Certificate. Charterhouse shall have delivered to the Company an Officer's Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 5.1.2(a) and 5.1.2(b) have been fulfilled.

          (d) Other Documents. All documents and instruments incident to the transactions contemplated by this Agreement shall be satisfactory to the Company and McDermott Will, its counsel, and McDermott Will shall have received all such counterpart originals or certified or other copies as they may reasonably request.

          (e) New Credit Facility. The Company shall have refinanced or replaced its credit facility under the Senior Credit Agreement (as defined in Section 11.7) with a senior secured credit facility providing for at least $80 million in loans (the "New Credit Facility").

          (f) Blue Truck Transaction. The transactions contemplated by the Blue Truck Documentation, including, without limitation the issuance to Blue Truck of the Blue Truck Preferred Stock in consideration of the payment of $25,000,000, shall have been consummated.

5.2.  INTENTIONALLY OMITTED


6.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY

      The Company represents and warrants as follows:

6.1.  ORGANIZATION; POWER AND AUTHORITY

      The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, be expected to have a Material Adverse Effect. The Company has the corporate power and authority (i) to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact except where the failure to have such corporate power or authority would not, individually or in the aggregate, be expected to have a Material Adverse Effect, (ii) to execute and deliver this Agreement, the Other Agreements to which it is a party, and the Debentures and (iii) to perform the provisions hereof and thereof.

6.2.  AUTHORIZATION, ETC.

      This Agreement, the Other Agreements to which the Company is a party and the Debentures have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement constitutes, and upon execution and delivery thereof, each Other Agreement to which the Company is a party and the Debentures will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Common Stock issuable upon conversion of the Debentures has been duly authorized and reserved for issuance and upon issuance of the Common Stock upon conversion of the Debentures pursuant to Section 10 hereof such Common Stock will be validly issued, fully paid and nonassessable.

6.3.  CAPITALIZATION

      6.3.1 As of the date hereof, the authorized capital stock of the Company consists of (i) 35,000,000 shares of common stock, par value $.001 per share (the "Common Stock"), of which 17,851,649 shares are issued and outstanding and
(ii) 5,000,000 shares of preferred stock, par value $.001 per share (the "Company Preferred Stock"), of which no shares are issued and outstanding.

      6.3.2 The outstanding shares of Common Stock of the Company have been duly authorized and are validly issued and outstanding, fully paid and nonassessable, and subject to no preemptive rights (and were not issued in violation of preemptive rights). As of the date hereof, except as disclosed in the previous paragraph or as set forth in Schedule 6.3.2 (a), Schedule 6.3.2 (b)
                                          ------------------  ------------------
or the issuance of the Blue Truck Preferred Stock under the Blue Truck Documentation, there are no other shares of capital stock of the Company authorized and reserved for issuance and the Company does not have any commitment to authorize, issue or sell any of its capital stock or securities convertible into or exchangeable for its capital stock other than with respect to the 1998 Debentures. The number of shares of Common Stock which are issuable and reserved for issuance upon exercise of stock options or warrants of the Company outstanding as of the date hereof are disclosed on Schedule 6.3.2 (b).
                                                           ------------------
The Company has no outstanding securities convertible into capital stock of the Company except (i) for the 1998 Debentures and (ii) on the Issue Date, the Blue Truck Preferred Stock and the Debentures shall be outstanding, (iii) for the stock options issued under the stock options plans listed on Schedule 6.3.2 (c),
                                                             ------------------
which lists all stock option plans of the Company, and (iv) the warrant issued to the Bank of America and described on Schedule 6.3.2(c).
                                        -----------------

6.4.  ORGANIZATION AND OWNERSHIP OF SHARES OF SUBSIDIARIES

      6.4.1  The Company has disclosed in Schedule 6.4.1 (a) a list of all
                                          ------------------
of its Subsidiaries together with the jurisdiction of organization of each such Subsidiary. All of the outstanding shares of capital stock or similar equity interests of each Subsidiary of the Company have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien, except for Liens on certain Subsidiaries' shares as set forth on Schedule 6.4.1 (b). The Company owns no equity interests in any other
         ------------------
Person other than the Subsidiaries listed on Schedule 6.4.1(a).
                                             -----------------

      6.4.2 Each Subsidiary of the Company is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact except where the failure to have such power or authority would not, individually or in the aggregate, be expected to have a Material Adverse Effect.

6.5.  FILED DOCUMENTS AND FINANCIAL STATEMENTS

      Each of the documents filed by the Company with the SEC complied when filed in all material respects with all of the requirements of the Securities Act and the Exchange Act, as applicable, and did not contain any untrue statement of a material fact or omit to state any material fact required to be contained therein or necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading. Any financial statements (excluding proforma financial statements) contained in such filings (including in each case the related schedules and notes) fairly present in all material respects the combined financial position of the Company and its Subsidiaries as of the respective dates and the combined results of their operations and cash flows for the respective periods and have been prepared in accordance with GAAP consistently applied throughout the periods involved (subject, in the case of any interim financial statements, to normal year-end adjustments).

6.6.  COMPLIANCE WITH LAW, ETC.

      Except as set forth on Schedule 6.6, the execution, delivery and
                             ------------
performance by the Company of this Agreement, the Other Agreements to which it is a party and the Debentures will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any Property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, credit agreement, corporate charter or bylaws, or any other agreement, lease or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, (ii) conflict with, or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary, other than in the cases of clauses (i), (ii) and (iii), which contravention, conflict or violation would reasonably be expected to have a Material Adverse Effect.

6.7.  GOVERNMENTAL AUTHORIZATIONS, ETC.

      No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Agreement, the Other Agreements to which the Company is a party and the Debentures, except that a filing pursuant to the HSR Act may be required in connection with the issuance or conversion of the Debentures.

6.8.  INTENTIONALLY OMITTED

6.9.  INTENTIONALLY OMITTED

6.10. INTENTIONALLY OMITTED

6.11. INTENTIONALLY OMITTED

6.12. INTENTIONALLY OMITTED

6.13. ABSENCE OF UNDISCLOSED LIABILITIES

      Except as set forth in Schedule 6.13, the Company has no Material
                             -------------
liabilities, losses or obligations of any nature, whether absolute, accrued, contingent or otherwise, except for (i) liabilities included or reflected in the financial statements of the Company for the year ended December 31, 1999 and adequately reserved against therein in accordance with GAAP, (ii) liabilities disclosed in the Schedules hereto, (iii) liabilities incurred in the ordinary course of business subsequent to December 31, 1999, (iv) liabilities or performance obligations arising in the ordinary course of business (and not as a result of a breach or default by the Company) out of or under agreements, contracts, leases, arrangements or commitments to which the Company is a party or (v) liabilities under this Agreement.

6.14. INTENTIONALLY OMITTED

6.15. INTENTIONALLY OMITTED

6.16. INTENTIONALLY OMITTED

6.17. INTENTIONALLY OMITTED

6.18. INTENTIONALLY OMITTED

6.19. STATUS UNDER CERTAIN STATUTES

      Neither the Company nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, the Interstate Commerce Act, as amended, or the Federal Power Act, as amended.

6.20. FOREIGN CORRUPT PRACTICES ACT; NO UNLAWFUL PAYMENTS

      The Company is not in violation of section 30A of the Exchange Act. No director, officer, agent, employee, or any other Person acting on behalf the Company has, directly or indirectly, used any corporate funds for unlawful contributions, gifts, entertainment, or other unlawful expenses; made any unlawful payment to government officials or employees or to political parties or campaigns; established or maintained any unlawful fund of corporate monies or other assets; made or received any bribe, or any unlawful rebate, payoff, influence payment, kickback or other payment, to any governmental or non-governmental Person, regardless of form, whether in money, property, or services, to obtain favorable treatment in securing business or to obtain special concessions, or to pay for favorable treatment for business or for special concessions secured, the result of which would have a Material Adverse Effect.

6.21. INTENTIONALLY OMITTED

6.22. INTENTIONALLY OMITTED

6.23. NO BROKERS OR FINDERS

      Except as set forth on Schedule 6.23, no agent, broker, finder, or
                             -------------
investment or commercial banker or other Person or firm engaged by or acting on behalf of the Company or any Subsidiary in connection with the negotiation, execution or performance of this Agreement or the transactions contemplated by this Agreement, is or will be entitled to any brokerage or finder's or similar fee or other commission as a result of this Agreement or such transactions.

6.24. INTERESTS OF KPS RELATED PERSONS

      6.24.1   Except as set forth in Schedule 6.24 and for the Blue Truck
                                      -------------
Documentation, no KPS Related Person:

                    (i) owns any interest in any Person (other than the beneficial ownership for investment purposes of 5% or less of any class of equity securities of any Person which is registered under Section 12 of the Securities Exchange Act of 1934) which is a competitor, supplier or customer of the Company or serves as an officer, director, employee or consultant for any such Person;

                   (ii) owns, in whole or in part, any property, asset or right of material significance, used in connection with the Business;

                  (iii) has an interest in any material agreement; or

                   (iv) has any material contractual arrangements with the Company, whether written or oral.

      6.24.2 The Company has provided to Charterhouse a true and complete copy of all Blue Truck Documentation. No party to any agreement, instrument or other document that is part of the Blue Truck Documentation is in default under any such document. No notice of default or dispute under any such document has been given to any party thereto and no claim has been made thereunder. The Blue Truck Documentation is in full force and effect and, as of the Closing, the Company and each party to the Blue Truck Documentation shall have obtained, with respect to such documentation, all consents to the execution, delivery and performance of the Blue Truck Documentation that are listed on Schedule 6.24.2.
                                                   ---------------

7.    REPRESENTATIONS OF CHARTERHOUSE

7.1.  AUTHORIZATION, ETC.

      Charterhouse is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. Charterhouse represents that this Agreement and the Other Agreements to which it is or becomes a party, has been duly authorized by all necessary organizational action on the part of it, and this Agreement and the Other Agreements to which it is or becomes a party, constitutes, and upon execution and delivery by the Company of this Agreement and the Other Agreements, will constitute, legal, valid and binding obligations of it enforceable against it in accordance with their terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

7.2.  PURCHASE FOR INVESTMENT

      Charterhouse represents that it is acquiring the Debentures and the Closing Shares for investment purposes, for its own account or for one or more separate accounts maintained by it and not with a view to the distribution thereof, provided that the disposition of its property shall at all times be within its control. Charterhouse acknowledges that the Debentures and the Closing Shares have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Debentures. Charterhouse is an "Accredited Investor" as defined under Rule 501 of Regulation D promulgated under the Securities Act.

7.3.  OWNERSHIP OF 1998 DEBENTURES

      Charterhouse represents that it owns the 1998 Debentures free and clear of any liens, claims or encumbrances and that it has not assigned any of its right, title or interest in or to the 1998 Debentures, the 1998 Purchase Agreement or the "Other Agreements" referred to therein to any Person.

8.    INFORMATION AS TO THE COMPANY

8.1.  FINANCIAL AND BUSINESS INFORMATION

      The Company shall deliver to each holder of a minimum of $5,000,000 in principal amount of the Debentures:

      (a) Monthly Statements -- promptly after delivery of such reports to management:

          (i) duplicate copies of preliminary flash financial reports prepared monthly in the normal course of business for Company management and/or board of directors with respect to the Company's operations by region and business segment; and

         (ii) duplicate copies of operational summaries prepared monthly in the normal course of business for Company management and/or board of directors with respect to the Company's regional and geographical results of operations;

     (b) Quarterly Statements -- within 45 days after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of:

          (i) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter; and

         (ii) consolidated statements of income, changes in stockholders' equity and cash flows of the Company and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year (if applicable) all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Company's Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the SEC shall be deemed to satisfy the requirements of this Section 8.1(b);

          (c) Annual Statements -- within 90 days after the end of each fiscal year of the Company, duplicate copies of:

              (i) a consolidated balance sheet of the Company and its Subsidiaries, as at the end of such year, and

             (ii) consolidated statements of income, changes in stockholders' equity and cash flows of the Company and its Subsidiaries, for such year,

     setting forth in each case in comparative form the figures for the previous fiscal year (if applicable) all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion, provided that the Company's Annual Report on Form 10-K for such fiscal year (together with the Company's Annual Report to stockholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the SEC shall be deemed to satisfy the requirements of this Section 8.1(c);

     (d) SEC and Other Reports -- promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by the Company or any Subsidiary to public securities holders generally, and
(ii) each regular or periodic report, each registration statement that shall have become effective (without exhibits except as expressly requested by such Holder), and each final prospectus and all amendments thereto filed by the Company or any Subsidiary with the SEC;

     (e) Notice of Default or Event of Default -- promptly, and in any event within five days after a Responsible Officer becoming aware of the existence of any Default or Event of Default, a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

     (f)      INTENTIONALLY OMITTED;

     (g) Requested Information -- with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries or relating to the ability of the Company to perform its obligations under this Agreement, the Other Agreements to which it is a party and the Debentures as from time to time may be reasonably requested by any such Holder of Debentures.

8.2. INSPECTION

     The Company shall permit the representatives of each Holder of a minimum of $5,000,000 in principal amount of Debentures at the expense of the Company to visit and inspect any of the offices or properties of the Company or any Significant Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants, during normal business hours and with prior notice; provided, however, that each Holder agrees to conduct, and the Company shall be required to pay the Holder's expenses, only for such visits, inspections, examinations, copies and discussions as are reasonably necessary to keep the Holder informed of the Company's affairs, finances and accounts.

8.3.  EFFORTS TO CLOSE BLUE TRUCK TRANSACTION

      Subject to the terms and conditions provided in the Blue Truck Documentation, the Company shall use all reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations (i) to consummate and make effective the transactions contemplated by the Blue Truck Documentation or
(ii) that are otherwise required under the Blue Truck Documentation. This Agreement may be terminated by either party upon the termination of the Blue Truck Purchase Agreement, without otherwise affecting either party's liability for a breach of this Agreement prior to such termination.

9.    OPTIONAL REDEMPTION OF THE DEBENTURES

      9.1. OPTIONAL REDEMPTION

      At any time following the Issue Date the Company may give notice (in accordance with Section 9.2 below) to the Holders that it wishes to redeem the outstanding Debentures in whole but not in part at a redemption price equal to 100% of the principal amount of such Debentures, together with accrued interest to the Redemption Date (as defined in Section 9.2), subject to any Holder's right to first convert the Debentures into Common Stock pursuant to Section 10.2 hereof; provided, however, that if at any time after the date of this Agreement the 30-day trailing average of the closing prices of the Common Stock on the NASDAQ/NMS (or such other national market system or exchange on which such shares are then listed, traded or quoted) has exceeded 58.333% of the then Conversion Price (without regard to whether such trailing average at any time thereafter is less than such percentage of the then Conversion Price), the Company may thereafter cause a redemption under this Section 9.1 only if the average of the closing prices of the Common Stock on the NASDAQ/NMS (or such other national market system or exchange on which such shares are then listed, traded or quoted) exceeds, for a period of 30 consecutive trading days, 150.0% of the then Conversion Price. If the Conversion Price shall be adjusted under
Section 10.5 during any such 30 day measuring period, then an equitable adjustment shall be made to the trading prices used to measure such trailing average price for the trading days occurring prior to the effective date of such adjustment in the Conversion Price. If within a period of one (1) year after any redemption under this Section 9.1 there shall occur a Change of Control, then the Company shall immediately prior to such Change of Control pay to each Holder the excess of such Holder's pro rata share of the sum of (A) the Change of Control Purchase Price that would have been payable if no redemption had occurred under this Section

9.1 over the aggregate redemption price paid on account of such redemption and
(B) interest on the amount referred in the preceding clause (A) at a rate of eight (8%) percent per annum.

      9.2.  ELECTION TO REDEEM; NOTICE TO HOLDERS

      The Company shall give each Holder of Debentures written notice of an optional redemption pursuant to Section 9.1 hereof not less than 30 days prior to the date fixed for such redemption (the "Redemption Date"), specifying the Redemption Date and the redemption price. During such 30-day period and on or prior to the Business Day preceding the Redemption Date, a Holder of Debentures may inform the Company of its intent to exercise the Holder's right to convert the Debentures into Common Stock. If such notice is given, the conversion of the Debentures will be carried out in accordance with the provisions of Section 10 of this Agreement.

      9.3.  DEBENTURES PAYABLE ON REDEMPTION DATE

      Notice of redemption having been given, the Debentures shall, on the Redemption Date, become due and payable at 100% of the principal amount of such Debentures plus accrued interest to the Redemption Date, and from and after such date (unless the Company shall default in the payment of such principal and accrued interest) such Debentures shall cease to bear interest. The Company will promptly cancel all Debentures redeemed by it and no Debentures may be issued in substitution or exchange for any such Debenture.

10.   OPTIONAL CONVERSION

10.1. INTENTIONALLY OMITTED

10.2. CONVERSION BY THE HOLDER

      10.2.1 Subject to and upon compliance with the provisions of this Section, at the option of the Holder thereof, any Debenture or any portion of the principal amount thereof may be converted into fully paid and nonassessable shares (calculated as to each conversion to the nearest 1/100th of a share) of Common Stock, at the Conversion Price, determined as hereinafter provided, in effect at the time of conversion. Such conversion right shall expire upon the earlier to occur of (i) the tenth anniversary of the Issue Date or (ii) after the indefeasible repayment in full in cash of the Debentures and the expiration of all preference periods under U.S. bankruptcy laws or similar laws affecting creditors rights generally without there occurring a challenge that such repayment constituted a preference under such laws. In case the Debentures are called for redemption by the Company pursuant to Section 9, such conversion right in respect of the Debentures shall expire at the close of business on the Business Day immediately preceding the Redemption Date, unless (i) notice of conversion under Section 10.2.2 has been given by the Holder prior to such time, or (ii) the Company defaults in making the payment due upon redemption.

      10.2.2 The Holder of any Debenture wishing to exercise the conversion privilege shall give the Company irrevocable written notice of such election at least 5 Business Days prior to the Business Day designated in such notice as the date of conversion (the "Conversion Date"). Such notice shall also specify the principal amount of Debentures to be converted. The Holder of any Debenture to be converted shall, on or before the Conversion Date, surrender such Debenture, duly endorsed or assigned to the Company or in blank, at the principal executive office of the Company. Except as provided in Section 10.3.2, no payment or adjustment shall be made upon any conversion on account of any interest accrued on the Debentures surrendered for conversion or on account of any dividends on the Common Stock issued upon conversion.

     10.2.3 In the case of any Debenture which is converted in part only, upon such conversion the Company shall execute and deliver to the holder thereof, at the expense of the Company, a new Debenture(s) of authorized denominations in aggregate principal amount equal to the unconverted portion of the principal amount of such Debenture.

10.3. CONVERSION PRICE

      10.3.1 The per share price at which shares of Common Stock shall be delivered upon conversion (the "Conversion Price") shall be $15.00. The Conversion Price shall be adjusted from and after the date of this Agreement in certain instances as provided in paragraphs 10.5.1 through 10.5.6 of Section 10.5, but, notwithstanding anything to the contrary contained in this Agreement, shall not be adjusted in respect of (i) the issuance to Blue Truck at the Closing of the Blue Truck Preferred Stock, (ii) the conversion of the Blue Truck Preferred Stock, (iii) any Scheduled Blue Truck Dividends that are paid in the form of additional Blue Truck Preferred Stock, and (iv) the conversion of any such additional Blue Truck Preferred Stock issued to Blue Truck as a Scheduled Blue Truck Dividend.

      10.3.2 In the case of any Debenture which is converted after any Regular Record Date and on or prior to the next succeeding Interest Payment Date (other than any Debenture whose maturity is prior to such Interest Payment Date), interest that is due shall be prorated to the Conversion Date and payable on such Conversion Date in the manner provided in the second paragraph of Section
16.3 of this Agreement to the Person in whose name that Debenture is registered at the close of business on such Regular Record Date.

      10.3.3 Debentures shall be deemed to have been converted immediately prior to the close of business on the Conversion Date, and at such time the rights of the holders of such Debentures as holders shall cease, and the Person or Persons entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock at such time. As promptly as practicable on or after the Conversion Date, the Company shall issue and shall deliver at such office or agency a certificate or certificates for the number of full shares of Common Stock issuable upon conversion, together with payment in lieu of any fraction of a share, as provided in Section 10.4.

10.4.  FRACTIONS OF SHARES

       No fractional shares of Common Stock shall be issued upon conversion of Debentures. If more than one Debenture shall be surrendered for conversion at one time by the same holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Debentures (or specified portions thereof) so converted. Instead of any fractional share of Common Stock which would otherwise be issuable upon conversion of any Debenture(s) (or specified portions thereof), the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the market price per share of Common Stock at the close of business on the Conversion Date.

10.5.  ADJUSTMENT OF CONVERSION PRICE

       10.5.1 SPECIAL DEFINITIONS. For purposes of this Section 10.5, the following definitions shall apply:

          (a) "Options" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities (as defined below).

          (b) "Convertible Securities" shall mean any evidence of Indebtedness, shares (other than Common Stock) or other securities convertible into or exchangeable for Common Stock.

          (c) "Additional Common Stock" shall mean all Common Stock issued (or, pursuant to Section 10.5.2, deemed to be issued) by the Company after the Issue Date, other than Common Stock issued or issuable:

                  (i)  upon conversion of the Debentures;

                 (ii) to officers, directors or employees of, or consultants to, the Company pursuant to the stock option plans approved by the Company Board;

                (iii) for which adjustment of the Conversion Price is made pursuant to Section 10.5.7;

                 (iv) in an underwritten public offering registered under the Securities Act; and

                  (v) as part of the consideration to be paid by the Company for the acquisition of stock or assets of another entity.

     10.5.2 In the event the Company at any time or from time to time after the date of this Agreement shall issue any Options or Convertible Securities with an exercise price or conversion price that is less than both (i) the Conversion Price then in effect and (ii) 90% of the current market price (as determined as provided in Section 10.5.10) or shall fix a record date for the determination of holders of any class of securities then entitled to receive any such Options or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provisions contained therein designed to protect against dilution) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Common Stock (subject to the limitations of Section 10.5.1(c) hereof), issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that in any such case in which shares of Additional Common Stock are deemed to be issued, no further adjustments in the Conversion Price shall be made upon the subsequent issue of Convertible Securities or Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities.

     10.5.3 In case the Company shall, at any time after the date of this Agreement, issue Additional Common Stock without consideration or for a consideration per share less than 90% of the current market price (determined as provided in Section 10.5.10) per share of the Common Stock on the date of such issue or be deemed to have issued Additional Common Stock pursuant to Section 10.5.2, then and in such event the then current Conversion Price shall be reduced, concurrently with such issue, to a new Conversion Price (calculated to the nearest cent) determined by multiplying the then current Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of shares of Additional Common Stock so issued would purchase at the current market price; and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of shares of such Additional Common Stock so issued (or deemed to have been issued); and provided further that, for the purposes of this Section 10.5.3, all shares of Common Stock issuable upon conversion of all outstanding Debentures immediately prior to such issue of Additional Common Stock shall be deemed to be outstanding.

     10.5.4 For purposes of this Section 10.5, the consideration received by the Company for the issue of any shares of Additional Common Stock shall be computed as follows:

             (a) Cash and Property.  Such consideration shall:
                 -----------------

                    (i) insofar as it consists of cash, be computed at the aggregate amount of cash received by the Company, excluding amounts paid or payable for accrued interest or accrued dividends;

                   (ii) insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Company Board; and

                  (iii) in the event Additional Common Stock is issued together with other shares or securities or other assets of the Company for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (i) and (ii) above, as determined in good faith by the Company Board.

               (b)  Options and Convertible Securities. The consideration per
                    ----------------------------------
share received by the Company for shares of Additional Common Stock deemed to have been issued pursuant to Section 10.5.2, relating to Options and Convertible Securities shall be determined by dividing:

                    (i) the total amount, if any, received or receivable by the Company as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein designed to protect against dilution) payable to the Company upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities; by

                   (ii) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein designed to protect against dilution) issuable upon the exercise of such Options or conversion or exchange of such Convertible Securities.

     10.5.5 In case the Company shall, at any time after the date of this Agreement, pay or make an extraordinary dividend or other distribution payable in shares of Common Stock on any class of capital stock of the Company, the Conversion Price in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced (calculated to the nearest cent) by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

     10.5.6 In case the Company shall, at any time after the date of this Agreement, issue rights or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share (determined as provided in Section 10.5.10) of the Common Stock on the date fixed for the determination of stockholders entitled to receive such rights or warrants, the Conversion Price in effect at the opening of business on the day following the date fixed for such determination shall be reduced (calculated to the nearest cent) by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such current market price and the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination; provided, however, that if such rights or warrants are only exercisable upon the occurrence of certain triggering events, then the Conversion Price will not be adjusted until such triggering events occur. For the purposes of this Section 10.5.6, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company. The Company will not issue any rights or warrants in respect of shares of Common Stock held in the treasury of the Company. If any such rights or warrants shall expire without having been exercised, the Conversion Price shall thereupon be readjusted to eliminate the amount of its adjustment due to their issuance.

          10.5.7 In case outstanding shares of Common Stock shall, at any time after the date of this Agreement, be subdivided into a greater number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced (calculated to the nearest cent), and, conversely, in case outstanding shares of Common Stock shall each be combined (calculated to the nearest cent) into a smaller number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

          10.5.8 In case the Company shall, at any time after the date of this Agreement, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness or assets or shares of capital stock other than Common Stock (excluding any dividend or distribution paid in cash out of the retained earnings of the Company or any dividend or distribution referred above), the Conversion Price shall be adjusted (calculated to the nearest cent) so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by a fraction of which the numerator shall be the current market price per share (determined as provided in Section 10.5.10) of the Common Stock on the date fixed for such determination less the then fair market value of the portion of the assets or evidences of indebtedness so distributed applicable to one share of Common Stock and the denominator shall be such current market price per share of the Common Stock, such adjustment to become effective immediately prior to the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such distribution.

          10.5.9 The reclassification of Common Stock into securities other than Common Stock (other than any reclassification upon a consolidation or merger to which Section 10.12 applies) shall be deemed to involve (i) a distribution of such securities other than Common Stock to all holders of Common Stock (and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of stockholders entitled to receive such distribution" and "the date fixed for such determination" within the meaning of
Section 10.5.8), and (ii) a subdivision or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision becomes effective" or "the day upon which such combination becomes effective", as the case may be, and "the day upon which such subdivision or combination becomes effective" within the meaning of Section 10.5.7).

          10.5.10  For the purpose of any computation under paragraphs 10.5.3,
10.5.6 and 10.5.8 of this Section, the current market price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices for the 10 consecutive Business Days before the day in question. The closing price for each day shall be the closing price for such day reported in The Wall Street Journal or, if not so reported, the last reported sales price regular way or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case on the NASDAQ/NMS or, if the Common Stock is not listed or admitted to trading or quoted on such National Market System, on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices in the over-the-counter market as furnished by any NASD member firm selected from time to time by the Company for that purpose.

10.6.     NOTICE OF ADJUSTMENTS OF CONVERSION PRICE

          Whenever the Conversion Price is adjusted as herein provided:

          10.6.1 the Company shall compute the adjusted Conversion Price in accordance with Section 10.5 and shall prepare a certificate signed by a Senior Financial Officer of the Company setting forth the adjusted Conversion Price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed at each office or agency maintained for the purpose of conversion of the Debentures pursuant to Section 15; and

          10.6.2 a notice stating that the Conversion Price has been adjusted and setting forth the adjusted Conversion Price shall forthwith be required, and as soon as practicable after it is required, such notice shall be mailed by the Company together with a copy of the certificate prepared in accordance with Section 10.6.1 to all holders at their last addresses as they shall appear in the Debenture Register.

10.7.  NOTICE OF CERTAIN CORPORATE ACTION

       In case:

       10.7.1 the Company shall authorize the granting to the holders of its Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights (other than in connection with the adoption of a shareholder rights plan); or

       10.7.2 of any reclassification of the Common Stock of the Company, or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required (other than issuances of Common Stock which require stockholder approval pursuant to the rules of the NASDAQ/NMS), or of the sale or transfer of all or substantially all of the assets of the Company; or

       10.7.3 of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

       then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of the Debentures pursuant to Section 15, and shall cause to be mailed to all holders at their last addresses as they shall appear in the Debenture Register, at least 20 days (or 10 days in any case specified in clause 10.7.1 above) prior to the applicable record or effective date hereinafter specified, a notice describing such event in reasonable detail and stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up.

10.8.  COMPANY TO RESERVE COMMON STOCK

       The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of Debentures, the full number of shares of Common Stock then issuable upon the conversion of all outstanding Debentures.

10.9.  INTENTIONALLY OMITTED

10.10.  COVENANT AS TO COMMON STOCK

        The Company covenants that all shares of Common Stock which may be issued upon conversion of Debentures will, upon issuance, be fully paid and nonassessable and the Company will pay all taxes (including transfer and stamp), liens and charges with respect to the issue thereof.

10.11.  CANCELLATION OF CONVERTED DEBENTURES

        All Debentures delivered for conversion shall be delivered to and canceled by the Company.

10.12.  PROVISIONS IN CASE OF CONSOLIDATION, MERGER OR SALE OF ASSETS

        In case of any consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company) or any sale or transfer of all or substantially all of the assets of the Company, the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, shall execute and deliver a supplement to this Agreement providing that the holder of each Debenture then outstanding shall have the right thereafter, during the period that such Debenture shall be convertible as specified in Section 10.2, to convert such Debenture into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares (including fractional shares) of Common Stock of the Company into which such Debenture might have been converted immediately prior to such consolidation, merger, sale or transfer. Such supplement to this Agreement shall provide for adjustments which, for events subsequent to the effective date of the event which triggers the requirement of such supplement to this Agreement, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 10. The above provisions of this Section 10.12 shall similarly apply to successive consolidations, mergers, sales or transfers.

110    AFFIRMATIVE COVENANTS

       The Company covenants that so long as any of the Debentures are outstanding:

11.1.  COMPLIANCE WITH LAW

       The Company will and will cause each of its Subsidiaries to comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

11.2.  INSURANCE

       The Company will maintain, with reputable insurers, insurance with respect to the properties and businesses of the Company and its Subsidiaries against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the industry.

11.3.  MAINTENANCE OF PROPERTIES

       The Company will and will cause each of its Subsidiaries to maintain and keep, or cause to be maintained and kept, their respective material properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent the Company or any Subsidiary from discontinuing the operation and the maintenance of any of its Properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance would not, individually or in the aggregate, have a Material Adverse Effect.

11.4.  PAYMENT OF TAXES

       The Company will and will cause each of its Subsidiaries to file all income tax or similar tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies payable by any of them, to the extent such taxes and assessments have become due and payable and before they have become delinquent, provided that neither the Company nor any Subsidiary need pay any such tax or assessment if (i) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or (ii) the nonpayment of all such taxes and assessments in the aggregate would not reasonably be expected to have a Material Adverse Effect.

11.5.  CORPORATE EXISTENCE, ETC.

       Except as provided in Section 12.1, the Company will at all times preserve and keep in full force and effect its corporate existence. Subject to
Section 12.1, the Company will at all
times preserve and keep in full force and effect the corporate existence of each of its Subsidiaries (unless merged or consolidated into the Company or a Subsidiary) and all rights and franchises of the Company and its Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise would not, individually or in the aggregate, have a Material Adverse Effect.

11.6. REPURCHASE OF THE DEBENTURES AT THE OPTION OF THE HOLDER UPON A CHANGE OF CONTROL

       11.6.1 Upon the occurrence of a Change of Control, the Company shall make an offer (subject only to conditions required by applicable law, if any) to each Holder (the "Change of Control Offer"), to repurchase for cash all or any part of such holder's Debentures on a date (the "Change of Control Purchase Date") that is no later than 60 Business Days after the occurrence of such Change of Control, at the Change of Control Purchase Price specified below, plus accrued and unpaid interest to the Change of Control Purchase Date, and each Holder shall have the right, at such Holder's option, to tender such Holder's Debentures to the Company on the terms set forth in the Change of Control Offer. The Change of Control Offer shall be made within 10 Business Days following a Change of Control, and shall remain open for 20 Business Days following its commencement (the "Change of Control Offer Period"). Upon expiration of the Change of Control Offer Period, the Company promptly, but, in any event, no later than 60 Business Days from the Change of Control, shall purchase all Debentures properly tendered in response to the Change of Control Offer and each Holder who has given a notice pursuant to this Section 11.6.1 that such Holder desires to accept the Change of Control Offer for all or part of such Holder's Debentures shall be obligated to tender and sell such Debentures to the Company pursuant to such Offer.

       11.6.2  As used herein, a "Change of Control" means:

               (i) any merger or consolidation of the Company with or into any Person or any sale, transfer or other conveyance, whether direct or indirect, of all or substantially all of the assets of the Company on a consolidated basis, in one transaction or a series of transactions, if, immediately after giving effect to such transaction(s), any "person" or "group" (as such terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act, whether or not applicable), is or becomes the beneficial owner (as such term is used in Rule 13d-3 of the Exchange Act or any successor provision thereto), directly or indirectly, of more than 50% of the total voting power in the aggregate normally entitled to vote in the election of directors, managers or trustees, as applicable, of the transferee(s) or surviving entity or entities; provided, however, that for purposes of this Section 11.6.2.(i), the sale, transfer or other conveyance by the Company of its towing business in and of itself shall not constitute "a sale, transfer or other conveyance of all or substantially all of the assets of the Company on a consolidated basis" if, at the time of such sale, transfer or other conveyance, such assets when added to all other assets (other than inventory sold in the ordinary course) of the Company on a consolidated basis sold, transferred or otherwise conveyed in the preceding twelve-month period constitute less than 60% of the total assets of the Company on a consolidated basis,

               (ii) any "person" or "group" (other than Charterhouse or any of its Affiliates or any group of which Charterhouse is a part) becomes the beneficial owner, directly or indirectly, of more than 35% of the total voting power in the aggregate of all classes of capital stock of the Company then outstanding normally entitled to vote in elections of directors; provided, however, that KPS and its Affiliates directly or indirectly becoming the beneficial owner in the aggregate of 35% of the voting power of the Company shall not be deemed to be a Change of Control unless at any time after the Closing KPS and its Affiliates shall have been the beneficial owner in the aggregate of less than 25% of the voting power of the Company.

               (iii) during any period of 12 consecutive months after the Issue Date, individuals, together with successors selected by such individuals, who at the beginning of any such 12-month period constituted the Board of Directors of the Company cease for any reason (other than a planned retirement) to constitute a majority of the Board of Directors of the Company then in office, as applicable; or

               (iv) an "Organic Change" or a "Liquidation Event" shall have occurred, as such terms are defined in the Blue Truck Certificate of Designation; provided, however, that the issuance of the Blue Truck Preferred Shares at the Closing shall not constitute a Change of Control for purposes of this Section 11.6.2(iv).

     For purposes of this Section 11.6.2., a percentage of "total voting power" of the securities of the Company shall be determined without reference to any shares issuable upon the conversion of the Debentures.

     The "Change of Control Purchase Price" means

               (i) 106.5% of the principal amount of the Debentures, if a Change of Control occurs on or prior to the fifth anniversary of the Issue Date.

               (ii) 103% of the principal amount of the Debentures, if a Change of Control occurs after the fifth anniversary of the Issue Date.

     11.6.3 On or before the Change of Control Purchase Date, the Company will
(i) accept for payment the Debentures or portions thereof properly tendered pursuant to the Change of Control Offer, (ii) promptly pay the holders of Debentures so accepted an amount equal to the Change of Control Purchase Price (together with accrued and unpaid interest, if any), and (iii) authenticate and deliver to such holders a new Debenture equal in principal amount to any unpurchased portion of the Debenture surrendered.

11.7.  DEBENTURES SUBORDINATE TO SENIOR OBLIGATIONS

       The Company covenants and agrees, and each holder of a Debenture, by acceptance thereof, likewise covenants and agrees (i) that, to the extent and in the manner set forth in this Section 11.7, the Company's Senior Obligations (as defined in Section 11.7.4), if any, will be senior in right of payment to the Debentures, and (ii) that the subordination provisions set forth in this Section
11.7 are, and are intended to be, an inducement and a consideration to each holder of any Senior Obligation, whether such Senior Obligation was created or acquired before or after the date of this Agreement, to acquire and continue to hold, or to continue to hold, such Senior Obligation, and each holder of Senior Obligations shall be deemed conclusively to have relied on such subordination provisions in acquiring and continuing to hold, or continuing to hold, such Senior Obligations.

       11.7.1 As used herein, "senior in right of payment to the Debentures" means that:

               (i) no part of the Debt (as defined below) shall have any claim to the assets of the Company on a parity with or prior to the claim of the Senior Obligations; and

               (ii) unless and until the Senior Obligations have been paid in full, without the express prior written consent of all holders of such Senior Obligations, no Holder will take, demand (including by means of any legal action) or receive from the Company, and the Company will not make, give or permit, directly or indirectly, by set-off, redemption, purchase or in any other manner, any cash payment of or security for the whole or any part of the Debt; provided, however, that (x) so long as no default exists in the payment of any principal of or premium, if any, or interest on any Senior Obligations, the Company may make, and the Holders may receive, scheduled payments on account of the Debt in accordance with the terms hereof, except if a default in the performance or observance of any term or condition relating to any Senior Obligations (other than a default in the payment of any principal of or premium, if any, or interest on the Senior Obligations) has occurred and is continuing that permits the holders of the Senior Obligations to declare such Senior Obligations to be due and payable, any Designated Holder of Senior Obligations (as defined in Section 11.7.6) may give notice (a "Senior Blockage Notice") to the Company (provided, however, no more than one Senior Blockage Notice may be given during any 360 consecutive day period) that until all Senior Obligations are paid in full, no scheduled payments (whether in cash or securities, but excluding additional Debentures) may be made by the Company on account of the Debt during the period ("Senior Blockage Period") commencing on the date of such Senior Blockage Notice and ending on the earliest of: (A) 180 days after the date of such Senior Blockage Notice; (B) the date such default is cured or waived; and (C) the date that the holders of the Senior Obligations shall have given notice to the Company of termination of the Senior Blockage Period, and except when a default in the payment of any principal of, premium if any, or interest on the Senior Obligations has occurred and is continuing or would result therefrom, (y) at any time Debentures may be converted in accordance with the terms hereof, and (z) upon the acceleration of the maturity of any Senior Obligations, the Holders may accelerate the scheduled maturities of the Debentures if and to the extent permitted hereby at such time but such acceleration shall not give (i) any Holder any right to take, demand (including by means of any legal action) or receive from the Company, or (ii) the Company the right to make, give or permit, directly or indirectly, by set-off, redemption, purchase or in any other manner, any cash payment of or security for the whole or any part of the Debentures unless and until the Senior Obligations have been paid in full.

       11.7.2  (a)   Any payment or distribution by the Company to which any
Holder would be entitled except for the provisions hereof (whether in cash or securities, but excluding additional Debentures) shall be paid or delivered by the Holder, or any receiver, trustee in bankruptcy, liquidating trustee, disbursing agent or other Person making such payment or distribution, to the holders of the Senior Obligations or their representative, ratably in accordance with the amounts thereof, to the extent necessary to pay in full all Senior Obligations, before any payment or distribution shall be made to any Holder.

               (b) If a distribution is made to the Holders that because of this Section 11.7 should not have been made to them, the Holders who receive such distribution shall hold it in trust for holders of Senior Obligations and pay it over to them as their interests may appear.

       11.7.3  The expressions "prior payment in full," "payment in full,"
"paid in full" and any other similar terms or phrases when used herein with respect to the Senior Obligations shall mean the payment in full in cash of all of the Senior Obligations; and the expression "any cash payment of or security for the whole or any part of the Debt" and any other similar terms or phrases when used herein shall not be deemed to include a payment or distribution of stock or securities of the Company provided for by a plan of reorganization or readjustment authorized by an order or decree of a court of competent jurisdiction in a reorganization proceeding under any applicable bankruptcy law, or of any other corporation provided for by such plan of reorganization or readjustment, which stock or securities are subordinated in right of payment to all then outstanding Senior Obligations to substantially the same extent as the Debentures are so subordinated as provided in this Section 11.7. The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance or transfer of all or substantially all of its properties and assets as an entirety to another Person upon the terms and conditions set forth in Section
12.1 shall not be deemed a "proceeding" for the purposes of this Section 11.7 if the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer such properties and assets as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in Section 12.1.

       11.7.4 As used herein, "Senior Obligations" shall mean collectively all obligations of the Company (i) under or in connection with the Senior Credit Agreement (as defined below) and the other "Loan Documents" referred to in the Senior Credit Agreement; (ii) to any Bank (as defined below) or any affiliate of a Bank under or in connection with (x) any interest rate, currency or commodity swap agreement, cap agreement or collar agreement or any other agreement or arrangement designed to protect the Company against fluctuations in interest rates, currency exchange rates or commodity prices, or
(y) any purchase card or credit card issued by such Bank or such affiliate,
(iii) to any Bank or any affiliate of any Bank under or in connection with any other credit arrangement (including without limitation any lease by such Bank or such affiliate, any guaranty issued by the Company in favor of such Bank or such affiliate and any deposit account services (including in respect of any overdraft)) if such obligation is secured by the assets of the Company; and (iv) under or in connection with any other secured Indebtedness of the Company having an initial principal amount in excess of $5,000,000 which by its express terms states that it is a "Senior Obligation"; in each case (a) whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, and (b) whether on account of principal, premium, interest (including, without limitation, interest accruing after the maturity date of any Senior Obligation and interest accruing after the commencement of any bankruptcy, insolvency, reorganization or similar proceeding relating to the Company, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), reimbursement obligations, fees, indemnities, costs, expenses or otherwise. For purposes of the foregoing, "Senior Credit Agreement" means the Amended and Restated Credit Agreement dated as of October 30, 1998 among the Company, various financial institutions and Bank of America National Trust and Savings Association, as Agent, as amended, restated or otherwise modified from time to time, together with any replacement or refinancing thereof or increase in the credit available thereunder (including, without limitation, the New Credit Facility); and "Bank" means any bank, insurance company, mutual fund or other financial institution which from time to time is a party to the Senior Credit Agreement.

          11.7.5 As used herein, "Debt" shall mean collectively the unpaid principal of, premium, if any, and interest on (including, without limitation, interest accruing after the maturity date of any Debenture and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Company, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), and all other obligations in respect of, the Debentures, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, in each case whether on account of principal, premium, interest, reimbursement obligations, rights to rescission, fees, indemnities, costs, expenses or otherwise.

          11.7.6 As used herein, "Designated Holder of Senior Obligations" means (i) the Agent under the Senior Credit Agreement or (ii) any holder of Senior Obligations (or representative of holders of Senior Obligations) in an initial aggregate principal amount of $20,000,000 or more (excluding Senior Obligations under the Senior Credit Agreement).

          11.7.7 Any Designated Holder of Senior Obligations is hereby authorized to (i) file an appropriate claim for and on behalf of any Holder if such Holder does not file, and there is not otherwise filed on behalf of such Holder, a proper claim or proof of claim in the form required in any bankruptcy, insolvency, reorganization or similar proceeding with respect to the Company at least 30 days before the expiration of the time to file such claim or proof of claim and (ii) file an appropriate ballot for and on behalf of any Holder if such Holder does not file, and there is not otherwise filed on behalf of such Holder, a proper ballot in any such proceeding in the form required at least 10 days before the expiration of the time to file such ballot.

          11.7.8 If any Event of Default shall occur and be continuing, the Holders shall not, without the prior written consent of the agent under the Senior Credit Agreement (the "Agent"), accelerate the maturity of any Debt, or institute proceedings to enforce or collect any Debt, or commence or join with any other creditor of the Company in commencing any bankruptcy, insolvency, reorganization or similar proceeding against the Company, or otherwise exercise any right or remedy in respect of the Debt, except after the first to occur of a Standstill Termination Event or the 30/th/ day following the giving of notice of such Event of Default to the Agent by a Holder. For purposes of the foregoing, a "Standstill Termination Event" will be deemed to occur upon (1) commencement of a bankruptcy, insolvency, reorganization or similar proceeding by or against the Company (provided that if such proceeding is instituted against the Company, a Standstill Termination Event shall only be deemed to occur in respect thereof if such proceeding has not been dismissed within 60 days of commencement thereof or if the Company acquiesces thereto) or (2) the acceleration of the maturity of any Senior Obligations.

          11.7.9 (a) The Holders agree with and for the benefit of each holder of Senior Obligations that no provision of this Section 11.7 may be amended or otherwise modified, and no other provision of this Agreement may be amended or otherwise modified in any manner which is adverse to the holders of the Senior Obligations, without (in each case) the prior written consent of all Designated Holders of Senior Obligations.

                  (b) This Agreement shall be applicable both before and after the commencement, whether voluntary or involuntary, of any insolvency or bankruptcy proceeding relating to the Company, including under the United States Bankruptcy Code and all references herein shall be deemed to apply to the Company as a debtor-in-possession and to any trustee in bankruptcy for the estate of the Company.

                  (c) No right of any holder of Senior Obligations to enforce the subordination of the Indebtedness evidenced by the Debentures shall be impaired by any act or failure to act by the Company or by its failure to comply with this Agreement.

          11.7.10 In the event that a Bank requires, as a condition to providing financing to the Company that would constitute Senior Obligations, that the Holders execute a subordination agreement with respect to such Senior Obligations, the Holders agree to negotiate such an agreement in good faith with such Bank; provided, however, that (i) under no circumstances shall any Holder be required to agree to any subordination of the Debt that expands the subordination of the Debt that is set forth in this Section 11.7 or otherwise is more onerous to the Holder than is set forth in this Section 11.7, and (ii) all costs and expenses incurred by any Holder (including the reasonable fees and expenses of special counsel and other representatives engaged by such Holder in connection with the negotiation and execution of such a subordination agreement) shall be reimbursed by the Company on demand and shall not be subject to or counted against the cap set forth in Section 17.1.

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

12.0  NEGATIVE COVENANTS

      The Company covenants that so long as any of the Debentures are outstanding:

12.1. MERGER, CONSOLIDATION, ETC.

      The Company shall not consolidate with or merge with any other corporation or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to any Person unless:

      12.1.1 the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease substantially all of the assets of the Company as an entirety, as the case may be, shall be a solvent corporation organized and existing under the laws of the United States or any State thereof (including the District of Columbia), and, if the Company is not such corporation, such corporation shall have executed and delivered to each holder of any Debentures its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement, the Other Agreements and the Debentures; and

      12.1.2 immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing.

      No such conveyance, transfer or lease of substantially all of the assets of the Company shall have the effect of releasing the Company or any successor corporation that shall theretofore have become such in the manner prescribed in this Section 12.1 from its liability under this Agreement, the Other Agreements to which the Company is a party or the Debentures.

12.2. NO DIVIDENDS OR REDEMPTION

      The Company will not, and will not permit any of its Subsidiaries, directly or indirectly, either to (A) declare or pay any dividend or make any distribution on account of the capital stock (including all shares, interests, participations, rights or other equivalents of corporate stock) of the Company or any of its Subsidiaries other than (i) dividends or distributions payable to the Company or any of its Subsidiaries, or (ii) Scheduled Blue Truck Dividends, or (B) redeem, repurchase or otherwise acquire or retire any outstanding shares of capital stock of the Company or any security convertible into or exchangeable for such capital stock. Nothing in this Section 12.2 shall restrict the conversion of the Blue Truck Preferred Stock in accordance with the terms of the Blue Truck Documentation in effect on the date hereof.

12.3.  FORBEARANCE FROM RESTRICTIONS ON RIGHTS OF HOLDERS OF DEBENTURES

       The Company will not enter into any agreement or instrument or otherwise agree to any covenant that would in any way limit the right of the holders of the Debentures to convert the Debentures into Common Stock.

12.4.  RESTRICTIONS ON PARI PASSU INDEBTEDNESS AND CERTAIN STOCK.

       12.4.1 The Company shall not create, incur, issue, assume or otherwise become liable for any Pari Passu Indebtedness or issue any Disqualified Capital Stock; provided, however, that nothing herein shall restrict the Company's ability to create, incur, issue, assume or otherwise become liable for any Senior Obligations or any other Indebtedness which by its terms is subordinated to the Debt in the same manner and the same extent as the Debt is subordinate to the Senior Obligations under Section 11.7.

       12.4.2  The Company shall cause its Subsidiaries not to:

               (a)   issue any Disqualified Capital Stock, and

               (b) create, incur, issue, assume or otherwise become liable for any Indebtedness, except that the Company may permit its Subsidiaries to guarantee any Senior Obligations, if, prior to giving any such guarantee, such Subsidiary (A) executes and delivers to each Holder a guarantee, in form reasonably satisfactory to the Required Holders, pursuant to which it unconditionally guarantees the Debt and all other obligations of the Company under this Agreement and each Other Agreement, such guarantee to be subordinated substantially to the same effect as set forth in Section 11.7, and (B) delivers to each Holder an opinion of counsel, reasonably satisfactory in form to the Required Holders, to the effect that, among other things, such guarantee has been duly authorized, executed and delivered by such Subsidiary and constitutes a legal, valid and binding obligation of such Subsidiary, enforceable against such Subsidiary in accordance with its terms.

12.5.  RELATED PARTY TRANSACTIONS.

       12.5.1 The Company will not, and will not permit any of its Subsidiaries, to enter into any transaction with, or create or permit to exist any relationship or transaction with any Related Person of the type described in
Section 6.24.1 of this Agreement (but without giving effect to the materiality qualification in clauses (ii), (iii) and (iv) thereof), unless any such transaction or relationship (i) is not Material to the Company or such Subsidiary, (ii) is on terms and conditions no less favorable to the Company or such Subsidiary than would be available to the Company or such Subsidiary, as the case may be, in a comparable relationship or transaction in arm's length dealing with a Person other than a Related Person, and (iii) does not involve any KPS Related Person. Nothing in this Section 12.5.1 shall prohibit the payment to Blue Truck of the fees described on Schedule 12.5.1 to this Agreement
                                               ---------------
pursuant to and in accordance with the Blue Truck Documentation.

          12.5.2 (a) The Company will not agree to, or otherwise permit to occur, any amendment, supplement or other modification to any of the Blue Truck Documentation or any waiver or other forbearance on the exercise of any of its rights under the Blue Truck Documentation, in each case without the prior written consent of the Required Holders, which consent may be withheld in the sole and absolute discretion of the Holders.

                  (b) Without limiting the foregoing Section 12.5.2.(a), the parties acknowledge that the Company and Blue Truck may seek to amend the Blue Truck Certificate of Designation in order to restructure the Blue Truck Preferred Stock as a single class of the Company's preferred stock that would be the economic equivalent of the Blue Truck Preferred Stock, except that dividends would accrue and compound instead of being payable quarterly. In light of the foregoing, the Company (i) confirms that, pursuant to Section 12.5.2.(a), it will not agree to, or otherwise permit to occur, the amendment referred to in the preceding sentence without the consent of Charterhouse which may be withheld in its sole and absolute discretion, and (ii) acknowledges that Charterhouse would not have entered into this Agreement but for the confirmation contained in this Section 12.5.2(b).

12.6.     ASSET SALES.

          12.6.1 For so long as any payment obligation under any Debenture is outstanding, the Company shall not effect an Asset Sale unless not less than 80% of the consideration payable in respect of such Asset Sale consists of cash, marketable securities and promissory notes. If the Company effects an Asset Sale permitted under this Section 12.6.1, the net cash proceeds realized from the Asset Sale (which shall include any cash proceeds realized on any consideration received on account of the applicable Asset Sale) shall be applied as follows:

                  (a) first to permanently prepay, repay or purchase Senior Obligations to the extent that the Company elects to do so, second to the extent that it elects and is permitted under the terms of agreements evidencing its Senior Obligations, to either replace the assets and properties sold or disposed of or to be reinvested in a line of business in which the Company is engaged on the date of this Agreement and third to make an offer to purchase Debentures from the Holders at a purchase price of principal plus accrued but unpaid interest to the date of purchase in cash; provided, however, that in the event that the Debentures tendered in any such offer exceeds the amount of the net proceeds available for payment, the net proceeds shall be paid pro rata to each Holder based on the principal amount of Debentures tendered by each such Holder accepting such offer;

                  (b) pending application of the net cash proceeds pursuant to
          Section 12.6.1.(a) the net proceeds from the Asset Sale shall be applied to reduce revolving credit obligations under the Company's credit facilities.

          12.6.2 If net cash proceeds of an Asset Sale are to be used to make an offer pursuant to Section 12.6.1(b), the Company shall so notify the Holders no later than the first anniversary of the Asset Sale by written notice and shall commence such offer not later than ten Business Days thereafter. The Offer Notice shall contain all instructions and materials necessary to enable the Holders to tender Debentures pursuant to the offer and other pertinent information regarding the offer. The offer shall remain open to each Holder for at least ten Business Days after its commencement or longer to the extent required by law. On a date that is no later than the fifth Business Day after the expiration of any such offer, the Company shall purchase the amount of the Debentures to be purchased under Section 12.6.1. (the "Offer Amount") or, if Debentures in a principal amount of less than the Offer Amount have been tendered, all the Debentures tendered.

          12.6.3 Any net cash proceeds from an Asset Sale realized by the Company after the first anniversary of that Asset Sale ("Deferred Cash Proceeds") shall: (i) be applied in the manner set forth in the first two clauses of Section 12.6.1(a) and (ii) thereafter be used to make an offer of the type contemplated by the third clause of Section 12.6.1(a), except that the Company shall not be obligated to make such an offer unless all Deferred Cash Proceeds from the applicable Asset Sale (when added to all Deferred Proceeds from any preceding Asset Sales after application pursuant to clause (i) of this
Section 12.6.3.) exceed $1 million (such offer being a "Deferred Proceeds Offer"). The Company shall notify the Holders of any Deferred Proceeds Offer no later than the first anniversary of the receipt of Deferred Proceeds giving rise to the obligation to make a Deferred Proceeds Offer and shall commence such offer not later than ten Business Days thereafter. Any Deferred Proceeds Offer shall otherwise be made in the manner contemplated by Section 12.6.2.

          12.6.4 Nothing in this Section 12.6 shall be deemed to affect the definition of a Change of Control set forth below or the consequence of any such Change of Control.

13.       EVENTS OF DEFAULT

          An "Event of Default" shall exist if any of the following conditions or events shall occur and be continuing:

                  (a) the Company defaults in the payment of any principal or premium on any Debenture when the same becomes due and payable; or

                  (b) the Company defaults in the payment of any interest on any Debenture for more than ten Business Days after the same becomes due and payable; or

                  (c) the Company defaults in the performance of or compliance with any term contained in Section 12.1; or

                  (d) the Company defaults in the performance of or compliance with any term contained herein (other than those referred to in paragraphs
     (a), (b) and (c) of this Section 13 and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Debenture (any such written notice to be identified as a "notice of default" and to refer specifically to this paragraph (d) of Section 13); or

                  (e) INTENTIONALLY OMITTED

                  (f) (i) the Company or any Significant Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Indebtedness that is outstanding in an aggregate principal amount of at least $3,000,000 beyond any period of grace provided with respect thereto, or (ii) the Company or any Significant Subsidiary is in default in the performance of or compliance with any term of any evidence of any Indebtedness in an aggregate outstanding principal amount of at least $3,000,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared due and payable before its stated maturity or before its regularly scheduled dates of payment; or

                  (g) the Company or any Significant Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

                  (h) a court or governmental authority of competent jurisdiction enters an order appointing, without consent by the Company or any of its Significant Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any of its

       Significant Subsidiaries, or any such petition shall be filed against the Company or any of its Significant Subsidiaries and such petition shall not be dismissed within 60 days; or

          (i) a final judgment or judgments for the payment of money aggregating in excess of $2,000,000 over applicable insurance coverage are rendered against one or more of the Company and its Significant Subsidiaries and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or

          (j)  INTENTIONALLY OMITTED.

14.    REMEDIES ON DEFAULT, ETC.

14.1.  ACCELERATION.  Subject to Section 11.7.

       (a) If an Event of Default with respect to the Company described in paragraph (g) or (h) of Section 13 has occurred, all the Debentures then outstanding shall automatically become immediately due and payable.

       (b) If any other Event of Default has occurred and is continuing, the Required Holder(s) may at any time at its or their option, by notice or notices to the Company, declare all the Debentures then outstanding to be immediately due and payable.

       (c) If any Event of Default described in paragraph (a) or (b) of Section 13 has occurred and is continuing, any holder or holders of Debentures at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Debentures held by it or them to be immediately due and payable.

       Upon any Debentures becoming due and payable under this Section 14.1, whether automatically or by declaration, such Debentures will forthwith mature and the entire unpaid principal amount of such Debentures, plus all accrued and unpaid interest thereon to the date of payment of the principal thereof shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived.

14.2.  OTHER REMEDIES

       If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Debentures have become or have been declared immediately due and payable under Section 14.1, the Required Holder(s) may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Debenture, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

       Notwithstanding the foregoing, the holder of any Debenture shall have the right, which is absolute and unconditional, to receive payment of the principal of, premium, if any, and interest on such Debenture and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such holder.

14.3.  RESCISSION

       At any time after any Debentures have been declared due and payable pursuant to clause (b) of Section 14.1, the holders of not less than 25% in principal amount of the Debentures then outstanding, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Debentures, all principal of and premium, if any, on any Debentures that are due and payable other than by reason of such declaration and are unpaid, and all interest on such overdue principal and (to the extent permitted by applicable law) any overdue interest in respect of the Debentures, at the Default Rate, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to
Section 20, and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Debentures. No rescission and annulment under this Section 14.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

14.4.  NO WAIVERS OR ELECTION OF REMEDIES, EXPENSES, ETC.

       No course of dealing and no delay on the part of any holder of any Debenture in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Debenture upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 17, the Company will pay to the holder of each Debenture on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection proceeding under this Section 14, including, without limitation, reasonable attorneys' fees, expenses and disbursements.

15.    REGISTRATION; EXCHANGE; SUBSTITUTION OF DEBENTURES

15.1.  REGISTRATION OF DEBENTURES

       The Company shall keep at its principal executive office a register for the registration and registration of transfers of Debentures (the "Debenture Register"). The name and address of each holder of one or more Debentures, each transfer thereof and the name and address of each transferee of one or more Debentures shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Debenture shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of at least 5% of the original aggregate principal amount of Debentures promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Debentures.

15.2.  TRANSFER AND EXCHANGE OF DEBENTURES

       The Debentures are subject to restrictions upon transfer. As long as such restrictions on transfer are complied with, upon surrender of any Debenture at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Debenture or his attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Debenture or part thereof), the Company shall execute and deliver, at the Company's expense (except as provided below), one or more new Debentures (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Debenture. Each such new Debenture shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit 1. Each such new Debenture shall be
                                ---------
dated and bear interest from the date to which interest shall have been paid on the surrendered Debenture or dated the date of the surrendered Debenture if no interest shall have been paid thereon; provided, however, that the aggregate amount of interest payable during any quarter with respect to any transferred Debenture shall in no event exceed the amount of interest that would have been payable during such quarter with respect to such Debenture absent such transfer. Debentures shall not be transferred in denominations of less than $100,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Debentures, one Debenture may be in a denomination of less than $100,000. Any transferee, by its acceptance of a Debenture registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 7.2.

15.3.  REPLACEMENT OF DEBENTURES

       Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Debenture, and:

       (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it, or

       (b) in the case of mutilation, upon surrender and cancellation thereof,

       the Company at its own expense shall execute and deliver, in lieu thereof, a new Debenture, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Debenture or dated the date of such lost, stolen, destroyed or mutilated Debenture if no interest shall have been paid thereon.

16.    PAYMENTS ON DEBENTURES

16.1.  PLACE OF PAYMENT

       Subject to Section 16.2, payments of principal and interest becoming due and payable on the Debentures shall be made in Albany, New York, at the principal office of the Company. The Company may at any time, by notice to each holder of a Debenture, change the place of payment of the Debentures so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

16.2.  HOME OFFICE PAYMENT

       So long as Charterhouse or Charterhouse's nominee shall be the registered holder of any Debenture, and notwithstanding anything contained in Section 16.1 or in such Debenture to the contrary, the Company will pay all sums becoming due on such Debenture for principal, premium, if any, and interest by the method and at the address as Charterhouse shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Debenture or the making of any notation thereon, except that, in order to receive payment or prepayment in full of any Debenture, Charterhouse shall surrender such Debenture for cancellation to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 16.1. Prior to any sale or other disposition of any Debenture held by Charterhouse or Charterhouse's nominee Charterhouse will surrender such Debenture to the Company in exchange for a new Debenture(s) pursuant to Section 15.2.

16.3.  INTEREST

       Interest on the Debentures shall be computed on the basis of a 360-day year of twelve 30-day months at a rate of 8% per annum from the Issue Date, payable in equal quarterly installments on each Interest Payment Date of each year (or such prorated amount as may be applicable with respect to the first payment) until the principal on the Debentures becomes due and payable. To the extent permitted by law, interest on any overdue payment of principal or interest shall be payable quarterly at a rate equal to 10% per annum (the "Default Rate").

       From the Issue Date through and including the day after the first Interest Payment Date following the fifth anniversary of the Issue Date, such interest shall be paid on each Interest Payment Date by the issuance to the Holder of additional Convertible Debentures in the principal amount of the interest payable on such Interest Payment Date. After the first Interest Payment Date following the fifth anniversary of the Issue Date, such interest shall be paid in either (i) additional Convertible Debentures in the principal amount of the interest payable on such Interest Payment Date or (ii) cash; the method of payment to be determined by the Company in its sole discretion.

17.    EXPENSES, ETC.

17.1.  TRANSACTION EXPENSES

       Notwithstanding the provisions of Sections 4.1.1(a) or 4.1.1(b) (unless Charterhouse's failure to surrender the 1998 Debentures as provided therein is due to a failure by Charterhouse to satisfy its conditions) the Company will promptly pay all reasonable out-of-pocket fees and expenses incurred by Charterhouse in connection with the transactions contemplated hereby (including the reasonable fees and expenses of a special counsel, accountants and other representatives engaged by Charterhouse in connection with such transactions) ("Transaction Fees") up to a maximum of $150,000, whether or not this Agreement is terminated prior to the Closing. The Transaction Fees in connection with any amendments, waivers or consents under or in respect of this Agreement, the Other Agreements or the Debentures (whether or not such amendment, waiver or consent becomes effective) or in connection with any required any HSR Act filing by Charterhouse, including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement or the Debentures or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement or the Debentures, or by reason of being a holder of any Debenture, (b) the costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Debentures shall not be subject to the $150,000 cap. The Company will pay, and will save Charterhouse and each other holder of a Debenture harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those retained by Charterhouse), its investment advisors and its counsel, and any filing fees payable by the Company in connection with any filings or submissions required under the HSR Act. At the Closing under this Agreement, the Company will pay to Charterhouse Group International, Inc. a fee in the amount of $750,000, payable in the form of a number of shares of Common Stock of the Company (the "Closing Shares") equal to 750,000 divided by the "Conversion Price" (which term for purposes of this Section 17.1 alone shall have the meaning set forth in the Blue Truck Certificate of Designations). At the Closing, the Company shall deliver to Charterhouse certificates evidencing the Closing Shares in such denominations and in such names as Charterhouse shall request. The Closing Shares have been duly authorized and, upon issuance at the Closing pursuant to this Section 17, shall be validly issued and outstanding, fully paid and nonassessable, and subject to no preemptive rights (and not issued in violation of preemptive rights).

17.2.  SURVIVAL

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

       The obligations of the Company under this Section 17 will survive the payment or transfer of any Debenture, the enforcement, amendment or waiver of any provision of this Agreement or the Debentures, and the termination of this Agreement.

18.    INDEMNIFICATION

18.1.  INDEMNIFICATION BY THE COMPANY

       18.1.1 From and after the Closing, the Company shall indemnify and hold each Charterhouse entity, its Affiliates, and their respective directors, officers, employees, shareholders, partners, agents, successors and assigns (collectively, "Charterhouse Claimants" and individually, a "Charterhouse Claimant") harmless from and defend each of them from and against any and all demands, claims, actions, liabilities, losses, costs, damages or expenses whatsoever (including without limitation reasonable attorneys' fees and expenses) (collectively, "Claims") asserted against, imposed upon or incurred by the Charterhouse Claimants resulting from or arising out of (i) any inaccuracy or breach of any representation or warranty of the Company contained herein; and/or (ii) any breach of any covenant or obligation of the Company contained herein. The Charterhouse Claimant's right to indemnification shall not be limited or affected in any way by any pre-Closing investigation by Charterhouse.

       INDEMNIFICATION BY CHARTERHOUSE

       18.1.2 From and after the Closing, Charterhouse shall indemnify and hold the Company, its Affiliates and their respective directors, officers, employees, shareholders, partners, agents, successors and assigns (collectively, the "Company Claimants" and individually, a "Company Claimant") harmless from and defend each of them from and against any and all Claims asserted against, imposed upon or incurred by the Company Claimants resulting from or arising out of any inaccuracy or breach of any representation or warranty of Charterhouse in
Section 7 hereof.

18.2.  TERMS AND CONDITIONS OF INDEMNIFICATION

       18.2.1 The respective obligations and liabilities of the Company and Charterhouse (each, an "indemnifying party") to indemnify pursuant to this
Section 18 shall be subject to the following terms and conditions:

       (a) The party seeking to be indemnified (the "Indemnified Party") shall give the indemnifying party prompt written notice of any such claim. The Indemnified Party's failure to give prompt notice, however, shall not serve to eliminate or limit the Indemnified Party's right to indemnification hereunder except to the extent such failure materially prejudices the rights of the indemnifying party.

       (b) The obligations and liabilities of the indemnifying party to indemnify pursuant to this Section 18 in respect of any Claim by a third party shall be subject to the following additional terms and conditions:

                (i) The indemnifying party shall have the right to undertake, by counsel or other representatives of its own choosing reasonably satisfactory to the Indemnified Party, the defense, compromise, and settlement of such Claim.

                (ii) In the event that the indemnifying party shall elect not to undertake such defense, or within a reasonable time after notice of any such claim from the Indemnified Party shall fail to defend, the Indemnified Party (upon further written notice to the indemnifying party) shall have the right to undertake the defense, compromise or settlement of such claim, by counsel or other representatives of its own choosing, on behalf of and for the account and risk of the indemnifying party.

     18.2.2 Notwithstanding anything in this Section 18 to the contrary, (A) if there is a reasonable probability that a Claim may materially and adversely affect the Indemnified Party other than as a result of money damages or other money payments, the Indemnified Party shall have the right, at the cost and expense of the indemnifying party, to participate in the defense, compromise or settlement of the Claim, (B) the indemnifying party shall not, without the Indemnified Party's written consent, settle or compromise any Claim or consent to entry of any judgment which does not include as an unconditional term thereof the giving by the claiming party or the plaintiff to the Indemnified Party of a release from all liability in respect of such claim, and (C) in the event that the indemnifying party undertakes defense of any Claim, the Indemnified Party by counsel or other representative of its own choosing and at its sole cost and expense, shall have the right to consult with the indemnifying party and its counsel or other representatives concerning such claim (other than any claim for money damages with respect to which the indemnifying party has agreed to indemnify the Indemnified Party) and the indemnifying party and the Indemnified Party and their respective counsel or other representatives shall cooperate with respect to such claim, subject to the execution and delivery of a mutually satisfactory joint defense agreement.

19.    SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT

       All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Debentures, the acquisition or transfer by Charterhouse of any Debenture or portion thereof or interest therein and the payment of any Debenture, and may be relied upon by any Permitted Transferee of a Debenture, regardless of any investigation made at any time by or on behalf of Charterhouse or any Permitted Transferee of a Debenture until 30 days after Charterhouse receives the audited financial statements of the Company for the year ended December 31, 2000, except for the representations and warranties contained in Sections 6.5 and 6.13. which shall not survive the Closing. All statements contained in any certificate delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, this Agreement, the Other Agreements and the Debentures embody the entire agreement and understanding between Charterhouse and the Company and supersede all prior agreements and understandings relating to the subject matter hereof; provided, however, that, notwithstanding anything to the contrary in this Agreement or any other agreement, instrument or understanding among the parties to this Agreement, the 1998 Purchase Agreement, the 1998 Debentures and the "Other Agreements" referred to therein shall remain in full force and effect until amended and restated at the Closing in accordance with this Agreement.

20.    AMENDMENT AND WAIVER

20.1.  REQUIREMENTS

       This Agreement, the Other Agreements and the Debentures may be amended, and the observance of any term hereof, of the Other Agreements or of the Debentures may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that
(a) no amendment or waiver of any of the provisions of Section 1, 2, 4, 5, 6.18, 9, 11.6, 11.7, 16.3, 18 or 24 or any defined term (as it is used therein), will be effective as to Charterhouse unless consented to by Charterhouse in writing,
(b) no such amendment or waiver may, without the written consent of the holder of each Debenture at the time outstanding affected thereby: (i) subject to the provisions of Section 14 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest on the Debentures, (ii) change the percentage of the principal amount of the Debentures the holders of which are required to consent to any such amendment or waiver, or
(iii) amend any of Sections 10, 13, 14, 20 or 23 hereof, and (c) no amendment of any of the provisions of this Agreement, the Other Agreements or the Debentures prior to the Closing shall be effective unless agreed to in writing by Blue Truck, unless the Blue Truck Documentation shall have been terminated in accordance with its terms.

20.2.  SOLICITATION OF HOLDERS OF DEBENTURES

       20.2.1 Solicitation. The Company will provide each holder of Debentures (irrespective of the amount of Debentures then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Debentures. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 19 to each holder of outstanding Debentures promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Debentures.

       20.2.2 Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Debentures as consideration for or as an inducement to the entering into by any holder of Debentures of any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of Debentures then outstanding that consent thereto.

20.3.  BINDING EFFECT, ETC.

       Any amendment or waiver consented to as provided in this Section 20 applies equally to all holders of Debentures and is binding upon them and upon each future holder of any Debenture and upon the Company without regard to whether such Debenture has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and the holder of any Debenture nor any delay in exercising any rights hereunder or under any Debenture shall operate as a waiver of any rights of any holder of such Debenture. As used herein, the term "this Agreement" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

20.4.  DEBENTURES HELD BY COMPANY, ETC.

       Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Debentures then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Debentures, or have directed the taking of any action provided herein or in the Debentures to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Debentures then outstanding, Debentures directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

21.    NOTICES

       All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or
(b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

          (i) if to Charterhouse or Charterhouse's nominee, c/o Charterhouse Group International, Inc. 535 Madison Avenue, New York, NY 10022 Attention:
     President, with a copy to:

          Stephen W. Rubin, Esq.

          Proskauer Rose LLP
          1585 Broadway
          New York, NY 10036
          Facsimile:  212/969-2900

          (ii) if to any other holder of any Debenture, to such holder at such address as such other holder shall have specified to the Company in writing, or

          (iii) if to the Company, to the Company at its address set forth at the beginning hereof to the attention of President, or at such other address as the Company shall have specified to the holder of each Debenture in writing, with a copy to:

          Karen A. Dewis, Esq.
          McDermott Will & Emery
          600 13th Street, N.W.
          Washington, DC 20005
          Facsimile:  202/756-8087

               -and, prior to the Closing-

          Stephen Presser, Esq.
          KPS Special Situations Fund, L.P.
          200 Park Avenue, 58/th/ Floor
          New York, NY 10166
          Facsimile:  212/867-7980

               -and, prior to the Closing-

          Carl Reisner, Esq.
          Paul, Weiss, Rifkind, Wharton & Garrison
          1285 Avenue of the Americas
          New York, NY  10019-6064
          Facsimile:  212/757-3990

Notices under this Section 21 will be deemed given only when actually received.

22.    REPRODUCTION OF DOCUMENTS

       This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by Charterhouse at the Closing (except the Debentures themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to Charterhouse, may be reproduced by Charterhouse by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and Charterhouse may destroy any original document so reproduced.

23.    INTENTIONALLY OMITTED

24.    SUBSTITUTION OF CHARTERHOUSE

       Charterhouse shall have the right to substitute any one of Charterhouse's Affiliates as the acquiror of the Debentures to be issued to Charterhouse hereunder, by written notice to the Company, which notice shall be signed by both Charterhouse and such Affiliate, shall contain such Affiliate's agreement to be bound by this Agreement and the Other Agreements to which Charterhouse is a party and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 7. Upon receipt of such notice, wherever the word "Charterhouse" is used in this Agreement (other than in this Section 24), such word shall be deemed to refer to such Affiliate in lieu of Charterhouse, provided, however, that substitution of Charterhouse's Affiliate shall not release Charterhouse from any liability under this Agreement. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to Charterhouse all of the Debentures then held by such Affiliate, upon receipt by the Company of notice of such transfer, wherever the word "Charterhouse" is used in this Agreement (other than in this Section 24), such word shall no longer be deemed to refer to such Affiliate, but shall refer to Charterhouse, and Charterhouse shall have all the rights of an original holder of the Debentures under this Agreement.

25.    MISCELLANEOUS

25.1.  SUCCESSORS AND ASSIGNS

       All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective permitted successors and assigns (including, without limitation, any Permitted Transferee of a Debenture) whether so expressed or not.

25.2.  PAYMENTS DUE ON NON-BUSINESS DAYS

       Anything in this Agreement or the Debentures to the contrary notwithstanding, any payment of principal of or premium or interest on any Debenture that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

25.3.  SEVERABILITY

       Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

25.4.  CONSTRUCTION

       Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

25.5.  COUNTERPARTS

       This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

25.6.  GOVERNING LAW

       THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. All actions and proceedings arising out of or relating to this Agreement shall be brought by the parties and heard and determined only in a Federal or State court located in the Borough of Manhattan in the City and State of New York and the parties hereto consent to jurisdiction before and waive any objections to the venue of such New York and Federal courts. The parties hereto agree to accept service of process in connection with any such action or proceeding in any manner permitted for a notice hereunder.

25.7.  FURTHER ASSURANCES

       Each party shall cooperate and take such action as may be reasonably requested by the other party in order to carry out the provisions and purposes of this Agreement. In that regard, the Company agrees to cooperate with Charterhouse with respect to any filing required pursuant to the HSR Act.

       If Charterhouse is in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between Charterhouse and the Company.

                                        Very truly yours,

                                        UNITED ROAD SERVICES, INC.

                                            /s/ Gerald Riordan
                                        By:______________________________
                                           Name:  Gerald Riordan
                                           Title: CEO


The foregoing is hereby
agreed to as of the
date thereof.


CHARTER URS LLC

      /s/ Robert Berner
By:  ______________________________
     Name: Robert Berner
     Title:

                                                                      SCHEDULE A


                                 DEFINED TERMS


     As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

     "1998 DEBENTURES" is defined in the preamble.

     "1998 PURCHASE AGREEMENT" is defined in the preamble.

     "AFFILIATE" means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person. As used in this definition, "CONTROL" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an "Affiliate" is a reference to an Affiliate of the Company.

     "AMENDMENT AND RESTATEMENT AGREEMENT" means the agreement annexed to this Agreement as Exhibit 4.
             ---------

     "ASSET SALE" means any sale, lease or other disposition of assets or properties of the Company or any Subsidiary outside of the ordinary course of the Company's business and not otherwise consistent with the Company's past practice.

     "BLUE TRUCK" means Blue Truck Acquisition, LLC, a Delaware limited liability company.

     "BLUE TRUCK CERTIFICATE OF DESIGNATIONS" means the Certificate of Designation in the form annexed to this Agreement as Exhibit 5.
                                                     ---------

     "BLUE TRUCK DOCUMENTATION" means collectively the Blue Truck Certificate of Designations, the Blue Truck Investors' Agreement, the Blue Truck Registration Rights Agreement, and the Blue Truck Purchase Agreement.

     "BLUE TRUCK INVESTORS' AGREEMENT" means the Investors' Agreement, dated the date hereof, annexed to this Agreement as Exhibit 6.
                                          ---------

     "BLUE TRUCK PURCHASE AGREEMENT" means the Purchase Agreement, dated the date hereof, in the form annexed to this Agreement as Exhibit 7.
                                                      ---------

     "BLUE TRUCK REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement, dated the date hereof, in the form annexed to this Agreement as
Exhibit 8.
---------

     "BLUE TRUCK PREFERRED STOCK" means the shares of Series A Participating Preferred Stock to be issued to Blue Truck at the Closing under and pursuant to the Blue Truck Purchase Agreement and any shares of Series B Participating Preferred Stock issued to Blue Truck in payment of a Scheduled Blue Truck Dividend.

     "BUSINESS DAY" means for the purposes of any provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in New York are required or authorized to be closed.

     "CAPITAL LEASE" means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

     "CHANGE OF CONTROL" is defined in Section 11.6.

     "CHANGE OF CONTROL OFFER" is defined in Section 11.6.

     "CHANGE OF CONTROL OFFER PERIOD" is defined in Section 11.6.

     "CHANGE OF CONTROL PURCHASE DATE" is defined in Section 11.6.

     "CHANGE OF CONTROL PURCHASE PRICE" is defined in Section 11.6.

     "CHARTERHOUSE" is defined in the preamble.

     "CHARTERHOUSE CONSENT" means the consent annexed to this Agreement as
Exhibit 9.
---------

     "CHARTERHOUSE RELEASE" means the release annexed to this Agreement as
Exhibit 10.
----------

     "CHARTERHOUSE SIDE LETTER" means the side letter annexed to this Agreement as Exhibit 11.
   ----------

     "CLOSING" is defined in Section 4.1.

     "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

     "COMMON STOCK" is defined in Section 6.3.

     "COMPANY" means United Road Services, Inc., a Delaware corporation.

     "COMPANY BOARD" means the Board of Directors of the Company.

     "COMPANY RELEASE" means the release annexed to this Agreement as Exhibit
                                                                      -------
12.
--

     "COMPANY PREFERRED STOCK" is defined in Section 6.3.

     "CONVERSION DATE" is defined in Section 10.2.

     "CONVERSION PRICE" is defined in Section 10.3.

     "DEBENTURES" is defined in Section 1.

     "DEBENTURE REGISTER" is defined in Section 15.1.

     "DEFAULT" means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

     "DEFAULT RATE" is defined in Section 16.3.

     "DISQUALIFIED CAPITAL STOCK" means any capital stock which, by its terms (or by the terms of any security into which it is convertible or exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder thereof, in whole or in part on, or prior to, or is exchangeable for debt securities of its issuer prior to, the final maturity of the Debentures; provided, however, that in no event shall Disqualified Capital Stock include Blue Truck Preferred Stock.

     "ENVIRONMENTAL LAWS" means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

     "EVENT OF DEFAULT" is defined in Section 13.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     "GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America.

     "GOVERNMENTAL AUTHORITY" means

     (a)  the government of

          (i) the United States of America or any State or other political subdivision thereof, or

          (ii) any jurisdiction in which the Company or any Significant Subsidiary conducts all or any part of its business, or which has jurisdiction over any properties of the Company or any Significant Subsidiary, or

     (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

     "GUARANTY" means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

          (a) to purchase such indebtedness or obligation or any property constituting security therefor;

          (b) to advance or supply funds (i) for the purchase or payment of such indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation;

          (c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or

          (d) otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof.

In any computation of the indebtedness or other liabilities of the obligor under any Guaranty, the indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

     "HOLDER" or "HOLDERS" means, with respect to any Debenture, the Person in whose name such Debenture is registered in the register maintained by the Company pursuant to Section 15.1.

     "HSR ACT" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended from time to time.

     "INDEBTEDNESS" with respect to any Person means, at any time, without duplication,

          (a) its liabilities for borrowed money and its redemption obligations in respect of Disqualified Capital Stock;

          (b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

          (c) all liabilities required to appear on its balance sheet in accordance with GAAP in respect of Capital Leases;

          (d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities);

          (e) all its liabilities in respect of letters of credit or instruments serving a similar function issued or accepted for its account by banks and other financial institutions (whether or not representing obligations for borrowed money); and

          (f) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (e) hereof.

     "INTEREST LETTER" is defined in Section 4.1.

     "INTEREST PAYMENT DATE" means each March 31, June 30, September 30 and December 31.

     "INVESTORS AGREEMENT" means the Amended and Restated Investors Agreement, to be entered into and dated as of the date hereof, between the Company and Charterhouse, as amended, supplemented, changed or modified from time to time.

     "ISSUE DATE" is defined in Section 4.1.

     "KPS" means KPS Special Situations Fund, L.P., a Delaware limited partnership.

     "KPS RELATED PERSON" means KPS, any Affiliate of KPS (including, without limitation, Blue Truck) and any officer, director or relative of any of the foregoing.

     "LIEN" means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

     "MATERIAL" means material in relation to the business, operations, financial condition, assets, or properties of the Company and its Subsidiaries taken as a whole.

     "MATERIAL ADVERSE EFFECT" means a material adverse effect on (a) the business, operations, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole, or (b) the ability of the Company to perform its obligations under this Agreement, the Other Agreements to which it is a party and the Debentures, or (c) the validity or enforceability of this Agreement, the Other Agreements to which it is a party or the Debentures.

     "McDERMOTT WILL" is defined in Section 5.1.

     "NASDAQ/NMS" means the National Association of Securities Dealers Automated Quotations National Market System.

     "OFFICER'S CERTIFICATE" means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

     "OTHER AGREEMENTS" means the Investors Agreement, the Registration Rights Agreement, the Releases, the Charterhouse Side Letter, the Amendment and Restatement Agreement, the Termination Agreement, the Charterhouse Consent, the Interest Letter, and the Side Letter from Charterhouse to the Company dated of even date herewith.

     "PARI PASSU INDEBTEDNESS" means any Indebtedness that is pari passu in right of payment of principal, premium (if any) and interest thereon to the Debentures.

     "PERMITTED TRANSFEREE" is defined in the Investors Agreement.

     "PERSON" means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

     "PREFERRED STOCK" means any class of capital stock of a corporation that is preferred over any other class of capital stock of such corporation as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such corporation.

     "PROPERTY" or "PROPERTIES" means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

     "PROSKAUER" is defined in Section 5.1.1(g).

     "REAL PROPERTY" means any real property presently or formerly owned, used, leased, occupied, managed or operated by the Company.

     "REDEMPTION DATE" is defined in Section 9.2.

     "REGISTRATION RIGHTS AGREEMENT" means the Amended and Restated Registration Rights Agreement, dated as of the date hereof, between the Company and Charterhouse, as amended, supplemented, changed or modified from time to time.

     "REGULAR RECORD DATE" means the date that is fifteen days prior to an Interest Payment Date.

     "RELATED PERSON" means any Person owning or having the right to acquire 5% or more of the total voting power of all classes of capital stock of the Company (such percentage to be determined without reference to any shares issuable upon the conversion of the 1998 Debentures or at the Closing of the Debentures), any Affiliate of such Person or of the Company and any officer, director or relative of any of the foregoing, including, without limitation, any KPS Related Person.

     "RELEASES" means the Charterhouse Release and the Company Release.

     "REQUIRED HOLDER(S)" means, at any time, the holder(s) of at least 50% in principal amount of the Debentures at the time outstanding (exclusive of Debentures then owned by the Company or any of its Affiliates).

     "RESPONSIBLE OFFICER" means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this Agreement.

     "SCHEDULED BLUE TRUCK DIVIDEND" means, for the period commencing with the Closing and ending on the eighth anniversary thereof, a dividend payable by the Company with respect to each share of Blue Truck Preferred Stock in an amount not to exceed during any 12 month period five and one-half percent (5 1/2%) (through the sixth anniversary of the Closing) and thereafter five percent (5%) of the purchase price paid for such share of Blue Truck Preferred Stock, compounded quarterly.

     "SEC" means the Securities and Exchange Commission.

     "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.

     "SENIOR FINANCIAL OFFICER" means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company.

     "SIGNIFICANT SUBSIDIARY" means at any time any Subsidiary that would at such time constitute a "significant subsidiary" (as such term is defined in Regulation S-X of the Securities and Exchange Commission as in effect on the date of the Closing) of the Company.

     "SUBSIDIARY" means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of the Company.

     "TERMINATION AGREEMENT" means the agreement annexed to this Agreement as
Exhibit 13.
----------

                                                                      Appendix E

           CERTIFICATE OF POWERS, DESIGNATIONS, PREFERENCES AND RIGHTS

                                       OF

                                  THE SERIES A

                  PARTICIPATING CONVERTIBLE PREFERRED STOCK,

                           PAR VALUE, $0.001 PER SHARE

                                       OF

                           UNITED ROAD SERVICES, INC.

                                 ---------------

                           Pursuant to Section 151 of
              the General Corporation Law of the State of Delaware



                  We, the undersigned, Gerald Riordan, Chief Executive Officer of United Road Services, Inc., a Delaware corporation (the "Corporation"), and
                                                            -----------
Donald J. Marr, Chief Financial Officer of the Corporation, pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware, do hereby make this Certificate of Powers, Designations, Preferences and Rights (the "Certificate of Designations") and do hereby state and certify
                 ---------------------------
that the Corporation's Board of Directors duly adopted the following resolutions on _____ __, 2000.

                  RESOLVED, that the Board of Directors hereby authorizes the issuance of a new series of preferred stock of the Corporation and hereby fixes the powers, designations, preferences and other rights thereof, and the qualifications, limitations and restrictions thereon as follows:

                  1. Number and Designation. A total of _______ shares/1/ of the
                     ----------------------
Corporation's preferred stock shall be designated as Series A Participating Preferred Stock, par value $0.001 per share (the "Series A Preferred Stock").
                                                    ------------------------

                           (a) The Series A Preferred Stock shall, as to
dividends, distributions or redemptions, or as to distribution of assets and rights upon and following a Liquidation Event (as defined in Section 4(a)), rank senior to all other existing and future classes and series of capital stock of the Corporation.


--------------
/1/ Number of shares multiplied by the Series A Base Preferred Liquidation Amount equals $27,000,000.

                           (b) Notwithstanding anything to the contrary
contained in the Certificate of Incorporation of the Corporation, the vote of the holders of a majority of the shares of Series A Preferred Stock (the "Majority Holders"), shall be a prerequisite to the designation or issuance of ----------------- any shares of capital stock ranking pari passu with or senior to the Series A Preferred Stock as to dividends, distributions or redemptions, or as to distribution of assets and rights upon or following a Liquidation Event.

                  2. Voting Power.
                     ------------

                           (a) Subject to the following proviso and the last
sentence of this Section 2(a), the holder of each share of Series A Preferred Stock shall be entitled to the number of votes equal to the number of full shares of the Corporation's common stock, par value $0.01 per share (the "Common
                                                                          ------
Stock"), into which such share of Series A Preferred Stock could be converted
-----
pursuant to Section 5 hereof (the "Number of Convertible Equivalent Shares") on
                                   ---------------------------------------
the record date for the vote or for written consent of stockholders, as applicable; provided, however, that except as provided in Sections 2(b) and 2(c)
            -----------------
and the following proviso of this sentence, the holders of Series A Preferred Stock shall not be entitled to vote in elections of directors; provided further,
                                                               ----------------
that if at anytime (i) the Majority Holders are not entitled to designate at least three members of the Board of Directors under Section 2(c) or (ii) if any Person is soliciting proxies or consents in support of or seeking the election of any director who has not been nominated by the Board of Directors, then the holders of Series A Preferred Stock shall be entitled to vote in the election of the directors of the Company with the holders of the Common Stock and all other shareholders entitled to vote thereon (so long as, in the case of clause (ii) of this proviso such vote is in favor of the Board of Directors' nominees). The holder of each share of Series A Preferred Stock shall be entitled to notice of any stockholders' meeting in accordance with the by-laws of the Corporation and shall vote with holders of the Common Stock (and all other shareholders entitled to vote thereon), voting together as a single class, upon all matters, other than elections of directors (except as set forth in Section 2(b) and the second proviso of the prior sentence), submitted to a vote of stockholders, excluding those matters required to be submitted to a class or series vote pursuant to the General Corporation Law of the State of Delaware and the terms of the Corporation's Certificate of Incorporation or by-laws. Fractional votes shall not, however, be permitted and any fractional voting rights resulting from the above formula (after aggregating all shares of Common Stock into which shares of Series A Preferred Stock held by each holder could be converted) shall be rounded to the nearest whole number (with one-half rounded up to one).

                           (b) For so long as the Original Holders own (as
reflected in the stock ledger of the Corporation on the record date for determining shareholders who are entitled to vote for the election of directors (the "Record Date")) at least 50% of the Adjusted Number of Shares Purchased (as
      -----------
defined below), the total number of directors shall be either 9 or 11, and in the event that the number of directors is 11, the Majority Holders shall be entitled to elect and designate 6 directors and in the event that the total number of directors is 9, the Majority Holders shall be entitled to elect and designate 5 of the directors of the Corporation; and

                           (c) If the Original Holders ever own (as reflected in
the stock ledger of the Corporation on the relevant Record Date) less than 50% of the Adjusted Number of Shares Purchased, for so long as the Original Holders own at least 25% of the Adjusted Number of Shares Purchased (and regardless of whether the Original Holders subsequently regain ownership of 50% or more of the Adjusted Number of Shares Purchased), then the total number of directors shall be either 9 or 11, and the Majority Holders shall be entitled to elect and designate three directors of the Corporation (regardless of whether the number of directors is 9 or 11). If the Original Holders ever own (as reflected in the stock ledger of the Corporation on the relevant Record Date) less than 25% of the Adjusted Number of Shares Purchased, for so long as the Original Holders own at least 10% of the Adjusted Number of Shares Purchased (and regardless of whether the Original Holders subsequently regain ownership of 25% or more of the Adjusted Number of Shares Purchased), then the total number of directors shall be either 9 or 11, and the Majority Holders shall be entitled to elect and designate one director of the Corporation (regardless of whether the number of directors is 9 or 11). If the Original Holders shall ever fail to own (as reflected in the stock ledger of the Company on the relevant Record Date) at least 10% of the Adjusted Number of Shares Purchased (and regardless of whether the Original Holders subsequently regain ownership of 10% or more of the Adjusted Number of Shares Purchased), then the total number of directors shall be designated in accordance with the Corporation's by-laws and the holders of Series A Preferred Stock shall no longer be entitled, as a class, to elect any particular number of directors of the Corporation. The "Adjusted Number of
                                                        ------------------
Shares Purchased" means the Number of Convertible Equivalent Shares purchased by
----------------
the Original Holders (as increased, from time to time, by the number of shares of capital stock of the Corporation (as converted into Common Stock, if applicable) that the Original Holders purchase directly from the Corporation after the date hereof and as equitably adjusted, from time to time, in connection with any event requiring adjustment under Section 5(f) (an "Adjustment Event"), such adjustment to be made in a manner consistent with such
 ----------------
adjustment of the Conversion Price under Section 5(f)). The Majority Holders may remove, with or without cause, any or all of the directors elected by the holders of Series A Preferred Stock pursuant to this Section 2, and such directors may not be removed by vote of the outstanding shares as a whole, for cause or otherwise. In the event a vacancy is created on the Corporation's Board of Directors by reason of the incapacity, death, removal or resignation of any or all of the directors elected by the holders of Series A Preferred Stock pursuant to this Section 2, such vacancy shall be filled only by vote of the Majority Holders.

                  Notwithstanding anything to the contrary, in any event where
(x) this Certificate of Designations provides that the total number of directors may be either 9 or 11 and (y) the terms of that certain Amended and Restated Investors Agreement, dated as of April 14, 2000 (the "Charterhouse Investors
                                                      ----------------------
Agreement"), between the Corporation and Charter URS LLC ("Charterhouse")
---------                                                  ------------
provide that Charterhouse or its Permitted Transferees (as such term is defined in the Charterhouse Investors Agreement) may nominate two directors to the board of directors, the board of directors shall consist of 11 members.

                             "Original Holders" shall mean Blue Truck
                              ----------------
Acquisition, LLC ("Blue Truck"), its respective Affiliates, partners, members or
                   ----------
stockholders and the respective Affiliates, partners, members or stockholders of such Persons.

                             "Affiliates" shall mean with respect to any Person,
                              ----------
any other Person controlling, controlled by or under common control with such Person.

                             "Person" means an individual, corporation, limited
                              ------
liability company, partnership, association, trust or any other entity or organization.

                  3. Dividends.
                     ---------

                           (a) Mandatory Dividends. For the period prior to
                               -------------------
________ 2008, the holders of each outstanding share of Series A Preferred Stock shall be entitled to receive cumulative dividends on the Series A Preferred Stock, at the rate per annum of (x) five and one half percent (5 1/2%) prior to ________, 2006 and (y) five percent (5%) on and after ___________, 2006, of the
Series A Preferred Base Liquidation Amount (as defined in Section 4(a) below) (a "Series A Preferred Cumulative Dividend"), with such dividends to be paid in
 --------------------------------------
cash as set forth below. Series A Preferred Cumulative Dividends shall accrue on a daily basis commencing as of the date of issuance of the Series A Preferred Stock and shall be mandatorily paid immediately prior to a Liquidation Event (as defined in Section 4 below) (the date of such payment of the Series A Preferred Cumulative Dividend is referred to herein as the "Liquidation Dividend Payment
                                                  ----------------------------
Date"). Series A Preferred Cumulative Dividends shall (i) be computed on the
----
basis of actual number of days elapsed in a year of 360 days (consisting of twelve 30 day months), (ii) be paid either quarterly at the end of each calendar quarter (a "Quarterly Dividend Payment Date") if the Board of Directors of the
            -------------------------------
Corporation, in its sole and absolute discretion, elects to declare and pay the dividend for such quarter on or before the Quarterly Dividend Payment Date on which it is due, or cumulate on a quarterly basis to the extent unpaid by such Quarterly Dividend Payment Date, whether or not they have been declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends (it being understood that if the dividend for a quarter is not paid by the Quarterly Dividend Payment Date on which a particular payment is due, then such dividend may not thereafter be paid in cash except upon liquidation as provided in Section 3(b)), and (iii) accrue and include dividends on arrearages, calculated at the end of each calendar quarter, at the rate of (x) five and one half percent (5 1/2%) per annum prior to __________, 2006 and (y) five percent (5%) per annum on and after __________, 2006 and prior to __________, 2008. Series A Preferred Cumulative Dividends shall not accrue for the period on and after (i) _________, 2008, or (ii) the Quarterly Dividend Payment Date next following the date on or after _________, 2005 upon which the average of the closing prices of the Common Stock on the NASDAQ National Market (or such other national market system or exchange on which such shares are then listed, traded or quoted) exceeds, for a period of 30 consecutive trading days, 313% of the Conversion Price (as defined in Section 5(e)(i) below).

                           (b) On a Liquidation Dividend Payment Date, all
accrued dividends shall be paid in cash, unless the Liquidation Event is an Organic Change in which the only consideration received is securities of the acquiring company or an Affiliate thereof which are freely tradeable except for any transfer restrictions imposed by the acquiring company or any limitations on resale imposed by Rule 144 or 145 of the Securities Act of 1933, as amended ("Marketable Securities"), so long as the holders of the Series A Preferred
  ---------------------
Stock (or any securities into which Series A Preferred Stock may be exchanged in an Organic Change) have a right to require registration of such securities upon demand, in which case the accrued dividends may be paid, at the option of the Corporation, in such Marketable Securities. In addition, upon an optional conversion, or an automatic conversion triggered by an Organic Change, all dividends that have accrued since the next preceding Quarterly Dividend Payment Date (or the date of issuance in the case of such conversion prior to the first Quarterly Dividend Payment Date) and (without duplication) all dividends that have accrued from and after ___________, 2005 shall be paid in shares of Common Stock or in cash, at the option of the Majority Holders. If dividends are to be paid in shares of Common Stock pursuant to the preceding sentence, the value of such shares shall be determined, (A) in the case of an Organic Change (other than as set forth in clause (B), below), by the Net Per Share Price paid for shares of Common Stock on such Organic Change, (B) in the case of an Organic Change in which no per share price is paid for shares of Common Stock, mutually by the Board of Directors and the Majority Holders or, if the Board of Directors and the Majority Holders shall fail to agree, at the Corporation's expense by an appraiser chosen by the Board of Directors and reasonably acceptable to the Majority Holders or (C) in the case of a voluntary conversion, by the Current Market Price (as defined in Section 5(f)(iv) below).

                           "Net Per Share Price" shall mean an amount equal to a
                            -------------------
quotient expressed as a fraction (a) the numerator of which shall be the aggregate dollar amount (whether in cash or the fair market value of the consideration received) paid to the stockholders of the Corporation as consideration in an Organic Change plus the amount payable to any Person upon the exercise of Common Stock Equivalents (exclusive of Common Stock Equivalents that are not "in the money" at the price to be paid in the transaction constituting the Organic Change (or if there is no price to be paid, at the Current Market Price of the Common Stock)) and (b) the denominator of which shall be the number of shares of Common Stock outstanding on a fully diluted basis (assuming the conversion of the Series A Preferred Stock and exclusive of Common Stock Equivalents that are not "in the money") at the price to be paid in the transaction constituting the Organic Change (or if there is no price to be paid, at the Current Market Price of the Common Stock).

                           "Common Stock Equivalent" shall mean any security or
                            -----------------------
obligation which is by its terms convertible or exchangeable into shares of Common Stock or another Common Stock Equivalent, and any option, warrant or other subscription or purchase right with respect to Common Stock.

                           (c) Participating Dividends. In addition to the
                               -----------------------
mandatory dividends described in Section 3(a) above, the holders of the Series A Preferred Stock shall be entitled to receive out of funds legally available therefor, dividends (other than dividends paid in additional shares of Common Stock with respect to which an adjustment of the Conversion Price has been made in accordance with Section 5(f)(ii)) at the same rate as dividends are paid with respect to the Common Stock (treating each share of Series A Preferred Stock as being equal to the number of shares of Common Stock into which each such share of Series A Preferred Stock could be converted pursuant to the provisions of Section 5(a) on the record date for determining the holders of Common Stock entitled to such dividend).

                  4. Liquidation.
                     -----------

                           (a) Liquidation Preference. Upon any liquidation,
                               ----------------------
dissolution or winding up of the Corporation, whether voluntary or involuntary (a "Liquidation Event"), holders of each outstanding share of Series A Preferred
    -----------------
Stock shall be entitled to be paid out of the assets of the Corporation available for distribution to stockholders, whether such assets are capital, surplus or earnings, and before any amount shall be paid or distributed to the holders of any other capital stock of the Corporation, an amount per share of Series A Preferred Stock in cash equal to the sum of (i) [$ purchase price] per share, adjusted appropriately for stock splits, reverse stock splits, stock dividends, recapitalizations and the like in the same manner as the Conversion Price is adjusted in accordance with Section 5(f) (the "Series A Preferred Base
                                                        -----------------------
Liquidation Amount"), plus (ii) the amount of any and all unpaid Series A
------------------
Preferred Cumulative Dividends (together with the Series A Preferred Base Liquidation Amount, the "Series A Preferred Liquidation Preference Amount");
                         ------------------------------------------------
provided, however, that if, upon any Liquidation Event, the amounts payable with
-----------------
respect to the Series A Preferred Stock are not paid in full, the holders of the Series A Preferred Stock shall share ratably in any distribution of assets in proportion to the amounts that would be payable to such holders if such assets were sufficient to permit payment in full. If and to the extent that the holders of the outstanding shares of Series A Preferred Stock have received all the Series A Preferred Liquidation Preference Amount, the holders of Series A Preferred Stock shall thereafter share ratably with the holders of Common Stock in the value received for the remaining assets and properties of the Corporation, if any, with distributions and payments, as the case may be, to be made to the holders of Series A Preferred Stock as if each share of Series A Preferred Stock had been converted into the number of shares of Common Stock into which each such share of Series A Preferred Stock could be converted pursuant to the provisions of Section 5(a) immediately prior to any such Liquidation Event.

                           (b) Non-Cash Distributions. In the event of a
                               ----------------------
Liquidation Event resulting in the availability of assets other than cash for distribution to the holders of the Series A Preferred Stock, the holders of the Series A Preferred Stock shall be entitled to a distribution of cash and/or assets equal in value to the Series A Preferred Liquidation Preference Amount and other distribution rights stated in Section 4(a). In the event that such distribution to the holders of the Series A Preferred Stock shall include any assets other than cash, the following provisions shall govern: The Board of Directors shall first determine the value of such assets for such purpose and shall notify all holders of shares of Series A Preferred Stock of such determination. The value of such assets for purposes of the distribution under this Section 4(c) shall be the value as determined by the Board of Directors in good faith and with due care, unless the Majority Holders shall object thereto in writing within 15 days after the date of such notice (the "Objecting
                                                              ---------
Stockholders"). In the event of such objection, the valuation of such assets for
------------
purposes of such distribution
shall be determined by an arbitrator mutually selected by a majority of the Objecting Stockholders (based on the number of shares of Series A Preferred Stock) and the Board of Directors, or in the event a single arbitrator cannot be agreed upon within 10 days after the written objection sent by the Objecting Stockholders, in accordance with the previous sentence, the valuation of such assets shall be determined by an arbitration in which (i) the Objecting Stockholders shall have named in their notice of objection one arbitrator, (ii) the Board of Directors shall name a second arbitrator within 15 days from the receipt of such notice, (iii) the arbitrators selected by the Objecting Stockholders and the Board of Directors shall together select a third arbitrator within 15 days thereafter, and (iv) the three arbitrators thus selected shall determine the valuation of such assets within 15 days thereafter for purposes of such distribution by majority vote. The costs of such arbitration shall be borne equally by the Corporation and by the holders of the Series A Preferred Stock, pro rata based on the number of shares of Series A Preferred Stock held by the holders of the Series A Preferred Stock. Such determination of value and the sharing of costs by the holders of the Series A Preferred Stock shall be binding on all holders of Series A Preferred Stock.

                           (c) Organic Change. "Organic Change" shall mean (a)
                               --------------   --------------
(i) the merger or consolidation of the Corporation into or with one or more Persons, or (ii) the merger or consolidation of one or more Persons into or with the Corporation if, in the case of (i) or (ii) the stockholders of the Corporation prior to such merger or consolidation do not retain at least a majority of the voting power of the surviving Person, (b) the voluntary sale, conveyance, exchange or transfer to another Person of (i) the voting capital stock of the Corporation if, after such sale, conveyance, exchange or transfer, the stockholders of the Corporation prior to such sale, conveyance, exchange or transfer do not retain at least a majority of the voting power of the Corporation or (ii) all or substantially all of the assets of the Corporation or
(c) a capital reorganization of the Corporation (other than by way of stock split, reverse stock split or combination of shares or stock dividends or distributions provided for in Sections 5(f)(i) or 5(f)(ii)). Notwithstanding anything to the contrary contained herein, any transaction that is consummated at a time when the Majority Holders have the right to designate a majority of the directors of the Corporation shall be an Organic Change if the Majority Holders do not have the right to designate a majority of the Board of Directors of the Corporation or its successor following such transaction on terms no less favorable than are set forth in Section 2(b) hereof. At the election of the Majority Holders, the results of which are conveyed to the Corporation at least five (5) business days prior to the closing of the Organic Change, an Organic Change shall be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this Section 4.

                           (d) Notice. Not less than 15 days prior to the
                               ------
occurrence of any Liquidation Event, the Corporation will furnish each holder of Series A Preferred Stock notice in accordance with Section 6(a) hereof, together with a certificate prepared by the chief financial officer of the Corporation describing in detail the facts of such Liquidation Event, stating in detail the amount(s) per share of Series A Preferred Stock each holder of Series A Preferred Stock would receive pursuant to the provisions of Section 4(a) hereof and stating in detail the facts upon which such amount was determined.

                  5. Conversion. The Series A Preferred Stock may be converted
                     ----------
as follows:

                           (a) Voluntary Conversion. At any time, the holder of
                               --------------------
any shares of Series A Preferred Stock may, at such holder's option, elect to convert (a "Voluntary Conversion") all or any portion of the shares of Series A
            --------------------
Preferred Stock held by such Person as follows: for each share of Series A Preferred Stock being converted, into the number of fully paid and nonassessable shares of Common Stock equal to the sum of (i) the quotient obtained by dividing
(x) the Series A Preferred Base Liquidation Amount by (y) the Conversion Price (as defined in Section 5(e)(i) below) plus (ii) the quotient obtained by dividing (x) the amount, if any, by which the Series A Preferred Liquidation Preference Amount that has accrued at any time prior to ___________, 2005 exceeds the Series A Preferred Base Liquidation Amount by (y) the product of the Conversion Price and 0.85. Such sum is referred to as the "Series A Conversion Rate" and shall be computed as of the date of delivery by the holder of its notice of election to convert or immediately prior to a mandatory conversion in accordance with Section 5(c).

                           (b) Mechanics of Voluntary Conversion. The Voluntary
                               ---------------------------------
Conversion of Series A Preferred Stock shall be conducted in the following manner:

                                (i) Holder's Delivery Requirements. To convert
                                    ------------------------------
         Series A Preferred Stock into full shares of Common Stock on any date (the "Voluntary Conversion Date"), the holder thereof shall (A)
               -------------------------
         transmit by facsimile (or otherwise deliver), for receipt on or prior to 11:59 p.m., New York Time on such date, a copy of a fully executed notice of conversion (the "Conversion Notice"), to the Chief Financial
                                    -----------------
         Officer of the Corporation, and (B) surrender to a common carrier for delivery to the Corporation as soon as practicable following such date, the original certificates representing the shares of Series A Preferred Stock being converted (or an indemnification undertaking with respect to such shares in the case of their loss, theft or destruction) (the "Series A Stock Certificates") and the originally executed Conversion
          ---------------------------
         Notice.

                                (ii) Corporation's Response. Upon receipt by the
                                     ----------------------
         Corporation of the Conversion Notice, the Corporation shall immediately send, via facsimile, a confirmation of receipt of such Conversion Notice to such holder. Upon receipt by the Corporation of the Series A Stock Certificates to be converted pursuant to a Conversion Notice, together with the originally executed Conversion Notice, the Corporation or its designated transfer agent (the "Transfer Agent") (as
                                                            --------------
         applicable) shall issue and - surrender to a common carrier for overnight delivery to the address as specified in the Conversion Notice, (A) a certificate, registered in the name of the holder or its designee, for the number of full shares of Common Stock to which the holder shall be entitled and, (B) in lieu of any fractional shares to which the holder would otherwise be entitled, a check for the amount of cash equal to the product of such fraction multiplied by the average of the closing trade prices of the Common Stock for the five consecutive trading days immediately preceding the Voluntary Conversion Date. If the number of shares of Series A Preferred Stock represented by the Series A Stock Certificate(s) submitted for conversion is greater than the number of shares of Series A Preferred Stock being converted, then the Corporation shall at its own expense, issue and deliver to the holder a new Series A Stock Certificate representing the number of shares of Series A Preferred Stock not converted under Section 5(a).

                  (c) Mandatory Conversion.
                      --------------------

                                (i) Automatic Conversion. Immediately prior to
                                    --------------------
         the occurrence of an Organic Change, each outstanding share of Series A Preferred Stock shall, automatically and without any action on the part of the holder thereof, convert, as of and subject to the closing of the Organic Change, into the number of fully paid and nonassessable shares of Common Stock at the Series A Conversion Rate. Notwithstanding the foregoing, mandatory conversion shall not occur with respect to any Series A Preferred Stock pursuant to this Section 5(c)(i) in the event that a liquidation election has been made in accordance with the provisions of Section 4(c).

                                (ii) Mandatory Conversion Mechanics. The date of
                                     ------------------------------
         the closing of the Organic Change referred to in Section 5(c)(i) is referred to herein as the "Mandatory Conversion Date." On the Mandatory
                                    -------------------------
         Conversion Date, the outstanding shares of Series A Preferred Stock shall be converted automatically into Common Stock as provided in
         Section 5(c)(i) or 5(c)(ii) above, as appropriate, without any further action by the holders of such shares and whether or not the Series A Stock Certificates representing such shares are surrendered to the Corporation or its transfer agent; provided, however, that the
                                            -----------------
         Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon conversion of any shares of Series A Preferred Stock unless the Series A Stock Certificates evidencing such shares of Series A Preferred Stock are either delivered to the Corporation or the holder notifies the Corporation that such Series A Stock Certificates have been lost, stolen, or destroyed, and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection therewith. Upon the occurrence of the Mandatory Conversion of the Series A Preferred Stock pursuant to this Section 5(c), the holders of the Series A Preferred Stock who have not made the Liquidation Election in accordance with Section 4(c) shall surrender the Series A Stock Certificates representing the Series A Preferred Stock for which the Mandatory Conversion Date has occurred to the Corporation and the Corporation shall deliver the shares of Common Stock and the cash in lieu of fractional shares which are deliverable upon such conversion (in the same manner set forth in Section 5(b)(ii)) to the holder within three (3) business days of the holder's delivery of the applicable Series A Stock Certificates.

                           (d) Record Holder. The conversion of the Series A
                               -------------
Preferred Stock shall be deemed for all purposes to have been effected on the Voluntary Conversion Date or Mandatory Conversion Date, as applicable. The Person or Persons entitled to receive the shares of Common Stock issuable upon a conversion of the Series A Preferred Stock shall be treated for all purposes as the record holder or holders of such shares of

Common Stock on the Voluntary Conversion Date or Mandatory Conversion Date, as applicable.

                           (e) Conversion Price.
                               ----------------

                                (i) The term "Conversion Price" shall mean the
                                              ----------------
         lesser of (A) $20.00 and (B) an amount equal to the Thirty Day Average Share Price; provided, that if the Thirty Day Average Share Price is
                      --------
         (A) greater than or equal to $8.40 per share but less than or equal to $10.00 per share then the Conversion Price shall be $10.00, or (B) less than $8.40 per share then the Conversion Price shall be 120% of the Thirty Day Average Share Price, in each case subject to adjustment from time to time as provided in Section 5(f).

                                (ii) The term "Thirty Day Average Share Price"
                                               ------------------------------
         shall mean the average of the last reported sale prices per share of the Common Stock on the Nasdaq National Market (or on such other United States stock exchange or public trading market on which the shares of Common Stock are listed or trade at the time of the calculation) or, if such shares of Common Stock are not so reported or listed, the average of the last reported bid prices per share of the Common Stock, for the thirty consecutive trading days immediately preceding the date on which the Corporation first issues any shares of Series A Preferred Stock, as equitably adjusted for any reverse stock split of the Common Stock of the Company occurring during such 30 consecutive trading day period. If a reverse stock split is effected during such measurement period, then the sale price on all days prior to such effective date shall be adjusted by multiplying such price by the number of shares converted into one share of Common Stock in the reverse stock split.

                           (f) Adjustments of Conversion Price.
                               -------------------------------

                                (i) Adjustments for Stock Splits and
                                    --------------------------------
         Combinations. If the Corporation shall at any time or from time to time
         ------------
         after the issuance of Series A Preferred Stock effect a stock split of the outstanding Common Stock, the applicable Conversion Price in effect immediately prior to the stock split shall be proportionately decreased. If the Corporation shall at any time or from time to time after the issuance of Series A Preferred Stock effect a reverse stock split or otherwise combine the outstanding shares of Common Stock, the applicable Conversion Price in effect immediately prior to the reverse stock split or combination shall be proportionately increased. Any adjustments under this Section 5(f)(i) shall be effective at the close of business on the date the stock split, reverse stock split or combination occurs.

                                (ii) Adjustments for Certain Dividends and
                                     -------------------------------------
         Distributions. If the Corporation shall at any time or from time to
         -------------
         time after the issuance of Series A Preferred Stock, make or issue or set a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in shares of Common Stock, then, and in each event, the applicable Conversion Price in effect immediately prior to such event shall be decreased as of the time of such issuance or, in the event such record date shall have been fixed, as of the close of business on such record date, by multiplying, as applicable, the applicable Conversion Price then in effect by a fraction: the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; and the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution.

                                (iii) Adjustments for Reclassification, Exchange
                                      ------------------------------------------
         or Substitution. If the Common Stock issuable upon conversion of the
         ---------------
         Series A Preferred Stock at any time or from time to time after the issuance of Series A Preferred Stock shall be changed to the same or different number of shares of any class or classes of stock, whether by reclassification, exchange, substitution or otherwise (other than by way of a stock split, reverse stock split or combination of shares or stock dividends provided for in Sections 5(f)(i) and (ii), or an Organic Change, then, and in each event, an appropriate revision to the Conversion Price shall be made and provision shall be made (by adjustments of the Conversion Price or otherwise)) so that the holder of each share of Series A Preferred Stock shall have the right thereafter to convert such share of Series A Preferred Stock into the kind and amount of shares of stock and other securities receivable upon reclassification, exchange, substitution or other change, by holders of the number of shares of Common Stock into which such share of Series A Preferred Stock might have been converted immediately prior to such reclassification, exchange, substitution or other change, all subject to further adjustment as provided herein.

                                (iv) Issuance of Common Stock or Common Stock
                                     ----------------------------------------
         Equivalent below Current Market Price. If at any time after the
         -------------------------------------
         issuance of the Series A Preferred Stock the Corporation shall (i) issue Common Stock without consideration or for consideration per share of less than 90% of the Current Market Price per share of the Common Stock on the date of such issue, or (ii) issue Common Stock Equivalents with an exercise or conversion price that is less than both the Conversion Price then in effect and 90% of the Current Market Price per share of Common Stock on the date of such issue, then and in such event the Conversion Price shall be reduced, concurrently with such issue, to a new Conversion Price determined by multiplying the then current Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of shares of Common Stock which the aggregate consideration received by the Corporation for the total number of shares of Common Stock so issued, or issuable upon exercise or conversion of such Common Stock Equivalents, would purchase at the Current Market Price; and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of shares of such Common Stock so issued, or issuable upon exercise or conversion of such Common Stock Equivalents. In any such case in which the Conversion Price is adjusted as a result of issuance of Common Stock Equivalents, no further adjustment in the Conversion Price shall be made upon the subsequent issue of Common Stock upon the exercise or conversion of such Common Stock Equivalents.

                                "Current Market Price" shall mean the average of
                                 --------------------
         the last reported sales prices per share of the Common Stock on the Nasdaq National Market (or on such other United States stock exchange or public trading market on which the shares of Common Stock are listed or trade at the time of the calculation) or, if such shares of Common Stock are not so reported or listed, the average of the last reported bid prices per share of the Common Stock, in each case, for the thirty consecutive trading days immediately preceding the date of determination or if no such bid prices are available, then the fair market value as determined at the Corporation's expense by an appraiser chosen by the Board of Directors and reasonably acceptable to the Majority Holders.

                                (v) Adjustments for an Organic Change. If at any
                                    ---------------------------------
         time, or from time to time, after the issuance of Series A Preferred Stock, there shall be an Organic Change, then as a part of such Organic Change an appropriate revision to the Conversion Price shall be made and provision shall be made (by adjustments of the Conversion Price or otherwise) so that the holder of each share of Series A Preferred Stock shall have the right thereafter to convert such share of Series A Preferred Stock into the kind and amount of shares of stock and other securities or property of the Corporation or any successor corporation resulting from the Organic Change to which such holder would have been entitled upon consummation of the Organic Change if such holder(s) had converted the Series A Preferred Stock immediately prior thereto. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 5(f)(v) with respect to the rights of the holders of the Series A Preferred Stock after the Organic Change to the end that the provisions of this Section 5(f)(v) (including any adjustment in the applicable Conversion Price then in effect and the number of shares of stock or other securities deliverable upon conversion of the Series A Preferred Stock) shall be applied after that event in as nearly an equivalent manner as may be practicable.

                                (vi) Certain Distributions. In case the
                                     ---------------------
         Corporation shall at any time, or from time to time, prior to conversion of the Series A Preferred Stock, distribute to holders of shares of the Common Stock (including any such distribution made in connection with a merger, consolidation or other business combination which is not an Organic Change) cash, evidences of indebtedness of the Corporation or another issuer, securities of the Corporation or another issuer or other assets (excluding dividends or distributions in which holders of shares of Series A Preferred Stock participate, in the manner provided in Section 3, and dividends payable in shares of Common Stock for which adjustment is made under another paragraph of this
         Section 5(f)(vi)) or rights or warrants to subscribe for or purchase securities of the Corporation, the Conversion Price then in effect shall be adjusted (and any other appropriate actions shall be taken by the Corporation) by multiplying the Conversion Price in effect immediately prior to the date of such distribution by a fraction (x) the numerator of which shall be the Current Market Price of the Common Stock immediately prior to the date of distribution less the then fair market value (as determined in accordance with the provisions of Section 4(b)) of the portion of the cash, evidences of indebtedness, securities or other assets so distributed or of such rights or warrants applicable to one share of Common Stock and (y) the denominator of which shall be the Current Market Price of the Common Stock immediately prior to the date of distribution (but such fraction shall not be greater than one); provided, however, that no adjustment shall be made with respect to any
         --------  -------
         distribution of rights or warrants to subscribe for or purchase securities of the Corporation if the holders of shares of Series A Preferred Stock would otherwise be entitled to receive such rights or warrants upon conversion at any time of shares of Series A Preferred Stock into Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective retroactively to a date immediately following the close of business on the record date for the determination of stockholders entitled to receive such distribution.

                           (g) Certain Issues Excepted. Anything herein to the
                               -----------------------
contrary notwithstanding, the Corporation shall not be required to make any adjustment of the number of shares of Common Stock issuable upon conversion of
(i) the Series A Preferred Stock hereunder, (ii) options or warrants or rights to purchase stock under any of the Corporation's employee or director stock option plans approved by the Corporation's Board of Directors or (iii) the Corporation's 8% Convertible Subordinated Debentures due 2008.

                           (h) No Impairment. The Corporation shall not, by
                               -------------
amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith, assist in the carrying out of all the provisions of this Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Series A Preferred Stock against impairment.

                           (i) Issue Taxes. The Corporation shall pay any and
                               -----------
all issue and other taxes, excluding federal, state or local income taxes, that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of shares of Series A Preferred Stock pursuant hereto; provided,
                                                                  --------
however, that the Corporation shall not be obligated to pay any transfer taxes
-------
resulting from any transfer requested by any holder in connection with any such conversion.

                           (j) Fractional Shares. No fractional shares of Common
                               -----------------
Stock shall be issued upon conversion of the Series A Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to the product of such fraction multiplied by the average of the closing trade prices of the Common Stock for the five consecutive trading days immediately preceding the Mandatory Conversion Date or the Voluntary Conversion Date, as applicable.

                           (k) Reservation of Common Stock. The Corporation
                               ---------------------------
shall, so long as any shares of Series A Preferred Stock are outstanding, reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Series A Preferred Stock, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the Series A Preferred Stock then outstanding. The Corporation shall, from time to time in accordance with applicable law, increase the authorized number of shares of Common Stock if at any time the unissued number of authorized shares shall not be sufficient to satisfy the Corporation's obligations under this Section 5(k).

                  6. Notice.
                     ------

                           (a) Liquidation Events, Etc. In the event (i) the
                               ------------------------
Corporation establishes a record date to determine the holders of any class of securities who are entitled to receive any dividend or other distribution or who are entitled to vote at a meeting (or by written consent) in connection with any of the transactions identified in clause (ii) hereof, (ii) that any Liquidation Event or Organic Change, as applicable, becomes reasonably likely to occur,
(iii) the Corporation shall declare a dividend, redemption or other distribution with respect to its Common Stock or (iv) of any Adjustment Event, the Corporation shall mail or cause to be mailed by first class mail (postage prepaid) to each holder of Series A Preferred Stock at least forty-five (45) days prior to such record date specified therein or the expected effective date of any such transaction, a notice specifying (A) the date of such record date for the purpose of such dividend or distribution or meeting or consent and a description of such dividend or distribution or the action to be taken at such meeting or by such consent, (B) the date on which any such Liquidation Event, Organic Change or Adjustment Event, as applicable, is expected to become effective, and (C) the date on which the books of the Corporation shall close or a record shall be taken with respect to any such event.

                           (b) Waiver of Notice. Any holder of Series A
                               ----------------
Preferred Stock may as to itself, at any time upon written notice to the Corporation, waive any notice provisions specified herein for the benefit of such holder.

                  7. Certain Remedies. Any registered holder of Series A
                     ----------------
Preferred Stock shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Certificate of Designations and to enforce specifically the terms and provisions of this Certificate of Designations in any court of the United States or any state thereof having jurisdiction, this being in addition to any other remedy to which such holder may be entitled at law or in equity.

                  8. No Reissuance of Series A Preferred Stock. No shares of
                     -----------------------------------------
Series A Preferred Stock acquired by the Corporation by reason of purchase, conversion or otherwise shall be reissued, and all such shares shall be canceled, retired and eliminated from the shares which the Corporation shall be authorized to issue.

[Signature page follows]

                  IN WITNESS WHEREOF, United Road Services, Inc. has caused this Certificate of Designations to be signed and attested by the undersigned this ____ day of __________, 2000.



                                             UNITED ROAD SERVICES, INC.
                                             By:________________________________
                                             Name: Gerald Riordan
                                             Title: Chief Executive Officer


ATTEST:

____________________________________
Name: Donald J. Marr
Title: Chief Financial Officer

                                                                      Appendix F

                                 AMENDMENT NO. 1

                                       TO

                            STOCK PURCHASE AGREEMENT

                  AMENDMENT NO. 1, DATED AS OF MAY 26, 2000, TO THAT CERTAIN STOCK PURCHASE AGREEMENT (this "Amendment"), by and among United Road Services,
                                ---------
Inc., a Delaware corporation, and Blue Truck Acquisition, LLC, a Delaware limited liability company.

                              PRELIMINARY STATEMENT

                  On April 14, 2000, the parties hereto entered into a Stock Purchase Agreement (the "Initial Agreement"). The Initial Agreement is being
                         -----------------
amended hereby. Capitalized terms used herein and not otherwise defined shall have the same meanings attributed to them in the Initial Agreement.

                  NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  1. Amendment to Exhibit A to the Initial Agreement. Exhibit A
                     -----------------------------------------------
to the Initial Agreement is hereby amended as set forth in Annex A attached hereto.

                  2. Amendment to Exhibit C to the Initial Agreement. Exhibit C
                     -----------------------------------------------
to the Initial Agreement is hereby amended as set forth in Annex B attached hereto.

                  3. Amendment to Exhibit D to the Initial Agreement. Exhibit D
                     -----------------------------------------------
to the Initial Agreement is hereby amended as set forth in Annex C attached hereto.

                  4. Addition of Exhibit F to the Initial Agreement. Exhibit F
                     ----------------------------------------------
is hereby added to Initial Agreement in the form set forth in Annex D attached hereto.

                  5. Amendment to Section 2.2 of the Initial Agreement. The last
                     -------------------------------------------------
sentence of the second paragraph of Section 2.2 of the Initial Agreement is hereby amended and restated in its entirety as follows:

                  "Upon consummation of the Closing as contemplated hereby, including receipt by the Company of the Purchase Price, the Series A Preferred Stock owned by the Investor will be validly issued, fully paid and nonassessable, and any shares of capital stock issued upon the conversion of the Series A Preferred Stock in accordance with the terms thereof shall be validly issued, fully paid and nonassessable."

                  6. Amendment to the Preamble and Sections 3.6(c), 3.14, 3.18,
                     -----------------------------------------------------------
5.1 and 5.8(c) of the Initial Agreement. The Preamble and Sections 3.6(c), 3.14,
---------------------------------------
3.18, 5.1
and 5.8(c) of the Initial Agreement are hereby amended by deleting the words "Certificate of Designation" and replacing them with the words "Certificate of Designations."

                  7. Amendment to Section 1.1 of the Initial Agreement. Section
                     -------------------------------------------------
1.1 of the Initial Agreement is hereby amended and restated in its entirety as follows:

                  "The Company has authorized the issuance and sale to the Investor of its Series A Preferred Stock for a per share purchase price (the "Per Share Purchase Price") in the amount per share equal to the product of ten times the lesser of (A) $20.00 and (B) an amount equal to the Thirty Day Average Share Price on the Closing Date; provided, that if the Thirty Day Average Share Price is (A) greater than or equal to $8.40 per share but less than or equal to $10.00 per share then the Per Share Purchase Price shall be the product of $10.00 times ten, or (B) less than $8.40 per share then the Per Share Purchase Price shall be 120% of the product of ten times the Thirty Day Average Share Price."

                  8. Amendment to Section 3.1 of the Initial Agreement. Section
                     -------------------------------------------------
3.1 of the Initial Agreement is hereby amended by inserting the following text immediately after the last sentence thereof:

                  "Notwithstanding anything to the contrary contained in this Agreement, the Investor hereby acknowledges that the authorization and sale of $2,000,000 worth of Series A Preferred Stock pursuant to the terms and subject to the conditions set forth in a draft, dated May 24, 2000, of a form Stock Purchase Agreement, to be entered into by and among CFE, Inc., a Delaware corporation ("CFE"), and the Company (the "CFE Agreement") shall not constitute a breach of any representation, warranty, covenant, term or provision contained in this Agreement or the failure of any condition in this Agreement, and all such representations, warranties, covenants, terms, provisions and conditions are hereby amended to provide for the transactions contemplated by the CFE Agreement."

                  9. Amendment to Section 3.4 of the Initial Agreement. Section
                     -------------------------------------------------
3.4 of the Initial Agreement is hereby amended by inserting before the words "(the "Certificate of Designations")" the words "attached hereto as Appendix B." Appendix B of the Initial Agreement is hereby amended and restated in its entirety in the form of Annex E attached hereto.

                  10. Amendment to Section 3.5 of the Initial Agreement. Section
                      -------------------------------------------------
3.5 of the Initial Agreement is hereby amended by deleting the words "as set forth in Appendix B hereto."

                  11. Amendment to Section 3.6(c) of the Initial Agreement.
                      ----------------------------------------------------
Section 3.6(c) of the Initial Agreement is hereby amended and restated in its entirety as follows:

                  "A copy of the By-laws of the Company, certified by the Company's secretary, as amended to provide in a manner reasonably satisfactory to the Investor that at all times until the holders of the Series A Preferred Stock no longer have the right under the Investors' Agreement or the Certificate of Designations to designate at least a majority of the Company's directors, a quorum for a meeting of the Board of Directors of the Company shall require that (i) a majority of the total number of all directors be present and
                  (ii) a majority of the directors present at a meeting are Investor Directors (as such term is defined in the Investors' Agreement); and"

                  12. Amendment to Section 3.15 of the Initial Agreement.
                      --------------------------------------------------
Section 3.15 of the Initial Agreement is hereby amended and restated in its entirety as follows:

                  A refinancing or replacement of the Company's existing credit facility shall be available at the Closing providing for at least $25 million of liquidity (i.e., available borrowings
                                                  ----
                  plus cash on hand) in addition to the amount outstanding at Closing, all on terms and conditions reasonably satisfactory to the Investor, it being understood that as to principal, maturity, rate, fees and security the Investor acknowledges that an $80 million principal amount (including a $10 million letter of credit facility), five year maturity loan, with interest at LIBOR plus 3% and/or Prime plus 1-1/2% and a $1.5 million closing fee and $200,000 annual agency fee, which is secured by a first lien on substantially all of the assets of the Company and its subsidiaries, will be acceptable to the Investor.

                  13. Amendment to Section 3.16 of the Initial Agreement.
                      --------------------------------------------------
Section 3.16 of the Initial Agreement is hereby amended by deleting the phrase "in substantially the form of Exhibit E hereto."

                  14. Amendment to Section 3.17 of the Initial Agreement.
                      --------------------------------------------------
Section 3.17 of the Initial Agreement is hereby deleted in its entirety and replaced with the words "Intentionally Omitted."

                  15. Amendment to Section 4.6 of the Initial Agreement. Section
                      -------------------------------------------------
4.6 of the Initial Agreement is hereby amended and restated in its entirety as follows:

                  Side Letter. The Investor shall have delivered to the Company
                  -----------
                  and Charterhouse an executed copy of a side letter from the Investor and CFE to the Company and Charterhouse in the form set forth in Exhibit F attached hereto.

                  16. Amendment to Section 4.9 of the Initial Agreement. Section
                      -------------------------------------------------
4.9 of the Initial Agreement is hereby amended and restated in its entirety as follows:

                  A refinancing or replacement of the Company's existing credit facility shall be available at the Closing providing for at least $25 million of liquidity (i.e., available borrowings plus cash on hand) in addition to the amount outstanding at Closing, all on terms and conditions reasonably satisfactory to the Company, it being understood that as to principal, maturity, rate, fees and security the Company acknowledges that an $80 million principal amount (including a $10 million letter of credit facility), five year maturity loan, with interest at LIBOR plus 3% and/or Prime plus 1-1/2% and a $1.5 million closing fee and $200,000 annual agency fee, which is secured by a first lien on substantially all of the assets of the Company and its subsidiaries, will be acceptable to the Company.

                  17. Amendment to Section 5.1 of the Initial Agreement. Section
                      -------------------------------------------------
5.1 of the Initial Agreement is hereby amended by deleting the square brackets around the words "Prime plus 1-1/2%."

                  18. Amendment to Section 5.8(c) of the Initial Agreement.
                      ----------------------------------------------------
Section 5.8(c) of the Initial Agreement is hereby amended by deleting the number "$30 million" and inserting in its place the number "$25 million."

                  19. Governing Law. This Amendment shall be governed by and
                      -------------
construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such State.

                  20. Counterparts. This Amendment may be executed by the
                      ------------
parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

                  21. Headings. The headings in this Amendment are for reference
                      --------
only and shall not affect the interpretation of this Amendment.

                  22. Severability. Whenever possible, each provision of this
                      ------------
Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be deemed prohibited or invalid under such applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, and such prohibition or invalidity shall not invalidate the remainder of such provision or the other provisions of this Amendment.

                  23. Continuing Effect. Except as expressly amended by this
                      -----------------
Amendment, the Initial Agreement shall continue unamended and in full force and effect in accordance with the terms thereof.

                  IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                             UNITED ROAD SERVICES, INC.


                                             By_________________________________
                                             Name:
                                             Title:


                                             BLUE TRUCK ACQUISITION, LLC


                                             By_________________________________
                                             Name:
                                             Title:

Consented to this __ day of May, 2000 by:

CHARTER URS LLC


By_________________________________
Name:
Title:

                                                                      Appendix G

                           UNITED ROAD SERVICES, INC.



                                  Amendment to

                              Amended and Restated
                               Purchase Agreement
                                       for
                           8% Convertible Subordinated
                               Debentures due 2008

                                     and to

                              Amended and Restated
                               Investors Agreement

                          -----------------------------


                               Dated May __, 2000

                           United Road Services, Inc.
                                8 Automation Lane
                             Albany, New York 12205





                                               May __, 2000



Charter URS LLC
575 Madison Avenue
New York, New York

Ladies and Gentlemen:

                  Reference is hereby made to that certain purchase agreement, dated as of November 19, 1998, between United Road Services, Inc., a Delaware corporation (the "Company"), and Charter URS LLC, a Delaware limited liability company ("Charterhouse"), relating to, among other things, the purchase of 8% Convertible Subordinated Debentures due 2008 (the "1998 Purchase Agreement"), which the Company and Charterhouse agreed to amend and restate pursuant to that certain Amended and Restated Purchase Agreement, dated as of April 14, 2000 (the "2000 Purchase Agreement"). Reference is also made to that certain investors agreement, dated as of November 19, 1998 between the Company and Charterhouse, relating to, among other things, election of directors of the Company (the "1998 Investors Agreement"), which the Company and Charterhouse agreed to amend and restate pursuant to that certain Amended and Restated Investors Agreement dated as of April 14, 2000 (the "2000 Investors Agreement"). The Company and Charterhouse have agreed to amend the 2000 Purchase Agreement and the 2000 Investors Agreement in the manner set forth below (the "Amendment"). Accordingly, the Company and Charterhouse hereby agree as follows:

1.       AMENDMENT TO SECTION 6.3.2 OF THE 2000 PURCHASE AGREEMENT.
         ---------------------------------------------------------

         Section 6.3.2 of the 2000 Purchase Agreement is amended by adding the words "or the CFE Preferred Stock under the CFE Equity Documentation" after the words "Blue Truck Documentation," and by deleting the words "Blue Truck Preferred Stock and the Debentures" and replacing them with "Blue Truck Preferred Stock, CFE Preferred Stock, and the Debentures."

2.       AMENDMENT TO SECTION 6.24.2 OF THE 2000 PURCHASE AGREEMENT.
         ----------------------------------------------------------

         Section 6.24.2 of the 2000 Purchase Agreement is hereby amended and restated to read in its entirety as follows:

         The Company has provided to Charterhouse a true and complete copy of all Blue Truck Documentation, the CFE Equity Documentation, and the Commitment Letter. No party to the Blue Truck Documentation or the CFE Equity Documentation shall be in default under such documents. No notice of default or dispute under such documents has been given to any party thereto and no claim been made thereunder. The Blue Truck Purchase Agreement is in full force and effect. As of the Closing, the Company and each party to the Blue Truck Documentation and the CFE Equity Documentation shall have obtained, with respect to such documentation, all consents to the execution, delivery and performance of the Blue Truck Documentation and CFE Equity Documentation that are listed on Schedule 6.24.2.
                   ---------------

3.       AMENDMENT TO SECTION 10.3.1 OF THE 2000 PURCHASE AGREEMENT.
         ----------------------------------------------------------

         The second sentence of Section 10.3.1 of the 2000 Purchase Agreement is hereby amended as follows:

         (a) The phrase "as provided in paragraphs 10.5.1 through 10.5.6 of
         Section 10.5" is replaced with the words "as provided in this Section 10.5."

         (b) Clauses (i) and (ii) are restated in their entirety to read : "(i) the issuance to Blue Truck at the Closing of the Blue Truck Preferred Stock or the issuance to CFE at the Closing of the CFE Preferred Stock, or (ii) the conversion of the Blue Truck Preferred Stock or the conversion of the CFE Preferred Stock.

         (c) Clauses (iii) and (iv) are deleted.

4.       AMENDMENT OF SECTION 11.6.2(iv) OF THE 2000 PURCHASE AGREEMENT
         --------------------------------------------------------------

         Section 11.6.2(iv) of the 2000 Purchase Agreement is amended and restated to read in its entirety as follows:

         (iv) an "Organic Change" or a "Liquidation Event" shall have occurred, as such terms are defined in the Blue Truck Certificate of Designation; provided, however, that the issuance of the Blue Truck Preferred Shares or the CFE Preferred Shares at the Closing shall not constitute a Change of Control for purposes of this Section 11.6.2(iv).

5.       AMENDMENT OF SECTION 11.7.4 OF THE 2000 PURCHASE AGREEMENT.
         ----------------------------------------------------------

         Section 11.7.4 of the 2000 Purchase Agreement is amended by adding the following after the first sentence:

         Notwithstanding anything to the contrary contained in this Agreement, Senior Obligations shall not include any obligations of the Company under or relating to the CFE Equity Documentation or otherwise in respect of the Series A Preferred Stock to be issued to CFE thereunder.

6.       AMENDMENT TO SECTION 12.2 OF THE 2000 PURCHASE AGREEMENT.
         --------------------------------------------------------

         Section 12.2 of the 2000 Purchase Agreement is hereby amended and restated to read in its entirety as follows:

         The Company will not, and will not permit any of its Subsidiaries, directly or indirectly, either to (A) declare or pay any dividend or make any distribution on the account of the capital stock (including all shares, interests, participations, rights or other equivalents of corporate stock) of the Company or any of its Subsidiaries other than
         (i) dividends or distributions payable to the Company or any of its Subsidiaries (ii) Scheduled Series A Dividends after a Triggering Event, and (iii) dividends or distributions paid solely in shares of capital stock of the Company that are not Disqualified Capital Stock, or (B) redeem, repurchase or otherwise acquire or retire any outstanding shares of capital stock of the Company or any of its Subsidiaries or any security convertible into or exchangeable for such capital stock. Notwithstanding the immediately preceding sentence Scheduled Series A Dividends shall accrue and cumulate as provided for in the Blue Truck Certificate of Designations. Nothing in this Section
         12.2 shall restrict the conversion of the Blue Truck Preferred Stock in accordance with the terms of the Blue Truck Documentation or the conversion of the CFE Preferred Stock in accordance with the terms of the CFE Equity Documentation, except to the extent it would result in the payment of cash and/or property other than common stock or other capital stock of the Company that is not Disqualified Capital Stock to a holder of Series A Participating Preferred Stock.

7.       AMENDMENT TO SECTION 12.5.1 OF THE 2000 PURCHASE AGREEMENT.
         ----------------------------------------------------------

         Section 12.5.1 of the 2000 Purchase Agreement is hereby amended by adding a comma before the words "any Related Person" in the first sentence thereof and by deleting the words "of the type described in Section 6.24.1 of this Agreement (but without giving effect to the materiality qualification in clauses (ii), (iii) and (iv) thereof)" in the first sentence thereof.

         The last sentence of Section 12.5.1 of the 2000 Purchase Agreement is hereby amended and restated in its entirety as follows:

         Nothing in this Section 12.5.1 shall prohibit (i) the payment to Blue Truck of the fees described in Schedule 12.5.1 to this Agreement
                                        ---------------
         pursuant to and in accordance with the Blue Truck Documentation, and
         (ii) the Company from entering into, or performing its obligations under, a senior secured revolving credit facility with General Electric Capital Corporation substantially on the terms and conditions set forth in the Commitment Letter to the Company from General Electric Capital Corporation dated as of May 18, 2000, and the associated Fee Letter of the same date to the Company from General Electric Capital Corporation, copies of which are annexed to this Agreement as Exhibit 12.5.1 (collectively, the "Commitment Letter").

8.       AMENDMENT TO SECTION 12.5.2(a) OF THE 2000 PURCHASE AGREEMENT.
         -------------------------------------------------------------

         Section 12.5.2(a) of the 2000 Purchase Agreement is hereby amended and restated to read in its entirety as follows:

         The Company will not agree to, or otherwise permit to occur, any amendment, supplement or other modification to any of the Blue Truck Documentation or CFE Equity Documentation or any waiver or other forbearance on the exercise of any of its rights under the Blue Truck Documentation or the CFE Equity Documentation, in each case without the prior written consent of the Required Holders, which consent may be withheld in the sole and absolute discretion of the Holders.

9.       AMENDMENT TO SECTION 13(c) OF THE 2000 PURCHASE AGREEMENT
         ---------------------------------------------------------

         Section 13(c) of the 2000 Purchase Agreement is hereby amended and restated to read in its entirety as follows:

         (c) the Company defaults in the performance of or compliance with any term contained in Sections 12.1, 12.2, 12.4, or 12.6.

10.      AMENDMENT TO SECTION 13(d) OF THE 2000 PURCHASE AGREEMENT
         ---------------------------------------------------------

         Section 13(d) of the 2000 Purchase Agreement is hereby amended and restated to read in its entirety as follows:

         (d) the Company defaults in the performance of or compliance with any term contained herein (other than (A) the representations and warranties contained in Article 6 hereof and (B) those terms referred to in paragraphs (a), (b), and (c) of this Section 13 as to which this paragraph (d) shall not apply) and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Debenture (any such written notice to be identified as a "notice of default" and to refer specifically to this paragraph (d) of Section 13); or

11.      AMENDMENT TO EXISTING DEFINITIONS IN SCHEDULE A OF THE 2000 PURCHASE
         --------------------------------------------------------------------
         AGREEMENT.
         ---------

         Schedule A to the 2000 Purchase Agreement is hereby amended by amending the definition of "DISQUALIFIED CAPITAL STOCK" to add the words "CFE Preferred Stock" after the words "Blue Truck Preferred Stock."

         Schedule A to the 2000 Purchase Agreement is hereby amended by amending and restating the following definitions to read in their entirety as follows:

                  "BLUE TRUCK DOCUMENTATION" means collectively the Blue Truck Certificate of Designations, the Blue Truck Investors' Agreement, the Blue Truck/CFE Registration Rights Agreement, the Blue Truck/CFE Side Letter, and the
                                         ===============================
Blue Truck Purchase Agreement.

                  "BLUE TRUCK PREFERRED STOCK" means the shares of Series A Participating Preferred Stock to be issued to Blue Truck at the Closing under and pursuant to the Blue Truck Purchase Agreement

                  "BLUE TRUCK PURCHASE AGREEMENT" means the Purchase Agreement, dated the date hereof, in the form annexed to this Agreement as Exhibit 7, as
                                                                ---------
amended pursuant to the Amendment No. 1 to Stock Purchase Agreement, dated
May __, 2000, in the form annexed to this Agreement as Exhibit 7-1.
                                                       -----------

                  "BLUE  TRUCK   INVESTORS'   AGREEMENT"  means  the  Investors'
Agreement in the form annexed to this Agreement as Exhibit 6.
                                                   ---------

                  "BLUE TRUCK/CFE REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement in the form annexed to this Agreement as
Exhibit 8.
---------

                  "OTHER AGREEMENTS" means the Investors Agreement, the
                  =====================================================
Registration Rights Agreement, the Releases, the Charterhouse Side Letter, the
==============================================================================
Amendment and Restatement Agreement, the Termination Agreement, the Charterhouse
================================================================================
Consent, the Interest Letter, the Side Letter from Charterhouse to the Company
==============================================================================
of even date herewith, and the Blue Truck/CFE Side Letter."
===========================================================

                  "SCHEDULED BLUE TRUCK DIVIDEND" as a defined term is hereby deleted.

12.      AMENDMENT TO SCHEDULE A TO ADD NEW DEFINITIONS OF THE 2000 PURCHASE
         -------------------------------------------------------------------
         AGREEMENT.
         ----------

         Schedule A to the 2000 Purchase Agreement is hereby amended by adding the following definitions:

                  "BLUE TRUCK/CFE SIDE LETTER" means the document in the form
                  ===========================================================
set forth as Exhibit 15.
========================

                  "COMMITMENT LETTER" is defined in Section 12.5.1.

                  "CFE" means General Electric Capital Corporation or a wholly-owned subsidiary thereof.

                  "CFE EQUITY DOCUMENTATION" means collectively the CFE Purchase Agreement, the Blue Truck/CFE Side Letter, and the Blue Truck/CFE Registration
           ==============================
Rights Agreement.

                  "CFE PREFERRED STOCK" means the shares of Series A Participating Preferred Stock to be issued to CFE at the Closing under and pursuant to the CFE Purchase Agreement.

                  "CFE PURCHASE AGREEMENT" means the Purchase Agreement in the form annexed to this Agreement as Exhibit 14.
                                  ----------

                  "SCHEDULED SERIES A DIVIDENDS" means, for the period commencing with the Closing and ending on the eighth anniversary thereof, dividends payable by the Company with respect to each share of Blue Truck Preferred Stock or CFE Preferred Stock in an amount not to exceed during any 12 month period five and one-half percent (5 1/2%) (through the sixth anniversary of the Closing) and thereafter five percent (5%) of the purchase price paid for such share of Blue Truck Preferred Stock or CFE Preferred Stock, as the case may be, compounded quarterly to the extent then required to be paid under the Certificate of Designations.

                  "TRIGGERING EVENT" shall mean the occurrence of a Change of Control Offer and the repurchase by the Company of all the Debentures tendered in response to such Change of Control Offer in accordance with this Agreement.

13.      AMENDMENT TO ADD NEW EXHIBITS OR REPLACE EXISTING EXHIBITS OF THE
         ------------------------------------------------------------------
         2000 PURCHASE AGREEMENT.
         ----------------------

         The 2000 Purchase Agreement is hereby amended so that:

                  (a)      Exhibit 5 to the 2000 Purchase Agreement (Blue Truck
                           ---------
                           Certificate of Designations) shall be as set forth on Annex A to this Amendment;
                           -------

                  (b)      Exhibit 6 to the 2000 Purchase Agreement (Blue Truck
                           ---------
                           Investors' Agreement) shall be as set forth on
                           Annex B to this Amendment;
                           -------

                  (c)      Exhibit 7-1 to the 2000 Purchase Agreement (Amendment
                           -----------
                           No. 1 to Stock Purchase Agreement) shall be as set forth on Annex C to this Amendment;
                                    -------

                  (d)      Exhibit 8 to the 2000 Purchase Agreement (Blue
                           ---------
                           Truck/CFE Registration Rights Agreement) shall be as set forth on Annex D to this Amendment;
                                         -------

                  (e)      Exhibit 12.5.1 to the 2000 Purchase Agreement shall
                           --------------
                           be as set forth on Annex E to this Amendment; and
                                              -------

                  (f)      Exhibit 14 to the 2000 Purchase Agreement (CFE
                           ----------
                           Purchase Agreement) shall be as set forth on Annex F
                                                                        -------
                           to this Amendment.

                  (g)      Exhibit 15 to the 2000 Purchase Agreement (Blue
                  ===      ===============================================
                           Truck/CFE Side Letter) shall be as set forth on
                           ===============================================
                           Annex G to this Amendment.
                           ==========================

14.      AMENDMENT TO SECTION 2.1.1 OF THE 2000 INVESTORS AGREEMENT
         ----------------------------------------------------------

         Section 2.1.1 of the 2000 Investors Agreement is hereby amended by adding the following new subsection (e):

         (e) The rights and limitations set forth in Sections 2.1.1(a) , 2.1.1(b), 2.1.1(c), and 2.1.1(d) shall terminate if at any time Charterhouse and its Permitted Transferees beneficially own Shares that represent less than 10% in the aggregate of the Initial Interest.

15.      GOVERNING LAW.
         -------------

         This Amendment shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely with such State.

16.      COUNTERPARTS.
         ------------

         This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

17.      HEADINGS.
         --------

         The headings in this Amendment are for reference only and shall not affect the interpretation of this Amendment.

18.      SEVERABILITY.
         ------------

         Whenever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be deemed prohibited or invalid under such applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, and such prohibition or invalidity shall not invalidate the remainder of such provision or the other provisions of this Amendment

19.      CONTINUING EFFECT.
         -----------------

         Except as expressly amended by this Amendment, the 2000 Purchase Agreement and the 2000 Investors Agreement shall continue unamended and in full force and effect in accordance with the terms thereof.

         If Charterhouse is in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Amendment and return it to the Company, whereupon the foregoing shall become a binding agreement between Charterhouse and the Company.

                                            Very truly yours,


                                            UNITED ROAD SERVICES, INC.


                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________

The foregoing is hereby agreed to as of the date thereof:


CHARTER URS LLC


By:_________________________________________
   Name:____________________________________
   Title:___________________________________


Consented to as of
the date thereof:


BLUE TRUCK ACQUISITION, LLC



By:_________________________________________
   Name:____________________________________
   itle:____________________________________

                                 Acknowledgement
                                 ---------------

         The Company hereby represents to Charterhouse that other than the ten for one reverse stock split effected by the Company as of May 4, 2000, there has been no event which would give rise to an adjustment to the Conversion Price under Section 10.5 of the 2000 Purchase Agreement.

                                                  UNITED ROAD SERVICES, INC.


                                                  By:___________________________
                                                  Name:
                                                  Title:


         In reliance upon the foregoing representation, Charterhouse hereby acknowledges that as of May 25, 2000, the Conversion Price as set forth in
Section 10.3.1 of the 2000 Purchase Agreement is $150.00.

                                                  CHARTER URS LLC


                                                  By:___________________________
                                                  Name:
                                                  Title:

                                                                      Appendix H

                              AMENDMENT NO. 1 TO
               UNITED ROAD SERVICES, INC. 1998 STOCK OPTION PLAN

      The United Road Services, Inc. 1998 Stock Option Plan (the "Plan") is hereby amended pursuant to the following provisions:

      1.     Definitions.  All capitalized terms used in this amendment which
             -----------
are not otherwise defined herein shall have the respective meanings given such terms in the Plan.

      2.     Limitation on Awards to Eligible Participants.  Section 3 of the
             ---------------------------------------------
Plan is hereby amended and restated in its entirety as follows:

     The Company may grant Options under this Plan only to (i) persons who, at the time of such grant, are directors, officers and/or employees of the Company and/or any of its Subsidiaries, and (ii) persons who, and entities which, at the time of such grant, are independent contractors, consultants or advisers of the Company and/or any of its Subsidiaries (collectively, "Eligible Participants"). No person or entity will be an Eligible Participant following his, her or its Termination of Eligibility Status and no Option may be granted to any person or entity other than an Eligible Participant. In no event may any one Eligible Participant be granted stock options for more than 250,000 shares of Common Stock in the aggregate per calendar year.

      3.     Option Pool.  Section 4 of the Plan is hereby amended and restated
             -----------
in its entirety as follows:

     In no event will the Company issue, in the aggregate, more than 327,889 Shares (the "Option Pool") pursuant to the exercise of all Options granted under this Plan, exclusive of those Option Shares that may be reacquired by the Company by repurchase or otherwise. At all times while Options granted under this Plan are outstanding, the Company will reserve for issuance for the purposes hereof a sufficient number of authorized and unissued Shares to fully satisfy the Company's obligations under all such outstanding Options.

      4.     Administration.  The first sentence of Section 5 of the Plan is
             --------------
hereby amended and restated in its entirety as follows:

     It is intended that the Plan will be administered and interpreted by the Board or by a committee consisting of two or more members of the Board who are "outside directors" within the meaning of Section 162(m) of the Code, appointed by the Board for such purpose (the Board, or such committee, referred to herein as the "Administrator"), to the extent Section 162(m) of the Code is applicable; however the fact that a Committee or Board member, as applicable fails to qualify under the foregoing requirements will not invalidate any option which is otherwise validly made under the Plan.

      5.     Effective Date; Construction.  This amendment shall be effective as
             ----------------------------
of the date approved by the stockholders of the Company and shall be deemed to be a part of the Plan as of such date. In the event of any inconsistencies between the provisions of the Plan and this amendment, the provisions of this amendment shall control. Except as modified by this amendment, the Plan shall continue in full force and effect without change.

                                [front of card]

                                  PROXY CARD
                          UNITED ROAD SERVICES, INC.
                        Special Meeting of Stockholders
                           ________________ __, 2000

        The undersigned hereby appoints Gerald R. Riordan and Donald J. Marr (the "Proxies"), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the special meeting of stockholders (the "Meeting") of United Road Services, Inc. (the "Company") to be held on ____________ __, 2000 at [9:00 a.m.] local time at [The Desmond Hotel and Conference Center, 660 Albany-Shaker Road,] Albany, New York. The Proxies shall cast votes according to the number of shares of the Company which the undersigned may be entitled to vote with respect to the proposal set forth on the reverse side of this card, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at the Meeting and hereby ratifies and confirms all that said Proxies, or any of them, may lawfully do by virtue hereof and thereof.

               (Continued and to be signed on the reverse side)

                            [reverse side of card]

THIS PROXY WILL BE VOTED AS SPECIFIED AT RIGHT WITH          PROPOSAL NO. 1.  The Company shall issue and sell (i) $25,000,000
RESPECT TO THE ACTIONS TO BE TAKEN ON THE FOLLOWING          worth of its Series A Participating Convertible Preferred Stock, par
PROPOSALS.  IN THE ABSENCE OF ANY SPECIFICATION, THIS        value $0.001 per share (the "Series A Preferred Stock"), to Blue Truck
PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.               Acquisition, LLC, an affiliate of KPS Special Situations Fund, L.P., and (ii) $2,000,000 worth of its Series A Preferred Stock to CFE,
                                                             Inc.,  an affiliate of General Electric Capital Corporation.

                                                             |  | FOR                   |  | AGAINST            |  | ABSTAIN

                                                             PROPOSAL NO. 2.  The Company's 1998 Stock Option Plan shall be amended to (i) increase the maximum number of shares of the Company's common stock, par value $0.01 per share, which may be covered by awards under the plan from 127,889 to 327,889 shares, and (ii) limit the maximum number of shares with respect to which options may be granted to plan participants with respect to any calendar year and make other administrative changes to ensure compliance with the performance-
                                                             based compensation exception to the $1 million annual deduction limit imposed by Section 162(m) of the Internal Revenue Code of 1986, as
                                                             amended.

                                                             |  | FOR                   |  | AGAINST            |  | ABSTAIN

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE             THIS PROXY IS SOLICITED AND PROPOSED BY THE BOARD OF DIRECTORS OF
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS OF THE             THE COMPANY, WHICH RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS.
COMPANY AND THE PROXY STATEMENT DATED _______ __, 2000.

If any other matters properly come before the Meeting or     PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE
any adjournment thereof, this proxy will be voted            ENCLOSED POSTAGE-PAID ENVELOPE.
according to the judgment of the persons named on the
reverse side as Proxies.


Signature __________________________________    Signature __________________________________    Dated ___________________________
                                                                IF HELD JOINTLY
Note:   For shares held jointly, each joint owner should personally sign.  If signing as executor, or in any other representative capacity, or as an officer of a corporation, please indicate your full title as such.
